UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N- CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05686

AIM Investment Securities Funds (Invesco Investment Securities Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 02/28

Date of reporting period: 08/31/22

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not Applicable.

Semiannual Report to Shareholders	August 31, 2022

Invesco Corporate Bond Fund

Nasdaq:

A: ACCBX ∎ C: ACCEX ∎ R: ACCZX ∎ Y: ACCHX ∎ R5: ACCWX ∎ R6: ICBFX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

25	Financial Statements

28	Financial Highlights

29	Notes to Financial Statements

38	Fund Expenses

39	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/22 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-10.09%
Class C Shares	-10.35
Class R Shares	-10.21
Class Y Shares	-9.96
Class R5 Shares	-9.92
Class R6 Shares	-9.90
Bloomberg U.S. Credit Index▼ (Broad Market/Style-Specific Index)	-9.12
Lipper BBB Rated Funds Index∎ (Peer Group Index)	-10.71

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The Bloomberg U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.

The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB-rated funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on "Products” and select "Mutual Funds.” Use the "Product Finder" to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Corporate Bond Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges
Class A Shares
Inception (9/23/71)	6.52%
10 Years	2.41
5 Years	0.30
1 Year	-19.72

Class C Shares
Inception (8/30/93)	4.60%
10 Years	2.25
5 Years	0.45
1 Year	-17.60

Class R Shares
Inception (6/6/11)	3.22%
10 Years	2.59
5 Years	0.93
1 Year	-16.50

Class Y Shares
Inception (8/12/05)	4.46%
10 Years	3.10
5 Years	1.43
1 Year	-16.04

Class R5 Shares
Inception (6/1/10)	4.40%
10 Years	3.23
5 Years	1.53
1 Year	-15.87

Class R6 Shares
10 Years	3.29%
5 Years	1.56
1 Year	-15.93

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Corporate Bond Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Corporate Bond Fund (renamed Invesco Corporate Bond Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Corporate Bond Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Corporate Bond Fund

Schedule of Investments(a)

August 31, 2022

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes-88.03%
Advertising-0.33%
Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/2027(b)	$265,000	$237,676
Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	3,947,000	3,808,928
Lamar Media Corp.,
3.75%, 02/15/2028	2,800,000	2,515,618
4.00%, 02/15/2030(c)	1,319,000	1,150,399
3.63%, 01/15/2031	523,000	438,995
		8,151,616

Aerospace & Defense-0.93%
Boeing Co. (The),
2.75%, 02/01/2026(c)	3,251,000	3,043,147
2.20%, 02/04/2026	4,533,000	4,149,855
3.63%, 02/01/2031	5,981,000	5,298,428
5.93%, 05/01/2060	6,118,000	5,854,661
Lockheed Martin Corp., 4.15%, 06/15/2053	1,669,000	1,561,533
4.30%, 06/15/2062	2,009,000	1,880,679
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	301,000	291,057
TransDigm, Inc.,
6.25%, 03/15/2026(b)	547,000	538,098
6.38%, 06/15/2026	141,000	135,528
		22,752,986

Agricultural & Farm Machinery-0.17%
Cargill, Inc.,
3.63%, 04/22/2027(b)	2,408,000	2,356,397
4.38%, 04/22/2052(b)	2,009,000	1,922,870
		4,279,267

Agricultural Products-0.02%
Bunge Ltd. Finance Corp., 2.75%, 05/14/2031	560,000	470,910

Airlines-1.99%
Allegiant Travel Co., 7.25%, 08/15/2027(b)	504,000	501,195
American Airlines Pass-Through Trust,
Series 2016-3, Class A, 3.00%, 10/15/2028	3,152,190	2,839,035
Series 2017-2, Class AA, 3.35%, 10/15/2029	258,559	230,548
Series 2021-1, Class B, 3.95%, 07/11/2030	2,985,000	2,492,783
Series 2021-1, Class A, 2.88%, 07/11/2034	3,639,000	3,055,792
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	763,000	726,880
British Airways Pass-Through Trust (United Kingdom),
Series 2019-1, Class AA, 3.30%, 12/15/2032(b)	3,375,346	2,977,059
Series 2021-1, Class A, 2.90%, 03/15/2035(b)	1,881,732	1,573,194

	Principal Amount	Value

Airlines-(continued)
Delta Air Lines Pass-Through Trust,
Series 2019-1, Class A, 3.40%, 04/25/2024	$2,906,000	$2,765,814
Series 2020-1, Class AA, 2.00%, 06/10/2028	2,504,773	2,174,026
Delta Air Lines, Inc., 7.38%, 01/15/2026	425,000	434,069
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(b)	3,461,622	3,392,814
4.75%, 10/20/2028(b)	10,053,697	9,610,153
United Airlines Pass-Through Trust,
Series 2014-2, Class B, 4.63%, 09/03/2022	972,378	972,100
Series 2016-1, Class B, 3.65%, 01/07/2026	1,631,104	1,459,045
Series 2020-1, Class A, 5.88%, 10/15/2027	4,642,351	4,652,546
Series 2018-1, Class A, 3.70%, 03/01/2030	281,023	237,138
Series 2018-1, Class AA, 3.50%, 03/01/2030	3,267,205	2,929,702
Series 2019-1, Class A, 4.55%, 08/25/2031	1,631,050	1,359,933
Series 2019-1, Class AA, 4.15%, 08/25/2031	2,935,869	2,700,112
United Airlines, Inc.,
4.38%, 04/15/2026(b)(c)	686,000	626,380
4.63%, 04/15/2029(b)	1,090,000	957,837
		48,668,155

Alternative Carriers-0.01%
Lumen Technologies, Inc., Series P, 7.60%, 09/15/2039	459,000	361,756

Aluminum-0.02%
Novelis Corp., 4.75%, 01/30/2030(b)	523,000	455,638

Apparel Retail-0.02%
Gap, Inc. (The), 3.63%, 10/01/2029(b)(c)	851,000	593,977

Apparel, Accessories & Luxury Goods-0.06%
Kontoor Brands, Inc., 4.13%, 11/15/2029(b)	582,000	498,810
Macy’s Retail Holdings LLC,
5.88%, 04/01/2029(b)	500,000	433,308
5.88%, 03/15/2030(b)	245,000	209,808
6.13%, 03/15/2032(b)	75,000	62,383
4.50%, 12/15/2034	275,000	192,874
		1,397,183

Application Software-0.42%
salesforce.com, inc.,
2.90%, 07/15/2051	5,450,000	4,031,241
3.05%, 07/15/2061	3,308,000	2,393,744
SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	897,000	851,051

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Corporate Bond Fund

	Principal Amount	Value

Application Software-(continued)
Workday, Inc., 3.70%, 04/01/2029	$3,247,000	$3,047,469
		10,323,505

Asset Management & Custody Banks-1.03%
Ameriprise Financial, Inc.,
3.00%, 04/02/2025	3,007,000	2,930,015
4.50%, 05/13/2032(c)	1,736,000	1,733,012
Ares Capital Corp.,
2.88%, 06/15/2028(c)	375,000	311,855
3.20%, 11/15/2031(c)	400,000	312,292
Bank of New York Mellon Corp. (The),
4.60%, 07/26/2030(c)(d)	1,198,000	1,198,826
Series I, 3.75%(d)(e)	5,507,000	4,652,975
Blackstone Secured Lending Fund,
2.75%, 09/16/2026(c)	5,186,000	4,602,251
2.13%, 02/15/2027	4,127,000	3,425,988
2.85%, 09/30/2028	2,399,000	1,911,292
CI Financial Corp. (Canada), 3.20%, 12/17/2030	3,926,000	2,994,196
State Street Corp., 4.16%, 08/04/2033(d)	1,193,000	1,153,135
		25,225,837

Auto Parts & Equipment-0.37%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
4.75%, 04/01/2028(b)	4,969,000	4,345,813
5.38%, 03/01/2029(b)(c)	1,884,000	1,644,967
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	178,000	175,116
Nemak S.A.B. de C.V. (Mexico), 3.63%, 06/28/2031(b)	3,204,000	2,446,687
NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	506,000	446,171
		9,058,754

Automobile Manufacturers-2.62%
Allison Transmission, Inc.,
4.75%, 10/01/2027(b)	202,000	188,199
3.75%, 01/30/2031(b)	1,046,000	848,907
BMW US Capital LLC (Germany), 3.70%, 04/01/2032(b)	2,337,000	2,182,170
Daimler Trucks Finance North America LLC (Germany), 3.65%, 04/07/2027(b)	3,383,000	3,214,416
Ford Motor Co.,
4.35%, 12/08/2026(c)	515,000	497,297
3.25%, 02/12/2032	531,000	415,508
6.10%, 08/19/2032	4,835,000	4,714,899
4.75%, 01/15/2043	345,000	258,479
Ford Motor Credit Co. LLC,
4.39%, 01/08/2026	1,045,000	985,581
2.70%, 08/10/2026	2,367,000	2,052,976
4.95%, 05/28/2027	200,000	188,044
2.90%, 02/10/2029	334,000	270,919
5.11%, 05/03/2029(c)	450,000	416,457
4.00%, 11/13/2030	332,000	277,761

	Principal Amount	Value
Automobile Manufacturers-(continued)
General Motors Financial Co., Inc.,
5.00%, 04/09/2027	$3,133,000	$3,092,823
4.30%, 04/06/2029(c)	4,592,000	4,243,402
Series B, 6.50%(d)(e)	200,000	184,772
Hyundai Capital America,
4.30%, 02/01/2024(b)	10,488,000	10,426,750
2.65%, 02/10/2025(b)	3,179,000	3,015,776
2.00%, 06/15/2028(b)	3,886,000	3,226,938
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	992,000	962,528
Nissan Motor Acceptance Co. LLC, 1.85%, 09/16/2026(b)	9,517,000	8,076,042
Toyota Motor Credit Corp., 4.45%, 06/29/2029(c)	5,570,000	5,615,843
Volkswagen Group of America Finance LLC (Germany),
4.35%, 06/08/2027(b)	5,852,000	5,700,434
4.60%, 06/08/2029(b)	3,261,000	3,145,485
		64,202,406

Automotive Retail-0.60%
Asbury Automotive Group, Inc.,
4.50%, 03/01/2028	137,000	122,538
4.63%, 11/15/2029(b)	658,000	565,038
5.00%, 02/15/2032(b)	1,739,000	1,455,212
AutoZone, Inc., 4.75%, 08/01/2032(c)	2,279,000	2,260,524
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	1,053,000	901,373
Lithia Motors, Inc., 3.88%, 06/01/2029(b)	4,401,000	3,722,168
Sonic Automotive, Inc.,
4.63%, 11/15/2029(b)	3,122,000	2,672,604
4.88%, 11/15/2031(b)	3,629,000	3,030,941
		14,730,398

Biotechnology-0.31%
AbbVie, Inc., 4.88%, 11/14/2048	1,734,000	1,684,893
Amgen, Inc.,
2.00%, 01/15/2032	125,000	101,881
3.15%, 02/21/2040	2,637,000	2,087,062
CSL Finance PLC (Australia),
3.85%, 04/27/2027(b)	1,288,000	1,270,883
4.75%, 04/27/2052(b)	1,510,000	1,455,261
4.95%, 04/27/2062(b)	1,144,000	1,104,011
		7,703,991

Brewers-0.24%
Anadolu Efes Biracilik ve Malt Sanayii A.S. (Turkey), 3.38%, 06/29/2028(b)	2,337,000	1,729,130
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.00%, 11/15/2039	2,003,000	2,582,484
4.35%, 06/01/2040	1,829,000	1,666,605
		5,978,219

Building Products-0.04%
Advanced Drainage Systems, Inc., 6.38%, 06/15/2030(b)	754,000	730,311
Carrier Global Corp., 2.72%, 02/15/2030	155,000	134,089

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Corporate Bond Fund

	Principal Amount	Value

Building Products-(continued)
Owens Corning, 4.30%, 07/15/2047	$250,000	$203,668
		1,068,068

Cable & Satellite-2.31%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.00%, 02/01/2028(b)	187,000	171,105
6.38%, 09/01/2029(b)(c)	4,452,000	4,329,570
4.75%, 03/01/2030(b)	607,000	522,439
4.50%, 08/15/2030(b)	676,000	569,327
4.50%, 05/01/2032	1,459,000	1,185,766
4.50%, 06/01/2033(b)	1,952,000	1,534,848
4.25%, 01/15/2034(b)	217,000	165,486
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
4.91%, 07/23/2025	4,022,000	4,010,089
5.38%, 04/01/2038	249,000	218,712
3.50%, 06/01/2041	3,084,000	2,140,263
3.50%, 03/01/2042	3,918,000	2,710,439
5.75%, 04/01/2048	2,019,000	1,800,072
3.90%, 06/01/2052	3,306,000	2,243,504
6.83%, 10/23/2055	3,458,000	3,464,283
3.85%, 04/01/2061	4,132,000	2,647,107
4.40%, 12/01/2061	1,681,000	1,184,746
Comcast Corp.,
3.45%, 02/01/2050(c)	3,347,000	2,644,137
2.80%, 01/15/2051	6,907,000	4,786,143
2.89%, 11/01/2051	4,417,000	3,115,499
2.94%, 11/01/2056	3,855,000	2,616,401
2.99%, 11/01/2063	3,083,000	2,065,759
Cox Communications, Inc., 2.60%, 06/15/2031(b)	2,666,000	2,223,576
CSC Holdings LLC,
6.50%, 02/01/2029(b)	727,000	669,821
5.75%, 01/15/2030(b)	817,000	634,053
4.50%, 11/15/2031(b)	264,000	212,258
5.00%, 11/15/2031(b)	200,000	142,921
DISH DBS Corp., 5.13%, 06/01/2029	809,000	480,554
Gray Escrow II, Inc., 5.38%, 11/15/2031(b)(c)	801,000	677,958
Sirius XM Radio, Inc.,
3.13%, 09/01/2026(b)	212,000	189,079
4.00%, 07/15/2028(b)	412,000	359,470
4.13%, 07/01/2030(b)(c)	1,025,000	869,692
3.88%, 09/01/2031(b)	5,085,000	4,112,341
Virgin Media Finance PLC (United Kingdom), 5.00%, 07/15/2030(b)	296,000	234,340
Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 05/15/2029(b)	1,000,000	890,690
VZ Secured Financing B.V. (Netherlands), 5.00%, 01/15/2032(b)(c)	949,000	781,753
		56,604,201

	Principal Amount	Value

Casinos & Gaming-0.24%
Boyne USA, Inc., 4.75%, 05/15/2029(b)	$1,715,000	$1,528,300
CDI Escrow Issuer, Inc., 5.75%, 04/01/2030(b)	2,553,000	2,368,393
Everi Holdings, Inc., 5.00%, 07/15/2029(b)	521,000	468,645
MGM Resorts International, 6.00%, 03/15/2023	559,000	559,761
Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(b)	513,000	452,017
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/2029(b)(c)	533,000	448,061
		5,825,177

Commodity Chemicals-0.06%
Mativ, Inc., 6.88%, 10/01/2026(b)	1,493,000	1,363,191

Computer & Electronics Retail-0.41%
Dell International LLC/EMC Corp., 4.00%, 07/15/2024	2,538,000	2,528,409
4.90%, 10/01/2026	1,493,000	1,499,641
8.35%, 07/15/2046	886,000	1,074,196
3.45%, 12/15/2051(b)(c)	2,365,000	1,548,565
Leidos, Inc., 2.30%, 02/15/2031	4,351,000	3,421,436
		10,072,247

Construction & Engineering-0.04%
AECOM, 5.13%, 03/15/2027	133,000	129,249
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029(b)	520,000	444,283
Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(b)	536,000	485,723
		1,059,255

Construction Machinery & Heavy Trucks-0.01%
Wabtec Corp., 4.95%, 09/15/2028	209,000	202,914

Construction Materials-0.12%
CRH America Finance, Inc. (Ireland), 3.95%, 04/04/2028(b)(c)	3,123,000	3,020,503

Consumer Finance-0.86%
Ally Financial, Inc.,
5.13%, 09/30/2024	434,000	439,722
4.63%, 03/30/2025	1,303,000	1,299,945
2.20%, 11/02/2028	247,000	204,162
American Express Co.,
2.55%, 03/04/2027	2,839,000	2,637,931
4.99%, 05/26/2033(d)	2,853,000	2,839,717
4.42%, 08/03/2033(d)	5,222,000	5,041,753
Capital One Financial Corp., 5.27%, 05/10/2033(c)(d)	550,000	540,129
FirstCash, Inc., 5.63%, 01/01/2030(b)	525,000	470,573

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Corporate Bond Fund

	Principal Amount	Value

Consumer Finance-(continued)
OneMain Finance Corp.,
6.88%, 03/15/2025	$300,000	$291,978
7.13%, 03/15/2026(c)	925,000	862,748
3.88%, 09/15/2028	3,554,000	2,776,953
5.38%, 11/15/2029(c)	519,000	430,695
Synchrony Financial, 4.50%, 07/23/2025	3,210,000	3,143,897
		20,980,203

Copper–0.29%
Freeport-McMoRan, Inc., 5.00%, 09/01/2027(c)	2,393,000	2,364,717
PT Freeport Indonesia (Indonesia),
4.76%, 04/14/2027(b)	1,302,000	1,270,752
5.32%, 04/14/2032(b)	1,919,000	1,784,207
6.20%, 04/14/2052(b)	1,788,000	1,591,320
		7,010,996

Data Processing & Outsourced Services-0.43%
Block, Inc., 3.50%, 06/01/2031(c)	3,167,000	2,610,036
Clarivate Science Holdings Corp.,
3.88%, 07/01/2028(b)	3,254,000	2,789,487
4.88%, 07/01/2029(b)	531,000	439,862
Fidelity National Information Services, Inc., 2.25%, 03/01/2031(c)	230,000	187,763
PayPal Holdings, Inc., 2.85%, 10/01/2029(c)	1,803,000	1,632,972
5.05%, 06/01/2052(c)	2,853,000	2,787,238
		10,447,358

Distributors-0.19%
Genuine Parts Co., 1.88%, 11/01/2030	2,428,000	1,920,911
2.75%, 02/01/2032(c)	3,173,000	2,635,393
		4,556,304

Diversified Banks-11.39%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(b)	7,620,000	7,373,112
African Export-Import Bank (The) (Supranational),
2.63%, 05/17/2026(b)	1,433,000	1,295,934
3.80%, 05/17/2031(b)	1,858,000	1,529,013
Australia & New Zealand Banking Group Ltd. (Australia), 6.75%(b)(d)(e)	3,444,000	3,430,933
Banco do Brasil S.A. (Brazil), 3.25%, 09/30/2026(b)	3,144,000	2,892,810
Banco Mercantil del Norte S.A. (Mexico),
5.88%(b)(d)(e)	2,475,000	2,147,063
6.63%(b)(d)(e)	2,457,000	2,092,136
Banco Santander S.A. (Spain), 5.29%, 08/18/2027	4,700,000	4,602,830

	Principal Amount	Value

Diversified Banks-(continued)
Bank of America Corp.,
3.34% (SOFR + 1.05%), 02/04/2028(f)	$4,000,000	$3,865,191
4.38%, 04/27/2028(c)(d)	5,288,000	5,157,377
2.57%, 10/20/2032(d)	2,900,000	2,372,582
2.97%, 02/04/2033(d)	2,932,000	2,465,559
4.57%, 04/27/2033(d)	4,403,000	4,208,093
5.02%, 07/22/2033(d)	4,775,000	4,735,813
2.48%, 09/21/2036(d)	4,593,000	3,563,464
3.85%, 03/08/2037(d)	1,005,000	865,285
7.75%, 05/14/2038	2,111,000	2,612,168
Series AA, 6.10%(c)(d)(e)	5,373,000	5,326,352
Series DD, 6.30%(c)(d)(e)	1,637,000	1,675,879
Series RR, 4.38%(c)(d)(e)	6,725,000	5,780,608
Series TT, 6.13%(c)(d)(e)	8,788,000	8,671,998
Bank of China Ltd. (China), 5.00%, 11/13/2024(b)	2,850,000	2,897,864
Bank of Nova Scotia (The) (Canada), 4.59%, 05/04/2037(d)	7,014,000	6,347,217
Barclays PLC (United Kingdom), 8.00%(d)(e)	4,510,000	4,374,700
BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(b)	1,666,000	1,662,410
BPCE S.A. (France),
2.28%, 01/20/2032(b)(d)	3,204,000	2,483,408
5.75%, 07/19/2033(b)(d)	2,479,000	2,446,135
Citigroup, Inc.,
3.50%, 05/15/2023	3,093,000	3,081,255
3.98%, 03/20/2030(d)	3,109,000	2,910,661
2.56%, 05/01/2032(d)	3,562,000	2,915,877
2.52%, 11/03/2032(d)	1,935,000	1,565,394
3.06%, 01/25/2033(d)	1,631,000	1,381,453
3.79%, 03/17/2033(d)	5,182,000	4,662,255
4.91%, 05/24/2033(d)	2,951,000	2,890,117
2.90%, 11/03/2042(d)	2,932,000	2,146,649
4.65%, 07/23/2048	1,593,000	1,504,937
Series A, 5.95%(d)(e)	1,192,000	1,183,060
Series V, 4.70%(d)(e)	2,340,000	1,990,463
Commonwealth Bank of Australia (Australia), 2.69%, 03/11/2031(b)	224,000	179,866
Cooperatieve Rabobank U.A. (Netherlands),
3.65%, 04/06/2028(b)(c)(d)	4,047,000	3,808,541
4.66%, 08/22/2028(b)(d)	3,885,000	3,839,930
3.76%, 04/06/2033(b)(d)	3,778,000	3,356,890
Credit Agricole S.A. (France), 4.75%(b)(d)(e)	5,718,000	4,491,093
Development Bank of Kazakhstan JSC (Kazakhstan), 5.75%, 05/12/2025(b)	4,795,000	4,784,293
Federation des Caisses Desjardins du Quebec (Canada), 4.55%, 08/23/2027(b)	6,385,000	6,267,047
HSBC Holdings PLC (United Kingdom),
5.21%, 08/11/2028(d)	3,440,000	3,359,848
2.36%, 08/18/2031(d)	201,000	158,948
2.87%, 11/22/2032(d)	386,000	307,045
5.40%, 08/11/2033(d)	5,567,000	5,302,984
6.00%(d)(e)	3,533,000	3,254,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Corporate Bond Fund

	Principal Amount	Value

Diversified Banks-(continued)
ING Groep N.V. (Netherlands), 3.88%(d)(e)	$212,000	$157,968
JPMorgan Chase & Co.,
3.63%, 12/01/2027	2,208,000	2,111,518
4.32%, 04/26/2028(d)	5,200,000	5,082,839
4.85%, 07/25/2028(d)	3,709,000	3,703,708
3.70%, 05/06/2030(d)	3,109,000	2,862,986
2.58%, 04/22/2032(d)	3,435,000	2,840,331
4.59%, 04/26/2033(d)	3,143,000	3,029,612
4.91%, 07/25/2033(d)	5,689,000	5,632,296
4.26%, 02/22/2048(d)	1,553,000	1,380,846
Series W, 3.91%(3 mo. USD LIBOR + 1.00%), 05/15/2047(f)	5,174,000	4,074,525
Series V, 5.60%(3 mo. USD LIBOR + 3.32%)(e)(f)	1,664,000	1,649,440
Lloyds Banking Group PLC (United Kingdom), 4.98%, 08/11/2033(d)	2,232,000	2,122,731
Mitsubishi UFJ Financial Group, Inc. (Japan),
5.02%, 07/20/2028(d)	3,092,000	3,109,655
2.05%, 07/17/2030	3,778,000	3,073,127
1.80%, 07/20/2033(d)	4,275,000	4,295,636
Mizuho Financial Group, Inc. (Japan),
2.20%, 07/10/2031(d)	5,253,000	4,222,694
2.56%, 09/13/2031	3,186,000	2,505,822
National Australia Bank Ltd. (Australia), 2.33%, 08/21/2030(b)	256,000	203,591
Nordea Bank Abp (Finland),
3.75%(b)(d)(e)	1,221,000	905,296
6.63%(b)(d)(e)	3,226,000	3,177,842
Standard Chartered PLC (United Kingdom),
7.75%(b)(d)(e)	4,646,000	4,664,835
2.68%, 06/29/2032(b)(d)	2,996,000	2,377,588
3.27%, 02/18/2036(b)(d)	3,903,000	3,065,713
4.30%(b)(d)(e)	5,262,000	3,809,833
7.75%(b)(d)(e)	5,568,000	5,417,107
Sumitomo Mitsui Financial Group, Inc. (Japan),
3.04%, 07/16/2029	3,325,000	2,943,143
2.14%, 09/23/2030	5,974,000	4,754,526
Turkiye Vakiflar Bankasi T.A.O. (Turkey), 5.50%, 10/01/2026(b)	3,672,000	3,048,329
U.S. Bancorp,
4.97%, 07/22/2033(d)	2,829,000	2,791,563
2.49%, 11/03/2036(d)	6,629,000	5,353,768
Wells Fargo & Co.,
3.53%, 03/24/2028(d)	2,643,000	2,498,313
4.81%, 07/25/2028(d)	2,139,000	2,124,452
4.15%, 01/24/2029	3,109,000	3,016,873
4.90%, 07/25/2033(d)	2,098,000	2,066,713
3.07%, 04/30/2041(d)	1,870,000	1,433,462
5.38%, 11/02/2043	6,115,000	6,110,690
4.75%, 12/07/2046	1,642,000	1,502,430
4.61%, 04/25/2053(d)	3,872,000	3,558,830

	Principal Amount	Value

Diversified Banks-(continued)
Westpac Banking Corp. (Australia),
5.41%, 08/10/2033(d)	$241,000	$231,951
2.67%, 11/15/2035(d)	101,000	79,578
		279,211,134

Diversified Capital Markets-2.36%
Credit Suisse AG (Switzerland), 5.00%, 07/09/2027	5,663,000	5,519,897
Credit Suisse Group AG (Switzerland),
6.44%, 08/11/2028(b)(d)	5,265,000	5,164,615
4.19%, 04/01/2031(b)(d)	2,792,000	2,347,982
6.54%, 08/12/2033(b)(d)	7,974,000	7,621,726
4.50%(b)(c)(d)(e)	4,764,000	3,123,103
5.10%(b)(c)(d)(e)	4,230,000	2,892,210
5.25%(b)(d)(e)	4,357,000	3,286,224
7.25%(b)(d)(e)	330,000	272,380
7.50%(b)(d)(e)	5,779,000	5,105,912
9.75%(b)(d)(e)	4,541,000	4,597,762
Macquarie Bank Ltd. (Australia), 6.13%(b)(d)(e)	5,010,000	4,633,562
OWL Rock Core Income Corp., 4.70%, 02/08/2027	2,108,000	1,920,642
UBS Group AG (Switzerland),
4.75%, 05/12/2028(b)(d)	3,741,000	3,671,815
3.13%, 08/13/2030(b)(d)	6,190,000	5,416,648
4.38%(b)(d)(e)	2,932,000	2,215,038
		57,789,516

Diversified Chemicals-0.05%
OCP S.A. (Morocco), 5.13%, 06/23/2051(b)	1,758,000	1,267,887

Diversified Metals & Mining-0.27%
Corp. Nacional del Cobre de Chile (Chile), 3.15%, 01/15/2051(b)	1,214,000	825,089
FMG Resources August 2006 Pty. Ltd. (Australia), 4.38%, 04/01/2031(b)(c)	2,932,000	2,395,298
Hudbay Minerals, Inc. (Canada), 6.13%, 04/01/2029(b)	511,000	450,519
South32 Treasury Ltd. (Australia), 4.35%, 04/14/2032(b)	2,634,000	2,400,298
Teck Resources Ltd. (Canada), 6.13%, 10/01/2035	503,000	513,315
		6,584,519

Diversified REITs-1.33%
CubeSmart L.P., 2.50%, 02/15/2032	1,772,000	1,431,797
iStar, Inc.,
4.75%, 10/01/2024	828,000	829,399
5.50%, 02/15/2026	191,000	195,065
Trust Fibra Uno (Mexico),
5.25%, 12/15/2024(b)	4,124,000	4,068,347
5.25%, 01/30/2026(b)	3,705,000	3,517,008
4.87%, 01/15/2030(b)	3,446,000	2,985,856
6.39%, 01/15/2050(b)	9,390,000	7,644,258

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Corporate Bond Fund

	Principal Amount	Value
Diversified REITs-(continued)
VICI Properties L.P.,
4.75%, 02/15/2028	$3,533,000	$3,395,346
4.95%, 02/15/2030(c)	3,533,000	3,397,142
5.13%, 05/15/2032	2,812,000	2,683,716
5.63%, 05/15/2052	2,637,000	2,443,280
		32,591,214

Drug Retail-0.10%
CVS Pass-Through Trust,
6.04%, 12/10/2028	980,102	1,003,912
5.77%, 01/10/2033(b)	1,523,776	1,561,700
		2,565,612

Education Services-0.28%
Grand Canyon University, 3.25%, 10/01/2023	6,960,000	6,873,000

Electric Utilities-3.55%
AEP Texas, Inc.,
4.70%, 05/15/2032	1,424,000	1,392,895
5.25%, 05/15/2052	2,074,000	2,089,120
Alfa Desarrollo S.p.A. (Chile), 4.55%, 09/27/2051(b)	3,108,597	2,242,914
American Electric Power Co., Inc., 3.88%, 02/15/2062(d)	9,627,000	8,195,130
Commonwealth Edison Co., Series 127, 3.20%, 11/15/2049	3,435,000	2,693,282
Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	3,016,000	2,937,328
Duke Energy Corp.,
4.30%, 03/15/2028	2,594,000	2,540,965
5.00%, 08/15/2052	4,087,000	3,888,746
3.25%, 01/15/2082(d)	2,412,000	1,928,087
Electricidad Firme de Mexico Holdings S.A. de C.V. (Mexico), 4.90%, 11/20/2026(b)	1,453,000	1,234,169
Electricite de France S.A. (France), 6.00%, 01/22/2114(b)	6,655,000	6,343,446
Enel Finance International N.V. (Italy), 2.88%, 07/12/2041(b)	3,155,000	2,002,238
Entergy Louisiana LLC, 4.75%, 09/15/2052	937,000	909,620
Eversource Energy, Series R, 1.65%, 08/15/2030	88,000	70,440
FirstEnergy Corp., Series B, 4.40%, 07/15/2027	1,000,000	948,810
Interconexion Electrica S.A. ESP (Colombia), 3.83%, 11/26/2033(b)	1,241,000	1,054,062
Mercury Chile Holdco LLC (Chile), 6.50%, 01/24/2027(b)(c)	4,362,000	3,888,505
NextEra Energy Capital Holdings, Inc.,
4.63%, 07/15/2027	5,180,000	5,204,583
5.00%, 07/15/2032(c)	1,709,000	1,741,819
NRG Energy, Inc., 4.45%, 06/15/2029(b)	560,000	507,783
PacifiCorp, 2.90%, 06/15/2052	4,393,000	3,175,871

	Principal Amount	Value
Electric Utilities-(continued)
Southern Co. (The),
Series B, 4.00%, 01/15/2051(d)	$12,070,000	$11,206,271
5.46% (3 mo. USD LIBOR + 3.63%), 03/15/2057(c)(f)	11,600,000	11,576,568
Series 21-A, 3.75%, 09/15/2051(d)	2,047,000	1,775,772
Tampa Electric Co., 5.00%, 07/15/2052	1,661,000	1,669,932
Virginia Electric & Power Co.,
Series B, 3.75%, 05/15/2027	2,241,000	2,204,012
Series C, 4.63%, 05/15/2052	2,599,000	2,537,168
Vistra Operations Co. LLC,
5.50%, 09/01/2026(b)	200,000	193,364
5.63%, 02/15/2027(b)	180,000	173,465
5.00%, 07/31/2027(b)	324,000	301,936
4.38%, 05/01/2029(b)(c)	605,000	528,501
		87,156,802

Electrical Components & Equipment-0.32%
Acuity Brands Lighting, Inc., 2.15%, 12/15/2030	4,492,000	3,566,611
EnerSys,
5.00%, 04/30/2023(b)	476,000	474,639
4.38%, 12/15/2027(b)(c)	819,000	746,543
Sensata Technologies B.V.,
4.88%, 10/15/2023(b)	1,543,000	1,558,677
5.88%, 09/01/2030(b)(c)	1,648,000	1,612,964
		7,959,434

Electronic Components-0.73%
Corning, Inc., 5.45%, 11/15/2079	18,890,000	17,544,610
Sensata Technologies, Inc., 3.75%, 02/15/2031(b)(c)	541,000	447,660
		17,992,270

Electronic Equipment & Instruments-0.10%
Vontier Corp.,
2.40%, 04/01/2028	200,000	162,080
2.95%, 04/01/2031	2,878,000	2,217,931
		2,380,011

Electronic Manufacturing Services-0.21%
Jabil, Inc., 3.00%, 01/15/2031	6,230,000	5,204,915

Environmental & Facilities Services-0.21%
Covanta Holding Corp., 4.88%, 12/01/2029(b)	3,268,000	2,763,094
GFL Environmental, Inc. (Canada), 3.50%, 09/01/2028(b)	2,669,000	2,323,525
		5,086,619

Financial Exchanges & Data-1.61%
B3 S.A. - Brasil, Bolsa, Balcao (Brazil), 4.13%, 09/20/2031(b)	5,788,000	4,898,095
Cboe Global Markets, Inc., 3.00%, 03/16/2032	6,393,000	5,669,936
Coinbase Global, Inc., 3.38%, 10/01/2028(b)	45,000	29,156

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Corporate Bond Fund

	Principal Amount	Value

Financial Exchanges & Data-(continued)
FactSet Research Systems, Inc., 3.45%, 03/01/2032	$2,757,000	$2,412,208
Intercontinental Exchange, Inc.,
4.00%, 09/15/2027	3,734,000	3,683,065
4.35%, 06/15/2029	2,876,000	2,847,407
4.60%, 03/15/2033	2,506,000	2,487,709
4.95%, 06/15/2052	3,439,000	3,400,390
5.20%, 06/15/2062	2,606,000	2,576,318
Moody’s Corp.,
4.25%, 08/08/2032	1,462,000	1,415,571
2.75%, 08/19/2041	3,306,000	2,417,337
5.25%, 07/15/2044	1,337,000	1,362,377
3.75%, 02/25/2052(c)	2,479,000	2,036,524
3.10%, 11/29/2061	6,036,000	4,127,917
		39,364,010

Food Distributors–0.13%
American Builders & Contractors Supply Co., Inc.,
4.00%, 01/15/2028(b)	512,000	463,923
3.88%, 11/15/2029(b)	3,447,000	2,828,943
		3,292,866

Health Care Facilities-0.54%
Encompass Health Corp., 4.50%, 02/01/2028(c)	506,000	443,522
HCA, Inc.,
5.00%, 03/15/2024	7,850,000	7,905,819
5.38%, 02/01/2025	317,000	320,413
5.25%, 04/15/2025	151,000	152,773
5.88%, 02/15/2026	166,000	169,712
5.38%, 09/01/2026	111,000	111,445
5.88%, 02/01/2029	216,000	220,449
3.50%, 09/01/2030(c)	1,234,000	1,077,976
Tenet Healthcare Corp.,
4.88%, 01/01/2026(b)	1,011,000	961,739
6.13%, 06/15/2030(b)	1,884,000	1,811,089
		13,174,937

Health Care REITs–0.45%
CTR Partnership L.P./ CareTrust Capital Corp., 3.88%, 06/30/2028(b)	531,000	450,581
Diversified Healthcare Trust,
4.75%, 05/01/2024	257,000	231,979
9.75%, 06/15/2025	241,000	237,203
4.38%, 03/01/2031	268,000	184,288
Healthcare Realty Holdings L.P., 2.00%, 03/15/2031(c)	2,248,000	1,751,941
MPT Operating Partnership L.P./MPT Finance Corp., 4.63%, 08/01/2029	2,064,000	1,760,874
Omega Healthcare Investors, Inc.,
3.38%, 02/01/2031	230,000	187,668
3.25%, 04/15/2033	4,383,000	3,331,974
Welltower, Inc.,
3.10%, 01/15/2030	1,890,000	1,669,082
3.85%, 06/15/2032	1,311,000	1,194,103
		10,999,693

	Principal Amount	Value

Health Care Services-0.75%
Cigna Corp., 7.88%, 05/15/2027	$4,554,000	$5,192,637
4.38%, 10/15/2028	1,555,000	1,532,509
4.80%, 08/15/2038	4,325,000	4,175,894
Community Health Systems, Inc.,
5.25%, 05/15/2030(b)	377,000	286,054
4.75%, 02/15/2031(b)	251,000	185,665
Piedmont Healthcare, Inc.,
Series 2032, 2.04%, 01/01/2032	1,567,000	1,265,990
Series 2042, 2.72%, 01/01/2042	1,513,000	1,116,183
2.86%, 01/01/2052	1,729,000	1,183,027
Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	4,628,000	3,071,350
Select Medical Corp., 6.25%, 08/15/2026(b)(c)	509,000	487,546
		18,496,855

Health Care Supplies-0.02%
Medline Borrower L.P., 3.88%, 04/01/2029(b)	558,000	473,602

Homebuilding-0.54%
Lennar Corp., 4.75%, 11/29/2027	2,024,000	1,971,844
M.D.C. Holdings, Inc.,
3.85%, 01/15/2030	6,299,000	5,164,552
6.00%, 01/15/2043	3,626,000	2,969,558
3.97%, 08/06/2061	5,286,000	3,028,589
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	57,000	56,848
		13,191,391

Hotel & Resort REITs-0.02%
Service Properties Trust, 4.38%, 02/15/2030	644,000	472,767

Hotels, Resorts & Cruise Lines-0.24%
Carnival Corp.,
10.50%, 02/01/2026(b)	452,000	466,148
5.75%, 03/01/2027(b)	295,000	229,777
Expedia Group, Inc.,
4.63%, 08/01/2027	3,538,000	3,447,675
2.95%, 03/15/2031	185,000	154,942
Hilton Domestic Operating Co., Inc., 3.63%, 02/15/2032(b)	1,980,000	1,601,325
		5,899,867

Household Products-0.12%
Colgate-Palmolive Co., 3.10%, 08/15/2027(c)	2,571,000	2,505,270
Prestige Brands, Inc., 3.75%, 04/01/2031(b)	582,000	466,569
		2,971,839

Hypermarkets & Super Centers-0.23%
Walmart, Inc., 6.50%, 08/15/2037	4,627,000	5,756,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Corporate Bond Fund

	Principal Amount	Value
Independent Power Producers & Energy Traders-0.57%
AES Corp. (The), 2.45%, 01/15/2031	$4,281,000	$3,533,819
Calpine Corp., 3.75%, 03/01/2031(b)(c)	4,464,000	3,709,383
Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	589,000	552,556
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Spain), 5.38%, 12/30/2030(b)	5,671,000	3,969,700
Vistra Corp., 7.00%(b)(c)(d)(e)	2,295,000	2,120,029
		13,885,487

Industrial Conglomerates-0.19%
Bidvest Group UK PLC (The) (South Africa), 3.63%, 09/23/2026(b)	2,813,000	2,589,366
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	2,111,000	1,998,451
		4,587,817

Industrial Machinery-0.25%
EnPro Industries, Inc., 5.75%, 10/15/2026	996,000	978,973
Flowserve Corp., 2.80%, 01/15/2032	3,248,000	2,534,966
Mueller Water Products, Inc., 4.00%, 06/15/2029(b)	518,000	466,967
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	66,000	59,318
Weir Group PLC (The) (United Kingdom), 2.20%, 05/13/2026(b)	2,501,000	2,178,172
		6,218,396

Industrial REITs-0.07%
LXP Industrial Trust, 2.38%, 10/01/2031	2,192,000	1,673,904

Insurance Brokers-0.10%
Willis North America, Inc., 4.65%, 06/15/2027	2,568,000	2,520,769

Integrated Oil & Gas-1.87%
BP Capital Markets America, Inc.,
3.06%, 06/17/2041	4,794,000	3,768,742
2.94%, 06/04/2051	4,513,000	3,240,989
3.00%, 03/17/2052	4,304,000	3,132,656
BP Capital Markets PLC (United Kingdom),
4.38%(d)(e)	4,088,000	3,923,458
4.88%(d)(e)	1,570,000	1,441,064
Gray Oak Pipeline LLC, 2.60%, 10/15/2025(b)	2,738,000	2,522,508
Occidental Petroleum Corp.,
5.55%, 03/15/2026	322,000	330,211
8.50%, 07/15/2027	87,000	97,547
6.13%, 01/01/2031	913,000	950,149
6.20%, 03/15/2040	468,000	475,774
Petroleos Mexicanos (Mexico),
8.75%, 06/02/2029(b)(c)	5,790,000	5,344,112
6.70%, 02/16/2032	3,593,000	2,809,726

	Principal Amount	Value

Integrated Oil & Gas-(continued)
Petronas Capital Ltd. (Malaysia),
2.48%, 01/28/2032(b)	$2,247,000	$1,963,424
3.40%, 04/28/2061(b)	6,289,000	4,901,254
Qatar Energy (Qatar), 3.30%, 07/12/2051(b)	3,664,000	2,928,360
Saudi Arabian Oil Co. (Saudi Arabia), 4.38%, 04/16/2049(b)	2,407,000	2,212,466
Shell International Finance B.V. (Netherlands),
2.88%, 11/26/2041	2,805,000	2,182,261
3.00%, 11/26/2051	4,844,000	3,645,966
		45,870,667

Integrated Telecommunication Services-1.58%
Altice France S.A. (France), 8.13%, 02/01/2027(b)(c)	472,000	449,764
5.13%, 07/15/2029(b)	603,000	458,829
5.50%, 10/15/2029(b)	325,000	257,054
AT&T, Inc.,
3.50%, 09/15/2053	7,921,000	5,849,162
3.55%, 09/15/2055	10,120,000	7,420,748
British Telecommunications PLC (United Kingdom), 4.25%, 11/23/2081(b)(d)	6,220,000	5,447,997
IHS Holding Ltd. (Nigeria),
5.63%, 11/29/2026(b)	2,169,000	1,876,011
6.25%, 11/29/2028(b)	1,677,000	1,427,026
Iliad Holding S.A.S. (France),
6.50%, 10/15/2026(b)	1,250,000	1,143,887
7.00%, 10/15/2028(b)(c)	300,000	271,968
Level 3 Financing, Inc., 3.75%, 07/15/2029(b)	1,285,000	1,034,040
Telefonica Emisiones S.A. (Spain), 7.05%, 06/20/2036	2,299,000	2,517,086
Verizon Communications, Inc.,
1.75%, 01/20/2031	447,000	355,106
2.55%, 03/21/2031	1,785,000	1,510,369
2.65%, 11/20/2040	2,048,000	1,480,193
3.40%, 03/22/2041	1,952,000	1,574,670
3.00%, 11/20/2060	5,421,000	3,621,152
3.70%, 03/22/2061	2,690,000	2,077,363
		38,772,425

Interactive Home Entertainment-0.55%
Electronic Arts, Inc., 2.95%, 02/15/2051	4,026,000	2,933,216
ROBLOX Corp., 3.88%, 05/01/2030(b)(c)	5,757,000	4,812,337
Take-Two Interactive Software, Inc., 4.00%, 04/14/2032	2,897,000	2,674,187
WMG Acquisition Corp.,
3.75%, 12/01/2029(b)	835,000	714,969
3.00%, 02/15/2031(b)(c)	2,963,000	2,357,229
		13,491,938

Interactive Media & Services-1.20%
Match Group Holdings II LLC,
4.63%, 06/01/2028(b)	790,000	704,380
5.63%, 02/15/2029(b)	4,618,000	4,318,855
3.63%, 10/01/2031(b)	55,000	43,096

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Corporate Bond Fund

	Principal Amount	Value
Interactive Media & Services-(continued)
Meta Platforms, Inc.,
3.85%, 08/15/2032(b)	$6,660,000	$6,268,327
4.45%, 08/15/2052(b)	6,586,000	6,007,255
4.65%, 08/15/2062(b)	4,570,000	4,132,493
Tencent Holdings Ltd. (China),
1.81%, 01/26/2026(b)	1,509,000	1,388,425
3.60%, 01/19/2028(b)	4,305,000	4,035,356
3.93%, 01/19/2038(b)(c)	3,137,000	2,606,042
		29,504,229
Internet & Direct Marketing Retail-0.30%
Alibaba Group Holding Ltd. (China), 3.15%, 02/09/2051	3,700,000	2,454,153
Meituan (China), 2.13%, 10/28/2025(b)(c)	3,055,000	2,691,327
Prosus N.V. (China), 3.26%, 01/19/2027(b)	2,374,000	2,056,323
QVC, Inc., 5.45%, 08/15/2034	225,000	161,545
		7,363,348
Internet Services & Infrastructure-0.53%
Cogent Communications Group, Inc., 7.00%, 06/15/2027(b)	496,000	474,613
Twilio, Inc.,
3.63%, 03/15/2029(c)	3,496,000	2,923,093
3.88%, 03/15/2031(c)	3,079,000	2,489,618
VeriSign, Inc., 2.70%, 06/15/2031(c)	2,420,000	1,989,845
ZoomInfo Technologies LLC/ ZoomInfo Finance Corp., 3.88%, 02/01/2029(b)	6,035,000	5,236,232
		13,113,401

Investment Banking & Brokerage-2.71%
Brookfield Finance, Inc. (Canada), 3.90%, 01/25/2028	1,143,000	1,081,360
Charles Schwab Corp. (The),
3.35% (SOFR + 1.05%), 03/03/2027(f)	4,470,000	4,408,901
2.90%, 03/03/2032(c)	2,635,000	2,325,211
5.00%(d)(e)	2,669,000	2,487,937
Series E, 6.40%(3 mo. USD LIBOR + 3.32%)(c)(e)(f)	3,545,000	3,509,068
Series G, 5.38%(d)(e)	231,000	230,711
Goldman Sachs Group, Inc. (The),
3.50%, 04/01/2025	2,689,000	2,630,277
2.59% (SOFR + 0.81%), 03/09/2027(c)(f)	8,586,000	8,280,933
3.14% (SOFR + 0.92%), 10/21/2027(f)	1,834,000	1,762,900
3.42% (SOFR + 1.12%), 02/24/2028(f)	1,759,000	1,701,086
4.48%, 08/23/2028(d)	2,884,000	2,816,770
2.65%, 10/21/2032(d)	3,465,000	2,847,149
3.10%, 02/24/2033(d)	2,017,000	1,717,520
6.75%, 10/01/2037	3,703,000	4,110,932
3.44%, 02/24/2043(d)	2,509,000	1,980,111
4.80%, 07/08/2044	3,326,000	3,176,536
Series FRN, 2.57%(SOFR + 0.79%), 12/09/2026(f)	6,123,000	5,873,320
Series T, 3.80%(d)(e)	146,000	120,998
Series V, 4.13%(d)(e)	2,539,000	2,177,954

	Principal Amount	Value
Investment Banking & Brokerage-(continued)
JAB Holdings B.V. (Austria), 4.50%, 04/08/2052(b)	$8,755,000	$6,433,376
Morgan Stanley,
3.62%, 04/01/2031(d)	2,582,000	2,368,190
2.51%, 10/20/2032(d)	2,151,000	1,762,912
4.89%, 07/20/2033(c)(d)	1,082,000	1,078,283
Raymond James Financial, Inc., 3.75%, 04/01/2051	1,826,000	1,491,460
		66,373,895

IT Consulting & Other Services-0.20%

DXC Technology Co., 2.38%, 09/15/2028(c)	4,695,000	4,015,987
Gartner, Inc.,
4.50%, 07/01/2028(b)(c)	740,000	684,371
3.63%, 06/15/2029(b)	294,000	253,232
		4,953,590

Leisure Products-0.36%
Brunswick Corp.,
4.40%, 09/15/2032(c)	6,247,000	5,377,408
5.10%, 04/01/2052	4,556,000	3,365,740
		8,743,148

Life & Health Insurance-3.27%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	5,284,000	5,180,795
Athene Holding Ltd.,
4.13%, 01/12/2028	5,272,000	4,948,603
6.15%, 04/03/2030(c)	2,882,000	2,912,043
3.45%, 05/15/2052	3,774,000	2,571,369
Brighthouse Financial, Inc., 4.70%, 06/22/2047	1,727,000	1,366,669
Corebridge Financial, Inc.,
4.40%, 04/05/2052(b)	1,794,000	1,499,592
6.88%, 12/15/2052(b)(d)	4,586,000	4,437,442
Delaware Life Global Funding,
Series 22-1, 3.31%, 03/10/2025(b)	5,895,000	5,632,496
Series 21-1, 2.66%, 06/29/2026(b)	13,992,000	12,800,021
GA Global Funding Trust,
2.25%, 01/06/2027(b)(c)	3,364,000	3,026,276
2.90%, 01/06/2032(b)	5,217,000	4,256,846
MAG Mutual Holding Co., 4.75%, 04/30/2041(g)	11,777,000	10,115,152
MetLife, Inc.,
5.00%, 07/15/2052	1,599,000	1,621,664
Series D, 5.88%(d)(e)	300,000	294,358
Nationwide Financial Services, Inc., 3.90%, 11/30/2049(b)	2,743,000	2,183,279
Pacific Life Global Funding II,
2.84% (SOFR + 0.80%), 03/30/2025(b)(f)	6,317,000	6,222,160
2.92% (SOFR + 0.62%), 06/04/2026(b)(f)	3,183,000	3,066,024
Pacific LifeCorp, 3.35%, 09/15/2050(b)	2,878,000	2,179,732
Prudential Financial, Inc.,
3.91%, 12/07/2047(c)	1,605,000	1,404,201
6.00%, 09/01/2052(d)	3,869,000	3,823,797

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Corporate Bond Fund

	Principal Amount	Value

Life & Health Insurance-(continued)
Sammons Financial Group, Inc., 4.75%, 04/08/2032(b)	$750,000	$659,317
		80,201,836

Life Sciences Tools & Services-0.07%
Illumina, Inc., 2.55%, 03/23/2031(c)	2,107,000	1,732,113

Managed Health Care-0.48%
Centene Corp.,
4.25%, 12/15/2027	255,000	242,525
4.63%, 12/15/2029	526,000	496,255
3.38%, 02/15/2030	320,000	274,846
3.00%, 10/15/2030	1,000,000	837,235
2.50%, 03/01/2031	6,080,000	4,860,231
Kaiser Foundation Hospitals,
Series 2021, 2.81%, 06/01/2041	3,275,000	2,513,210
3.00%, 06/01/2051	3,415,000	2,540,687
		11,764,989

Metal & Glass Containers-0.03%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 6.00%, 06/15/2027(b)	266,000	261,069
Ball Corp., 5.25%, 07/01/2025	359,000	358,553
		619,622

Movies & Entertainment-0.90%
Magallanes, Inc.,
4.28%, 03/15/2032(b)	295,000	257,269
5.05%, 03/15/2042(b)	6,594,000	5,400,780
5.14%, 03/15/2052(b)	8,186,000	6,565,376
5.39%, 03/15/2062(b)(c)	7,230,000	5,817,229
Netflix, Inc.,
5.88%, 11/15/2028	461,000	467,320
5.38%, 11/15/2029(b)	252,000	248,661
Tencent Music Entertainment Group (China),
1.38%, 09/03/2025	1,560,000	1,407,722
2.00%, 09/03/2030	2,480,000	1,874,784
		22,039,141

Multi-line Insurance-0.33%
Allianz SE (Germany), 3.20%(b)(d)(e)	2,807,000	2,145,012
Liberty Mutual Group, Inc., 5.50%, 06/15/2052(b)	3,328,000	3,254,961
Nationwide Mutual Insurance Co., 4.95%, 04/22/2044(b)	2,862,000	2,597,994
		7,997,967

Multi-Utilities-0.34%
Algonquin Power & Utilities Corp. (Canada), 4.75%, 01/18/2082(d)	9,298,000	8,065,225
Dominion Energy, Inc., Series C, 2.25%, 08/15/2031(c)	354,000	293,718
		8,358,943

	Principal Amount	Value

Office REITs-0.49%
Alexandria Real Estate Equities, Inc.,
3.95%, 01/15/2027	$2,189,000	$2,138,687
2.95%, 03/15/2034(c)	1,706,000	1,440,366
Highwoods Realty L.P., 2.60%, 02/01/2031	1,917,000	1,532,045
Office Properties Income Trust,
4.50%, 02/01/2025	4,353,000	4,074,520
2.65%, 06/15/2026	782,000	630,128
2.40%, 02/01/2027	2,888,000	2,185,977
		12,001,723

Oil & Gas Drilling-0.12%
Global Partners L.P./GLP Finance Corp., 7.00%, 08/01/2027	313,000	296,174
Nabors Industries, Inc., 7.38%, 05/15/2027(b)	509,000	492,048
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)(c)	405,000	371,128
Precision Drilling Corp. (Canada),
7.13%, 01/15/2026(b)	100,000	96,298
6.88%, 01/15/2029(b)	395,000	363,443
Rockies Express Pipeline LLC,
4.95%, 07/15/2029(b)	222,000	200,535
4.80%, 05/15/2030(b)	430,000	362,397
6.88%, 04/15/2040(b)	339,000	282,909
Valaris Ltd.,
12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(b)(h)	182,000	183,176
Series 1145, 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(h)	342,000	344,209
		2,992,317

Oil & Gas Equipment & Services-0.24%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	2,792,000	2,614,528
Petrofac Ltd. (United Kingdom), 9.75%, 11/15/2026(b)	3,614,000	2,735,321
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	485,000	449,110
		5,798,959

Oil & Gas Exploration & Production-1.82%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	1,046,000	1,047,360
Aker BP ASA (Norway), 3.10%, 07/15/2031(b)	2,566,000	2,162,642
Apache Corp., 7.75%, 12/15/2029	2,305,000	2,452,393
Callon Petroleum Co., 8.00%, 08/01/2028(b)	501,000	481,479
Cameron LNG LLC,
3.30%, 01/15/2035(b)	3,295,000	2,800,401
3.40%, 01/15/2038(b)	3,961,000	3,370,566
Continental Resources, Inc., 2.88%, 04/01/2032(b)(c)	1,615,000	1,262,630
Devon Energy Corp.,
5.25%, 10/15/2027	7,593,000	7,705,726
5.88%, 06/15/2028	4,703,000	4,845,685

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Corporate Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production-(continued)
Earthstone Energy Holdings LLC, 8.00%, 04/15/2027(b)(c)	$509,000	$496,565
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
2.16%, 03/31/2034(b)	3,175,642	2,778,889
2.94%, 09/30/2040(b)	5,080,094	4,251,709
Gazprom PJSC Via Gaz Finance PLC (Russia), 2.95%, 01/27/2029(b)	5,299,000	2,728,985
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%, 11/01/2028(b)	190,000	179,797
6.00%, 04/15/2030(b)	1,560,000	1,438,304
6.25%, 04/15/2032(b)(c)	1,560,000	1,400,414
Murphy Oil Corp.,
6.38%, 07/15/2028(c)	2,418,000	2,384,462
6.13%, 12/01/2042	180,000	141,081
Uzbekneftegaz JSC (Uzbekistan), 4.75%, 11/16/2028(b)	3,661,000	2,709,122
		44,638,210

Oil & Gas Refining & Marketing-0.07%
Parkland Corp. (Canada), 4.50%, 10/01/2029(b)	1,951,000	1,654,263

Oil & Gas Storage & Transportation-6.42%
Boardwalk Pipelines L.P.,
3.40%, 02/15/2031	2,822,000	2,394,676
3.60%, 09/01/2032	4,659,000	3,930,332
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 8.00%, 04/01/2029(b)	1,038,000	1,030,523
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	540,000	505,240
El Paso Natural Gas Co. LLC, 8.38%, 06/15/2032	1,528,000	1,818,673
Enbridge, Inc. (Canada),
2.92% (SOFR + 0.63%), 02/16/2024(f)	838,000	831,473
3.40%, 08/01/2051	1,764,000	1,318,411
Energy Transfer L.P.,
5.88%, 01/15/2024	508,000	514,979
2.90%, 05/15/2025	3,379,000	3,202,915
3.75%, 05/15/2030	5,740,000	5,163,578
4.90%, 03/15/2035	9,088,000	8,288,728
5.00%, 05/15/2050	6,096,000	5,242,507
Series A, 6.25%(d)(e)	342,000	285,998
Enterprise Products Operating LLC,
3.13%, 07/31/2029	350,000	316,536
4.80%, 02/01/2049	1,902,000	1,752,521
4.20%, 01/31/2050	2,236,000	1,899,963
3.30%, 02/15/2053	2,431,000	1,806,399
Series D, 6.88%, 03/01/2033	2,200,000	2,496,540
5.91% (3 mo. USD LIBOR + 2.99%), 08/16/2077(f)	4,404,000	3,928,500
EQM Midstream Partners L.P.,
7.50%, 06/01/2027(b)	164,000	162,367
6.50%, 07/01/2027(b)	411,000	397,461
7.50%, 06/01/2030(b)	755,000	750,398
4.75%, 01/15/2031(b)	283,000	245,265

	Principal Amount	Value

Oil & Gas Storage & Transportation-(continued)
Genesis Energy L.P./Genesis Energy Finance Corp.,
6.25%, 05/15/2026	$255,000	$230,828
8.00%, 01/15/2027	480,000	455,695
7.75%, 02/01/2028	304,000	282,270
Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	729,000	712,164
Holly Energy Partners L.P./Holly Energy Finance Corp., 6.38%, 04/15/2027(b)	500,000	489,259
Kinder Morgan Energy Partners L.P., 4.30%, 05/01/2024	1,712,000	1,719,410
Kinder Morgan, Inc.,
7.80%, 08/01/2031	14,405,000	16,671,848
7.75%, 01/15/2032	14,866,000	17,306,684
4.80%, 02/01/2033(c)	7,818,000	7,536,990
3.25%, 08/01/2050	200,000	139,812
5.45%, 08/01/2052(c)	6,891,000	6,710,400
Kinetik Holdings L.P., 5.88%, 06/15/2030(b)	2,397,000	2,283,202
MPLX L.P.,
4.80%, 02/15/2029	1,891,000	1,848,425
4.70%, 04/15/2048	2,232,000	1,908,032
5.50%, 02/15/2049	3,062,000	2,921,382
4.95%, 03/14/2052	5,639,000	4,984,459
NGPL PipeCo LLC, 7.77%, 12/15/2037(b)	10,273,000	11,088,297
Northern Natural Gas Co., 3.40%, 10/16/2051(b)	2,033,000	1,516,678
ONEOK Partners L.P., 6.85%, 10/15/2037	3,274,000	3,419,620
ONEOK, Inc., 6.35%, 01/15/2031	4,622,000	4,833,173
Plains All American Pipeline L.P., Series B, 6.13%(d)(e)	385,000	328,079
Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, 12/15/2029	200,000	175,314
Sunoco L.P./Sunoco Finance Corp., 5.88%, 03/15/2028	723,000	673,226
Targa Resources Corp.,
5.20%, 07/01/2027	3,356,000	3,349,900
6.25%, 07/01/2052	3,471,000	3,581,908
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.00%, 01/15/2028	201,000	196,243
5.50%, 03/01/2030	63,000	61,626
Venture Global Calcasieu Pass LLC, 3.88%, 11/01/2033(b)	3,751,000	3,122,707
Williams Cos., Inc. (The),
4.55%, 06/24/2024	399,000	400,104
3.50%, 11/15/2030	1,760,000	1,585,901
2.60%, 03/15/2031	5,326,000	4,454,564
4.65%, 08/15/2032	2,248,000	2,169,304
3.50%, 10/15/2051	2,518,000	1,882,739
		157,324,226

Other Diversified Financial Services-0.83%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
4.50%, 09/15/2023	2,340,000	2,328,700
3.00%, 10/29/2028	454,000	386,227

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Corporate Bond Fund

	Principal Amount	Value
Other Diversified Financial Services-(continued)
Avolon Holdings Funding Ltd. (Ireland),
4.25%, 04/15/2026(b)	$1,745,000	$1,609,606
2.75%, 02/21/2028(b)	431,000	351,505
Blue Owl Finance LLC, 3.13%, 06/10/2031(b)	495,000	376,312
Carlyle Finance LLC, 5.65%, 09/15/2048(b)	360,000	345,803
Jackson Financial, Inc.,
5.17%, 06/08/2027	2,248,000	2,220,841
5.67%, 06/08/2032(c)	2,845,000	2,765,138
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(b)	536,000	486,755
Pershing Square Holdings Ltd.,
3.25%, 11/15/2030(b)	4,800,000	3,912,000
3.25%, 10/01/2031(b)	6,400,000	5,073,248
Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)	635,000	565,477
		20,421,612

Packaged Foods & Meats-0.44%
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.63%, 01/15/2032(b)(c)	3,156,000	2,734,832
Minerva Luxembourg S.A. (Brazil), 4.38%, 03/18/2031(b)	9,776,000	8,153,233
		10,888,065

Paper Packaging-0.58%
Berry Global, Inc., 1.65%, 01/15/2027	16,595,000	14,277,476

Paper Products-0.12%
Suzano Austria GmbH (Brazil),
2.50%, 09/15/2028	1,519,000	1,285,849
Series DM3N, 3.13%, 01/15/2032(c)	2,139,000	1,697,435
		2,983,284

Pharmaceuticals-0.10%
Bausch Health Cos., Inc.,
4.88%, 06/01/2028(b)	291,000	201,523
5.25%, 02/15/2031(b)	695,000	268,253
Mayo Clinic, Series 2021, 3.20%, 11/15/2061	2,444,000	1,821,106
Royalty Pharma PLC, 2.20%, 09/02/2030	82,000	66,599
		2,357,481

Property & Casualty Insurance-0.55%
Fairfax Financial Holdings Ltd. (Canada),
4.85%, 04/17/2028	2,414,000	2,341,939
4.63%, 04/29/2030	300,000	285,139
5.63%, 08/16/2032(b)	4,831,000	4,738,968
First American Financial Corp., 2.40%, 08/15/2031	2,716,000	2,092,961
Progressive Corp. (The), 3.70%, 03/15/2052	1,211,000	1,025,329
Stewart Information Services Corp., 3.60%, 11/15/2031	3,508,000	2,895,044
		13,379,380

	Principal Amount	Value
Railroads-1.41%
Canadian Pacific Railway Co. (Canada), 6.13%, 09/15/2115	$13,913,000	$14,920,495
CSX Corp.,
4.10%, 11/15/2032	5,127,000	4,958,370
4.50%, 11/15/2052	5,127,000	4,784,330
Empresa de los Ferrocarriles del Estado (Chile), 3.83%, 09/14/2061(b)	3,030,000	2,164,524
Norfolk Southern Corp.,
3.40%, 11/01/2049	2,953,000	2,333,129
4.55%, 06/01/2053	5,611,000	5,299,628
		34,460,476

Real Estate Development-0.31%
Agile Group Holdings Ltd. (China),
5.75%, 01/02/2025(b)	200,000	82,444
5.50%, 04/21/2025(b)	1,950,000	790,550
6.05%, 10/13/2025(b)	1,493,000	588,373
5.50%, 05/17/2026(b)	376,000	146,714
Country Garden Holdings Co. Ltd. (China), 5.40%, 05/27/2025(b)	614,000	310,580
Essential Properties L.P., 2.95%, 07/15/2031	2,630,000	2,024,226
Greentown China Holdings Ltd. (China), 4.70%, 04/29/2025(b)	899,000	764,150
Logan Group Co. Ltd. (China), 4.25%, 07/12/2025(b)	961,000	158,565
Piedmont Operating Partnership L.P., 3.15%, 08/15/2030	2,163,000	1,782,377
Sino-Ocean Land Treasure Finance I Ltd. (China), 6.00%, 07/30/2024(b)	1,090,000	529,195
Sino-Ocean Land Treasure IV Ltd. (China), 3.25%, 05/05/2026(b)	833,000	343,675
		7,520,849

Regional Banks–2.73%
Citizens Financial Group, Inc.,
5.64%, 05/21/2037(d)	3,932,000	3,839,903
Series G, 4.00%(d)(e)	3,379,000	2,887,969
Fifth Third Bancorp,
2.55%, 05/05/2027(c)	1,892,000	1,744,075
4.06%, 04/25/2028(d)	2,162,000	2,108,585
4.77%, 07/28/2030(d)	4,403,000	4,368,996
4.34%, 04/25/2033(c)(d)	2,776,000	2,643,178
Huntington Bancshares, Inc.,
4.44%, 08/04/2028(c)(d)	2,366,000	2,313,697
2.49%, 08/15/2036(d)	2,421,000	1,830,701
KeyBank N.A., 4.90%, 08/08/2032	4,848,000	4,633,112
KeyCorp, 4.79%, 06/01/2033(c)(d)	1,804,000	1,759,127
PNC Financial Services Group, Inc. (The),
4.63%, 06/06/2033(d)	6,271,000	5,944,518
6.20%(d)(e)	5,086,000	5,021,916
Series U, 6.00%(c)(d)(e)	5,230,000	5,099,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Corporate Bond Fund

	Principal Amount	Value
Regional Banks–(continued)
SVB Financial Group,
1.80%, 02/02/2031	$377,000	$284,211
Series D, 4.25%(d)(e)	7,204,000	5,757,532
Series E, 4.70%(d)(e)	4,585,000	3,575,051
Synovus Financial Corp., 3.13%, 11/01/2022	2,100,000	2,097,637
Truist Financial Corp.,
4.12%, 06/06/2028(d)	3,481,000	3,414,536
4.92%, 07/28/2033(d)	7,915,000	7,585,329
		66,909,323

Reinsurance–0.67%
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	2,807,000	2,051,746
Global Atlantic Fin Co.,
4.40%, 10/15/2029(b)	8,302,000	7,397,640
3.13%, 06/15/2031(b)	2,134,000	1,671,606
4.70%, 10/15/2051(b)(d)	6,477,000	5,363,866
		16,484,858

Renewable Electricity–0.20%
Adani Green Energy Ltd. (India), 4.38%, 09/08/2024(b)	3,156,000	2,848,290
NSTAR Electric Co., 4.55%, 06/01/2052	2,074,000	2,033,811
		4,882,101

Research & Consulting Services–0.02%
Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029(b)(c)	539,000	478,955

Residential REITs–0.53%
American Homes 4 Rent L.P.,
3.63%, 04/15/2032	3,583,000	3,130,056
4.30%, 04/15/2052	1,763,000	1,424,395
Invitation Homes Operating Partnership L.P.,
2.30%, 11/15/2028	107,000	89,413
2.70%, 01/15/2034	3,259,000	2,485,841
Spirit Realty L.P.,
3.40%, 01/15/2030	4,191,000	3,610,567
2.70%, 02/15/2032	352,000	274,048
UDR, Inc., 3.00%, 08/15/2031	2,290,000	1,955,122
		12,969,442

Restaurants–0.54%
1011778 BC ULC/New Red Finance, Inc. (Canada),
3.88%, 01/15/2028(b)	495,000	440,651
4.00%, 10/15/2030(b)	4,574,000	3,717,839
Aramark Services, Inc., 5.00%, 04/01/2025(b)(c)	515,000	503,618
Arcos Dorados B.V. (Brazil), 6.13%, 05/27/2029(b)	4,289,000	4,145,662
Papa John’s International, Inc., 3.88%, 09/15/2029(b)	541,000	463,280
Starbucks Corp., 3.00%, 02/14/2032(c)	3,990,000	3,489,653
Yum! Brands, Inc., 5.38%, 04/01/2032	516,000	475,690
		13,236,393

	Principal Amount	Value
Retail REITs–0.67%
Agree L.P.,
4.80%, 10/01/2032	$2,080,000	$1,998,232
2.60%, 06/15/2033	383,000	299,746
Brixmor Operating Partnership L.P.,
4.05%, 07/01/2030	2,474,000	2,202,623
2.50%, 08/16/2031	1,811,000	1,402,806
Kimco Realty Corp., 2.70%, 10/01/2030	2,052,000	1,746,250
Kite Realty Group Trust, 4.75%, 09/15/2030	2,359,000	2,146,296
National Retail Properties, Inc., 3.50%, 04/15/2051	2,737,000	2,045,489
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	246,000	230,574
Realty Income Corp., 3.25%, 01/15/2031	2,631,000	2,362,777
Regency Centers L.P., 4.13%, 03/15/2028	1,981,000	1,906,723
		16,341,516

Semiconductor Equipment–0.26%
Entegris Escrow Corp.,
4.75%, 04/15/2029(b)	527,000	485,404
5.95%, 06/15/2030(b)	3,019,000	2,868,171
KLA Corp.,
4.65%, 07/15/2032	141,000	143,444
4.95%, 07/15/2052	2,559,000	2,577,031
NXP B.V./NXP Funding LLC/NXP USA, Inc. (China), 3.40%, 05/01/2030	289,000	256,268
		6,330,318

Semiconductors–1.08%
Broadcom, Inc.,
2.45%, 02/15/2031(b)	2,329,000	1,858,972
3.47%, 04/15/2034(b)	5,146,000	4,171,245
3.14%, 11/15/2035(b)	2,267,000	1,719,698
3.19%, 11/15/2036(b)	6,892,000	5,128,316
Marvell Technology, Inc., 2.95%, 04/15/2031	5,378,000	4,417,305
Micron Technology, Inc.,
4.98%, 02/06/2026	1,634,000	1,640,925
4.19%, 02/15/2027(c)	4,782,000	4,659,207
2.70%, 04/15/2032(c)	2,306,000	1,794,126
3.37%, 11/01/2041	1,336,000	949,182
Skyworks Solutions, Inc., 3.00%, 06/01/2031	125,000	101,538
		26,440,514

Soft Drinks–0.28%
Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 1.85%, 09/01/2032	155,000	122,213
Coca-Cola Icecek A.S. (Turkey), 4.50%, 01/20/2029(b)	8,012,000	6,796,960
		6,919,173

Sovereign Debt–2.45%
Airport Authority (Hong Kong), 3.25%, 01/12/2052(b)	5,354,000	4,215,796

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Corporate Bond Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Bahamas Government International Bond (Bahamas), 9.00%, 06/16/2029(b)	$5,552,000	$4,141,234
Banque Ouest Africaine de Developpement (Supranational), 5.00%, 07/27/2027(b)	8,000,000	7,564,400
Bermuda Government International Bond (Bermuda), 5.00%, 07/15/2032(b)	3,142,000	3,170,777
China Government International Bond (China), 2.50%, 10/26/2051(b)	5,478,000	4,164,558
Dominican Republic International Bond (Dominican Republic), 5.30%, 01/21/2041(b)	2,320,000	1,726,480
Egypt Government International Bond (Egypt),
3.88%, 02/16/2026(b)	3,583,000	2,834,110
5.88%, 02/16/2031(b)	2,762,000	1,890,396
7.50%, 02/16/2061(b)	3,075,000	1,800,022
Ghana Government International Bond (Ghana), 7.75%, 04/07/2029(b)	1,905,000	728,662
Guatemala Government Bond (Guatemala), 3.70%, 10/07/2033(b)	3,197,000	2,597,321
Indonesia Government International Bond (Indonesia), 3.20%, 09/23/2061(c)	3,826,000	2,806,704
Mexico Government International Bond (Mexico),
3.50%, 02/12/2034	4,579,000	3,842,002
4.40%, 02/12/2052	6,164,000	4,735,999
Morocco Government International Bond (Morocco), 4.00%, 12/15/2050(b)	1,625,000	1,061,531
Oman Government International Bond (Oman), 6.25%, 01/25/2031(b)	1,140,000	1,152,367
Perusahaan Penerbit SBSN Indonesia III (Indonesia), 3.55%, 06/09/2051(b)	3,149,000	2,519,244
Turkey Government International Bond (Turkey), 4.75%, 01/26/2026	3,652,000	3,135,249
UAE International Government Bond (United Arab Emirates),
2.88%, 10/19/2041(b)	3,229,000	2,659,611
3.25%, 10/19/2061(b)	4,061,000	3,251,561
		59,998,024
Specialized Consumer Services–0.06%
Carriage Services, Inc., 4.25%, 05/15/2029(b)	1,078,000	917,728
Terminix Co. LLC (The), 7.45%, 08/15/2027	463,000	537,995
		1,455,723
Specialized Finance–0.49%
Blackstone Private Credit Fund,
1.75%, 09/15/2024	1,046,000	963,212
2.63%, 12/15/2026	202,000	170,687
3.25%, 03/15/2027(c)	3,859,000	3,314,131

	Principal Amount	Value
Specialized Finance–(continued)
Mitsubishi HC Capital, Inc. (Japan), 3.64%, 04/13/2025(b)(c)	$5,106,000	$4,996,529
National Rural Utilities Cooperative Finance Corp., 2.75%, 04/15/2032	3,064,000	2,647,740
		12,092,299

Specialized REITs–1.03%
American Tower Corp.,
2.70%, 04/15/2031	5,466,000	4,530,928
4.05%, 03/15/2032	1,835,000	1,686,097
3.10%, 06/15/2050	4,021,000	2,808,036
Crown Castle, Inc., 2.50%, 07/15/2031	2,424,000	1,992,716
EPR Properties,
4.75%, 12/15/2026	1,238,000	1,166,778
3.60%, 11/15/2031	2,589,000	2,033,552

Equinix, Inc., 3.20%, 11/18/2029	120,000	107,625
Extra Space Storage L.P.,
3.90%, 04/01/2029	1,039,000	965,926
2.55%, 06/01/2031	2,053,000	1,677,424
2.35%, 03/15/2032	1,981,000	1,557,129
Life Storage L.P., 2.40%, 10/15/2031	3,179,000	2,539,573
SBA Communications Corp.,
3.88%, 02/15/2027	255,000	232,627
3.13%, 02/01/2029	4,671,000	3,855,070
		25,153,481

Specialty Chemicals–1.48%
Braskem Idesa S.A.P.I. (Mexico),
7.45%, 11/15/2029(b)	3,457,000	2,990,305
6.99%, 02/20/2032(b)	4,356,000	3,382,869
Celanese US Holdings LLC,
5.90%, 07/05/2024	4,829,000	4,867,063
6.05%, 03/15/2025	5,166,000	5,181,209
6.17%, 07/15/2027	5,409,000	5,418,193
6.33%, 07/15/2029(c)	1,521,000	1,517,493
6.38%, 07/15/2032(c)	3,874,000	3,849,954

Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	520,000	494,455
Sasol Financing USA LLC (South Africa),
4.38%, 09/18/2026	4,049,000	3,771,017
5.50%, 03/18/2031	5,790,000	4,872,459
		36,345,017

Specialty Stores–0.04%
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 02/15/2028(b)	1,045,000	933,086

Steel–0.02%
SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	531,000	441,354

Systems Software–0.55%
Camelot Finance S.A., 4.50%, 11/01/2026(b)	1,546,000	1,440,068
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029(c)	3,514,000	3,114,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Corporate Bond Fund

	Principal Amount	Value
Systems Software–(continued)
Oracle Corp.,
3.60%, 04/01/2050	$9,475,000	$6,461,219
3.85%, 04/01/2060	3,664,000	2,433,202
VMware, Inc., 2.20%, 08/15/2031	132,000	103,115
		13,552,554

Technology Distributors–0.07%
Avnet, Inc., 4.63%, 04/15/2026(c)	1,806,000	1,788,545

Technology Hardware, Storage & Peripherals–0.91%
Apple, Inc.,
3.35%, 08/08/2032(c)	5,115,000	4,840,923
2.65%, 05/11/2050	3,621,000	2,656,645
3.95%, 08/08/2052(c)	4,828,000	4,462,956
2.80%, 02/08/2061	8,132,000	5,758,192
4.10%, 08/08/2062	5,099,000	4,694,515
		22,413,231

Thrifts & Mortgage Finance–0.01%
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/2026(b)	236,000	198,679

Tobacco–0.29%
Altria Group, Inc.,
4.40%, 02/14/2026(c)	2,789,000	2,775,694
3.70%, 02/04/2051	6,324,000	4,126,250
BAT Capital Corp. (United Kingdom), 2.73%, 03/25/2031	143,000	114,642
		7,016,586

Trading Companies & Distributors–0.56%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(d)	7,903,000	7,544,085
Air Lease Corp., 3.00%, 09/15/2023	1,632,000	1,609,759
Aircastle Ltd.,
5.00%, 04/01/2023	534,000	533,838
4.40%, 09/25/2023	3,109,000	3,090,959
Fortress Transportation and Infrastructure Investors LLC, 5.50%, 05/01/2028(b)	1,093,000	931,783
		13,710,424

Trucking–1.76%
Aviation Capital Group LLC,
4.13%, 08/01/2025(b)	4,347,000	4,081,880
3.50%, 11/01/2027(b)	13,032,000	11,159,295
Penske Truck Leasing Co. L.P./PTL Finance Corp., 4.40%, 07/01/2027(b)	5,785,000	5,628,021
Ryder System, Inc.,
4.63%, 06/01/2025	2,923,000	2,921,186
4.30%, 06/15/2027	1,872,000	1,828,500
SMBC Aviation Capital Finance DAC (Ireland),
4.13%, 07/15/2023(b)	3,063,000	3,039,294
1.90%, 10/15/2026(b)	2,457,000	2,110,139

	Principal Amount	Value

Trucking–(continued)
Triton Container International Ltd. (Bermuda),
2.05%, 04/15/2026(b)	$5,535,000	$4,808,331
3.15%, 06/15/2031(b)	2,955,000	2,313,443
Uber Technologies, Inc., 4.50%, 08/15/2029(b)(c)	6,022,000	5,239,140
		43,129,229

Wireless Telecommunication Services–2.24%
America Movil S.A.B. de C.V. (Mexico), 5.38%, 04/04/2032(b)	5,085,000	4,655,597
Empresa Nacional de Telecomunicaciones S.A. (Chile), 3.05%, 09/14/2032(b)	1,644,000	1,375,913
Rogers Communications, Inc. (Canada),
4.50%, 03/15/2043	330,000	284,878
5.00%, 03/15/2044	3,759,000	3,435,442
4.55%, 03/15/2052(b)(c)	4,068,000	3,577,259
Sprint Capital Corp., 8.75%, 03/15/2032	315,000	380,678
Sprint Corp.,
7.88%, 09/15/2023	84,000	86,654
7.63%, 02/15/2025	394,000	412,719
7.63%, 03/01/2026(c)	389,000	411,920
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
4.74%, 03/20/2025(b)	6,730,641	6,758,386
5.15%, 03/20/2028(b)	9,522,000	9,589,108
T-Mobile USA, Inc.,
2.25%, 02/15/2026	2,804,000	2,580,378
2.63%, 04/15/2026	3,110,000	2,882,504
2.70%, 03/15/2032	259,000	215,948
4.50%, 04/15/2050	2,261,000	1,976,751
3.40%, 10/15/2052	9,016,000	6,521,766
VEON Holdings B.V. (Netherlands), 3.38%, 11/25/2027(b)	2,347,000	1,243,910
Vodafone Group PLC (United Kingdom),
3.25%, 06/04/2081(d)	2,081,000	1,803,558
4.13%, 06/04/2081(d)	3,895,000	3,064,644
5.13%, 06/04/2081(d)	3,503,000	2,556,931
Xiaomi Best Time International Ltd. (China), 4.10%, 07/14/2051(b)	1,841,000	1,168,131
		54,983,075
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,459,980,073)		2,158,012,421
U.S. Treasury Securities–5.34%
U.S. Treasury Bills–0.19%
1.46% - 2.54%, 11/17/2022(i)(j)	4,757,000	4,729,783

U.S. Treasury Bonds–1.65%
3.38%, 08/15/2042	9,484,200	9,257,468
2.88%, 05/15/2052	33,739,300	31,103,417
		40,360,885

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Corporate Bond Fund

	Principal Amount	Value

U.S. Treasury Notes–3.50%
3.25%, 08/31/2024	$33,000	$32,861
3.13%, 08/15/2025	2,382,000	2,358,180
3.13%, 08/31/2027	28,630,500	28,377,746
3.13%, 08/31/2029	16,594,700	16,433,939
2.75%, 08/15/2032	40,063,500	38,655,017
		85,857,743
Total U.S. Treasury Securities (Cost $133,185,331)		130,948,411

	Shares
Preferred Stocks–2.84%
Asset Management & Custody Banks–0.14%
Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(c)(d)	3,397,000	3,347,879

Diversified Banks–1.71%
Bank of America Corp., 7.25%, Series L, Conv. Pfd.	100	122,740
Bank of America Corp., 6.50%, Series Z, Pfd.(d)	3,497,000	3,527,599
Citigroup, Inc., 6.25%, Series T, Pfd.(c)(d)	2,110,000	2,099,345
Citigroup, Inc., 5.00%, Series U, Pfd.(c)(d)	7,500,000	6,994,500
Citigroup, Inc., 4.00%, Series W, Pfd.(c)(d)	3,879,000	3,413,520
JPMorgan Chase & Co., 6.28% (3 mo. USD LIBOR + 3.47%), Series I, Pfd.(f)	7,742,000	7,704,863
Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	14,554	18,046,960
		41,909,527

Investment Banking & Brokerage–0.66%
Charles Schwab Corp. (The), 4.00%, Series H, Pfd.(d)	3,297,000	2,687,055
Goldman Sachs Group, Inc. (The), 5.00%, Series P, Pfd.(d)	3,255,000	3,056,195
Morgan Stanley, 7.13%, Series E, Pfd.(d)	256,997	6,571,413
Morgan Stanley, 6.88%, Series F, Pfd.(d)	150,000	3,810,000
		16,124,663

Life & Health Insurance–0.10%
MetLife, Inc., 3.85%, Series G, Pfd.(c)(d)	2,781,000	2,590,229

Multi-Utilities–0.07%
CenterPoint Energy, Inc., 6.13%, Series A, Pfd.(c)(d)	1,866,000	1,737,268

Other Diversified Financial Services–0.07%
Equitable Holdings, Inc., 4.95%, Series B, Pfd.(d)	1,724,000	1,681,423

Regional Banks–0.09%
PNC Financial Services Group, Inc. (The), 6.85% (3 mo. USD LIBOR + 4.07%), Series P, Pfd.(f)	92,134	2,323,620
Total Preferred Stocks (Cost $72,274,766)		69,714,609

	Principal Amount		Value

Asset-Backed Securities–1.21%
IP Lending III Ltd., Series 2022- 3A, Class SNR, 3.38%, 11/02/2026(b)(g)		$3,923,000	$3,638,050
IP Lending IV Ltd., Series 2022-4A, Class SNR, 6.05%, 04/28/2027(b)(g)		5,941,000	5,839,659
Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(b)		2,668,811	2,489,927
Sonic Capital LLC,
Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)		10,477,180	9,665,933
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)		2,526,625	2,034,750
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)		2,486,992	1,887,368
Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)		4,345,250	4,054,289
Total Asset-Backed Securities (Cost $32,367,103)			29,609,976

Municipal Obligations–0.34%
California (State of) Health Facilities Financing Authority (Social Bonds),
Series 2022, RB, 4.19%, 06/01/2037		2,095,000	1,984,974
Series 2022, RB, 4.35%, 06/01/2041		1,545,000	1,459,085
California State University,
Series 2021 B, Ref. RB, 2.72%, 11/01/2052		2,340,000	1,744,206
Series 2021 B, Ref. RB, 2.94%, 11/01/2052		3,495,000	2,586,461
Florida Development Finance Corp. (Palm Bay Academy, Inc.),
Series 2017, Ref. RB, 9.00%, 05/15/2024(b)		450,000	441,110
Series 2017, Ref. RB, 0.00%, 05/15/2037(b)(g)		360,000	4
Series 2017, Ref. RB, 0.00%, 05/15/2037(b)(g)		350,000	70,000
Total Municipal Obligations (Cost $10,272,192)			8,285,840

	Shares
Exchange-Traded Funds–0.20%
Invesco Total Return Bond ETF (Cost $5,830,000)(k)		100,000	4,826,000
	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.15%(l)
Food Retail–0.02%
Bellis Acquisition Co. PLC (United Kingdom), 3.25%, 02/16/2026(b)	GBP	496,000	456,057
Movies & Entertainment–0.09%
Netflix, Inc., 3.88%, 11/15/2029(b)	EUR	2,600,000	2,416,025
Pharmaceuticals–0.02%
Nidda Healthcare Holding GmbH (Germany), 3.50%, 09/30/2024(b)	EUR	516,000	479,578

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Corporate Bond Fund

	Principal Amount		Value

Sovereign Debt–0.02%
Ukraine Government International Bond (Ukraine), 4.38%, 01/27/2032(b)	EUR	2,765,000	$470,988
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $6,964,868)			3,822,648

Variable Rate Senior Loan Interests–0.11%(m)(n)
Diversified REITs–0.11%
Asterix, Inc. (Canada), Term Loan, 3.90%, 03/31/2023 (Cost $2,727,548)(g)		$3,647,005	2,796,310

	Shares
Money Market Funds–0.71%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(k)(o)		6,077,769	6,077,769

Invesco Liquid Assets Portfolio, Institutional Class, 2.26%(k)(o)		4,341,397	4,342,265

Invesco Treasury Portfolio, Institutional Class, 2.14%(k)(o)		6,946,022	6,946,022

Total Money Market Funds (Cost $17,365,401)			17,366,056

Options Purchased–0.07%
(Cost $3,099,902)(p)			1,629,064
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.00% (Cost $2,744,067,184)			2,427,011,335

Investment Abbreviations:

Conv.	- Convertible
ETF	- Exchange-Traded Fund
EUR	- Euro
GBP	- British Pound Sterling
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PIK	- Pay-in-Kind
RB	- Revenue Bonds
Ref.	- Refunding
REIT	- Real Estate Investment Trust
SOFR	- Secured Overnight Financing Rate
USD	- U.S. Dollar

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–7.08%
Invesco Private Government Fund, 2.29%(k)(o)(q)	48,632,277	$48,632,277

Invesco Private Prime Fund, 2.37%(k)(o)(q)	125,041,922	125,054,429

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $173,677,017)		173,686,706

TOTAL INVESTMENTS IN SECURITIES–106.08% (Cost $2,917,744,201)		2,600,698,041

OTHER ASSETS LESS LIABILITIES–(6.08)%		(149,142,085)

NET ASSETS–100.00%		$2,451,555,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Corporate Bond Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $832,314,725, which represented 33.95% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2022.
(g)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(k)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2022.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Invesco Total Return Bond ETF	$5,394,000	$—	$—	$(568,000)	$—	$4,826,000	$78,094
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	6,719,731	88,400,309	(89,042,271)	—	—	6,077,769	7,966
Invesco Liquid Assets Portfolio, Institutional Class	10,479,780	63,143,077	(69,279,885)	971	(1,678)	4,342,265	6,697
Invesco Treasury Portfolio, Institutional Class	7,679,693	101,028,924	(101,762,595)	—	—	6,946,022	8,247
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	72,323,771	170,095,133	(193,786,627)	—	—	48,632,277	236,893	*
Invesco Private Prime Fund	170,230,580	380,642,411	(425,804,056)	25,403	(39,909)	125,054,429	651,777	*
Total	$272,827,555	$803,309,854	$(879,675,434)	$(541,626)	$(41,587)	$195,878,762	$989,674

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(l)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(m)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(n)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(o)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(p)	The table below details options purchased.
(q)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Exchange-Traded Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value

Equity Risk

Alphabet, Inc.	Call	01/20/2023	20	USD	125.00	USD	250,000	$ 7,600

iShares China Large-Cap ETF	Call	01/20/2023	2,889	USD	41.00	USD	11,844,900	27,446

Subtotal – Exchange-Traded Equity Call Options Purchased								35,046

Equity Risk

iShares iBoxx High Yield Corporate Bond ETF	Put	01/20/2023	4,681	USD	74.00	USD	34,639,400	1,394,938
Total Open Exchange-Traded Equity Options Purchased								$1,429,984

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Corporate Bond Fund

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value

Equity Risk

S&P 500 Index	Call	03/17/2023	21	USD	4,400.00	USD	9,240,000	$199,080

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Equity Options Written

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value

Equity Risk

iShares iBoxx High Yield Corporate Bond ETF	Put	01/20/2023	4,681	USD	65.00	USD	30,426,500	$(369,799)

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	736	December-2022	$153,329,501	$(295,658)	$(295,658)

U.S. Treasury 10 Year Notes	256	December-2022	29,928,000	(13,540)	(13,540)

U.S. Treasury Long Bonds	934	December-2022	126,878,063	(175,125)	(175,125)

U.S. Treasury Ultra Bonds	132	December-2022	19,734,000	235,156	235,156

Subtotal–Long Futures Contracts				(249,167)	(249,167)

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 5 Year Notes	93	December-2022	(10,306,289)	50,133	50,133

U.S. Treasury 10 Year Ultra Notes	1,971	December-2022	(246,744,563)	2,294,377	2,294,377

Subtotal–Short Futures Contracts			2,344,510		2,344,510

Total Futures Contracts			$2,095,343		$2,095,343

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive

Currency Risk

11/17/2022	Citibank, N.A.	GBP	285,000	USD	349,620	$18,056

11/17/2022	Deutsche Bank AG	GBP	55,000	USD	63,989	3

11/17/2022	Goldman Sachs International	EUR	1,612,000	USD	1,674,546	46,249

11/17/2022	JP Morgan Chase Bank N.A.	CAD	1,614,000	USD	1,263,510	35,044

Total Forward Foreign Currency Contracts						$99,352

Abbreviations:

CAD –Canadian Dollar

ETF  –Exchange-Traded Fund

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Corporate Bond Fund

Portfolio Composition

By security type, based on Net Assets

as of August 31, 2022

U.S. Dollar Denominated Bonds & Notes	88.03%
U.S. Treasury Securities	5.34
Preferred Stocks	2.84
Asset-Backed Securities	1.21
Security Types Each Less Than 1% of Portfolio	0.87
Money Market Funds Plus Other Assets Less Liabilities	1.71

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Corporate Bond Fund

Statement of Assets and Liabilities

August 31, 2022

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $2,720,871,783)*	$2,404,819,279

Investments in affiliates, at value (Cost $196,872,418)	195,878,762

Other investments:
Variation margin receivable – futures contracts	52,886

Unrealized appreciation on forward foreign currency contracts outstanding	99,352

Cash	4,914,365

Foreign currencies, at value (Cost $1,130,300)	1,114,016

Receivable for:
Investments sold	2,069,998

Fund shares sold	2,483,792

Dividends	331,690

Interest	26,142,312

Investments matured, at value (Cost $2,038,663)	338,213

Investment for trustee deferred compensation and retirement plans	171,411

Other assets	130,717

Total assets	2,638,546,793

Liabilities:
Other investments:
Options written, at value (premiums received $566,251)	369,799

Payable for:
Investments purchased	4,805,971

Dividends	1,163,705

Fund shares reacquired	5,668,323

Collateral upon return of securities loaned	173,677,017

Accrued fees to affiliates	919,831

Accrued trustees’ and officers’ fees and benefits	2,090

Accrued other operating expenses	190,612

Trustee deferred compensation and retirement plans	193,489

Total liabilities	186,990,837

Net assets applicable to shares outstanding	$2,451,555,956

Net assets consist of:

Shares of beneficial interest	$2,904,701,989

Distributable earnings (loss)	(453,146,033)

$2,451,555,956

Net Assets:

Class A	$1,083,852,674

Class C	$38,828,516

Class R	$12,489,461

Class Y	$466,404,666

Class R5	$13,603,131

Class R6	$836,377,508

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	171,526,091

Class C	6,095,978

Class R	1,975,367

Class Y	73,660,107

Class R5	2,150,278

Class R6	132,069,456

Class A:
Net asset value per share	$6.32

Maximum offering price per share (Net asset value of $6.32 ÷ 95.75%)	$6.60

Class C:
Net asset value and offering price per share	$6.37

Class R:
Net asset value and offering price per share	$6.32

Class Y:
Net asset value and offering price per share	$6.33

Class R5:
Net asset value and offering price per share	$6.33

Class R6:
Net asset value and offering price per share	$6.33

*	At August 31, 2022, securities with an aggregate value of $167,876,516 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Corporate Bond Fund

Statement of Operations

For the six months ended August 31, 2022

(Unaudited)

Investment income:

Interest (net of foreign withholding taxes of $(2,425))	$53,718,907

Dividends	973,977

Dividends from affiliates (includes securities lending income of $240,195)	341,199

Total investment income	55,034,083

Expenses:

Advisory fees	3,892,799

Administrative services fees	206,476

Custodian fees	21,857

Distribution fees:
Class A	1,455,155

Class C	201,616

Class R	32,287

Transfer agent fees – A, C, R and Y	1,468,549

Transfer agent fees – R5	6,927

Transfer agent fees – R6	144,555

Trustees’ and officers’ fees and benefits	17,044

Registration and filing fees	110,622

Reports to shareholders	106,466

Professional services fees	34,712

Other	19,978

Total expenses	7,719,043

Less: Fees waived and/or expense offset arrangement(s)	(19,617)

Net expenses	7,699,426

Net investment income	47,334,657

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(129,865,923)

Affiliated investment securities	(41,587)

Foreign currencies	(667,228)

Forward foreign currency contracts	1,782,094

Futures contracts	8,912,479

Option contracts written	149

Swap agreements	(439,881)

(120,319,897)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(217,840,993)

Affiliated investment securities	(541,626)

Foreign currencies	(10,035)

Forward foreign currency contracts	(666,280)

Futures contracts	2,548,789

Option contracts written	330,452

(216,179,693)

Net realized and unrealized gain (loss)	(336,499,590)

Net increase (decrease) in net assets resulting from operations	$(289,164,933)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Corporate Bond Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2022 and the year ended February 28, 2022

(Unaudited)

	August 31, 2022	February 28, 2022

Operations:

Net investment income	$47,334,657	$79,440,711

Net realized gain (loss)	(120,319,897)	5,207,664

Change in net unrealized appreciation (depreciation)	(216,179,693)	(208,018,724)

Net increase (decrease) in net assets resulting from operations	(289,164,933)	(123,370,349)

Distributions to shareholders from distributable earnings:

Class A	(19,551,417)	(66,050,560)

Class C	(565,034)	(2,426,197)

Class R	(199,980)	(609,685)

Class Y	(9,023,367)	(28,233,702)

Class R5	(255,406)	(859,252)

Class R6	(16,743,450)	(46,805,423)

Total distributions from distributable earnings	(46,338,654)	(144,984,819)

Share transactions–net:

Class A	(64,642,355)	73,499,790

Class C	(6,979,294)	(8,959,819)

Class R	345,993	3,148,823

Class Y	(43,688,883)	132,781,189

Class R5	337,663	1,904,087

Class R6	(10,550,594)	369,459,920

Net increase (decrease) in net assets resulting from share transactions	(125,177,470)	571,833,990

Net increase (decrease) in net assets	(460,681,057)	303,478,822

Net assets:

Beginning of period	2,912,237,013	2,608,758,191

End of period	$2,451,555,956	$2,912,237,013

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Corporate Bond Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/22	$7.15	$0.11	$(0.83)	$(0.72)	$(0.11)	$–	$(0.11)	$6.32	(10.09)%		$1,083,853	0.75	%(d)	0.75	%(d)	3.43	%(d)	81%
Year ended 02/28/22	7.80	0.21	(0.49)	(0.28)	(0.21)	(0.16)	(0.37)	7.15	(3.79)		1,295,987	0.72		0.72		2.66		133
Year ended 02/28/21	7.80	0.22	0.25	0.47	(0.24)	(0.23)	(0.47)	7.80	6.14		1,342,071	0.74		0.74		2.87		182
Year ended 02/29/20	7.02	0.25	0.80	1.05	(0.27)	–	(0.27)	7.80	15.20		1,224,248	0.80		0.80		3.30		192
Year ended 02/28/19	7.20	0.28	(0.17)	0.11	(0.29)	(0.00)	(0.29)	7.02	1.65		968,160	0.83		0.83		4.00		145
Year ended 02/28/18	7.31	0.26	(0.06)	0.20	(0.27)	(0.04)	(0.31)	7.20	2.68		1,001,173	0.85		0.85		3.58		180
Class C
Six months ended 08/31/22	7.20	0.09	(0.83)	(0.74)	(0.09)	–	(0.09)	6.37	(10.35	)(e)	38,829	1.42	(d)(e)	1.42	(d)(e)	2.76	(d)(e)	81
Year ended 02/28/22	7.86	0.15	(0.49)	(0.34)	(0.16)	(0.16)	(0.32)	7.20	(4.60)		51,444	1.47		1.47		1.91		133
Year ended 02/28/21	7.87	0.17	0.24	0.41	(0.19)	(0.23)	(0.42)	7.86	5.23		65,404	1.49		1.49		2.12		182
Year ended 02/29/20	7.08	0.19	0.82	1.01	(0.22)	–	(0.22)	7.87	14.43		66,662	1.55		1.55		2.55		192
Year ended 02/28/19	7.26	0.23	(0.17)	0.06	(0.24)	(0.00)	(0.24)	7.08	0.91	(e)	37,280	1.53	(e)	1.53	(e)	3.30	(e)	145
Year ended 02/28/18	7.36	0.21	(0.06)	0.15	(0.21)	(0.04)	(0.25)	7.26	2.07	(e)	82,939	1.58	(e)	1.58	(e)	2.85	(e)	180
Class R
Six months ended 08/31/22	7.15	0.11	(0.84)	(0.73)	(0.10)	–	(0.10)	6.32	(10.21)		12,489	1.00	(d)	1.00	(d)	3.18	(d)	81
Year ended 02/28/22	7.81	0.19	(0.49)	(0.30)	(0.20)	(0.16)	(0.36)	7.15	(4.16)		13,750	0.97		0.97		2.41		133
Year ended 02/28/21	7.81	0.20	0.25	0.45	(0.22)	(0.23)	(0.45)	7.81	5.87		11,819	0.99		0.99		2.62		182
Year ended 02/29/20	7.02	0.23	0.81	1.04	(0.25)	–	(0.25)	7.81	15.06		12,435	1.05		1.05		3.05		192
Year ended 02/28/19	7.21	0.26	(0.17)	0.09	(0.28)	(0.00)	(0.28)	7.02	1.30		6,889	1.08		1.08		3.75		145
Year ended 02/28/18	7.31	0.25	(0.06)	0.19	(0.25)	(0.04)	(0.29)	7.21	2.57		7,196	1.10		1.10		3.33		180
Class Y
Six months ended 08/31/22	7.16	0.12	(0.83)	(0.71)	(0.12)	–	(0.12)	6.33	(9.96)		466,405	0.50	(d)	0.50	(d)	3.68	(d)	81
Year ended 02/28/22	7.82	0.23	(0.50)	(0.27)	(0.23)	(0.16)	(0.39)	7.16	(3.66)		576,512	0.47		0.47		2.91		133
Year ended 02/28/21	7.82	0.24	0.25	0.49	(0.26)	(0.23)	(0.49)	7.82	6.40		497,643	0.49		0.49		3.12		182
Year ended 02/29/20	7.03	0.27	0.81	1.08	(0.29)	–	(0.29)	7.82	15.62		343,580	0.55		0.55		3.55		192
Year ended 02/28/19	7.22	0.30	(0.18)	0.12	(0.31)	(0.00)	(0.31)	7.03	1.76		86,657	0.58		0.58		4.25		145
Year ended 02/28/18	7.32	0.28	(0.05)	0.23	(0.29)	(0.04)	(0.33)	7.22	3.08		87,895	0.60		0.60		3.83		180
Class R5
Six months ended 08/31/22	7.16	0.12	(0.83)	(0.71)	(0.12)	–	(0.12)	6.33	(9.92)		13,603	0.43	(d)	0.43	(d)	3.75	(d)	81
Year ended 02/28/22	7.81	0.23	(0.48)	(0.25)	(0.24)	(0.16)	(0.40)	7.16	(3.47)		14,978	0.42		0.42		2.96		133
Year ended 02/28/21	7.81	0.25	0.24	0.49	(0.26)	(0.23)	(0.49)	7.81	6.45		14,418	0.44		0.44		3.17		182
Year ended 02/29/20	7.03	0.27	0.80	1.07	(0.29)	–	(0.29)	7.81	15.55		8,537	0.49		0.49		3.61		192
Year ended 02/28/19	7.21	0.30	(0.17)	0.13	(0.31)	(0.00)	(0.31)	7.03	2.00		6,841	0.49		0.49		4.34		145
Year ended 02/28/18	7.31	0.29	(0.06)	0.23	(0.29)	(0.04)	(0.33)	7.21	3.16		3,829	0.53		0.53		3.90		180
Class R6
Six months ended 08/31/22	7.16	0.13	(0.84)	(0.71)	(0.12)	–	(0.12)	6.33	(9.90)		836,378	0.36	(d)	0.36	(d)	3.82	(d)	81
Year ended 02/28/22	7.82	0.23	(0.49)	(0.26)	(0.24)	(0.16)	(0.40)	7.16	(3.54)		959,566	0.35		0.35		3.03		133
Year ended 02/28/21	7.82	0.25	0.25	0.50	(0.27)	(0.23)	(0.50)	7.82	6.54		677,403	0.36		0.36		3.25		182
Year ended 02/29/20	7.04	0.28	0.80	1.08	(0.30)	–	(0.30)	7.82	15.62		558,866	0.41		0.41		3.69		192
Year ended 02/28/19	7.22	0.31	(0.17)	0.14	(0.32)	(0.00)	(0.32)	7.04	2.01		388,221	0.43		0.43		4.40		145
Year ended 02/28/18	7.32	0.30	(0.06)	0.24	(0.30)	(0.04)	(0.34)	7.22	3.25		413,844	0.44		0.44		3.99		180

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.92%, 0.95% and 0.98% for the six months ended August 31, 2022 and for the years ended February 28, 2019 and 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Corporate Bond Fund

Notes to Financial Statements

August 31, 2022

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Corporate Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for

29	Invesco Corporate Bond Fund

revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the

30	Invesco Corporate Bond Fund

borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended August 31, 2022, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliates on the Statement of Operations.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Call Options Purchased and Written - The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap

31	Invesco Corporate Bond Fund

agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2022, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

LIBOR Risk - The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

32	Invesco Corporate Bond Fund

P.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

R.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

During the period, the Fund experienced a low interest rate environment created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

S.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.420%

Next $750 million	0.350%

Over $1.25 billion	0.220%

For the six months ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.30%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2022, the Adviser waived advisory fees of $17,631.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares. The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.50% of the Fund’s average daily net assets of Class R shares. The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 25% of the Fund’s average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the Fund’s average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund.

For the six months ended August 31, 2022, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

33	Invesco Corporate Bond Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2022, IDI advised the Fund that IDI retained $45,522 in front-end sales commissions from the sale of Class A shares and $11,778 and $2,476 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$2,147,897,269	$10,115,152	$2,158,012,421

U.S. Treasury Securities	–	130,948,411	–	130,948,411

Preferred Stocks	30,874,733	38,839,876	–	69,714,609

Asset-Backed Securities	–	20,132,267	9,477,709	29,609,976

Municipal Obligations	–	8,215,836	70,004	8,285,840

Exchange-Traded Funds	4,826,000	–	–	4,826,000

Non-U.S. Dollar Denominated Bonds & Notes	–	3,822,648	–	3,822,648

Variable Rate Senior Loan Interests	–	–	2,796,310	2,796,310

Money Market Funds	17,366,056	173,686,706	–	191,052,762

Options Purchased	1,629,064	–	–	1,629,064

Total Investments in Securities	54,695,853	2,523,543,013	22,459,175	2,600,698,041

Other Investments - Assets*

Investments Matured	–	338,213	–	338,213

Futures Contracts	2,579,666	–	–	2,579,666

Forward Foreign Currency Contracts	–	99,352	–	99,352

	2,579,666	437,565	–	3,017,231

Other Investments - Liabilities*

Futures Contracts	(484,323)	–	–	(484,323)

Options Written	(369,799)	–	–	(369,799)

	(854,122)	–	–	(854,122)

Total Other Investments	1,725,544	437,565	–	2,163,109

Total Investments	$56,421,397	$2,523,980,578	$22,459,175	$2,602,861,150

*	Futures contracts and forward foreign currency contracts are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

34	Invesco Corporate Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2022:

	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$–	$2,579,666	$2,579,666

Unrealized appreciation on forward foreign currency contracts outstanding	99,352	–	–	99,352

Options purchased, at value – Exchange-Traded(b)	–	1,629,064	–	1,629,064

Total Derivative Assets	99,352	1,629,064	2,579,666	4,308,082

Derivatives not subject to master netting agreements	–	(1,629,064)	(2,579,666)	(4,208,730)

Total Derivative Assets subject to master netting agreements	$99,352	$–	$–	$99,352

	Value
Derivative Liabilities	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$–	$(484,323)	$(484,323)

Options written, at value – Exchange-Traded	(369,799)	–	(369,799)

Total Derivative Liabilities	(369,799)	(484,323)	(854,122)

Derivatives not subject to master netting agreements	369,799	484,323	854,122

Total Derivative Liabilities subject to master netting agreements	$–	$–	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2022.

	Financial Derivative Assets		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Citibank, N.A.	$18,056	$18,056	$–	$–	$18,056
Deutsche Bank AG	3	3	–	–	3
Goldman Sachs International	46,249	46,249	–	–	46,249
JP Morgan Chase Bank N.A.	35,044	35,044	–	–	35,044
Total	$99,352	$99,352	$–	$–	$99,352

Effect of Derivative Investments for the six months ended August 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$1,782,094	$-	$-	$1,782,094

Futures contracts	-	-	-	8,912,479	8,912,479

Options purchased(a)	-	-	(253,706)	-	(253,706)

Options written	-	-	(387,048)	387,197	149

Swap agreements	(439,881)	-	-	-	(439,881)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(666,280)	-	-	(666,280)

Futures contracts	-	-	-	2,548,789	2,548,789

Options purchased(a)	-	-	(1,195,037)	-	(1,195,037)

Options written	-	-	330,452	-	330,452

Total	$(439,881)	$1,115,814	$(1,505,339)	$11,848,465	$11,019,059

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

35	Invesco Corporate Bond Fund

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Equity Options Written	Index Options Written	Swaptions Written	Swap Agreements

Average notional value	$112,399,267	$802,940,958	$23,921,200	$35,139,583	$30,426,500	$29,648,000	$50,614,000	$50,107,860
Average contracts	–	–	4,464	78	4,681	64	–	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,986.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of February 28, 2022.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2022 was $958,236,733 and $1,032,428,730, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 12,299,964

Aggregate unrealized (depreciation) of investments	(336,535,282)

Net unrealized appreciation (depreciation) of investments	$(324,235,318)

Cost of investments for tax purposes is $2,927,096,468.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2022(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	9,768,069	$64,338,297	32,438,345	$251,450,399

Class C	288,730	1,906,588	1,188,953	9,315,146

Class R	270,161	1,774,588	758,550	5,846,005

Class Y	28,461,454	188,358,788	51,395,738	398,167,587

Class R5	196,984	1,287,050	795,926	6,160,820

Class R6	22,811,299	152,045,084	66,002,220	512,181,475

36	Invesco Corporate Bond Fund

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2022(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	2,586,861	$16,894,248	7,608,578	$58,333,573

Class C	64,935	427,293	252,111	1,947,156

Class R	30,489	199,053	79,476	608,989

Class Y	965,199	6,328,229	2,832,647	21,743,742

Class R5	38,910	254,254	111,498	857,095

Class R6	2,340,411	15,314,640	5,709,398	43,825,549

Automatic conversion of Class C shares to Class A shares:
Class A	239,765	1,577,030	584,512	4,493,163

Class C	(237,974)	(1,577,030)	(580,247)	(4,493,163)

Reacquired:
Class A	(22,394,641)	(147,451,930)	(31,292,482)	(240,777,345)

Class C	(1,162,500)	(7,736,145)	(2,035,330)	(15,728,958)

Class R	(248,103)	(1,627,648)	(428,914)	(3,306,171)

Class Y	(36,258,273)	(238,375,900)	(37,370,286)	(287,130,140)

Class R5	(178,642)	(1,203,641)	(659,521)	(5,113,828)

Class R6	(27,035,346)	(177,910,318)	(24,361,546)	(186,547,104)

Net increase (decrease) in share activity	(19,452,212)	$(125,177,470)	73,029,626	$571,833,990

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

37	Invesco Corporate Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL (5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/22)	(08/31/22)[1]	Period[2]	(08/31/22)	Period[2]	Ratio
Class A	$1,000.00	$899.10	$3.59	$1,021.42	$3.82	0.75%
Class C	1,000.00	896.50	6.79	1,018.05	7.22	1.42
Class R	1,000.00	897.90	4.78	1,020.16	5.09	1.00
Class Y	1,000.00	900.40	2.40	1,022.68	2.55	0.50
Class R5	1,000.00	900.80	2.06	1,023.04	2.19	0.43
Class R6	1,000.00	901.00	1.72	1,023.39	1.84	0.36

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

38	Invesco Corporate Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Corporate Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the

Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Credit Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

39	Invesco Corporate Bond Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

40	Invesco Corporate Bond Fund

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	VK-CBD-SAR-1

Semiannual Report to Shareholders	August 31, 2022

Invesco Global Real Estate Fund
Nasdaq: A: AGREX ∎ C: CGREX ∎ R: RGREX ∎ Y: ARGYX ∎ R5: IGREX ∎ R6: FGREX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
18	Fund Expenses
19	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 2/28/22 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-11.75%

Class C Shares	-12.08

Class R Shares	-11.79

Class Y Shares	-11.64

Class R5 Shares	-11.54

Class R6 Shares	-11.60

MSCI World Index▼ (Broad Market Index)	-10.94

Custom Invesco Global Real Estate Index∎ (Style-Specific Index)	-12.92

Lipper Global Real Estate Funds Classification Average◆ (Peer Group)	-12.99

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/NAREIT Developed Index (gross) from fund inception through February 17, 2005; the FTSE EPRA/ NAREIT Developed Index (net) from February 18, 2005, through June 30, 2014; the FTSE EPRA NAREIT Global Index (Net) from July 1, 2014 through June 30, 2021, and the FTSE EPRA NAREIT Developed Index (Net) from July 1, 2021 onward. The FTSE EPRA/NAREIT Developed index is considered representative of global real estate companies and REITs. The FTSE EPRA/NAREIT Global Index is designed to track the performance of listed real estate companies and REITS in developed and emerging markets. The net version of indexes is computed using the net return, which withholds taxes for nonresident investors.

    The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Global Real Estate Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	3.99%
10 Years	3.11
5 Years	-0.19
1 Year	-20.61

Class C Shares
Inception (4/29/05)	3.97%
10 Years	3.06
5 Years	0.19
1 Year	-17.44

Class R Shares
Inception (4/29/05)	4.07%
10 Years	3.43
5 Years	0.69
1 Year	-16.14

Class Y Shares
Inception (10/3/08)	4.83%
10 Years	3.95
5 Years	1.19
1 Year	-15.79

Class R5 Shares
Inception (4/29/05)	4.80%
10 Years	4.15
5 Years	1.31
1 Year	-15.67

Class R6 Shares
10 Years	4.21%
5 Years	1.38
1 Year	-15.68

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Global Real Estate Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

◾	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
◾	The Fund’s investment strategy remained appropriate for an open-end fund;
◾	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
◾	The Fund did not breach the 15% limit on Illiquid Investments; and
◾	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Global Real Estate Fund

Schedule of Investments

August 31, 2022

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–99.45%
Australia–2.83%
GPT Group (The)	895,442	$2,563,183

National Storage REIT	883,028	1,459,283

NEXTDC Ltd.(a)	180,034	1,278,360

Stockland	583,784	1,440,879

		6,741,705

Belgium–1.96%
Aedifica S.A.	28,750	2,720,760

Cofinimmo S.A.	13,286	1,348,202

VGP N.V.	4,083	593,824

		4,662,786

Canada–2.33%
Chartwell Retirement Residences	366,400	2,898,615

Summit Industrial Income REIT	189,546	2,658,421

		5,557,036

France–0.41%
Klepierre S.A.	47,209	968,016

Germany–2.27%
Aroundtown S.A.	298,569	870,039

Instone Real Estate Group SE(b)	57,633	511,112

Sirius Real Estate Ltd.	963,996	908,944

Vonovia SE	114,535	3,106,672

		5,396,767

Hong Kong–4.92%
Hang Lung Properties Ltd.	1,071,000	1,782,596

Hongkong Land Holdings Ltd.	399,600	1,928,960

Hysan Development Co. Ltd.	403,000	1,136,326

Kerry Properties Ltd.	438,500	1,012,572

Link REIT	262,800	2,033,446

Sun Hung Kai Properties Ltd.	243,100	2,849,880

Swire Properties Ltd.	424,800	979,846

		11,723,626

Israel–0.99%
Azrieli Group Ltd.	28,358	2,353,629

Japan–11.55%
Advance Residence Investment Corp.	703	1,858,189

Daiwa House REIT Investment Corp.(a)	573	1,325,055

GLP J-Reit	1,428	1,741,079

Japan Hotel REIT Investment Corp.	3,529	1,742,540

Japan Metropolitan Fund Investment Corp.	2,201	1,746,916

Japan Prime Realty Investment Corp.	570	1,689,322

Japan Real Estate Investment Corp.	449	2,081,721

Kenedix Office Investment Corp.	247	1,277,282

Mitsubishi Estate Logistics REIT Investment Corp.	248	852,257

Mitsui Fudosan Co. Ltd.	88,600	1,789,155

Mitsui Fudosan Logistics Park, Inc.	324	1,269,182

Nippon Accommodations Fund, Inc.	283	1,388,845

Nomura Real Estate Holdings, Inc.	46,200	1,131,926

	Shares	Value

Japan–(continued)
Nomura Real Estate Master Fund, Inc.	1,226	$1,498,851

Sumitomo Realty & Development Co. Ltd.	25,900	633,822

Tokyo Tatemono Co. Ltd.	96,500	1,446,531

Tokyu Fudosan Holdings Corp.	548,000	2,947,193

United Urban Investment Corp.	1,022	1,087,594

		27,507,460

Macau–0.82%
Galaxy Entertainment Group Ltd.	351,000	1,964,607

Malta–0.02%
BGP Holdings PLC(c)	9,888,325	43,784

Singapore–2.88%
Ascendas REIT	455,700	918,120

CapitaLand Integrated Commercial Trust	926,500	1,371,245

CapitaLand Investment Ltd.	814,700	2,145,661

Digital Core REIT Management Pte Ltd.	1,969,800	1,484,175

Keppel REIT	11,200	8,650

Mapletree Pan Asia Commercial Trust	712,300	936,536

		6,864,387

Sweden–1.30%
Castellum AB	116,810	1,638,138

Samhallsbyggnadsbolaget i Norden AB, Class B(d)	156,153	250,736

Wihlborgs Fastigheter AB	168,260	1,207,808

		3,096,682

United Kingdom–3.14%
Assura PLC	1,952,506	1,475,911

Capital & Counties Properties PLC	214,777	299,303

Derwent London PLC	34,595	977,480

LondonMetric Property PLC	583,755	1,473,029

Segro PLC	180,014	1,965,558

UNITE Group PLC (The)	106,424	1,295,423

		7,486,704

United States–64.03%
Alexandria Real Estate Equities, Inc.	38,930	5,971,862

American Homes 4 Rent, Class A	72,903	2,592,431

American Tower Corp.	15,472	3,930,662

AvalonBay Communities, Inc.	48,148	9,673,415

Brixmor Property Group, Inc.	112,822	2,423,417

CubeSmart	86,446	3,980,838

Digital Realty Trust, Inc.	44,381	5,486,823

Duke Realty Corp.	48,511	2,854,872

Equinix, Inc.	12,082	7,942,344

Equity LifeStyle Properties, Inc.(d)	62,512	4,382,091

Equity Residential	23,066	1,687,970

Essential Properties Realty Trust, Inc.	82,754	1,873,551

Federal Realty Investment Trust	20,293	2,055,072

Gaming and Leisure Properties, Inc.	55,378	2,673,096

Healthcare Realty Trust, Inc.	193,933	4,716,451

Healthpeak Properties, Inc.	93,219	2,446,999

Hilton Worldwide Holdings, Inc.	3,052	388,703

Invitation Homes, Inc.	277,117	10,053,805

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Global Real Estate Fund

	Shares	Value

United States–(continued)
Kimco Realty Corp.	305,242	$6,434,501

Lamar Advertising Co., Class A	8,484	796,563

Life Storage, Inc.	41,227	5,246,136

Prologis, Inc.	119,337	14,858,650

Realty Income Corp.	94,853	6,476,563

Rexford Industrial Realty, Inc.(d)	95,050	5,913,060

Ryman Hospitality Properties, Inc.(a)	11,161	917,657

SITE Centers Corp.	61,369	795,342

Sun Communities, Inc.	43,561	6,695,761

Terreno Realty Corp.(d)	30,856	1,881,907

UDR, Inc.	210,795	9,458,372

Ventas, Inc.	89,698	4,292,946

VICI Properties, Inc.(d)	273,860	9,034,641

Welltower, Inc.	59,804	4,583,977

		152,520,478

Total Common Stocks & Other Equity Interests (Cost $230,622,982)		236,887,667

Money Market Funds–0.27%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(e)(f)	221,698	221,698

Invesco Liquid Assets Portfolio, Institutional Class, 2.26%(e)(f)	157,994	158,025

	Shares	Value

Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 2.14%(e)(f)	253,370	$253,370

Total Money Market Funds (Cost $633,093)		633,093

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.72% (Cost $231,256,075)		237,520,760

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.01%
Invesco Private Government Fund, 2.29%(e)(f)(g)	2,010,089	2,010,089

Invesco Private Prime Fund, 2.37%(e)(f)(g)	5,168,284	5,168,801

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,178,393)		7,178,890

TOTAL INVESTMENTS IN SECURITIES–102.73% (Cost $238,434,468)		244,699,650

OTHER ASSETS LESS LIABILITIES–(2.73)%		(6,511,344)

NET ASSETS–100.00%		$238,188,306

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $511,112, which represented less than 1% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	All or a portion of this security was out on loan at August 31, 2022.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2022.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,892,614	$16,041,637	$(17,712,553)	$ -	$-	$ 221,698	$ 3,931
Invesco Liquid Assets Portfolio, Institutional Class	1,265,303	11,458,312	(12,565,692)	(11)	113	158,025	3,772
Invesco Treasury Portfolio, Institutional Class	2,162,988	18,333,299	(20,242,917)	-	-	253,370	5,716
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	4,102,625	36,088,500	(38,181,036)	-	-	2,010,089	20,797	*
Invesco Private Prime Fund	9,572,791	83,747,050	(88,150,452)	1,289	(1,877)	5,168,801	58,128	*
Total	$18,996,321	$165,668,798	$(176,852,650)	$1,278	$(1,764)	$7,811,983	$92,344

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Global Real Estate Fund

Portfolio Composition

By country, based on Net Assets

as of August 31, 2022

United States	64.03%
Japan	11.55
Hong Kong	4.92
United Kingdom	3.14
Singapore	2.88
Australia	2.83
Canada	2.33
Germany	2.27
Countries each less than 2% of portfolio	5.50
Money Market Funds Plus Other Assets Less Liabilities	0.55

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Global Real Estate Fund

Statement of Assets and Liabilities

August 31, 2022

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $230,622,982)*	$236,887,667

Investments in affiliated money market funds, at value (Cost $7,811,486)	7,811,983

Foreign currencies, at value (Cost $269,676)	266,587

Receivable for:
Investments sold	1,496,879

Fund shares sold	72,759

Dividends	705,607

Investment for trustee deferred compensation and retirement plans	120,625

Other assets	56,492

Total assets	247,418,599

Liabilities:
Payable for:
Investments purchased	1,357,982

Fund shares reacquired	271,888

Collateral upon return of securities loaned	7,178,393

Accrued fees to affiliates	198,286

Accrued trustees’ and officers’ fees and benefits	1,593

Accrued other operating expenses	89,066

Trustee deferred compensation and retirement plans	133,085

Total liabilities	9,230,293

Net assets applicable to shares outstanding	$238,188,306

Net assets consist of:
Shares of beneficial interest	$213,089,175

Distributable earnings	25,099,131

$238,188,306

Net Assets:
Class A	$92,816,870

Class C	$4,033,328

Class R	$21,649,603

Class Y	$55,179,987

Class R5	$28,734,672

Class R6	$35,773,846

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	9,151,333

Class C	397,318

Class R	2,135,506

Class Y	5,444,627

Class R5	2,843,750

Class R6	3,543,341

Class A:
Net asset value per share	$10.14

Maximum offering price per share (Net asset value of $10.14 ÷ 94.50%)	$10.73

Class C:
Net asset value and offering price per share	$10.15

Class R:
Net asset value and offering price per share	$10.14

Class Y:
Net asset value and offering price per share	$10.13

Class R5:
Net asset value and offering price per share	$10.10

Class R6:
Net asset value and offering price per share	$10.10

*	At August 31, 2022, securities with an aggregate value of $6,958,988 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Global Real Estate Fund

Statement of Operations

For the six months ended August 31, 2022

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $169,242)	$5,792,668

Dividends from affiliated money market funds (includes securities lending income of $8,889)	22,308

Total investment income	5,814,976

Expenses:
Advisory fees	1,251,876

Administrative services fees	29,685

Custodian fees	65,193

Distribution fees:
Class A	128,052

Class C	23,196

Class R	57,846

Transfer agent fees – A, C, R and Y	216,746

Transfer agent fees – R5	39,788

Transfer agent fees – R6	9,594

Trustees’ and officers’ fees and benefits	9,187

Registration and filing fees	47,537

Reports to shareholders	44,359

Professional services fees	31,387

Other	8,022

Total expenses	1,962,468

Less: Fees waived and/or expense offset arrangement(s)	(2,418)

Net expenses	1,960,050

Net investment income	3,854,926

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	18,815,816

Affiliated investment securities	(1,764)

Foreign currencies	(105,639)

18,708,413

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(55,410,685)

Affiliated investment securities	1,278

Foreign currencies	(26,570)

(55,435,977)

Net realized and unrealized gain (loss)	(36,727,564)

Net increase (decrease) in net assets resulting from operations	$(32,872,638)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Global Real Estate Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2022 and the year ended February 28, 2022

(Unaudited)

	August 31,	February 28,
	2022	2022

Operations:
Net investment income	$3,854,926	$6,639,953

Net realized gain	18,708,413	64,685,103

Change in net unrealized appreciation (depreciation)	(55,435,977)	(11,992,317)

Net increase (decrease) in net assets resulting from operations	(32,872,638)	59,332,739

Distributions to shareholders from distributable earnings:
Class A	(1,232,165)	(2,928,183)

Class C	(38,932)	(102,987)

Class R	(244,351)	(596,650)

Class Y	(846,667)	(2,580,238)

Class R5	(1,151,687)	(3,281,554)

Class R6	(984,588)	(5,367,899)

Total distributions from distributable earnings	(4,498,390)	(14,857,511)

Share transactions–net:
Class A	(1,407,273)	(9,486,671)

Class C	(413,206)	(890,718)

Class R	183,408	(847,531)

Class Y	(4,260,465)	(54,497,517)

Class R5	(49,158,197)	(48,145,806)

Class R6	(127,923,195)	(14,940,083)

Net increase (decrease) in net assets resulting from share transactions	(182,978,928)	(128,808,326)

Net increase (decrease) in net assets	(220,349,956)	(84,333,098)

Net assets:
Beginning of period	458,538,262	542,871,360

End of period	$238,188,306	$458,538,262

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Real Estate Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/22	$11.63	$0.12		$(1.48)	$(1.36)	$(0.13)	$–	$(0.13)	$10.14	(11.75)%	$92,817	1.36	%(d)	1.36	%(d)	2.11	%(d)	40%
Year ended 02/28/22	10.77	0.12		1.04	1.16	(0.30)	–	(0.30)	11.63	10.80	107,880	1.30		1.30		1.01		88
Year ended 02/28/21	11.65	0.17		(0.56)	(0.39)	(0.21)	(0.28)	(0.49)	10.77	(2.96)	108,687	1.32		1.32		1.70		160
Year ended 02/29/20	12.59	0.24		0.22	0.46	(0.54)	(0.86)	(1.40)	11.65	3.20	143,448	1.27		1.27		1.87		60
Year ended 02/28/19	12.76	0.29		0.84	1.13	(0.60)	(0.70)	(1.30)	12.59	9.46	154,173	1.26		1.26		2.26		47
Year ended 02/28/18	12.83	0.30	(e)	(0.01)	0.29	(0.28)	(0.08)	(0.36)	12.76	2.17	156,543	1.27		1.27		2.31	(e)	51
Class C
Six months ended 08/31/22	11.64	0.08		(1.48)	(1.40)	(0.09)	–	(0.09)	10.15	(12.08)	4,033	2.11	(d)	2.11	(d)	1.36	(d)	40
Year ended 02/28/22	10.78	0.03		1.05	1.08	(0.22)	–	(0.22)	11.64	9.96	5,057	2.05		2.05		0.26		88
Year ended 02/28/21	11.65	0.10		(0.56)	(0.46)	(0.13)	(0.28)	(0.41)	10.78	(3.68)	5,493	2.07		2.07		0.95		160
Year ended 02/29/20	12.59	0.15		0.21	0.36	(0.44)	(0.86)	(1.30)	11.65	2.43	12,169	2.02		2.02		1.12		60
Year ended 02/28/19	12.75	0.20		0.84	1.04	(0.50)	(0.70)	(1.20)	12.59	8.71	14,673	2.01		2.01		1.51		47
Year ended 02/28/18	12.83	0.21	(e)	(0.03)	0.18	(0.18)	(0.08)	(0.26)	12.75	1.33	27,654	2.02		2.02		1.56	(e)	51
Class R
Six months ended 08/31/22	11.62	0.10		(1.46)	(1.36)	(0.12)	–	(0.12)	10.14	(11.79)	21,650	1.61	(d)	1.61	(d)	1.86	(d)	40
Year ended 02/28/22	10.77	0.09		1.03	1.12	(0.27)	–	(0.27)	11.62	10.42	24,519	1.55		1.55		0.76		88
Year ended 02/28/21	11.64	0.15		(0.56)	(0.41)	(0.18)	(0.28)	(0.46)	10.77	(3.14)	23,490	1.57		1.57		1.45		160
Year ended 02/29/20	12.58	0.21		0.21	0.42	(0.50)	(0.86)	(1.36)	11.64	2.94	22,293	1.52		1.52		1.62		60
Year ended 02/28/19	12.75	0.26		0.84	1.10	(0.57)	(0.70)	(1.27)	12.58	9.18	24,003	1.51		1.51		2.01		47
Year ended 02/28/18	12.83	0.27	(e)	(0.02)	0.25	(0.25)	(0.08)	(0.33)	12.75	1.84	23,658	1.52		1.52		2.06	(e)	51
Class Y
Six months ended 08/31/22	11.62	0.13		(1.47)	(1.34)	(0.15)	–	(0.15)	10.13	(11.64)	55,180	1.11	(d)	1.11	(d)	2.36	(d)	40
Year ended 02/28/22	10.77	0.15		1.03	1.18	(0.33)	–	(0.33)	11.62	10.98	67,783	1.05		1.05		1.26		88
Year ended 02/28/21	11.65	0.20		(0.57)	(0.37)	(0.23)	(0.28)	(0.51)	10.77	(2.69)	113,549	1.07		1.07		1.95		160
Year ended 02/29/20	12.59	0.28		0.21	0.49	(0.57)	(0.86)	(1.43)	11.65	3.46	166,069	1.02		1.02		2.12		60
Year ended 02/28/19	12.76	0.33		0.83	1.16	(0.63)	(0.70)	(1.33)	12.59	9.74	191,757	1.01		1.01		2.51		47
Year ended 02/28/18	12.83	0.34	(e)	(0.02)	0.32	(0.31)	(0.08)	(0.39)	12.76	2.42	623,470	1.02		1.02		2.56	(e)	51
Class R5
Six months ended 08/31/22	11.58	0.14		(1.47)	(1.33)	(0.15)	–	(0.15)	10.10	(11.54)	28,735	0.99	(d)	0.99	(d)	2.48	(d)	40
Year ended 02/28/22	10.73	0.17		1.03	1.20	(0.35)	–	(0.35)	11.58	11.17	87,664	0.91		0.91		1.40		88
Year ended 02/28/21	11.61	0.21		(0.56)	(0.35)	(0.25)	(0.28)	(0.53)	10.73	(2.57)	124,597	0.94		0.94		2.08		160
Year ended 02/29/20	12.55	0.29		0.21	0.50	(0.58)	(0.86)	(1.44)	11.61	3.59	164,048	0.91		0.91		2.23		60
Year ended 02/28/19	12.72	0.34		0.84	1.18	(0.65)	(0.70)	(1.35)	12.55	9.87	208,742	0.92		0.92		2.60		47
Year ended 02/28/18	12.81	0.35	(e)	(0.03)	0.32	(0.33)	(0.08)	(0.41)	12.72	2.40	260,397	0.93		0.93		2.65	(e)	51
Class R6
Six months ended 08/31/22	11.58	0.15		(1.47)	(1.32)	(0.16)	–	(0.16)	10.10	(11.51)	35,774	0.92	(d)	0.92	(d)	2.55	(d)	40
Year ended 02/28/22	10.73	0.18		1.03	1.21	(0.36)	–	(0.36)	11.58	11.26	165,636	0.83		0.83		1.48		88
Year ended 02/28/21	11.61	0.22		(0.56)	(0.34)	(0.26)	(0.28)	(0.54)	10.73	(2.48)	167,055	0.85		0.85		2.17		160
Year ended 02/29/20	12.55	0.30		0.22	0.52	(0.60)	(0.86)	(1.46)	11.61	3.68	199,952	0.82		0.82		2.32		60
Year ended 02/28/19	12.72	0.35		0.84	1.19	(0.66)	(0.70)	(1.36)	12.55	9.97	207,085	0.83		0.83		2.69		47
Year ended 02/28/18	12.81	0.36	(e)	(0.03)	0.33	(0.34)	(0.08)	(0.42)	12.72	2.49	197,835	0.85		0.85		2.73	(e)	51

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended February 28, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.25 and 1.92%, $0.16 and 1.17%, $0.22 and 1.67%, $0.29 and 2.17%, $0.30 and 2.26%, $0.31 and 2.34% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Real Estate Fund

Notes to Financial Statements

August 31, 2022

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Global Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

12	Invesco Global Real Estate Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes –The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are

13	Invesco Global Real Estate Fund

net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended August 31, 2022, the Fund paid the Adviser $572 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%

Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%

Next $2.5 billion	0.690%

Over $10 billion	0.680%

For the six months ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate

14	Invesco Global Real Estate Fund

sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2022, the Adviser waived advisory fees of $1,808.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2022, IDI advised the Fund that IDI retained $3,705 in front-end sales commissions from the sale of Class A shares and $7 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

15	Invesco Global Real Estate Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$6,741,705	$–	$6,741,705

Belgium	–	4,662,786	–	4,662,786

Canada	5,557,036	–	–	5,557,036

France	–	968,016	–	968,016

Germany	–	5,396,767	–	5,396,767

Hong Kong	–	11,723,626	–	11,723,626

Israel	–	2,353,629	–	2,353,629

Japan	–	27,507,460	–	27,507,460

Macau	–	1,964,607	–	1,964,607

Malta	–	–	43,784	43,784

Singapore	–	6,864,387	–	6,864,387

Sweden	–	3,096,682	–	3,096,682

United Kingdom	–	7,486,704	–	7,486,704

United States	152,520,478	–	–	152,520,478

Money Market Funds	633,093	7,178,890	–	7,811,983

Total Investments	$158,710,607	$85,945,259	$43,784	$244,699,650

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $610.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of February 28, 2022.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2022 was $130,675,567 and $311,470,816, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$15,936,948

Aggregate unrealized (depreciation) of investments	(17,070,238)

Net unrealized appreciation (depreciation) of investments	$(1,133,290)

Cost of investments for tax purposes is $245,832,940.

16	Invesco Global Real Estate Fund

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended August 31, 2022(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	451,096	$5,022,697	1,070,428	$12,747,642

Class C	37,719	419,351	94,122	1,128,552

Class R	308,293	3,370,548	573,756	6,828,350

Class Y	265,150	2,954,909	1,057,626	12,365,470

Class R5	619,233	6,804,964	1,892,974	22,276,270

Class R6	505,455	5,764,328	2,322,240	27,388,791

Issued as reinvestment of dividends:
Class A	102,931	1,127,319	226,269	2,670,148

Class C	3,303	36,415	7,866	93,000

Class R	22,303	244,343	50,494	596,149

Class Y	45,187	495,110	126,802	1,493,421

Class R5	99,800	1,086,814	269,883	3,153,094

Class R6	85,507	959,490	452,413	5,308,016

Automatic conversion of Class C shares to Class A shares:
Class A	24,578	272,915	57,167	675,193

Class C	(24,542)	(272,915)	(57,084)	(675,193)

Reacquired:
Class A	(705,186)	(7,830,204)	(2,165,101)	(25,579,654)

Class C	(53,738)	(596,057)	(119,811)	(1,437,077)

Class R	(304,773)	(3,431,483)	(696,095)	(8,272,030)

Class Y	(698,988)	(7,710,484)	(5,896,319)	(68,356,408)

Class R5	(5,445,190)	(57,049,975)	(6,204,845)	(73,575,170)

Class R6	(11,352,498)	(134,647,013)	(4,040,623)	(47,636,890)

Net increase (decrease) in share activity	(16,014,360)	$(182,978,928)	(10,977,838)	$(128,808,326)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 37% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

17	Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$882.50	$6.45	$1,018.35	$6.92	1.36%
Class C	1,000.00	879.20	9.99	1,014.57	10.71	2.11
Class R	1,000.00	882.10	7.64	1,017.09	8.19	1.61
Class Y	1,000.00	883.60	5.27	1,019.61	5.65	1.11
Class R5	1,000.00	884.60	4.70	1,020.21	5.04	0.99
Class R6	1,000.00	884.00	4.37	1,020.57	4.69	0.92

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

18	Invesco Global Real Estate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Real Estate Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Global Real Estate Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board noted that stock selection in the developed American countries and overweight exposure to certain holdings in developed Asian countries negatively impacted the Fund’s relative performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different . performance period could produce different results. The Board also reviewed more recent Fund

19	Invesco Global Real Estate Fund

performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2021.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

20	Invesco Global Real Estate Fund

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	GRE-SAR-1

Semiannual Report to Shareholders	August 31, 2022

Invesco Government Money Market Fund

Nasdaq:
Invesco Cash Reserve: AIMXX ∎ A: ADAXX ∎ AX: ACZXX ∎ C: ACNXX ∎ CX: ACXXX
∎ R: AIRXX ∎ Y: AIYXX ∎ Investor: INAXX ∎ R6: INVXX

2	Fund Information
3	Schedule of Investments
6	Financial Statements
9	Financial Highlights
11	Notes to Financial Statements
15	Fund Expenses
16	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Information

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The Fund is subject to certain other risks. Please see the current prospectus for more information regarding the risks associated with an investment in the Fund.

Team managed by Invesco Advisers, Inc.

2	Invesco Government Money Market Fund

Schedule of Investments

August 31, 2022

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities-31.34%

U.S. Treasury Bills-17.72%(a)
U.S. Treasury Bills	0.82%	09/15/2022	$5,000	$4,998,404
U.S. Treasury Bills	0.09%-0.10%	10/06/2022	50,000	49,995,557
U.S. Treasury Bills	2.20%	11/01/2022	100,000	99,629,764
U.S. Treasury Bills	2.51%	11/03/2022	30,000	29,869,275
U.S. Treasury Bills	2.25%	11/08/2022	50,000	49,789,389
U.S. Treasury Bills	2.60%	11/10/2022	30,000	29,849,500
U.S. Treasury Bills	2.62%	11/15/2022	75,000	74,593,750
U.S. Treasury Bills	2.63%	11/17/2022	30,000	29,832,525
U.S. Treasury Bills	2.59%	11/22/2022	50,000	49,707,306
U.S. Treasury Bills	2.76%	11/25/2022	10,000	9,935,271
U.S. Treasury Bills	2.71%	11/29/2022	35,000	34,767,240
U.S. Treasury Bills	2.76%	12/06/2022	35,000	34,745,200
U.S. Treasury Bills	2.81%	12/13/2022	35,000	34,721,614
U.S. Treasury Bills	2.92%	12/20/2022	25,000	24,779,236
U.S. Treasury Bills	2.96%	01/26/2023	30,000	29,642,300
U.S. Treasury Bills	1.18%	02/23/2023	5,000	4,971,562
				591,827,893

U.S. Treasury Floating Rate Notes-13.02%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	2.96%	10/31/2022	45,000	44,999,805
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(b)	2.95%	01/31/2023	20,000	20,000,051
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	2.94%	04/30/2023	40,000	40,001,137
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	2.94%	10/31/2023	40,000	39,999,882
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate -0.08%)(b)	2.83%	04/30/2024	191,000	190,807,728
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	2.94%	07/31/2024	99,000	98,983,736
				434,792,339

U.S. Treasury Notes-0.60%
U.S. Treasury Notes (Cost $20,010,743)	1.50%	09/15/2022	20,000	20,010,743
Total U.S. Treasury Securities (Cost $1,046,630,975)				1,046,630,975

U.S. Government Sponsored Agency Securities-8.63%

Federal Farm Credit Bank (FFCB)-6.95%
Federal Farm Credit Bank (SOFR + 0.08%)(b)	2.37%	10/14/2022	16,000	16,000,000
Federal Farm Credit Bank (SOFR + 0.01%)(b)	2.30%	11/16/2022	10,000	9,999,958
Federal Farm Credit Bank (SOFR + 0.07%)(b)	2.36%	11/18/2022	8,000	8,000,000
Federal Farm Credit Bank (SOFR + 0.06%)(b)	2.35%	01/20/2023	16,000	16,000,000
Federal Farm Credit Bank (SOFR + 0.02%)(b)	2.31%	06/12/2023	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.02%)(b)	2.31%	06/23/2023	2,500	2,499,913
Federal Farm Credit Bank (SOFR + 0.03%)(b)	2.32%	07/07/2023	8,000	8,000,000
Federal Farm Credit Bank (SOFR + 0.03%)(b)	2.32%	09/08/2023	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.03%)(b)	2.32%	09/18/2023	10,000	10,000,000
Federal Farm Credit Bank (SOFR + 0.04%)(b)	2.32%	09/20/2023	28,000	28,000,000
Federal Farm Credit Bank (SOFR + 0.03%)(b)	2.32%	09/27/2023	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.06%)(b)	2.35%	11/07/2023	4,000	4,000,000
Federal Farm Credit Bank (SOFR + 0.06%)(b)	2.35%	12/13/2023	7,000	7,000,000
Federal Farm Credit Bank (SOFR + 0.04%)(b)	2.32%	01/04/2024	5,500	5,500,000
Federal Farm Credit Bank (SOFR + 0.04%)(b)	2.32%	01/25/2024	15,000	15,000,000
Federal Farm Credit Bank (SOFR + 0.04%)(b)	2.33%	02/05/2024	10,000	10,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

3	Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal Farm Credit Bank (FFCB)-(continued)
Federal Farm Credit Bank (SOFR + 0.05%)(b)	2.34%	02/20/2024	$8,000	$8,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(b)	2.34%	02/23/2024	8,000	8,000,000
Federal Farm Credit Bank (SOFR + 0.04%)(b)	2.33%	03/18/2024	40,000	40,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(b)	2.33%	04/04/2024	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(b)	2.34%	04/25/2024	10,000	10,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(b)	2.34%	05/09/2024	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(b)	2.34%	05/24/2024	1,000	1,000,000
				231,999,871

Federal Home Loan Bank (FHLB)-0.90%
Federal Home Loan Bank (SOFR + 0.09%)(b)	2.38%	09/08/2022	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.09%)(b)	2.38%	10/05/2022	20,000	20,000,000
				30,000,000

Federal Home Loan Mortgage Corp. (FHLMC)-0.45%
Federal Home Loan Mortgage Corp. (SOFR + 0.09%)(b)	2.38%	09/16/2022	15,000	15,000,000

Federal National Mortgage Association (FNMA)-0.06%
Federal National Mortgage Association	1.38%	09/06/2022	2,173	2,173,179

U.S. International Development Finance Corp. (DFC)-0.27%
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	2.46%	06/15/2025	3,000	3,000,000
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	2.46%	02/15/2028	6,111	6,111,111
				9,111,111
Total U.S. Government Sponsored Agency Securities (Cost $288,284,161)				288,284,161
TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-39.97% (Cost $1,334,915,136)				1,334,915,136

			Repurchase Amount

Repurchase Agreements-59.90%(d)
BMO Capital Markets Corp., joint term agreement dated 08/29/2022, aggregate maturing value of $250,383,333 (collateralized by agency mortgage-backed securities, U.S. government sponsored agency obligations and U.S. Treasury obligations valued at $255,000,094; 0.25% - 4.61%; 07/31/2023 - 07/20/2068)(e)	2.30%	09/22/2022	125,191,667	125,000,000
BofA Securities, Inc., joint agreement dated 08/31/2022, aggregate maturing value of $945,060,375 (collateralized by agency mortgage-backed securities valued at $963,900,001; 0.28% - 8.18%; 07/25/2024 - 04/20/2072)	2.30%	09/01/2022	160,010,222	160,000,000
Citigroup Global Markets, Inc., joint term agreement dated 08/31/2022, aggregate maturing value of $800,359,333 (collateralized by U.S. Treasury obligations valued at $816,000,076; 0.13% - 6.25%; 07/31/2023 - 08/15/2052)(e)	2.31%	09/07/2022	100,044,917	100,000,000
Federal Reserve Bank of New York, joint agreement dated 08/31/2022, aggregate maturing value of $54,303,469,167 (collateralized by U.S. Treasury obligations valued at $54,303,469,345; 0.13% - 2.38%; 09/15/2023 - 02/15/2031)	2.30%	09/01/2022	200,012,778	200,000,000
ING Financial Markets, LLC, joint term agreement dated 07/28/2022, aggregate maturing value of $501,796,667 (collateralized by agency mortgage-backed securities valued at $510,000,000; 1.50% - 8.00%; 08/01/2028 - 09/01/2057)	2.31%	09/22/2022	35,125,767	35,000,000
J.P. Morgan Securities LLC, joint agreement dated 08/31/2022, aggregate maturing value of $1,500,095,833 (collateralized by agency mortgage-backed securities valued at $1,530,000,030; 2.50% - 5.00%; 06/01/2050 - 09/01/2052)	2.30%	09/01/2022	160,010,222	160,000,000
J.P. Morgan Securities LLC, joint open agreement dated 04/27/2022 (collateralized by agency mortgage-backed securities valued at $918,000,002; 1.00% - 7.50%; 09/20/2027 - 02/16/2063)(f)	2.32%	09/01/2022	40,079,900	40,000,000
Metropolitan Life Insurance Co., joint term agreement dated 08/31/2022, aggregate maturing value of $350,169,913 (collateralized by U.S. Treasury obligations valued at $355,812,473; 0.00%; 08/15/2027 - 11/15/2045)(e)	2.32%	09/07/2022	25,012,628	25,001,350
Mitsubishi UFJ Trust & Banking Corp., joint agreement dated 08/31/2022, aggregate maturing value of $500,031,944 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $510,000,071; 0.00% - 5.50%; 08/25/2027 - 06/16/2061)	2.30%	09/01/2022	300,019,167	300,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4	Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 08/31/2022, aggregate maturing value of $1,736,157,847 (collateralized by U.S. Treasury obligations valued at $1,772,542,842; 0.50% - 1.38%; 02/28/2025 -11/15/2040)(e)	2.32%	09/07/2022	$62,240,565	$62,212,500
RBC Dominion Securities Inc., joint agreement dated 08/31/2022, aggregate maturing value of $1,500,095,833 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $1,530,000,000; 0.25% - 5.50%; 09/30/2022 - 06/25/2059)	2.30%	09/01/2022	300,019,167	300,000,000
Societe Generale, joint open agreement dated 08/26/2022 (collateralized by U.S. Treasury obligations valued at $1,020,000,494; 0.00% - 3.25%; 09/01/2022 - 05/15/2032)(f)	2.30%	09/01/2022	100,006,389	100,000,000
Standard Chartered Bank, joint term agreement dated 08/25/2022, aggregate maturing value of $1,000,447,222 (collateralized by U.S. Treasury obligations valued at $1,020,456,176; 0.13% - 3.63%; 09/30/2022 - 05/15/2052)(e)	2.30%	09/01/2022	150,067,083	150,000,000
Sumitomo Mitsui Banking Corp., joint agreement dated 08/31/2022, aggregate maturing value of $1,800,115,500 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $1,836,000,000; 1.13% - 4.50%; 02/28/2025 - 10/20/2051)	2.31%	09/01/2022	243,063,079	243,047,483

Total Repurchase Agreements (Cost $2,000,261,333)				2,000,261,333

TOTAL INVESTMENTS IN SECURITIES(g)-99.87% (Cost $3,335,176,469)				3,335,176,469

OTHER ASSETS LESS LIABILITIES-0.13%				4,211,172

NET ASSETS-100.00%				$3,339,387,641

Investment Abbreviations:

SOFR -Secured Overnight Financing Rate

VRD   -Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2022.
(c)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on August 31, 2022.

(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)

Either party may terminate the agreement upon demand. Interest rate, principal amount and collateral are redetermined periodically. The Maturity Date represents the next reset date, and the Repurchase Amount is calculated based on the next reset date.

(g)	Also represents cost for federal income tax purposes.

Portfolio Composition by Maturity*

In days, as of 08/31/2022

1-7	59.2%
8-30	2.6
31-60	2.6
61-90	14.1
91-180	4.9
181+	16.6

*	The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Government Money Market Fund

Statement of Assets and Liabilities

August 31, 2022

(Unaudited)

Assets:
Investments in unaffiliated securities, excluding repurchase agreements, at value and cost	$1,334,915,136
Repurchase agreements, at value and cost	2,000,261,333
Cash	999
Receivable for:
Fund shares sold	11,747,119
Interest	2,384,301
Investment for trustee deferred compensation and retirement plans	304,681
Other assets	3,912

Total assets	3,349,617,481

Liabilities:
Payable for:
Fund shares reacquired	7,727,069
Dividends	74,321
Accrued fees to affiliates	1,995,651
Accrued trustees’ and officers’ fees and benefits	6,232
Accrued operating expenses	88,633
Trustee deferred compensation and retirement plans	337,934

Total liabilities	10,229,840

Net assets applicable to shares outstanding	$3,339,387,641

Net assets consist of:
Shares of beneficial interest	$3,340,593,914

Distributable earnings	(1,206,273)

$3,339,387,641

Net Assets:
Invesco Cash Reserve	$2,412,763,024

Class A	$356,051,975

Class AX	$66,851,077

Class C	$132,911,123

Class CX	$243,858

Class R	$165,384,556

Class Y	$81,266,904

Investor Class	$123,539,445

Class R6	$375,679

Shares outstanding, no par value, unlimited number of shares authorized:
Invesco Cash Reserve	2,413,582,533

Class A	356,171,435

Class AX	66,874,054

Class C	132,956,697

Class CX	243,941

Class R	165,439,595

Class Y	81,292,551

Investor Class	123,580,451

Class R6	375,785

Net asset value and offering price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Government Money Market Fund

Statement of Operations

For the six months ended August 31, 2022

(Unaudited)

Investment income:

Interest	$17,851,505

Expenses:
Advisory fees	2,513,148
Administrative services fees	749,390
Custodian fees	3,130
Distribution fees:
Invesco Cash Reserve	1,822,529
Class A	355,217
Class AX	51,382
Class C	500,115
Class CX	1,108
Class R	329,835
Transfer agent fees - Invesco Cash Reserve, A, AX, C, CX, R, Y and Investor	1,522,808
Trustees’ and officers’ fees and benefits	21,525
Registration and filing fees	121,675
Reports to shareholders	27,696
Professional services fees	35,715
Other	7,649

Total expenses	8,062,922

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(748,575)

Net expenses	7,314,347

Net investment income	10,537,158

Net realized gain (loss) from unaffiliated investment securities	(978,609)

Net increase in net assets resulting from operations	$9,558,549

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Government Money Market Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2022 and the year ended February 28, 2022

(Unaudited)

	August 31,	February 28,
	2022	2022

Operations:
Net investment income	$10,537,158	$183,636

Net realized gain (loss)	(978,609)	13,825

Net increase in net assets resulting from operations	9,558,549	197,461

Distributions to shareholders from distributable earnings:
Invesco Cash Reserve	(7,808,821)	(134,956)
Class A	(1,096,376)	(19,204)
Class AX	(219,044)	(3,633)
Class C	(225,109)	(6,863)
Class CX	(331)	(16)
Class R	(404,410)	(9,586)
Class Y	(303,786)	(3,841)
Investor Class	(477,938)	(5,530)
Class R6	(1,343)	(7)

Total distributions from distributable earnings	(10,537,158)	(183,636)

Share transactions-net:
Invesco Cash Reserve	22,623,189	(308,616,596)
Class A	15,218,740	(60,295,189)
Class AX	(3,164,561)	(3,966,263)
Class C	10,894,398	(22,275,650)
Class CX	295	(125,638)
Class R	5,519,850	(23,146,020)
Class Y	13,290,033	12,187,061
Investor Class	3,083,964	5,825,443
Class R6	249,604	(1,296)

Net increase (decrease) in net assets resulting from share transactions	67,715,512	(400,414,148)

Net increase (decrease) in net assets	66,736,903	(400,400,323)

Net assets:
Beginning of period	3,272,650,738	3,673,051,061

End of period	$3,339,387,641	$3,272,650,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Government Money Market Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)		Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets
Invesco Cash Reserve
Six months ended 08/31/22	$1.00	$0.00	$(0.00)		$0.00	$(0.00)	$1.00	0.33%	$2,412,763	0.42	%(c)	0.45	%(c)	0.65	%(c)
Year ended 02/28/22	1.00	0.00	(0.00	)(d)	0.00	(0.00)	1.00	0.01	2,390,850	0.07		0.51		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.06	2,699,457	0.23		0.50		0.05
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.61	2,406,243	0.51		0.51		1.55
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.50	1,299,414	0.58		0.58		1.52
Year ended 02/28/18	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.40	815,631	0.68		0.68		0.39
Class A
Six months ended 08/31/22	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.31	356,052	0.46	(c)	0.50	(c)	0.61	(c)
Year ended 02/28/22	1.00	0.00	(0.00	)(d)	0.00	(0.00)	1.00	0.01	340,937	0.07		0.56		0.01
Period ended 02/28/21(e)	1.00	0.00	(0.00)		(0.00)	(0.00)	1.00	0.01	401,229	0.20	(c)	0.54	(c)	0.08	(c)
Class AX
Six months ended 08/31/22	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.33	66,851	0.42	(c)	0.45	(c)	0.65	(c)
Year ended 02/28/22	1.00	0.00	(0.00	)(d)	0.00	(0.00)	1.00	0.01	70,035	0.07		0.51		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.06	74,001	0.23		0.50		0.05
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.61	76,169	0.51		0.51		1.55
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.50	81,110	0.58		0.58		1.52
Year ended 02/28/18	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.40	91,906	0.68		0.68		0.39
Class C
Six months ended 08/31/22	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.17	132,911	0.75	(c)	1.05	(c)	0.32	(c)
Year ended 02/28/22	1.00	0.00	(0.00	)(d)	0.00	(0.00)	1.00	0.01	122,057	0.07		1.11		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.02	144,331	0.23		1.11		0.05
Year ended 02/29/20	1.00	0.01	0.00		0.01	(0.01)	1.00	0.85	43,478	1.26		1.26		0.80
Year ended 02/28/19	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.76	38,700	1.31		1.33		0.79
Year ended 02/28/18	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.27	65,411	0.81		1.43		0.26
Class CX
Six months ended 08/31/22	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.14	244	0.80	(c)	1.20	(c)	0.27	(c)
Year ended 02/28/22	1.00	0.00	(0.00	)(d)	0.00	(0.00)	1.00	0.01	244	0.07		1.26		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.02	369	0.29		1.25		(0.01)
Year ended 02/29/20	1.00	0.01	0.00		0.01	(0.01)	1.00	0.85	507	1.26		1.26		0.80
Year ended 02/28/19	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.77	669	1.31		1.33		0.79
Year ended 02/28/18	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.27	4,114	0.81		1.43		0.26
Class R
Six months ended 08/31/22	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.25	165,385	0.58	(c)	0.70	(c)	0.49	(c)
Year ended 02/28/22	1.00	0.00	(0.00	)(d)	0.00	(0.00)	1.00	0.01	159,912	0.07		0.76		0.01
Year ended 02/28/21	1.00	0.00	0.00		0.00	(0.00)	1.00	0.04	183,057	0.22		0.74		0.06
Year ended 02/29/20	1.00	0.01	0.00		0.01	(0.01)	1.00	1.35	32,297	0.76		0.76		1.30
Year ended 02/28/19	1.00	0.01	(0.00)		0.01	(0.01)	1.00	1.25	25,871	0.83		0.83		1.27
Year ended 02/28/18	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.27	27,387	0.80		0.93		0.27
Class Y
Six months ended 08/31/22	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.39	81,267	0.29	(c)	0.30	(c)	0.78	(c)
Year ended 02/28/22	1.00	0.00	(0.00	)(d)	0.00	(0.00)	1.00	0.01	67,999	0.07		0.36		0.01
Year ended 02/28/21	1.00	0.00	0.00		0.00	(0.00)	1.00	0.08	55,813	0.21		0.35		0.07
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.76	42,686	0.36		0.36		1.70
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.65	34,105	0.43		0.43		1.67
Year ended 02/28/18	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.55	30,080	0.53		0.53		0.54
Investor Class
Six months ended 08/31/22	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.39	123,539	0.29	(c)	0.30	(c)	0.78	(c)
Year ended 02/28/22	1.00	0.00	(0.00	)(d)	0.00	(0.00)	1.00	0.01	120,491	0.07		0.36		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.08	114,665	0.21		0.35		0.07
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.76	111,208	0.36		0.36		1.70
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.65	125,886	0.43		0.43		1.67
Year ended 02/28/18	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.55	117,630	0.53		0.53		0.54

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Government Money Market Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)		Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets
Class R6
Six months ended 08/31/22	$1.00	$0.00	$(0.00)		$0.00	$(0.00)	$1.00	0.42%	$376	0.19	%(c)	0.20	%(c)	0.88	%(c)
Year ended 02/28/22	1.00	0.00	(0.00	)(d)	0.00	(0.00)	1.00	0.01	126	0.07		0.27		0.01
Year ended 02/28/21	1.00	0.00	0.00		0.00	(0.00)	1.00	0.10	127	0.18		0.31		0.10
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.81	20	0.32		0.32		1.74
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.80	12	0.36		0.38		1.74
Period ended 02/28/18(f)	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.69	10	0.37	(c)	0.37	(c)	0.70	(c)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Annualized.
(d)

Net gains (losses) on securities (both realized and unrealized) per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(e)	Commencement date of May 15, 2020.
(f)	Commencement date of April 04, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Government Money Market Fund

Notes to Financial Statements

August 31, 2022

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Government Money Market Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently consists of nine different classes of shares: Invesco Cash Reserve, Class A , Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6. Class A, Class AX and Class CX shares are closed to new investors. Class Y and Investor Class shares are available only to certain investors. Class C and Class CX shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve, Class A, Class AX, Class R, Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Invesco Cash Reserve shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to the liquidity fee and redemption gate requirement at this time, as permitted by Rule 2a-7.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual

11	Invesco Government Money Market Fund

results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of the Fund that holds securities of that entity will be adversely impacted.

K.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least, June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares to 1.40%, 1.45%, 1.40%, 2.00%, 2.15%, 1.65%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the six months ended August 31, 2022, Invesco voluntarily reimbursed class level expenses of $344,420, $77,488, $10,057, $201,059, $493, $97,770, $3,327, $5,773, and $1 for Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares, respectively, in order to increase the yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve, Class A, Class AX, Class C, Class CX and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Invesco Cash Reserve shares, 0.75% of the Fund’s average daily net assets of Class C shares and 0.40% of the Fund’s average daily net assets of Class R shares. The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.20% of the Fund’s average daily net assets of Class A shares, up to a maximum annual rate of 0.15% of the Fund’s average daily net assets of Class AX shares and up to a maximum annual rate of 0.90% of the average daily net assets of Class CX shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of

12	Invesco Government Money Market Fund

the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Expenses before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the the six months ended August 31, 2022, expenses incurred after voluntary yield waivers and reimbursements were $1,592,640, $294,472, $44,664, $304,964, $627 and $239,833 for Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, and Class R shares, respectively.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2022, IDI advised the Fund that IDI retained $3,967, $2,178, $12,311 and $0 from Invesco Cash Reserve, Class A, Class C and Class CX shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2022, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,187.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have any capital loss carryforward as of February 28, 2022.

13	Invesco Government Money Market Fund

NOTE 8–Share Information

	Summary of Share Activity
	Six months ended August 31, 2022(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount
Sold:
Invesco Cash Reserve	1,211,132,680	$1,211,132,680	1,782,722,725	$1,782,722,725
Class A	90,521,877	90,521,877	100,774,227	100,774,227
Class AX	3,505,923	3,505,923	11,478,496	11,478,496
Class C	61,332,331	61,332,331	74,697,650	74,697,650
Class CX	8,428	8,428	19,228	19,228
Class R	42,558,576	42,558,576	77,680,745	77,680,745
Class Y	40,126,659	40,126,659	53,892,255	53,892,255
Investor Class	20,583,321	20,583,321	42,473,954	42,473,954
Class R6	284,411	284,411	63,781	63,781

Issued as reinvestment of dividends:
Invesco Cash Reserve	7,309,534	7,309,534	134,956	134,956
Class A	1,022,823	1,022,823	18,714	18,714
Class AX	213,048	213,048	3,468	3,468
Class C	219,650	219,650	6,863	6,863
Class CX	328	328	10	10
Class R	400,744	400,744	9,586	9,586
Class Y	293,467	293,467	3,841	3,841
Investor Class	475,619	475,619	5,530	5,530
Class R6	1,257	1,257	5	5

Automatic Conversion of Class C and CX shares to Invesco Cash Reserve shares:
Invesco Cash Reserve	5,084,172	5,084,172	11,821,653	11,821,653
Class C	(5,076,845)	(5,076,845)	(11,793,413)	(11,793,413)
Class CX	(7,327)	(7,327)	(28,240)	(28,240)

Issued in connection with acquisitions:
Reacquired:
Invesco Cash Reserve	(1,200,903,197)	(1,200,903,197)	(2,103,295,930)	(2,103,295,930)
Class A	(76,325,960)	(76,325,960)	(161,088,130)	(161,088,130)
Class AX	(6,883,532)	(6,883,532)	(15,448,227)	(15,448,227)
Class C	(45,580,738)	(45,580,738)	(85,186,750)	(85,186,750)
Class CX	(1,134)	(1,134)	(116,636)	(116,636)
Class R	(37,439,470)	(37,439,470)	(100,836,351)	(100,836,351)
Class Y	(27,130,093)	(27,130,093)	(41,709,035)	(41,709,035)
Investor Class	(17,974,976)	(17,974,976)	(36,654,041)	(36,654,041)
Class R6	(36,064)	(36,064)	(65,082)	(65,082)
Net increase in share activity	67,715,512	$67,715,512	(400,414,148)	$(400,414,148)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14	Invesco Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/22)[1]	Expenses Paid During Period	Ending Account Value (08/31/22)	Expenses Paid During Period
Invesco Cash Reserve	$1,000.00	$1,003.30	$2.12	$1,023.09	$2.14	0.42%
A	1,000.00	1,003.10	2.32	1,022.89	2.35	0.46
AX	1,000.00	1,003.30	2.12	1,023.09	2.14	0.42
C	1,000.00	1,001.70	3.78	1,021.42	3.82	0.75
CX	1,000.00	1,001.40	4.04	1,021.17	4.08	0.80
R	1,000.00	1,002.50	2.93	1,022.28	2.96	0.58
Y	1,000.00	1,003.90	1.46	1,023.74	1.48	0.29
Investor	1,000.00	1,003.90	1.46	1,023.74	1.48	0.29
R6	1,000.00	1,004.20	0.96	1,024.25	0.97	0.19

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

15	Invesco Government Money Market Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Government Money Market Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco

Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers’ who provide these services. The Board noted the Affiliated Sub-Advisers expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the T-Bill 3 Month Index (Index). The Board noted that performance of Class Y shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class Y shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class Y shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory

16	Invesco Government Money Market Fund

and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fifth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board further noted that Invesco Advisers has voluntarily undertaken to waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield.

The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2021.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

17	Invesco Government Money Market Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-MFP filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	GMKT-SAR-1

Semiannual Report to Shareholders	August 31, 2022

Invesco High Yield Fund

Nasdaq:

A: AMHYX ∎ C: AHYCX ∎ Y: AHHYX ∎ Investor: HYINX ∎ R5: AHIYX ∎ R6: HYIFX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

12	Financial Statements

15	Financial Highlights

16	Notes to Financial Statements

25	Fund Expenses

26	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/22 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.97%
Class C Shares	-7.35
Class Y Shares	-6.82
Investor Class Shares	-6.97
Class R5 Shares	-6.84
Class R6 Shares	-6.79
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	-7.76
Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	-7.78
Lipper High Current Yield Bond Funds Index◾ (Peer Group Index)	-7.05

Source(s): ▼RIMES Technologies Corp.; ◾Lipper Inc.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

  The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

  The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high-yield bond funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco High Yield Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges

Class A Shares
Inception (7/11/78)	6.81%
10 Years	2.84
5 Years	0.47
1 Year	-13.31

Class C Shares
Inception (8/4/97)	3.10%
10 Years	2.66
5 Years	0.59
1 Year	-11.00

Class Y Shares
Inception (10/3/08)	6.40%
10 Years	3.55
5 Years	1.63
1 Year	-9.14

Investor Class Shares
Inception (9/30/03)	5.64%
10 Years	3.30
5 Years	1.37
1 Year	-9.19

Class R5 Shares
Inception (4/30/04)	5.65%
10 Years	3.62
5 Years	1.71
1 Year	-8.93

Class R6 Shares
10 Years	3.72%
5 Years	1.82
1 Year	-8.84

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco High Yield Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco High Yield Fund

Schedule of Investments(a)

August 31, 2022

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–90.46%
Advertising–1.01%
Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/2027(b)	$2,153,000	$1,931,004

Lamar Media Corp.,
4.00%, 02/15/2030	300,000	261,653

3.63%, 01/15/2031	6,875,000	5,770,737

		7,963,394

Aerospace & Defense–0.51%
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	4,177,000	4,039,026

Airlines–0.75%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	6,199,000	5,905,539

Alternative Carriers–0.41%
Lumen Technologies, Inc., Series P, 7.60%, 09/15/2039	4,050,000	3,191,967

Aluminum–0.48%
Novelis Corp., 4.75%, 01/30/2030(b)	4,282,000	3,730,478

Apparel Retail–0.95%
Gap, Inc. (The), 3.63%, 10/01/2029(b)	10,688,000	7,459,957

Apparel, Accessories & Luxury Goods–1.26%
Kontoor Brands, Inc., 4.13%, 11/15/2029(b)	4,764,000	4,083,046

Macy’s Retail Holdings LLC,
5.88%, 03/15/2030(b)	2,074,000	1,776,091

4.50%, 12/15/2034	5,735,000	4,022,299

		9,881,436

Application Software–0.89%
SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	7,328,000	6,952,623

Auto Parts & Equipment–1.32%
Clarios Global L.P., 6.75%, 05/15/2025(b)	1,032,000	1,027,929

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	5,596,000	5,505,345

NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	4,346,000	3,832,129

		10,365,403

Automobile Manufacturers–5.45%
Allison Transmission, Inc.,
4.75%, 10/01/2027(b)	7,085,000	6,600,953

3.75%, 01/30/2031(b)	6,440,000	5,226,543

Ford Motor Co.,
3.25%, 02/12/2032	4,512,000	3,530,640

4.75%, 01/15/2043	2,184,000	1,636,286

5.29%, 12/08/2046	250,000	201,034

	Principal Amount	Value

Automobile Manufacturers–(continued)
Ford Motor Credit Co. LLC,
5.13%, 06/16/2025	$1,418,000	$1,387,052

3.38%, 11/13/2025	1,644,000	1,503,175

4.39%, 01/08/2026	4,893,000	4,614,784

4.95%, 05/28/2027	2,100,000	1,974,462

5.11%, 05/03/2029	4,746,000	4,392,233

4.00%, 11/13/2030	4,562,000	3,816,706

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	8,157,000	7,914,655

		42,798,523

Automotive Retail–3.82%
Asbury Automotive Group, Inc.,
4.50%, 03/01/2028	1,175,000	1,050,961

4.63%, 11/15/2029(b)	5,796,000	4,977,141

Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	7,126,000	6,099,892

LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	4,949,000	4,138,796

Lithia Motors, Inc., 3.88%, 06/01/2029(b)	8,908,000	7,533,985

Sonic Automotive, Inc., 4.63%, 11/15/2029(b)	7,196,000	6,160,172

		29,960,947

Cable & Satellite–8.54%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.13%, 05/01/2027(b)	2,063,000	1,960,881

5.00%, 02/01/2028(b)	3,007,000	2,751,405

4.75%, 03/01/2030(b)	3,494,000	3,007,251

4.50%, 08/15/2030(b)	10,996,000	9,260,831

4.50%, 05/01/2032	2,026,000	1,646,581

4.25%, 01/15/2034(b)	4,765,000	3,633,837

CSC Holdings LLC,
6.50%, 02/01/2029(b)	4,670,000	4,302,704

5.75%, 01/15/2030(b)	6,581,000	5,107,350

4.63%, 12/01/2030(b)	1,991,000	1,427,059

4.50%, 11/15/2031(b)	2,330,000	1,873,335

5.00%, 11/15/2031(b)	836,000	597,408

DISH DBS Corp., 5.13%, 06/01/2029	6,503,000	3,862,847

DISH Network Corp., Conv., 3.38%, 08/15/2026	7,514,000	5,425,569

Gray Escrow II, Inc., 5.38%, 11/15/2031(b)	6,781,000	5,739,371

Sirius XM Radio, Inc.,
3.13%, 09/01/2026(b)	7,155,000	6,381,401

4.00%, 07/15/2028(b)	3,673,000	3,204,692

3.88%, 09/01/2031(b)	647,000	523,242

Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 05/15/2029(b)	2,440,000	2,173,284

VZ Secured Financing B.V. (Netherlands), 5.00%, 01/15/2032(b)	5,040,000	4,151,776

		67,030,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco High Yield Fund

	Principal Amount	Value

Casinos & Gaming–2.09%
Codere Finance 2 (Luxembourg) S.A. (Spain), 11.63% PIK Rate, 2.00% Cash Rate, 11/30/2027(b)(c)	$568,775	$499,385

Everi Holdings, Inc., 5.00%, 07/15/2029(b)	4,610,000	4,146,744

Midwest Gaming Borrower LLC/ Midwest Gaming Finance Corp., 4.88%, 05/01/2029(b)	4,718,000	4,148,254

Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(b)	4,405,000	3,881,356

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/2029(b)	4,467,000	3,755,139

		16,430,878

Commodity Chemicals–0.78%
Mativ, Inc., 6.88%, 10/01/2026(b)	6,687,000	6,105,599

Construction & Engineering–1.25%
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029(b)	4,691,000	4,007,943

Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(b)	6,405,000	5,804,206

		9,812,149

Consumer Finance–1.19%
FirstCash, Inc., 5.63%, 01/01/2030(b)	6,269,000	5,619,093

OneMain Finance Corp., 7.13%, 03/15/2026	3,959,000	3,692,559

		9,311,652

Copper–0.73%
First Quantum Minerals Ltd. (Zambia), 6.88%, 10/15/2027(b)	6,017,000	5,746,777

Data Processing & Outsourced Services–0.50%
Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)	4,724,000	3,913,196

Diversified Metals & Mining–0.75%
Hudbay Minerals, Inc. (Canada),
4.50%, 04/01/2026(b)	2,250,000	2,045,250

6.13%, 04/01/2029(b)	4,364,000	3,847,485

		5,892,735

Diversified REITs–1.28%
iStar, Inc.,
4.75%, 10/01/2024	6,842,000	6,853,563

5.50%, 02/15/2026	3,097,000	3,162,920

		10,016,483

Electric Utilities–0.77%
NRG Energy, Inc., 4.45%, 06/15/2029(b)	4,540,000	4,116,669

Vistra Operations Co. LLC,
5.63%, 02/15/2027(b)	1,600,000	1,541,912

5.00%, 07/31/2027(b)	435,000	405,376

		6,063,957

	Principal Amount	Value

Electrical Components & Equipment–2.75%
EnerSys,
5.00%, 04/30/2023(b)	$5,020,000	$5,005,643

4.38%, 12/15/2027(b)	6,083,000	5,544,837

Sensata Technologies B.V.,
4.88%, 10/15/2023(b)	5,586,000	5,642,755

4.00%, 04/15/2029(b)	843,000	729,026

5.88%, 09/01/2030(b)	4,730,000	4,629,440

		21,551,701

Electronic Components–0.44%
Sensata Technologies, Inc.,
4.38%, 02/15/2030(b)	1,348,000	1,203,090

3.75%, 02/15/2031(b)	2,756,000	2,280,499

		3,483,589

Food Distributors–0.78%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/2028(b)	6,755,000	6,120,709

Health Care Facilities–2.27%
Encompass Health Corp., 4.50%, 02/01/2028	4,516,000	3,958,388

HCA, Inc.,
5.38%, 02/01/2025	2,458,000	2,484,460

5.88%, 02/15/2026	699,000	714,630

5.38%, 09/01/2026	1,344,000	1,349,390

5.88%, 02/01/2029	2,281,000	2,327,977

3.50%, 09/01/2030	1,150,000	1,004,597

Tenet Healthcare Corp., 4.88%, 01/01/2026(b)	6,268,000	5,962,592

		17,802,034

Health Care REITs–1.40%
CTR Partnership L.P./ CareTrust Capital Corp., 3.88%, 06/30/2028(b)	4,712,000	3,998,374

Diversified Healthcare Trust,
4.75%, 05/01/2024	2,354,000	2,124,820

9.75%, 06/15/2025	84,000	82,677

4.38%, 03/01/2031	6,990,000	4,806,604

		11,012,475

Health Care Services–2.11%
Community Health Systems, Inc.,
8.00%, 03/15/2026(b)	4,268,000	3,995,915

5.25%, 05/15/2030(b)	3,527,000	2,676,164

4.75%, 02/15/2031(b)	2,352,000	1,739,774

Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	2,361,000	2,263,810

Select Medical Corp., 6.25%, 08/15/2026(b)	6,110,000	5,852,464

		16,528,127

Health Care Supplies–0.25%
Medline Borrower L.P., 3.88%, 04/01/2029(b)	2,341,000	1,986,924

Hotel & Resort REITs–0.51%
Service Properties Trust,
4.95%, 10/01/2029	1,975,000	1,495,292

4.38%, 02/15/2030	3,423,000	2,512,859

		4,008,151

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco High Yield Fund

	Principal Amount	Value

Hotels, Resorts & Cruise Lines–0.53%
Carnival Corp., 10.50%, 02/01/2026(b)	$4,011,000	$4,136,544

Household Products–1.00%
Prestige Brands, Inc., 3.75%, 04/01/2031(b)	9,795,000	7,852,309

Independent Power Producers & Energy Traders–1.55%
Calpine Corp., 3.75%, 03/01/2031(b)	4,782,000	3,973,627

Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	4,411,000	4,138,069

Vistra Corp., 7.00%(b)(d)(e)	4,372,000	4,038,679

		12,150,375

Industrial Machinery–2.10%
EnPro Industries, Inc., 5.75%, 10/15/2026	6,221,000	6,114,652

Mueller Water Products, Inc., 4.00%, 06/15/2029(b)	6,864,000	6,187,759

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	4,639,000	4,169,301

		16,471,712

Integrated Oil & Gas–2.01%
Occidental Petroleum Corp.,
3.20%, 08/15/2026	1,684,000	1,593,855

8.50%, 07/15/2027	1,314,000	1,473,290

6.13%, 01/01/2031	7,190,000	7,482,554

6.45%, 09/15/2036	1,545,000	1,653,103

6.20%, 03/15/2040	3,485,000	3,542,886

		15,745,688

Integrated Telecommunication Services–3.23%
Altice France S.A. (France),
8.13%, 02/01/2027(b)	3,027,000	2,884,398

5.13%, 07/15/2029(b)	5,515,000	4,196,419

5.50%, 10/15/2029(b)	2,885,000	2,281,847

Iliad Holding S.A.S. (France),
6.50%, 10/15/2026(b)	2,417,000	2,211,821

7.00%, 10/15/2028(b)	6,343,000	5,750,310

Level 3 Financing, Inc.,
3.75%, 07/15/2029(b)	7,419,000	5,970,069

3.88%, 11/15/2029(b)	2,380,000	2,022,788

		25,317,652

Interactive Home Entertainment–1.01%
Sea Ltd. (Singapore), Conv., 0.25%, 09/15/2026	2,680,000	1,973,859

WMG Acquisition Corp., 3.75%, 12/01/2029(b)	6,940,000	5,942,375

		7,916,234

Interactive Media & Services–0.77%
Match Group Holdings II LLC, 4.63%, 06/01/2028(b)	6,810,000	6,071,932

Internet Services & Infrastructure–0.49%
Cogent Communications Group, Inc., 7.00%, 06/15/2027(b)	4,037,000	3,862,928

	Principal Amount	Value

IT Consulting & Other Services–0.89%
Gartner, Inc.,
4.50%, 07/01/2028(b)	$5,444,000	$5,034,747

3.63%, 06/15/2029(b)	2,248,000	1,936,281

		6,971,028

Managed Health Care–1.26%
Centene Corp.,
4.25%, 12/15/2027	4,007,000	3,810,977

3.00%, 10/15/2030	7,228,000	6,051,535

		9,862,512

Oil & Gas Drilling–3.27%
Global Partners L.P./GLP Finance Corp., 7.00%, 08/01/2027	2,521,000	2,385,477

Nabors Industries Ltd.,
7.25%, 01/15/2026(b)	460,000	418,917

7.50%, 01/15/2028(b)	2,634,000	2,326,282

Nabors Industries, Inc., 7.38%, 05/15/2027(b)	1,047,000	1,012,130

NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)	4,328,000	3,966,028

Precision Drilling Corp. (Canada),
7.13%, 01/15/2026(b)	789,000	759,792

6.88%, 01/15/2029(b)	3,247,000	2,987,597

Rockies Express Pipeline LLC,
4.95%, 07/15/2029(b)	1,876,000	1,694,609

6.88%, 04/15/2040(b)	2,508,000	2,093,026

Valaris Ltd.,
12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(b)(c)	2,771,000	2,788,901

Series 1145, 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(c)	5,164,000	5,197,359

		25,630,118

Oil & Gas Equipment & Services–1.26%
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	6,408,000	5,933,808

Weatherford International Ltd., 8.63%, 04/30/2030(b)	4,329,000	3,920,575

		9,854,383

Oil & Gas Exploration & Production–5.25%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	11,796,000	11,811,335

Apache Corp., 7.75%, 12/15/2029	3,730,000	3,968,515

Callon Petroleum Co.,
8.00%, 08/01/2028(b)	2,058,000	1,977,810

7.50%, 06/15/2030(b)	4,138,000	3,832,305

Earthstone Energy Holdings LLC, 8.00%, 04/15/2027(b)	4,123,000	4,022,275

Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%, 11/01/2028(b)	1,564,000	1,480,013

6.00%, 04/15/2030(b)	3,422,000	3,155,050

6.25%, 04/15/2032(b)	3,422,000	3,071,933

SM Energy Co.,
6.75%, 09/15/2026	1,258,000	1,238,916

6.63%, 01/15/2027	4,586,000	4,477,725

6.50%, 07/15/2028	2,221,000	2,142,343

		41,178,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco High Yield Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–4.23%
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 8.00%, 04/01/2029(b)	$8,384,000	$8,323,606

Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	6,551,000	6,129,312

EQM Midstream Partners L.P.,
7.50%, 06/01/2027(b)	1,343,000	1,329,630

6.50%, 07/01/2027(b)	3,941,000	3,811,179

4.75%, 01/15/2031(b)	2,057,000	1,782,720

Genesis Energy L.P./Genesis Energy Finance Corp.,
6.25%, 05/15/2026	5,380,000	4,870,013

8.00%, 01/15/2027	1,759,000	1,669,933

7.75%, 02/01/2028	1,313,000	1,219,146

Holly Energy Partners L.P./Holly Energy Finance Corp., 6.38%, 04/15/2027(b)	4,182,000	4,092,163

		33,227,702

Other Diversified Financial Services–1.27%
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(b)	4,401,000	3,996,658

Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)	6,663,000	5,933,507

		9,930,165

Pharmaceuticals–1.11%
Bausch Health Cos., Inc.,
4.88%, 06/01/2028(b)	2,370,000	1,641,272

5.25%, 02/15/2031(b)	5,765,000	2,225,146

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)(f)	5,729,000	4,876,697

		8,743,115

Real Estate Operating Companies–0.26%
DigitalBridge Group, Inc., Conv., 5.00%, 04/15/2023	2,014,000	2,016,518

Research & Consulting Services–0.53%
Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029(b)	4,682,000	4,160,425

Restaurants–2.29%
1011778 BC ULC/New Red Finance, Inc. (Canada),
3.88%, 01/15/2028(b)	2,268,000	2,018,985

4.00%, 10/15/2030(b)	4,916,000	3,995,823

Papa John’s International, Inc., 3.88%, 09/15/2029(b)	9,397,000	8,047,027

Yum! Brands, Inc., 5.38%, 04/01/2032	4,210,000	3,881,115

		17,942,950

Retail REITs–0.75%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	6,318,000	5,921,826

	Principal Amount	Value

Semiconductor Equipment–0.98%
Entegris Escrow Corp.,
4.75%, 04/15/2029(b)	$6,269,000	$5,774,188

5.95%, 06/15/2030(b)	2,023,000	1,921,931

		7,696,119

Specialized Consumer Services–1.78%
Carriage Services, Inc., 4.25%, 05/15/2029(b)	8,931,000	7,603,184

Terminix Co. LLC (The), 7.45%, 08/15/2027	5,474,000	6,360,651

		13,963,835

Specialized REITs–0.95%
SBA Communications Corp., 3.88%, 02/15/2027	8,181,000	7,463,215

Specialty Chemicals–1.21%
Braskem Idesa S.A.P.I. (Mexico),
7.45%, 11/15/2029(b)	3,733,000	3,229,045

6.99%, 02/20/2032(b)	2,643,000	2,052,554

Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	4,390,000	4,174,341

		9,455,940

Specialty Stores–0.25%
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 02/15/2028(b)	2,240,000	2,000,107

Steel–0.50%
SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	4,688,000	3,896,548

Systems Software–2.08%
Camelot Finance S.A., 4.50%, 11/01/2026(b)	13,014,000	12,122,281

Crowdstrike Holdings, Inc., 3.00%, 02/15/2029	4,712,000	4,176,905

		16,299,186

Trading Companies & Distributors–0.98%
Fortress Transportation and Infrastructure Investors LLC, 5.50%, 05/01/2028(b)	8,990,000	7,663,975

Wireless Telecommunication Services–1.43%
Rogers Communications, Inc. (Canada), 4.55%, 03/15/2052(b)	2,189,000	1,924,931

Vmed O2 UK Financing I PLC (United Kingdom), 4.75%, 07/15/2031(b)	4,170,000	3,437,644

Vodafone Group PLC (United Kingdom), 4.13%, 06/04/2081(d)	7,471,000	5,878,295

		11,240,870

Total U.S. Dollar Denominated Bonds & Notes (Cost $789,885,843)		709,711,384

Variable Rate Senior Loan Interests–3.76%(g)(h)
Commodity Chemicals–1.05%
Mativ Holdings, Inc., Term Loan B, 6.31% (1 mo. USD LIBOR + 3.75%), 04/20/2028(i)	8,670,876	8,215,655

Food Distributors–0.53%
United Natural Foods, Inc., Term Loan, 5.82% (1 mo. USD LIBOR + 3.25%), 10/22/2025	4,212,804	4,186,032

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco High Yield Fund

	Principal Amount		Value

Hotels, Resorts & Cruise Lines–0.52%
IRB Holding Corp., Term Loan, 5.44% (3 mo. SOFR + 3.15%), 12/15/2027		$4,211,379	$4,085,922

Integrated Telecommunication Services–0.66%
Patagonia Holdco LLC,
First Lien Term Loan B, 8.03% (1 mo. SOFR + 5.75%), 08/01/2029		3,024,000	2,582,995

8.39% (1 mo. SOFR + 5.75%), 08/01/2029		3,024,000	2,582,995

			5,165,990

Pharmaceuticals–0.51%
Endo LLC, Term Loan, 0.00% (1 mo. USD LIBOR + 5.00%), 03/27/2028		4,572,125	4,013,114

Specialty Stores–0.49%
PetSmart LLC, Term Loan, 6.27% (3 mo. USD LIBOR + 3.75%), 02/11/2028		3,940,233	3,859,793

Total Variable Rate Senior Loan Interests (Cost $30,534,341)			29,526,506

Non-U.S. Dollar Denominated Bonds & Notes–1.15%(j)
Casinos & Gaming–0.16%
Codere Finance 2 (Luxembourg) S.A. (Spain), 3.00% PIK Rate, 8.00% Cash Rate, 09/30/2026(b)(c)	EUR	1,202,991	1,225,463

Food Retail–0.47%
Bellis Acquisition Co. PLC (United Kingdom), 3.25%, 02/16/2026(b)	GBP	4,033,000	3,708,226

Paper Packaging–0.01%
Mossi & Ghisolfi Finance Luxembourg S.A. (Brazil), 5.33% (3 mo. EURIBOR + 5.63%)(e)(f)(k)	EUR	4,100,000	82,406

Pharmaceuticals–0.51%
Nidda Healthcare Holding GmbH (Germany), 3.50%, 09/30/2024(b)	EUR	4,275,000	3,973,246

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $10,664,162)			8,989,341

	Shares	Value

Common Stocks & Other Equity Interests–0.28%
Cable & Satellite–0.28%
Altice USA, Inc., Class A(l)	223,000	$2,230,000

Leisure Products–0.00%
HF Holdings, Inc.(i)	36,820	0

Total Common Stocks & Other Equity Interests (Cost $9,983,988)		2,230,000

	Principal Amount
U.S. Treasury Securities–0.07%
U.S. Treasury Bills–0.07%
1.11%, 09/15/2022 (Cost $523,805)(m)	$524,000	523,805

	Shares
Money Market Funds–2.84%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(n)(o)	6,732,703	6,732,703

Invesco Liquid Assets Portfolio, Institutional Class, 2.26%(n)(o)	7,895,710	7,897,289

Invesco Treasury Portfolio, Institutional Class, 2.14%(n)(o)	7,694,518	7,694,518

Total Money Market Funds (Cost $22,326,445)		22,324,510

Options Purchased–0.11%
(Cost $1,098,129)(p)		830,073

TOTAL INVESTMENTS IN SECURITIES–98.67% (Cost $865,016,713)		774,135,619

OTHER ASSETS LESS LIABILITIES–1.33%		10,431,953

NET ASSETS–100.00%		$784,567,572

Investment Abbreviations:

Conv.	– Convertible
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Yield Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $533,142,926, which represented 67.95% of the Fund’s Net Assets.

(c)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.

(e)	Perpetual bond with no specified maturity date.

(f)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2022 was $4,959,103, which represented less than 1% of the Fund’s Net Assets.

(g)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(h)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(i)	Security valued using significant unobservable inputs (Level 3). See Note 3.

(j)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2022.
(l)	Non-income producing security.

(m)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(n)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2022.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 3,552,487	$83,803,058	$(80,622,842)	$-	$-	$ 6,732,703	$ 38,703
Invesco Liquid Assets Portfolio, Institutional Class	5,859,107	59,859,328	(57,823,121)	1,665	310	7,897,289	43,135
Invesco Treasury Portfolio, Institutional Class	4,059,986	95,774,924	(92,140,392)	-	-	7,694,518	42,285
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	909,625	20,843,067	(21,752,692)	-	-	-	3,219*
Invesco Private Prime Fund	2,122,457	46,076,957	(48,198,259)	79	(1,234)	-	9,144*
Total	$16,503,662	$306,357,334	$(300,537,306)	$1,744	$(924)	$22,324,510	$136,486

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(o)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(p)	The table below details options purchased.

Open Exchange-Traded Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
iShares China Large-Cap ETF	Call	01/20/2023	886	USD	41.00	USD	3,632,600	$8,417
VanEck Oil Services ETF	Call	01/20/2023	117	USD	275.00	USD	3,217,500	190,125
Subtotal – Exchange-Traded Equity Call Options Purchased								198,542
Equity Risk
iShares iBoxx High Yield Corporate Bond ETF	Put	01/20/2023	292	USD	74.00	USD	2,160,800	87,016
iShares iBoxx High Yield Corporate Bond ETF	Put	01/20/2023	1,171	USD	77.00	USD	9,016,700	544,515
Subtotal – Exchange-Traded Equity Put Options Purchased								631,531
Total Open Exchange-Traded Equity Options Purchased								$830,073

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Fund

	Open Exchange-Traded Equity Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
VanEck Oil Services ETF	Call	01/20/2023	117	USD	365.00	USD	4,270,500	$(31,005)
Equity Risk
iShares iBoxx High Yield Corporate Bond ETF	Put	01/20/2023	292	USD	65.00	USD	1,898,000	(23,068)
Total Open Exchange-Traded Equity Options Written								$(54,073)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized
Date	Counterparty	Deliver		Receive		Appreciation
Currency Risk
11/17/2022	Citibank N.A.	GBP	100,000	USD	122,674	$6,335
11/17/2022	Deutsche Bank AG	EUR	3,300,000	USD	3,372,038	38,677
11/17/2022	Deutsche Bank AG	GBP	1,600,000	USD	1,929,610	68,199
11/17/2022	Goldman Sachs International	EUR	1,452,000	USD	1,508,337	41,659
11/17/2022	State Street Bank & Trust Co.	GBP	1,162,000	USD	1,413,478	61,628
Total Forward Foreign Currency Contracts						$216,498

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Markit iTraxx Crossover Index, Series 37, Version 1	Sell	5.00%	Quarterly	06/20/2027	5.912%	EUR 16,500,000	$14,223	$(560,095)	$(574,318)

(a)	Centrally cleared swap agreements collateralized by $1,707,934 cash held with .
(b)

Implied credit spreads represent the current level, as of August 31, 2022, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

ETF –Exchange-Traded Fund

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

Portfolio Composition

By security type, based on Net Assets

as of August 31, 2022

U.S. Dollar Denominated Bonds & Notes	90.46%
Variable Rate Senior Loan Interests	3.76
Non-U.S. Dollar Denominated Bonds & Notes	1.15
Security Types Each Less Than 1% of Portfolio	0.46
Money Market Funds Plus Other Assets Less Liabilities	4.17

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Fund

Statement of Assets and Liabilities

August 31, 2022

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $842,690,268)	$751,811,109

Investments in affiliated money market funds, at value (Cost $22,326,445)	22,324,510

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	216,498

Deposits with brokers:
Cash collateral – centrally cleared swap agreements	1,707,934

Foreign currencies, at value (Cost $284,283)	281,745

Receivable for:
Investments sold	3,774,111

Fund shares sold	337,422

Dividends	47,328

Interest	11,713,554

Cash segregated as collateral	25

Investment for trustee deferred compensation and retirement plans	235,957

Other assets	86,183

Total assets	792,536,376

Liabilities:

Other investments:
Options written, at value (premiums received $189,714)	54,073

Variation margin payable – centrally cleared swap agreements	89,412

Payable for:
Investments purchased	2,479,680

Dividends	758,727

Fund shares reacquired	1,171,142

Amount due custodian	2,599,733

Accrued fees to affiliates	420,515

Accrued trustees’ and officers’ fees and benefits	1,588

Accrued other operating expenses	96,125

Trustee deferred compensation and retirement plans	297,809

Total liabilities	7,968,804

Net assets applicable to shares outstanding	$784,567,572

Net assets consist of:
Shares of beneficial interest	$1,122,766,773

Distributable earnings (loss)	(338,199,201)

$784,567,572

Net Assets:
Class A	$568,764,212

Class C	$18,221,095

Class Y	$41,885,594

Investor Class	$61,124,907

Class R5	$22,132,778

Class R6	$72,438,986

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	164,335,346

Class C	5,276,427

Class Y	12,075,874

Investor Class	17,677,468

Class R5	6,418,578

Class R6	20,949,594

Class A:
Net asset value per share	$3.46

Maximum offering price per share (Net asset value of $3.46 ÷ 95.75%)	$3.61

Class C:
Net asset value and offering price per share	$3.45

Class Y:
Net asset value and offering price per share	$3.47

Investor Class:
Net asset value and offering price per share	$3.46

Class R5:
Net asset value and offering price per share	$3.45

Class R6:
Net asset value and offering price per share	$3.46

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Fund

Statement of Operations

For the six months ended August 31, 2022

(Unaudited)

Investment income:
Interest	$22,199,025

Dividends	135,537

Dividends from affiliated money market funds (includes securities lending income of $52,211)	176,334

Total investment income	22,510,896

Expenses:
Advisory fees	2,274,477

Administrative services fees	63,202

Custodian fees	11,844

Distribution fees:
Class A	751,802

Class C	101,270

Investor Class	81,485

Transfer agent fees – A, C, Y and Investor	602,873

Transfer agent fees – R5	11,919

Transfer agent fees – R6	12,456

Trustees’ and officers’ fees and benefits	13,027

Registration and filing fees	52,220

Reports to shareholders	55,870

Professional services fees	38,432

Other	13,388

Total expenses	4,084,265

Less: Fees waived and/or expense offset arrangement(s)	(11,836)

Net expenses	4,072,429

Net investment income	18,438,467

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(18,754,025)

Affiliated investment securities	(924)

Foreign currencies	(120,651)

Forward foreign currency contracts	201,225

Option contracts written	(1,110,971)

Swap agreements	786,085

(18,999,261)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(60,445,907)

Affiliated investment securities	1,744

Foreign currencies	(4,952)

Forward foreign currency contracts	176,791

Option contracts written	570,220

Swap agreements	(574,318)

(60,276,422)

Net realized and unrealized gain (loss)	(79,275,683)

Net increase (decrease) in net assets resulting from operations	$(60,837,216)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2022 and the year ended February 28, 2022

(Unaudited)

	August 31,	February 28,
	2022	2022

Operations:

Net investment income	$18,438,467	$36,901,456

Net realized gain (loss)	(18,999,261)	14,291,291

Change in net unrealized appreciation (depreciation)	(60,276,422)	(46,924,009)

Net increase (decrease) in net assets resulting from operations	(60,837,216)	4,268,738

Distributions to shareholders from distributable earnings:

Class A	(14,320,672)	(29,655,741)

Class C	(405,263)	(935,438)

Class Y	(1,069,877)	(2,411,889)

Investor Class	(1,551,303)	(3,293,321)

Class R5	(604,949)	(1,673,240)

Class R6	(1,952,517)	(4,399,047)

Total distributions from distributable earnings	(19,904,581)	(42,368,676)

Share transactions–net:

Class A	(13,440,454)	10,360,973

Class C	(2,395,811)	(3,255,144)

Class Y	600,559	(3,584,636)

Investor Class	(1,220,985)	(3,689,781)

Class R5	(3,516,119)	(9,426,910)

Class R6	(537,915)	1,080,660

Net increase (decrease) in net assets resulting from share transactions	(20,510,725)	(8,514,838)

Net increase (decrease) in net assets	(101,252,522)	(46,614,776)

Net assets:

Beginning of period	885,820,094	932,434,870

End of period	$784,567,572	$885,820,094

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/22	$3.81	$0.08	$(0.34)	$(0.26)	$(0.09)	$–	$(0.09)	$3.46	(6.97)%	$568,764	1.03	%(d)	1.03	%(d)	4.40	%(d)	47%
Year ended 02/28/22	3.97	0.15	(0.13)	0.02	(0.18)	–	(0.18)	3.81	0.36	640,948	1.03		1.03		3.90		88
Year ended 02/28/21	3.96	0.19	0.05	0.24	(0.22)	(0.01)	(0.23)	3.97	6.59	657,549	1.07		1.07		4.89		101
Year ended 02/29/20	4.05	0.21	(0.07)	0.14	(0.23)	–	(0.23)	3.96	3.53	663,578	1.01		1.02		5.09		62
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.05	3.28	685,222	1.15		1.15		4.96		34
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.13	3.07	701,560	1.07		1.08		4.69		56
Class C
Six months ended 08/31/22	3.80	0.07	(0.35)	(0.28)	(0.07)	–	(0.07)	3.45	(7.35)	18,221	1.78	(d)	1.78	(d)	3.65	(d)	47
Year ended 02/28/22	3.96	0.12	(0.13)	(0.01)	(0.15)	–	(0.15)	3.80	(0.40)	22,626	1.78		1.78		3.15		88
Year ended 02/28/21	3.95	0.16	0.05	0.21	(0.19)	(0.01)	(0.20)	3.96	5.79	26,860	1.82		1.82		4.14		101
Year ended 02/29/20	4.04	0.18	(0.07)	0.11	(0.20)	–	(0.20)	3.95	2.75	35,743	1.76		1.77		4.34		62
Year ended 02/28/19	4.12	0.17	(0.07)	0.10	(0.18)	–	(0.18)	4.04	2.50	37,607	1.90		1.90		4.21		34
Year ended 02/28/18	4.20	0.16	(0.06)	0.10	(0.18)	–	(0.18)	4.12	2.29	88,812	1.82		1.83		3.94		56
Class Y
Six months ended 08/31/22	3.82	0.08	(0.34)	(0.26)	(0.09)	–	(0.09)	3.47	(6.82)	41,886	0.78	(d)	0.78	(d)	4.65	(d)	47
Year ended 02/28/22	3.98	0.16	(0.13)	0.03	(0.19)	–	(0.19)	3.82	0.63	45,483	0.78		0.78		4.15		88
Year ended 02/28/21	3.97	0.19	0.06	0.25	(0.23)	(0.01)	(0.24)	3.98	6.85	51,180	0.82		0.82		5.14		101
Year ended 02/29/20	4.07	0.22	(0.08)	0.14	(0.24)	–	(0.24)	3.97	3.54	61,065	0.76		0.77		5.34		62
Year ended 02/28/19	4.14	0.21	(0.06)	0.15	(0.22)	–	(0.22)	4.07	3.79	112,350	0.90		0.90		5.21		34
Year ended 02/28/18	4.23	0.21	(0.08)	0.13	(0.22)	–	(0.22)	4.14	3.09	116,954	0.82		0.83		4.94		56
Investor Class
Six months ended 08/31/22	3.81	0.08	(0.34)	(0.26)	(0.09)	–	(0.09)	3.46	(6.97)	61,125	1.03	(d)	1.03	(d)	4.40	(d)	47
Year ended 02/28/22	3.97	0.15	(0.13)	0.02	(0.18)	–	(0.18)	3.81	0.36	68,375	1.03		1.03		3.90		88
Year ended 02/28/21	3.96	0.18	0.06	0.24	(0.22)	(0.01)	(0.23)	3.97	6.59	74,887	1.07		1.07		4.89		101
Year ended 02/29/20	4.05	0.21	(0.07)	0.14	(0.23)	–	(0.23)	3.96	3.53	80,043	1.01		1.02		5.09		62
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.05	3.31	79,404	1.15		1.15		4.96		34
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.13	3.11 (e)	97,913	1.01	(e)	1.02	(e)	4.75	(e)	56
Class R5
Six months ended 08/31/22	3.80	0.09	(0.35)	(0.26)	(0.09)	–	(0.09)	3.45	(6.84)	22,133	0.71	(d)	0.71	(d)	4.72	(d)	47
Year ended 02/28/22	3.96	0.17	(0.14)	0.03	(0.19)	–	(0.19)	3.80	0.67	27,997	0.72		0.72		4.21		88
Year ended 02/28/21	3.94	0.20	0.06	0.26	(0.23)	(0.01)	(0.24)	3.96	7.21	38,676	0.74		0.74		5.22		101
Year ended 02/29/20	4.04	0.22	(0.07)	0.15	(0.25)	–	(0.25)	3.94	3.75	55,520	0.68		0.69		5.42		62
Year ended 02/28/19	4.12	0.21	(0.07)	0.14	(0.22)	–	(0.22)	4.04	3.59	64,804	0.84		0.84		5.27		34
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	–	(0.22)	4.12	3.40	75,185	0.75		0.76		5.01		56
Class R6
Six months ended 08/31/22	3.81	0.09	(0.35)	(0.26)	(0.09)	–	(0.09)	3.46	(6.79)	72,439	0.64	(d)	0.64	(d)	4.79	(d)	47
Year ended 02/28/22	3.97	0.17	(0.14)	0.03	(0.19)	–	(0.19)	3.81	0.75	80,390	0.64		0.64		4.29		88
Year ended 02/28/21	3.95	0.20	0.07	0.27	(0.24)	(0.01)	(0.25)	3.97	7.29	83,282	0.65		0.65		5.31		101
Year ended 02/29/20	4.05	0.22	(0.07)	0.15	(0.25)	–	(0.25)	3.95	3.70	190,003	0.59		0.60		5.51		62
Year ended 02/28/19	4.12	0.22	(0.06)	0.16	(0.23)	–	(0.23)	4.05	3.94	186,913	0.75		0.75		5.36		34
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	–	(0.22)	4.12	3.49	195,027	0.66		0.67		5.10		56

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.19% for the year ended February 28, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Fund

Notes to Financial Statements

August 31, 2022

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco High Yield Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for

16	Invesco High Yield Fund

revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the

17	Invesco High Yield Fund

borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended August 31, 2022, the Fund paid the Adviser $1,650 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option,

18	Invesco High Yield Fund

purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2022, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide

19	Invesco High Yield Fund

bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

P.

LIBOR Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

Q.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Other Risks – During the period, the Fund experienced a low interest rate environment created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

S.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $200 million	0.625%

Next $300 million	0.550%

Next $500 million	0.500%

Over $1 billion	0.450%

For the six months ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.55%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2022, the Adviser waived advisory fees of $9,933.

20	Invesco High Yield Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2022, IDI advised the Fund that IDI retained $15,787 in front-end sales commissions from the sale of Class A shares and $2,987 and $1,679 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$709,711,384	$–	$709,711,384

Variable Rate Senior Loan Interests	–	21,310,851	8,215,655	29,526,506

Non-U.S. Dollar Denominated Bonds & Notes	–	8,989,341	–	8,989,341

Common Stocks & Other Equity Interests	2,230,000	–	0	2,230,000

U.S. Treasury Securities	–	523,805	–	523,805

Money Market Funds	22,324,510	–	–	22,324,510

Options Purchased	830,073	–	–	830,073

Total Investments in Securities	25,384,583	740,535,381	8,215,655	774,135,619

Other Investments - Assets*

Forward Foreign Currency Contracts	–	216,498	–	216,498

Other Investments - Liabilities*

Options Written	(54,073)	–	–	(54,073)

Swap Agreements	–	(574,318)	–	(574,318)

	(54,073)	(574,318)	–	(628,391)

Total Other Investments	(54,073)	(357,820)	–	(411,893)

Total Investments	$25,330,510	$740,177,561	$8,215,655	$773,723,726

*	Forward foreign currency contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

21	Invesco High Yield Fund

						Change in
				Accrued	Realized	Unrealized	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Gain	Appreciation	into	out of	Value
	02/28/22	at Cost	from Sales	Premiums	(Loss)	(Depreciation)	Level 3	Level 3	08/31/22

Variable Rate Senior Loan Interests	$9,276,450	$–	$(779,867)	$–	$(7,073)	$(273,855)	$–	$–	$8,215,655

Common Stocks & Other Equity Interests	0	–	–	–	–	0	–	–	0

Total	$9,276,450	$–	$(779,867)	$–	$(7,073)	$(273,855)	$–	$–	$8,215,655

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

				Range of
	Fair Value	Valuation	Unobservable	Unobservable	Unobservable
	at 08/31/22	Technique	Inputs	Inputs	Input Used

Mativ Holdings, Inc., Term Loan B	$8,215,655	Valuation Service	N/A	N/A	N/A	(a)

(a)

Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2022:

	Value
	Currency	Equity
Derivative Assets	Risk	Risk	Total

Unrealized appreciation on forward foreign currency contracts outstanding	$216,498	$–	$216,498

Options purchased, at value – Exchange-Traded(a)	–	830,073	830,073

Total Derivative Assets	216,498	830,073	1,046,571

Derivatives not subject to master netting agreements	–	(830,073)	(830,073)

Total Derivative Assets subject to master netting agreements	$216,498	$–	$216,498

	Value
	Credit	Equity
Derivative Liabilities	Risk	Risk	Total

Unrealized depreciation on swap agreements – Centrally Cleared	$(574,318)	$–	$(574,318)

Options written, at value – Exchange-Traded	–	(54,073)	(54,073)

Total Derivative Liabilities	(574,318)	(54,073)	(628,391)

Derivatives not subject to master netting agreements	574,318	54,073	628,391

Total Derivative Liabilities subject to master netting agreements	$–	$–	$–

(a)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2022.

	Financial
	Derivative		Collateral
	Assets		(Received)/Pledged
	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Citibank N.A.	$6,335	$6,335	$–	$–	$6,335

Deutsche Bank AG	106,876	106,876	–	–	106,876

Goldman Sachs International	41,659	41,659	–	–	41,659

State Street Bank & Trust Co.	61,628	61,628	–	–	61,628

Total	$216,498	$216,498	$–	$–	$216,498

22	Invesco High Yield Fund

Effect of Derivative Investments for the six months ended August 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Credit	Currency	Equity
	Risk	Risk	Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$201,225	$-	$201,225

Options purchased(a)	-	-	1,463,045	1,463,045

Options written	-	-	(1,110,971)	(1,110,971)

Swap agreements	786,085	-	-	786,085

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	176,791	-	176,791

Options purchased(a)	-	-	(698,591)	(698,591)

Options written	-	-	570,220	570,220

Swap agreements	(574,318)	-	-	(574,318)

Total	$211,767	$378,016	$223,703	$813,486

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Equity Options Purchased	Equity Options Written	Swap Agreements

Average notional value	$2,827,216	$14,107,050	$4,903,167	$18,480,420

Average contracts	–	1,919	214	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,903.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

23	Invesco High Yield Fund

The Fund had a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$54,411,386	$168,654,635	$223,066,021

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2022 was $373,308,459 and $400,159,406, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$2,582,113

Aggregate unrealized (depreciation) of investments	(97,433,487)

Net unrealized appreciation (depreciation) of investments	$(94,851,374)

Cost of investments for tax purposes is $868,589,323.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2022(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	9,688,561	$34,631,498	36,290,763	$143,829,705

Class C	224,182	802,957	1,503,055	5,955,768

Class Y	1,490,360	5,306,924	5,913,568	23,509,650

Investor Class	11,488,127	41,002,566	16,538,567	65,705,922

Class R5	753,580	2,657,893	1,438,848	5,659,073

Class R6	2,692,035	9,671,362	8,860,823	35,102,627

Issued as reinvestment of dividends:
Class A	2,977,757	10,608,680	5,564,336	21,993,448

Class C	75,353	268,010	160,718	633,994

Class Y	203,366	726,384	403,328	1,598,498

Investor Class	356,915	1,271,158	686,860	2,713,877

Class R5	168,988	600,799	422,999	1,667,465

Class R6	505,320	1,799,503	1,052,348	4,156,051

Automatic conversion of Class C shares to Class A shares:
Class A	202,179	723,373	555,275	2,198,379

Class C	(202,665)	(723,373)	(556,681)	(2,198,379)

Reacquired:
Class A	(16,620,405)	(59,404,005)	(39,798,531)	(157,660,559)

Class C	(767,973)	(2,743,405)	(1,936,919)	(7,646,527)

Class Y	(1,518,522)	(5,432,749)	(7,264,253)	(28,692,784)

Investor Class	(12,119,034)	(43,494,709)	(18,134,741)	(72,109,580)

Class R5	(1,873,873)	(6,774,811)	(4,263,782)	(16,753,448)

Class R6	(3,350,424)	(12,008,780)	(9,793,276)	(38,178,018)

Net increase (decrease) in share activity	(5,626,173)	$(20,510,725)	(2,356,695)	$(8,514,838)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

24	Invesco High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$930.30	$5.01	$1,020.01	$5.24	1.03%
Class C	1,000.00	926.50	8.64	1,016.23	9.05	1.78
Class Y	1,000.00	931.80	3.80	1,021.27	3.97	0.78
Investor Class	1,000.00	930.30	5.01	1,020.01	5.24	1.03
Class R5	1,000.00	931.60	3.46	1,021.63	3.62	0.71
Class R6	1,000.00	932.10	3.12	1,021.98	3.26	0.64

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25	Invesco High Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco High Yield Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund. The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance for the one year period and the fifth quintile of its performance universe for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s security selection in certain industries and sectors negatively impacted Fund performance. The Board considered that the Fund underwent a change in portfolio management and investment process in 2020. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

26	Invesco High Yield Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fifth quintile of its expense group and discussed with management reasons for such relative total expenses.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

27	Invesco High Yield Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	HYI-SAR-1

Semiannual Report to Shareholders	August 31, 2022

Invesco High Yield Bond Factor Fund

Nasdaq:

A: OGYAX ∎ C: OGYCX ∎ R: OGYNX ∎ Y: OGYYX ∎ R5: GBHYX ∎ R6: OGYIX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
14	Financial Statements
17	Financial Highlights
18	Notes to Financial Statements
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/22 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.34%
Class C Shares	-8.60
Class R Shares	-8.46
Class Y Shares	-8.22
Class R5 Shares	-8.23
Class R6 Shares	-8.22
Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index▼ (Broad Market/Style-Specific Index)	-7.78

Source(s): ▼RIMES Technologies Corp.

The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco High Yield Bond Factor Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges
Class A Shares
Inception (11/8/13)	1.91%
5 Years	0.68
1 Year	-15.00

Class C Shares
Inception (11/8/13)	1.76%
5 Years	0.84
1 Year	-12.80

Class R Shares
Inception (11/8/13)	2.16%
5 Years	1.30
1 Year	-11.59

Class Y Shares
Inception (11/8/13)	2.70%
5 Years	1.83
1 Year	-11.14

Class R5 Shares
Inception	2.50%
5 Years	1.71
1 Year	-11.14

Class R6 Shares
Inception (11/8/13)	2.73%
5 Years	1.87
1 Year	-11.04

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global High Yield Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global High Yield Fund. The Fund was subsequently renamed the Invesco High Yield Bond Factor Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses. For periods prior to February 28, 2020, performance shown is that of the Fund using its previous investment strategy. Therefore, the past performance shown for periods prior to February 28, 2020 may have differed had the Fund’s current investment strategy been in effect.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco High Yield Bond Factor Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco High Yield Bond Factor Fund

Schedule of Investments(a)

August 31, 2022

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–93.97%
Aerospace & Defense–2.11%
Bombardier, Inc. (Canada), 7.50%, 03/15/2025(b)	$31,000	$30,377

Howmet Aerospace, Inc., 5.90%, 02/01/2027	100,000	100,694

Rolls-Royce PLC (United Kingdom), 5.75%, 10/15/2027(b)	200,000	181,040

Spirit AeroSystems, Inc., 7.50%, 04/15/2025(b)	78,000	76,417

TransDigm, Inc., 6.25%, 03/15/2026(b)	231,000	227,240

		615,768

Airlines–2.43%
American Airlines Pass-Through Trust, Series 16-1, Class A, 4.10%, 01/15/2028	21,431	16,992

American Airlines, Inc., 11.75%, 07/15/2025(b)	101,000	111,735

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	245,000	233,402

Delta Air Lines, Inc., 7.38%, 01/15/2026	111,000	113,369

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/2026(b)	82,000	74,960

Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/2025(b)	33,000	33,558

United Airlines, Inc., 4.38%, 04/15/2026(b)	135,000	123,267

		707,283

Alternative Carriers–0.86%
Lumen Technologies, Inc.,
5.63%, 04/01/2025	60,000	58,283

4.50%, 01/15/2029(b)	38,000	28,405

Series P, 7.60%, 09/15/2039	121,000	95,365

Series U, 7.65%, 03/15/2042	86,000	67,080

		249,133

Aluminum–0.27%
Arconic Corp., 6.00%, 05/15/2025(b)	80,000	78,700

Apparel Retail–0.40%
Foot Locker, Inc., 4.00%, 10/01/2029(b)	76,000	62,042

Gap, Inc. (The), 3.63%, 10/01/2029(b)	79,000	55,140

		117,182

Apparel, Accessories & Luxury Goods–1.02%
G-III Apparel Group Ltd., 7.88%, 08/15/2025(b)	66,000	65,221

Macy’s Retail Holdings LLC,
5.88%, 04/01/2029(b)	68,000	58,930

5.88%, 03/15/2030(b)	133,000	113,896

Under Armour, Inc., 3.25%, 06/15/2026	68,000	60,167

		298,214

Auto Parts & Equipment–1.24%
Adient US LLC, 9.00%, 04/15/2025(b)	127,000	131,624

	Principal Amount	Value

Auto Parts & Equipment–(continued)
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	$93,000	$91,494

ZF North America Capital, Inc. (Germany), 4.75%, 04/29/2025(b)	150,000	139,184

		362,302

Automobile Manufacturers–2.98%
Ford Motor Co.,
9.00%, 04/22/2025	55,000	61,603

7.13%, 11/15/2025	75,000	80,441

6.63%, 10/01/2028	152,000	155,981

Ford Motor Credit Co. LLC, 4.13%, 08/04/2025	350,000	331,096

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	90,000	87,326

Jaguar Land Rover Automotive PLC (United Kingdom), 5.88%, 01/15/2028(b)	200,000	152,423

		868,870

Automotive Retail–0.51%
Carvana Co., 10.25%, 05/01/2030(b)	71,000	56,623

Penske Automotive Group, Inc., 3.50%, 09/01/2025	97,000	91,216

		147,839

Biotechnology–0.18%
Emergent BioSolutions, Inc., 3.88%, 08/15/2028(b)	74,000	51,902

Broadcasting–2.18%
AMC Networks, Inc., 4.75%, 08/01/2025	98,000	90,884

iHeartCommunications, Inc.,
6.38%, 05/01/2026	97,229	91,998

8.38%, 05/01/2027	64,671	57,040

Liberty Interactive LLC, 8.25%, 02/01/2030	195,000	149,434

TEGNA, Inc., 4.75%, 03/15/2026(b)	83,000	81,629

Univision Communications, Inc., 5.13%, 02/15/2025(b)	122,000	117,998

Urban One, Inc., 7.38%, 02/01/2028(b)	51,000	45,869

		634,852

Building Products–1.17%
Builders FirstSource, Inc., 4.25%, 02/01/2032(b)	104,000	83,146

Cornerstone Building Brands, Inc., 6.13%, 01/15/2029(b)	72,000	49,180

Standard Industries, Inc.,
5.00%, 02/15/2027(b)	91,000	83,336

4.75%, 01/15/2028(b)	41,000	35,908

4.38%, 07/15/2030(b)	111,000	88,270

		339,840

Cable & Satellite–4.85%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.50%, 05/01/2026(b)	74,000	73,354

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco High Yield Bond Factor Fund

	Principal Amount	Value

Cable & Satellite–(continued)
CSC Holdings LLC,
5.75%, 01/15/2030(b)	$200,000	$155,215

4.63%, 12/01/2030(b)	200,000	143,351

DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., 5.88%, 08/15/2027(b)	312,000	285,911

DISH DBS Corp.,
7.75%, 07/01/2026	124,000	97,915

5.25%, 12/01/2026(b)	35,000	28,963

7.38%, 07/01/2028	108,000	70,914

5.75%, 12/01/2028(b)	50,000	38,487

LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027(b)	180,000	170,190

Telenet Finance Luxembourg Notes S.a r.l. (Belgium), 5.50%, 03/01/2028(b)	70,000	64,260

Telesat Canada/Telesat LLC (Canada), 5.63%, 12/06/2026(b)	188,000	109,872

UPC Broadband Finco B.V. (Netherlands), 4.88%, 07/15/2031(b)	200,000	173,247

		1,411,679

Casinos & Gaming–5.10%
Affinity Gaming, 6.88%, 12/15/2027(b)	170,000	147,878

Caesars Entertainment, Inc., 8.13%, 07/01/2027(b)	83,000	81,650

Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/2025(b)	70,000	68,688

International Game Technology PLC, 6.50%, 02/15/2025(b)	200,000	198,751

Las Vegas Sands Corp., 2.90%, 06/25/2025	200,000	184,471

Melco Resorts Finance Ltd. (Hong Kong), 5.75%, 07/21/2028(b)	200,000	136,100

MGM China Holdings Ltd. (Macau), 5.38%, 05/15/2024(b)	200,000	176,775

MGM Resorts International,
6.75%, 05/01/2025	49,000	49,034

5.75%, 06/15/2025	98,000	95,227

Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.63%, 09/01/2029(b)	143,000	105,834

Sabre GLBL, Inc.,
9.25%, 04/15/2025(b)	44,000	43,409

7.38%, 09/01/2025(b)	210,000	199,237

		1,487,054

Coal & Consumable Fuels–0.84%
Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp., 7.50%, 05/01/2025(b)	196,000	194,301

Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(b)	50,000	48,630

Murray Energy Corp., 3.00% PIK Rate, 9.00% Cash Rate, 04/15/2024(b)(c)(d)	130,760	667

		243,598

Commodity Chemicals–0.57%
Koppers, Inc., 6.00%, 02/15/2025(b)	86,000	80,814

Methanex Corp. (Canada), 5.25%, 12/15/2029	102,000	85,803

		166,617

	Principal Amount	Value

Communications Equipment–1.24%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	$99,000	$90,087

Hughes Satellite Systems Corp., 6.63%, 08/01/2026	64,000	60,665

Viasat, Inc., 5.63%, 04/15/2027(b)	229,000	211,010

		361,762

Construction & Engineering–0.32%
Arcosa, Inc., 4.38%, 04/15/2029(b)	34,000	30,856

Artera Services LLC, 9.03%, 12/04/2025(b)	75,000	61,758

		92,614

Construction Materials–0.38%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028(b)	56,000	50,923

Eco Material Technologies, Inc., 7.88%, 01/31/2027(b)	64,000	59,779

		110,702

Consumer Finance–2.46%
ASG Finance Designated Activity Co. (Cyprus), 7.88%, 12/03/2024(b)	200,000	184,500

Credit Acceptance Corp., 5.13%, 12/31/2024(b)	139,000	131,338

Navient Corp.,
5.88%, 10/25/2024	101,000	97,123

6.75%, 06/25/2025	160,000	154,626

5.63%, 08/01/2033	79,000	59,121

OneMain Finance Corp., 7.13%, 03/15/2026	95,000	88,607

		715,315

Department Stores–0.28%
Nordstrom, Inc., 6.95%, 03/15/2028	85,000	82,053

Diversified Banks–1.00%
Banco Mercantil del Norte S.A. (Mexico), 7.50%(b)(e)(f)	160,000	145,812

Intesa Sanpaolo S.p.A. (Italy), 4.20%, 06/01/2032(b)(e)	200,000	145,677

		291,489

Diversified Capital Markets–0.63%
Deutsche Bank AG (Germany), 4.30%, 05/24/2028(e)	200,000	182,959

Diversified Metals & Mining–0.33%
Mineral Resources Ltd. (Australia), 8.13%, 05/01/2027(b)	95,000	95,344

Diversified REITs–0.49%
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/2026(b)	60,000	52,163

Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/2025(b)	91,000	90,016

		142,179

Diversified Support Services–0.19%
MPH Acquisition Holdings LLC, 5.75%, 11/01/2028(b)	70,000	55,671

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco High Yield Bond Factor Fund

	Principal Amount	Value

Drug Retail–0.32%
Rite Aid Corp.,
7.50%, 07/01/2025(b)	$56,000	$47,756

8.00%, 11/15/2026(b)	55,000	44,921

		92,677

Electric Utilities–0.89%
DPL, Inc., 4.13%, 07/01/2025	46,000	43,470

FirstEnergy Corp., 2.05%, 03/01/2025	47,000	43,959

Talen Energy Supply LLC, 7.25%, 05/15/2027(b)(d)	127,000	130,651

Terraform Global Operating L.P., 6.13%, 03/01/2026(b)	44,000	41,651

		259,731

Electrical Components & Equipment–0.37%
WESCO Distribution, Inc., 7.13%, 06/15/2025(b) 107,000 107,152

Electronic Components–0.18%
Likewize Corp., 9.75%, 10/15/2025(b)	55,000	52,787

Environmental & Facilities Services–0.92%
GFL Environmental, Inc. (Canada), 4.25%, 06/01/2025(b)	170,000	162,473

Harsco Corp., 5.75%, 07/31/2027(b)	65,000	46,197

Stericycle, Inc., 5.38%, 07/15/2024(b)	60,000	58,799

		267,469

Fertilizers & Agricultural Chemicals–0.29%
Eurochem Finance DAC (Russia), 5.50%, 03/13/2024(b)	200,000	84,500

Financial Exchanges & Data–0.72%
Coinbase Global, Inc.,
3.38%, 10/01/2028(b)	164,000	106,258

3.63%, 10/01/2031(b)	172,000	104,980

		211,238

Food Distributors–0.63%
C&S Group Enterprises LLC, 5.00%, 12/15/2028(b)	150,000	111,221

US Foods, Inc., 6.25%, 04/15/2025(b)	72,000	72,445

		183,666

Food Retail–0.66%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 4.63%, 01/15/2027(b)	209,000	190,972

Footwear–0.33%
Abercrombie & Fitch Management Co., 8.75%, 07/15/2025(b)	97,000	94,824

Health Care Equipment–0.43%
Varex Imaging Corp., 7.88%, 10/15/2027(b)	131,000	126,713

Health Care Facilities–0.70%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/2025(b)	30,000	29,679

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/2026(b)	31,000	29,576

	Principal Amount	Value

Health Care Facilities–(continued)
Tenet Healthcare Corp., 4.88%, 01/01/2026(b)	$151,000	$143,643

		202,898

Health Care REITs–0.11%
Diversified Healthcare Trust, 9.75%, 06/15/2025	34,000	33,464

Health Care Services–2.21%
Community Health Systems, Inc.,
8.00%, 03/15/2026(b)	152,000	142,310

5.63%, 03/15/2027(b)	215,000	182,726

6.88%, 04/15/2029(b)	86,000	53,883

6.13%, 04/01/2030(b)	33,000	20,500

Omnicare, Inc., 4.75%, 12/01/2022	30,000	30,000

Prime Healthcare Services, Inc., 7.25%, 11/01/2025(b)	61,000	54,082

US Acute Care Solutions LLC, 6.38%, 03/01/2026(b)	178,000	159,268

		642,769

Health Care Technology–0.32%
Minerva Merger Sub, Inc., 6.50%, 02/15/2030(b)	109,000	92,678

Home Furnishings–0.80%
Tempur Sealy International, Inc.,
4.00%, 04/15/2029(b)	143,000	117,704

3.88%, 10/15/2031(b)	150,000	115,684

		233,388

Home Improvement Retail–0.33%
JELD-WEN, Inc.,
4.63%, 12/15/2025(b)	66,000	56,854

4.88%, 12/15/2027(b)	49,000	38,054

		94,908

Homebuilding–1.47%
Beazer Homes USA, Inc., 5.88%, 10/15/2027	101,000	83,216

LGI Homes, Inc., 4.00%, 07/15/2029(b)	187,000	146,110

Mattamy Group Corp. (Canada), 4.63%, 03/01/2030(b)	38,000	30,845

New Home Co., Inc. (The), 7.25%, 10/15/2025(b)	100,000	82,687

Tri Pointe Homes, Inc., 5.25%, 06/01/2027	95,000	86,843

		429,701

Hotel & Resort REITs–0.95%
Service Properties Trust,
4.65%, 03/15/2024	159,000	148,283

4.35%, 10/01/2024	72,000	64,535

4.95%, 02/15/2027	78,000	63,281

		276,099

Hotels, Resorts & Cruise Lines–3.25%
Carnival Corp.,
7.63%, 03/01/2026(b)	185,000	157,749

5.75%, 03/01/2027(b)	226,000	176,032

6.00%, 05/01/2029(b)	117,000	88,847

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco High Yield Bond Factor Fund

	Principal Amount	Value

Hotels, Resorts & Cruise Lines–(continued)
Royal Caribbean Cruises Ltd.,
11.50%, 06/01/2025(b)	$152,000	$161,518

5.50%, 04/01/2028(b)	83,000	62,770

Travel + Leisure Co.,
5.65%, 04/01/2024	7,000	6,944

Series J, 6.00%, 04/01/2027	174,000	165,464

VOC Escrow Ltd., 5.00%, 02/15/2028(b)	151,000	127,810

		947,134

Housewares & Specialties–0.66%
Newell Brands, Inc.,
4.45%, 04/01/2026	147,000	138,440

5.63%, 04/01/2036	60,000	53,817

		192,257

Independent Power Producers & Energy Traders–0.48%
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Spain), 5.38%, 12/30/2030(b)	200,000	140,000

Industrial Conglomerates–0.30%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.25%, 05/15/2026 92,000 88,355

Insurance Brokers–0.36%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/2027(b)	32,000	29,121

HUB International Ltd., 7.00%, 05/01/2026(b)	78,000	76,514

		105,635

Integrated Oil & Gas–1.25%
Occidental Petroleum Corp.,
2.90%, 08/15/2024	184,000	179,500

8.00%, 07/15/2025	41,000	44,589

5.88%, 09/01/2025	50,000	51,319

5.55%, 03/15/2026	88,000	90,244

		365,652

Integrated Telecommunication Services–3.41%
Avaya, Inc., 6.13%, 09/15/2028(b)	94,000	51,549

Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom), 6.75%, 10/01/2026(b)	229,000	210,273

Consolidated Communications, Inc., 6.50%, 10/01/2028(b)	73,000	58,926

Embarq Corp., 8.00%, 06/01/2036	162,000	126,141

Frontier Communications Holdings LLC, 5.88%, 11/01/2029	72,000	58,876

Level 3 Financing, Inc., 5.25%, 03/15/2026	64,000	65,165

Ligado Networks LLC, 15.50%15.50% PIK Rate, 0.00% Cash Rate, 11/01/2023(b)(c)	43,924	22,552

Telecom Italia S.p.A. (Italy), 5.30%, 05/30/2024(b)(g)	305,000	293,962

Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/2028(b)	123,000	105,915

		993,359

Interactive Home Entertainment–0.35%
Cinemark USA, Inc., 8.75%, 05/01/2025(b)	100,000	102,990

	Principal Amount	Value

Interactive Media & Services–0.02%
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/2026(b)	$94,000	$6,580

Internet & Direct Marketing Retail–1.31%
Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2026(b)	271,000	202,781

QVC, Inc.,
4.45%, 02/15/2025	69,000	63,571

4.75%, 02/15/2027	73,000	60,403

5.45%, 08/15/2034	78,000	56,002

		382,757

Internet Services & Infrastructure–0.47%
Cogent Communications Group, Inc., 3.50%, 05/01/2026(b)	67,000	60,438

Condor Merger Sub, Inc., 7.38%, 02/15/2030(b)	93,000	77,762

		138,200

Investment Banking & Brokerage–0.27%
NFP Corp., 6.88%, 08/15/2028(b)	96,000	79,043

Leisure Facilities–0.64%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.50%, 05/01/2025(b)	88,000	86,435

Vail Resorts, Inc., 6.25%, 05/15/2025(b)	100,000	100,272

		186,707

Life & Health Insurance–0.34%
Genworth Holdings, Inc., 6.50%, 06/15/2034	111,000	97,888

Marine–0.29%
NCL Corp. Ltd., 5.88%, 03/15/2026(b)	64,000	51,840

Seaspan Corp. (Hong Kong), 5.50%, 08/01/2029(b)	38,000	31,350

		83,190

Metal & Glass Containers–1.11%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(b)	200,000	189,406

Ball Corp., 4.88%, 03/15/2026	53,000	51,383

LABL, Inc., 6.75%, 07/15/2026(b)	55,000	52,332

Mauser Packaging Solutions Holding Co., 7.25%, 04/15/2025(b)	34,000	30,999

		324,120

Mortgage REITs–0.61%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/2029(b)	96,000	81,478

Rithm Capital Corp., 6.25%, 10/15/2025(b)	109,000	96,850

		178,328

Movies & Entertainment–2.06%
Banijay Entertainment S.A.S.U. (France), 5.38%, 03/01/2025(b)	200,000	188,835

Netflix, Inc.,
5.88%, 02/15/2025	85,000	87,065

4.38%, 11/15/2026	82,000	79,647

5.88%, 11/15/2028	87,000	88,193

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco High Yield Bond Factor Fund

	Principal Amount	Value

Movies & Entertainment–(continued)
Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, 04/06/2031(b)	$200,000	$155,215

		598,955

Multi-Utilities–0.48%
Algonquin Power & Utilities Corp. (Canada), 4.75%, 01/18/2082(e)	162,000	140,521

Office Services & Supplies–0.50%
ACCO Brands Corp., 4.25%, 03/15/2029(b)	25,000	20,883

Pitney Bowes, Inc.,
6.88%, 03/15/2027(b)	70,000	53,057

7.25%, 03/15/2029(b)	105,000	71,609

		145,549

Oil & Gas Drilling–1.78%
Harvest Midstream I L.P., 7.50%, 09/01/2028(b)	130,000	123,189

NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)	200,000	183,273

Rockies Express Pipeline LLC,
3.60%, 05/15/2025(b)	95,000	87,427

7.50%, 07/15/2038(b)	50,000	44,022

6.88%, 04/15/2040(b)	98,000	81,785

		519,696

Oil & Gas Equipment & Services–1.01%
Oceaneering International, Inc., 4.65%, 11/15/2024	64,000	59,797

USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 04/01/2026	112,000	105,232

Weatherford International Ltd.,
11.00%, 12/01/2024(b)	33,000	33,589

8.63%, 04/30/2030(b)	106,000	95,999

		294,617

Oil & Gas Exploration & Production–3.07%
CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/2025(b)	84,000	82,862

EQT Corp., 6.13%, 02/01/2025	123,000	126,574

Gulfport Energy Corp.,
8.00%, 05/17/2026	1,756	1,770

8.00%, 05/17/2026(b)	39,502	39,821

Gulfport Energy Operating Corp., 6.38%, 05/15/2025	135,000	422

Hilcorp Energy I L.P./Hilcorp Finance Co., 5.75%, 02/01/2029(b)	73,000	66,556

Moss Creek Resources Holdings, Inc.,
7.50%, 01/15/2026(b)	62,000	56,482

10.50%, 05/15/2027(b)	37,000	35,794

Murphy Oil Corp., 6.13%, 12/01/2042	110,000	86,216

Par Petroleum LLC/Par Petroleum Finance Corp., 7.75%, 12/15/2025(b)	83,000	81,051

PDC Energy, Inc., 6.13%, 09/15/2024	66,000	65,554

Southwestern Energy Co., 5.70%, 01/23/2025	71,000	71,085

Vermilion Energy, Inc. (Canada), 5.63%, 03/15/2025(b)	186,000	178,974

		893,161

Oil & Gas Refining & Marketing–2.01%
CVR Energy, Inc., 5.25%, 02/15/2025(b)	97,000	91,648

	Principal Amount	Value

Oil & Gas Refining & Marketing–(continued)
EnLink Midstream Partners L.P.,
4.15%, 06/01/2025	$30,000	$29,283

4.85%, 07/15/2026	175,000	172,402

NuStar Logistics L.P.,
6.00%, 06/01/2026	56,000	52,939

5.63%, 04/28/2027	52,000	47,424

Parkland Corp. (Canada), 4.50%, 10/01/2029(b)	35,000	29,677

PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/2025	166,000	161,435

		584,808

Oil & Gas Storage & Transportation–4.47%
Buckeye Partners L.P., 4.13%, 03/01/2025(b)	100,000	93,647

EQM Midstream Partners L.P.,
4.00%, 08/01/2024	100,000	94,720

6.50%, 07/15/2048	36,000	30,598

Genesis Energy L.P./Genesis Energy Finance Corp.,
8.00%, 01/15/2027	124,000	117,721

7.75%, 02/01/2028	47,000	43,640

Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	42,000	39,167

ITT Holdings LLC, 6.50%, 08/01/2029(b)	75,000	63,458

Neptune Energy Bondco PLC (United Kingdom), 6.63%, 05/15/2025(b)	200,000	193,381

New Fortress Energy, Inc.,
6.75%, 09/15/2025(b)	160,000	154,988

6.50%, 09/30/2026(b)	120,000	113,841

Northriver Midstream Finance L.P. (Canada), 5.63%, 02/15/2026(b)	47,000	45,189

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, 10/15/2026(b)	62,000	60,146

Sunoco L.P./Sunoco Finance Corp., 4.50%, 04/30/2030	51,000	43,586

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.,
6.00%, 03/01/2027(b)	70,000	63,985

5.50%, 01/15/2028(b)	130,000	112,585

Western Midstream Operating L.P., 3.35%, 02/01/2025	33,000	31,197

		1,301,849

Other Diversified Financial Services–1.44%
Midcap Financial Issuer Trust, 5.63%, 01/15/2030(b)	200,000	152,865

Operadora de Servicios Mega S.A. de C.V. Sofom ER (Mexico), 8.25%, 02/11/2025(b)	200,000	119,500

United Wholesale Mortgage LLC,
5.50%, 11/15/2025(b)	99,000	87,523

5.50%, 04/15/2029(b)	75,000	58,477

		418,365

Packaged Foods & Meats–0.00%
Kraft Heinz Foods Co. (The), 3.88%, 05/15/2027	1,000	967

Paper Packaging–0.69%
Berry Global, Inc., 4.50%, 02/15/2026(b)	91,000	87,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Yield Bond Factor Fund

	Principal Amount	Value

Paper Packaging–(continued)
Sealed Air Corp., 5.50%, 09/15/2025(b)	$115,000	$114,595

		202,089

Paper Products–0.77%
Clearwater Paper Corp., 5.38%, 02/01/2025(b)	24,000	23,849

Domtar Corp., 6.75%, 10/01/2028(b)	143,000	128,668

Sylvamo Corp., 7.00%, 09/01/2029(b)	76,000	72,310

		224,827

Personal Products–0.25%
Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025(b)	76,000	73,312

Pharmaceuticals–1.86%
Bausch Health Cos., Inc.,
5.50%, 11/01/2025(b)	173,000	142,934

5.00%, 01/30/2028(b)	153,000	57,621

6.25%, 02/15/2029(b)	77,000	29,191

7.25%, 05/30/2029(b)	60,000	23,193

5.25%, 01/30/2030(b)	233,000	86,563

P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/2025(b)	130,000	92,759

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)(d)	130,000	110,660

		542,921

Precious Metals & Minerals–0.00%
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 11/01/2022(b)(d)	142,000	9

Regional Banks–0.21%
Synovus Financial Corp., 5.90%, 02/07/2029(e)	61,000	60,465

Reinsurance–0.55%
Enstar Finance LLC,
5.75%, 09/01/2040(e)	71,000	66,193

5.50%, 01/15/2042(e)	109,000	93,182

		159,375

Renewable Electricity–0.29%
Sunnova Energy Corp., 5.88%, 09/01/2026(b)	92,000	85,027

Restaurants–0.52%
Aramark Services, Inc.,
5.00%, 04/01/2025(b)	43,000	42,050

6.38%, 05/01/2025(b)	109,000	108,183

		150,233

Retail REITs–0.71%
American Finance Trust, Inc./American Finance Operating Partner L.P., 4.50%, 09/30/2028(b)	108,000	86,797

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC,
5.75%, 05/15/2026(Acquired 07/05/2022; Cost $ 60,920)(b)	66,000	61,644

4.50%, 04/01/2027(Acquired 08/24/2022; Cost $ 59,820)(b)	67,000	57,505

		205,946

	Principal Amount	Value

Security & Alarm Services–0.82%
CoreCivic, Inc.,
8.25%, 04/15/2026	$83,000	$82,165

4.75%, 10/15/2027	75,000	63,188

Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 04/15/2026(b)	96,000	92,487

		237,840

Specialized Consumer Services–0.13%
WW International, Inc., 4.50%, 04/15/2029(b)	60,000	37,553

Specialized REITs–0.95%
Iron Mountain, Inc.,
4.88%, 09/15/2029(b)	147,000	127,729

5.25%, 07/15/2030(b)	167,000	147,991

		275,720

Specialty Chemicals–1.00%
Avient Corp., 5.75%, 05/15/2025(b)	82,000	80,974

Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	222,000	211,094

		292,068

Specialty Stores–1.22%
Bath & Body Works, Inc.,
9.38%, 07/01/2025(b)	50,000	52,975

6.63%, 10/01/2030(b)	62,000	56,401

LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/2026(b)	118,000	109,338

Michaels Cos., Inc. (The), 7.88%, 05/01/2029(b)	36,000	23,995

Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/2025	94,000	90,230

Staples, Inc., 7.50%, 04/15/2026(b)	28,000	23,696

		356,635

Steel–0.44%
Cleveland-Cliffs, Inc., 6.75%, 03/15/2026(b)	61,000	61,757

Infrabuild Australia Pty. Ltd. (Australia), 12.00%, 10/01/2024(b)	69,000	65,225

		126,982

Systems Software–0.73%
NortonLifeLock, Inc., 5.00%, 04/15/2025(b)	87,000	85,980

Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/2025(b)	166,000	128,111

		214,091

Technology Hardware, Storage & Peripherals–1.31%
Seagate HDD Cayman,
4.13%, 01/15/2031	92,000	75,508

3.38%, 07/15/2031	61,000	47,787

Xerox Corp., 6.75%, 12/15/2039	128,000	108,171

Xerox Holdings Corp.,
5.00%, 08/15/2025(b)	100,000	92,885

5.50%, 08/15/2028(b)	65,000	56,950

		381,301

Thrifts & Mortgage Finance–0.69%

Enact Holdings, Inc., 6.50%, 08/15/2025(b)	90,000	86,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Bond Factor Fund

	Principal Amount	Value

Thrifts & Mortgage Finance–(continued)
NMI Holdings, Inc., 7.38%, 06/01/2025(b)	$82,000	$82,958

PennyMac Financial Services, Inc., 5.75%, 09/15/2031(b)	38,000	30,862

		199,910

Tires & Rubber–0.20%
FXI Holdings, Inc., 12.25%, 11/15/2026(b)	68,000	56,865

Tobacco–0.35%
Vector Group Ltd., 5.75%, 02/01/2029(b)	118,000	102,480

Wireless Telecommunication Services–1.68%
Sprint Corp.,
7.88%, 09/15/2023	155,000	159,897

7.13%, 06/15/2024	200,000	206,746

T-Mobile USA, Inc., 2.25%, 02/15/2026	135,000	124,234

		490,877

Total U.S. Dollar Denominated Bonds & Notes (Cost $30,513,518)		27,375,764

	Shares
Exchange-Traded Funds–3.23%
Invesco High Yield Bond Factor ETF (Cost $1,109,352)(h)	43,455	940,366

	Principal Amount
U.S. Treasury Securities–0.33%
U.S. Treasury Bills–0.33%
1.46% - 2.54%, 11/17/2022 (Cost $96,679)(i)(j)	$97,000	96,445

	Shares
Common Stocks & Other Equity Interests–0.28%
Advertising–0.00%
Tenerity LLC, Wts., expiring 04/10/2024(k)	39	0

Apparel, Accessories & Luxury Goods–0.03%
Claire’s Holdings LLC	20	6,940

Investment Abbreviations:

ETF	- Exchange-Traded Fund
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PIK	- Pay-in-Kind
REIT	- Real Estate Investment Trust
USD	- U.S. Dollar
Wts.	- Warrants

	Shares	Value

Coal & Consumable Fuels–0.08%
ACNR Holdings, Inc.	232	$24,244

Oil & Gas Equipment & Services–0.17%
Superior Energy Services, Inc.	761	50,226

Total Common Stocks & Other Equity Interests (Cost $28,606)		81,410

	Principal Amount
Variable Rate Senior Loan Interests–0.04%(l)(m)
Apparel, Accessories & Luxury Goods–0.04%
Claire’s Stores, Inc., Term Loan, 9.02% (1 mo. USD LIBOR + 6.50%), 12/18/2026 (Cost $10,673)	$12,297	11,738

	Shares
Preferred Stocks–0.00%
Apparel, Accessories & Luxury Goods–0.00%
Claire’s Holdings LLC, Series A, Pfd. (Cost $3,125)	5	1,294

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-97.85% (Cost $31,761,953)		28,507,017

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.03%
Invesco Private Government Fund, 2.29%(h)(n)(o)	84,280	84,280

Invesco Private Prime Fund, 2.37%(h)(n)(o)	216,698	216,720

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $301,000)		301,000

TOTAL INVESTMENTS IN SECURITIES–98.88% (Cost $32,062,953)		28,808,017

OTHER ASSETS LESS LIABILITIES–1.12%		325,158

NET ASSETS–100.00%		$29,133,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Bond Factor Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $19,534,697, which represented 67.05% of the Fund’s Net Assets.

(c)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(d)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2022 was $241,987, which represented less than 1% of the Fund’s Net Assets.

(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	Perpetual bond with no specified maturity date.
(g)	All or a portion of this security was out on loan at August 31, 2022.
(h)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2022.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Invesco High Yield Bond Factor ETF	$1,059,867	$-	$-	$(119,501)	$ -	$ 940,366	$27,381
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	82,499	585,166	(667,665)	-	-	-	36
Invesco Liquid Assets Portfolio, Institutional Class	57,351	417,975	(475,317)	-	(9)	-	26
Invesco Treasury Portfolio, Institutional Class	94,285	668,761	(763,046)	-	-	-	34
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	194,457	432,299	(542,476)	-	-	84,280	199*
Invesco Private Prime Fund	453,733	932,045	(1,168,978)	2	(82)	216,720	547*
Total	$1,942,192	$3,036,246	$(3,617,482)	$(119,499)	$(91)	$1,241,366	$28,223

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(l)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(m)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(n)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(o)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk

U.S. Treasury 5 Year Notes	2	December-2022	$221,641	$281	$281

U.S. Treasury 10 Year Notes	27	December-2022	3,156,469	(17,296)	(17,296)

U.S. Treasury 10 Year Ultra Notes	6	December-2022	751,125	(3,797)	(3,797)

U.S. Treasury Ultra Bonds	1	December-2022	149,500	1,625	1,625

Subtotal-Long Futures Contracts				(19,187)	(19,187)

Short Futures Contracts
Interest Rate Risk

U.S. Treasury 2 Year Notes	11	December-2022	(2,291,610)	3,953	3,953

Total Futures Contracts				$(15,234)	$(15,234)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Bond Factor Fund

Portfolio Composition

By security type, based on Net Assets

as of August 31, 2022

U.S. Dollar Denominated Bonds & Notes	93.97%

Exchange-Traded Funds	3.23

Security Types Each Less Than 1% of Portfolio	0.65

Money Market Funds Plus Other Assets Less Liabilities	2.15

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Bond Factor Fund

Statement of Assets and Liabilities

August 31, 2022

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $ 30,652,601)*	$27,566,651

Investments in affiliates, at value (Cost $ 1,410,352)	1,241,366

Cash	158,239

Receivable for:
Fund shares sold	4,295

Dividends	22

Interest	513,225

Investment for trustee deferred compensation and retirement plans	23,953

Other assets	60,089

Total assets	29,567,840

Liabilities:
Other investments:
Variation margin payable - futures contracts	8,020

Payable for:
Dividends	22,320

Fund shares reacquired	484

Collateral upon return of securities loaned	301,000

Accrued fees to affiliates	17,197

Accrued trustees’ and officers’ fees and benefits	849

Accrued other operating expenses	57,372

Trustee deferred compensation and retirement plans	23,953

Collateral with broker	3,470

Total liabilities	434,665

Net assets applicable to shares outstanding	$29,133,175

Net assets consist of:
Shares of beneficial interest	$37,951,652

Distributable earnings (loss)	(8,818,477)

$29,133,175

Net Assets:
Class A	$20,270,712

Class C	$3,462,845

Class R	$3,696,440

Class Y	$1,677,217

Class R5	$8,786

Class R6	$17,175

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,558,791

Class C	437,180

Class R	466,460

Class Y	211,617

Class R5	1,109

Class R6	2,167

Class A:
Net asset value per share	$7.92

Maximum offering price per share (Net asset value of $7.92 ÷ 95.75%)	$8.27

Class C:
Net asset value and offering price per share	$7.92

Class R:
Net asset value and offering price per share	$7.92

Class Y:
Net asset value and offering price per share	$7.93

Class R5:
Net asset value and offering price per share	$7.92

Class R6:
Net asset value and offering price per share	$7.93

*	At August 31, 2022, security with a value of $293,783 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Bond Factor Fund

Statement of Operations

For the six months ended August 31, 2022

(Unaudited)

Investment income:
Interest	$906,295

Dividends from affiliates (includes securities lending income of $(26))	27,451

Total investment income	933,746

Expenses:
Advisory fees	57,519

Administrative services fees	2,385

Custodian fees	2,648

Distribution fees:
Class A	24,960

Class C	20,076

Class R	9,162

Transfer agent fees – A, C, R and Y	40,587

Transfer agent fees – R5	3

Transfer agent fees – R6	16

Trustees’ and officers’ fees and benefits	7,457

Registration and filing fees	34,992

Reports to shareholders	6,509

Professional services fees	47,731

Other	6,392

Total expenses	260,437

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(145,642)

Net expenses	114,795

Net investment income	818,951

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(1,135,807)

Affiliated investment securities	(91)

Futures contracts	(246,244)

Swap agreements	(14,422)

(1,396,564)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(2,032,396)

Affiliated investment securities	(119,499)

Futures contracts	(49,293)

Swap agreements	9,427

(2,191,761)

Net realized and unrealized gain (loss)	(3,588,325)

Net increase (decrease) in net assets resulting from operations	$(2,769,374)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Bond Factor Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2022 and the year ended February 28, 2022

(Unaudited)

	August 31, 2022	February 28, 2022

Operations:
Net investment income	$818,951	$1,598,519
Net realized gain (loss)	(1,396,564)	436,196
Change in net unrealized appreciation (depreciation)	(2,191,761)	(2,007,572)

Net increase (decrease) in net assets resulting from operations	(2,769,374)	27,143

Distributions to shareholders from distributable earnings:
Class A	(504,894)	(1,131,081)
Class C	(78,806)	(184,884)
Class R	(81,865)	(144,223)
Class Y	(46,319)	(119,542)
Class R5	(229)	(474)
Class R6	(1,020)	(2,667)

Total distributions from distributable earnings	(713,133)	(1,582,871)

Share transactions–net:
Class A	(476,420)	(1,629,812)
Class C	(499,455)	(606,991)
Class R	296,891	817,615
Class Y	(1,004,245)	1,631,535
Class R6	(55,975)	61,568

Net increase (decrease) in net assets resulting from share transactions	(1,739,204)	273,915

Net increase (decrease) in net assets	(5,221,711)	(1,281,813)

Net assets:
Beginning of period	34,354,886	35,636,699

End of period	$29,133,175	$34,354,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Yield Bond Factor Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/22	$8.85	$0.22	$(0.95)	$(0.73)	$(0.20)	$–	$(0.20)	$7.92	(8.34	)%(d)	$20,271	0.63	%(d)(e)	1.55	%(d)(e)	5.38	%(d)(e)	56%
Year ended 02/28/22	9.24	0.41	(0.40)	0.01	(0.40)	–	(0.40)	8.85	0.06	(d)	23,143	0.63	(d)	1.21	(d)	4.41	(d)	63
Year ended 02/28/21	8.99	0.46	0.29	0.75	(0.48)	(0.02)	(0.50)	9.24	8.73	(d)	25,804	0.64	(d)	2.07	(d)	5.29	(d)	161
Nine months ended 02/29/20	8.96	0.32	0.04	0.36	(0.31)	(0.02)	(0.33)	8.99	4.04		23,445	2.40	(e)	2.40	(e)	4.72	(e)	127
Year ended 05/31/19	9.17	0.51	(0.21)	0.30	(0.51)	–	(0.51)	8.96	3.42		22,791	1.78		1.78		5.61		56
Year ended 05/31/18	9.51	0.49	(0.34)	0.15	(0.49)	–	(0.49)	9.17	1.61		21,669	1.68		1.68		5.19		71
Year ended 05/31/17	9.07	0.45	0.45	0.90	(0.46)	–	(0.46)	9.51	10.08		27,376	1.59		1.59		4.85		89
Class C
Six months ended 08/31/22	8.84	0.19	(0.95)	(0.76)	(0.16)	–	(0.16)	7.92	(8.60)		3,463	1.38	(e)	2.32	(e)	4.63	(e)	56
Year ended 02/28/22	9.23	0.34	(0.40)	(0.06)	(0.33)	–	(0.33)	8.84	(0.69)		4,417	1.38		1.98		3.66		63
Year ended 02/28/21	8.98	0.40	0.28	0.68	(0.41)	(0.02)	(0.43)	9.23	7.93		5,224	1.39		2.84		4.54		161
Nine months ended 02/29/20	8.96	0.27	0.03	0.30	(0.27)	(0.01)	(0.28)	8.98	3.39		5,719	3.17	(e)	3.17	(e)	4.02	(e)	127
Year ended 05/31/19	9.16	0.44	(0.19)	0.25	(0.45)	–	(0.45)	8.96	2.81		6,484	2.57		2.57		4.91		56
Year ended 05/31/18	9.50	0.42	(0.33)	0.09	(0.43)	–	(0.43)	9.16	0.90		6,972	2.47		2.47		4.50		71
Year ended 05/31/17	9.06	0.39	0.44	0.83	(0.39)	–	(0.39)	9.50	9.33		7,070	2.55		2.55		4.18		89
Class R
Six months ended 08/31/22	8.85	0.21	(0.95)	(0.74)	(0.19)	–	(0.19)	7.92	(8.46)		3,696	0.88	(e)	1.82	(e)	5.13	(e)	56
Year ended 02/28/22	9.24	0.38	(0.39)	(0.01)	(0.38)	–	(0.38)	8.85	(0.19)		3,807	0.88		1.48		4.16		63
Year ended 02/28/21	8.99	0.44	0.28	0.72	(0.45)	(0.02)	(0.47)	9.24	8.46		3,151	0.89		2.34		5.04		161
Nine months ended 02/29/20	8.96	0.31	0.03	0.34	(0.29)	(0.02)	(0.31)	8.99	3.85		3,098	2.67	(e)	2.67	(e)	4.48	(e)	127
Year ended 05/31/19	9.17	0.48	(0.20)	0.28	(0.49)	–	(0.49)	8.96	3.17		2,839	2.20		2.20		5.36		56
Year ended 05/31/18	9.51	0.47	(0.34)	0.13	(0.47)	–	(0.47)	9.17	1.36		2,185	2.07		2.07		4.96		71
Year ended 05/31/17	9.07	0.44	0.43	0.87	(0.43)	–	(0.43)	9.51	9.81		1,542	2.39		2.39		4.66		89
Class Y
Six months ended 08/31/22	8.85	0.24	(0.95)	(0.71)	(0.21)	–	(0.21)	7.93	(8.11)		1,677	0.38	(e)	1.32	(e)	5.63	(e)	56
Year ended 02/28/22	9.24	0.43	(0.39)	0.04	(0.43)	–	(0.43)	8.85	0.31		2,899	0.38		0.98		4.66		63
Year ended 02/28/21	8.99	0.49	0.28	0.77	(0.50)	(0.02)	(0.52)	9.24	9.00		1,425	0.39		1.84		5.54		161
Nine months ended 02/29/20	8.97	0.34	0.03	0.37	(0.33)	(0.02)	(0.35)	8.99	4.16		1,105	2.17	(e)	2.17	(e)	5.01	(e)	127
Year ended 05/31/19	9.17	0.53	(0.19)	0.34	(0.54)	–	(0.54)	8.97	3.85		1,505	1.50		1.50		5.91		56
Year ended 05/31/18	9.51	0.52	(0.34)	0.18	(0.52)	–	(0.52)	9.17	1.92		1,534	1.44		1.44		5.50		71
Year ended 05/31/17	9.07	0.48	0.45	0.93	(0.49)	–	(0.49)	9.51	10.41		2,235	1.42		1.42		5.18		89
Class R5
Six months ended 08/31/22	8.85	0.23	(0.95)	(0.72)	(0.21)	–	(0.21)	7.92	(8.23)		9	0.38	(e)	1.13	(e)	5.63	(e)	56
Year ended 02/28/22	9.24	0.43	(0.39)	0.04	(0.43)	–	(0.43)	8.85	0.31		10	0.38		0.91		4.66		63
Year ended 02/28/21	8.99	0.49	0.28	0.77	(0.50)	(0.02)	(0.52)	9.24	9.00		10	0.39		1.52		5.54		161
Nine months ended 02/29/20	8.97	0.34	0.03	0.37	(0.33)	(0.02)	(0.35)	8.99	4.16		10	1.84	(e)	1.84	(e)	5.02	(e)	127
Period ended 05/31/19(f)	9.02	0.01	(0.06)	(0.05)	(0.00)	–	(0.00)	8.97	3.48		10	1.22	(e)	1.22	(e)	5.91	(e)	56
Class R6
Six months ended 08/31/22	8.85	0.24	(0.95)	(0.71)	(0.21)	–	(0.21)	7.93	(8.11)		17	0.38	(e)	1.13	(e)	5.63	(e)	56
Year ended 02/28/22	9.24	0.42	(0.38)	0.04	(0.43)	–	(0.43)	8.85	0.31		80	0.38		0.91		4.66		63
Year ended 02/28/21	9.00	0.48	0.28	0.76	(0.50)	(0.02)	(0.52)	9.24	8.88		23	0.39		1.52		5.54		161
Nine months ended 02/29/20	8.97	0.35	0.04	0.39	(0.34)	(0.02)	(0.36)	9.00	4.32		110	1.81	(e)	1.81	(e)	5.05	(e)	127
Year ended 05/31/19	9.16	0.54	(0.19)	0.35	(0.54)	–	(0.54)	8.97	3.98		123	1.31		1.31		5.96		56
Year ended 05/31/18	9.50	0.52	(0.33)	0.19	(0.53)	–	(0.53)	9.16	1.97		13,165	1.24		1.24		5.56		71
Year ended 05/31/17	9.07	0.48	0.44	0.92	(0.49)	–	(0.49)	9.50	10.34		9,843	1.18		1.18		5.12		89

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% for Class A for the six months ended August 31, 2022 and for the years ended February 28, 2022 and 2021, respectively.

(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco High Yield Bond Factor Fund

Notes to Financial Statements

August 31, 2022

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco High Yield Bond Factor Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

Prior to February 28, 2020, the Fund sought to gain exposure to Regulation S securities primarily through investments in a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund could invest up to 25% of its total assets in the Subsidiary under its previous strategy. Effective February 28, 2020, the Fund no longer invests in Regulation S securities or the Subsidiary, and the Subsidiary was liquidated. For periods prior to February 28, 2020, the Financial Highlights report the operations of the Fund and the Subsidiary on a consolidated basis.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

18	Invesco High Yield Bond Factor Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date

19	Invesco High Yield Bond Factor Fund

purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended August 31, 2022, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliates on the Statement of Operations.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s

20	Invesco High Yield Bond Factor Fund

maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2022, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

O.

Other Risks – The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

During the period, the Fund experienced a low interest rate environment created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

P.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $2 billion	0.370%

Over $2 billion	0.350%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.37%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

21	Invesco High Yield Bond Factor Fund

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.64%, 1.39%, 0.89%, 0.39%, 0.39% and 0.39%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2022, the Adviser waived advisory fees of $57,519, reimbursed fund level expenses of $47,113 and reimbursed class level expenses of $28,057, $5,254, $4,786, $2,491, $3 and $16 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2022, IDI advised the Fund that IDI retained $3,374 in front-end sales commissions from the sale of Class A shares and $0 and $752 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$27,375,764	$–	$27,375,764

Exchange-Traded Funds	940,366	–	–	940,366

U.S. Treasury Securities	–	96,445	–	96,445

Common Stocks & Other Equity Interests	–	81,410	0	81,410

Variable Rate Senior Loan Interests	–	11,738	–	11,738

Preferred Stocks	–	1,294	–	1,294

Money Market Funds	–	301,000	–	301,000

Total Investments in Securities	940,366	27,867,651	0	28,808,017

22	Invesco High Yield Bond Factor Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Assets*

Futures Contracts	$5,859	$–	$–	$5,859

Other Investments - Liabilities*

Futures Contracts	(21,093)	–	–	(21,093)

Total Other Investments	(15,234)	–	–	(15,234)

.Total Investments	$925,132	$27,867,651	$0	$28,792,783

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2022:

Value
Interest
Derivative Assets	Rate Risk

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$5,859

Derivatives not subject to master netting agreements	(5,859)

Total Derivative Assets subject to master netting agreements	$–

Value
Interest
Derivative Liabilities	Rate Risk

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$(21,093)

Derivatives not subject to master netting agreements	21,093

Total Derivative Liabilities subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended August 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit	Interest
	Risk	Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$-	$(246,244)	$(246,244)

Swap agreements	(14,422)	-	(14,422)

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	-	(49,293)	(49,293)

Swap agreements	9,427	-	9,427

Total	$(4,995)	$(295,537)	$(300,532)

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swap Agreements

Average notional value	$7,099,647	$1,300,000

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $403.

23	Invesco High Yield Bond Factor Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,294,896	$2,933,906	$4,228,802

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2022 was $16,791,906 and $18,247,073, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$298,521

Aggregate unrealized (depreciation) of investments	(3,598,577)

Net unrealized appreciation (depreciation) of investments	$(3,300,056)

Cost of investments for tax purposes is $32,092,839.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2022(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	173,824	$1,440,578	689,863	$6,375,087

Class C	32,130	269,228	126,528	1,169,030

Class R	83,039	688,105	163,457	1,501,493

Class Y	26,902	228,762	256,496	2,387,754

Class R6	2,231	18,765	10,371	96,882

Issued as reinvestment of dividends:
Class A	49,608	406,874	99,297	916,194

Class C	7,336	60,206	15,850	146,223

Class R	9,898	81,086	15,519	143,078

Class Y	3,796	31,111	7,059	65,148

Class R6	111	928	281	2,577

Automatic conversion of Class C shares to Class A shares:
Class A	26,499	215,957	46,045	424,513

Class C	(26,501)	(215,957)	(46,056)	(424,513)

24	Invesco High Yield Bond Factor Fund

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2022(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(307,193)	$(2,539,829)	(1,012,748)	$(9,345,606)

Class C	(75,161)	(612,932)	(162,685)	(1,497,731)

Class R	(56,656)	(472,300)	(89,820)	(826,956)

Class Y	(146,613)	(1,264,118)	(90,213)	(821,367)

Class R6	(9,243)	(75,668)	(4,089)	(37,891)

Net increase (decrease) in share activity	(205,993)	$(1,739,204)	25,155	$273,915

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25	Invesco High Yield Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]

Class A	$1,000.00	$916.60	$3.04	$1,022.03	$3.21	0.63%
Class C	1,000.00	914.00	6.66	1,018.25	7.02	1.38
Class R	1,000.00	915.40	4.25	1,020.77	4.48	0.88
Class Y	1,000.00	917.80	1.84	1,023.29	1.94	0.38
Class R5	1,000.00	917.70	1.84	1,023.29	1.94	0.38
Class R6	1,000.00	917.80	1.84	1,023.29	1.94	0.38

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26	Invesco High Yield Bond Factor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco High Yield Bond Factor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board further considered that the Fund had

27	Invesco High Yield Bond Factor Fund

changed its name, investment strategy and index against which future performance will be compared in 2020 in connection with its repositioning as a factor-based fund, and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective in 2020 in connection with its repositioning as a factor-based fund. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

28	Invesco High Yield Bond Factor Fund

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	O-GLHY-SAR-1

Semiannual Report to Shareholders	August 31, 2022

Invesco Income Fund

Nasdaq:

A: AGOVX ∎ C: AGVCX ∎ R: AGVRX ∎ Y: AGVYX ∎ Investor: AGIVX ∎ R5: AGOIX ∎ R6: AGVSX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

23	Fund Expenses

24	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/22 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.65%
Class C Shares	-5.02
Class R Shares	-4.77
Class Y Shares	-4.52
Investor Class Shares	-4.60
Class R5 Shares	-4.36
Class R6 Shares	-4.46

Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	-7.76

Source(s): ▼RIMES Technologies Corp.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Income Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges

Class A Shares
Inception (4/28/87)	4.17%
10 Years	-0.35
5 Years	-1.54
1 Year	-10.59

Class C Shares
Inception (8/4/97)	2.79%
10 Years	-0.49
5 Years	-1.40
1 Year	-8.29

Class R Shares
Inception (6/3/02)	2.12%
10 Years	-0.17
5 Years	-0.94
1 Year	-6.91

Class Y Shares
Inception (10/3/08)	1.83%
10 Years	0.34
5 Years	-0.42
1 Year	-6.43

Investor Class Shares
Inception (9/30/03)	2.16%
10 Years	0.13
5 Years	-0.61
1 Year	-6.59

Class R5 Shares
Inception (4/29/05)	2.55%
10 Years	0.45
5 Years	-0.30
1 Year	-6.23

Class R6 Shares
10 Years	0.27%
5 Years	-0.31
1 Year	-6.30

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class,

Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Income Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Income Fund

Schedule of Investments

August 31, 2022

(Unaudited)

	Principal Amount	Value

Asset-Backed Securities–71.03%
AMSR Trust,
Series 2020-SFR5, Class D, 2.18%, 11/17/2037(a)	$5,000,000	$4,614,252

Series 2022-SFR3, CLass D, 4.00%, 10/17/2039(a)	3,380,000	3,062,306

Angel Oak Mortgage Trust,
Series 2019-5, Class B1, 3.96%, 10/25/2049(a)(b)	2,361,000	2,190,961

Series 2020-3, Class M1, 3.81%, 04/25/2065(a)(b)	5,000,000	4,627,255

Series 2021-1, Class M1, 2.22%, 01/25/2066(a)(b)	3,164,000	2,449,634

Series 2021-7, Class M1, 3.26%, 10/25/2066(a)(b)	5,000,000	3,787,920

Series 2022-2, Class M1, 4.18%, 01/25/2067(a)(b)	5,893,000	5,006,202

Arroyo Mortgage Trust, Series 2020-1, Class A3, 3.33%, 03/25/2055(a)	4,463,000	4,299,354

Avis Budget Rental Car Funding (AESOP) LLC, Series 2022-3A, Class C, 6.48%, 02/20/2027(a)	4,000,000	3,970,446

Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, 0.90%, 09/15/2048(c)	15,272,868	286,858

Bank, Series 2018-BNK14, Class E, 3.00%, 09/15/2060(a)	5,750,000	3,759,354

BBCMS Mortgage Trust, Series 2018-C2, Class C, 5.13%, 12/15/2051(b)	2,500,000	2,322,848

BBCMS Trust, Series 2022-C17, Class A5, 4.44%, 09/15/2055	14,600,000	14,622,709

Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, 3.00%, 01/25/2035(b)	269,161	261,613

Benchmark Mortgage Trust,
Series 2018-B3, Class C, 4.69%, 04/10/2051(b)	4,375,000	4,024,004

Series 2019-B14, Class C, 3.90%, 12/15/2062(b)	4,650,000	3,960,225

Series 2019-B15, Class C, 3.84%, 12/15/2072(b)	1,000,000	835,292

Series 2019-B9, Class C, 4.97%, 03/15/2052(b)	4,000,000	3,697,023

Series 2020-B17, Class C, 3.37%, 03/15/2053(b)	3,000,000	2,461,516

Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016- 1A, Class B, 5.68%, 12/16/2041(a)(d)	4,564,779	3,697,550

BX Commercial Mortgage Trust, Series 2021-VOLT, Class D, 4.04% (1 mo. USD LIBOR + 1.65%), 09/15/2023(a)(e)	5,000,000	4,789,697

Cantor Commercial Real Estate Lending, Series 2019-CF1, Class 65D, 4.66%, 05/15/2052(a)(b)	4,517,000	3,991,582

	Principal Amount	Value

CBAM LLC, Series 2021-15A, Class C, 4.76% (3 mo. USD LIBOR + 2.25%), 01/15/2036(a)(e)	$5,000,000	$4,762,715

Chase Mortgage Finance Corp.,
Series 2016-SH1, Class M3, 3.75%, 04/25/2045(a)(b)	1,166,617	1,047,257

Series 2016-SH2, Class M3, 3.75%, 12/25/2045(a)(b)	1,613,365	1,478,319

Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class D, 4.33%, 04/10/2023(a)(b)	4,885,000	4,761,457

Series 2015-GC29, Class D, 3.11%, 04/10/2048(a)	5,000,000	4,356,188

COLT Mortgage Loan Trust, Series 2020-3, Class A3, 2.38%, 04/27/2065(a)(b)	592,460	570,108

Commercial Mortgage Trust, Series 2014-CR19, Class C, 4.85%, 08/10/2024(b)	4,578,800	4,423,087

Credit Suisse Mortgage Capital Ctfs., Series 2020-SPT1, Class A3, 2.73%, 04/25/2065(a)(d)	5,000,000	4,799,596

Credit Suisse Mortgage Capital Trust, Series 2022-ATH2, Class M1, 4.98%, 05/25/2067(a)(b)	4,000,000	3,689,985

Series 2022-ATH3, Class A3, 6.39%, 08/25/2067(a)(b)	5,000,000	5,012,091

CSAIL Commercial Mortgage Trust, Series 2016-C6, Class E, 4.08%, 01/15/2049(a)(b)	3,000,000	1,959,565

Dryden 76 CLO Ltd., Series 2019-76A, Class CR, 4.71% (3 mo. USD LIBOR + 2.00%), 10/20/2034(a)(e)	3,000,000	2,828,154

Ellington Financial Mortgage Trust, Series 2022-3, Class A1, 5.00%, 08/25/2067(a)(d)	3,963,257	3,923,917

Flagstar Mortgage Trust,
Series 2018-5, Class B1, 4.47%, 09/25/2048(a)(b)	1,562,399	1,457,506

Series 2018-5, Class B2, 4.47%, 09/25/2048(a)(b)	1,872,122	1,743,516

Series 2018-6RR, Class B2, 4.92%, 10/25/2048(a)(b)	2,757,630	2,604,209

Series 2018-6RR, Class B3, 4.92%, 10/25/2048(a)(b)	2,757,630	2,585,131

FRTKL, Series 2021-SFR1, Class E2, 2.52%, 09/17/2038(a)	3,250,000	2,799,204

Galton Funding Mortgage Trust, Series 2019-H1, Class B1, 3.89%, 10/25/2059(a)(b)	5,480,000	5,255,635

GCAT Trust,
Series 2019-NQM3, Class B1, 3.95%, 11/25/2059(a)(b)	4,000,000	3,513,806

Series 2020-NQM2, Class M1, 3.59%, 04/25/2065(a)(b)	3,500,000	3,215,094

GS Mortgage Securities Corp. Trust,
Series 2017-SLP, Class E, 4.74%, 10/10/2032(a)(b)	5,050,000	4,964,150

Series 2018-TWR, Class G, 6.57% (1 mo. USD LIBOR + 4.17%), 07/15/2023(a)(e)	3,000,000	2,734,119

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Income Fund

	Principal Amount	Value

GS Mortgage Securities Trust, Series 2017-GS6, Class C, 4.32%, 05/10/2050(b)	$2,774,000	$2,509,091

Homeward Opportunities Fund Trust,
Series 2022-1, Class M1, 5.08%, 07/25/2067(a)(d)	3,996,166	3,879,286

Series 2022-1, Class M1, 5.08%, 07/25/2067(a)(b)	2,878,000	2,537,449

Imperial Fund Mortgage Trust, Series 2022-NQM1, Class M1, 4.08%, 02/25/2067(a)(b)	7,053,000	5,992,635

JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2018-PHH, Class E, 5.10% (1 mo. USD LIBOR + 2.71%), 06/15/2023(a)(e)	2,000,000	679,600

Series 2018-PHH, Class F, 5.70% (1 mo. USD LIBOR + 3.31%), 06/15/2023(a)(e)	2,000,000	378,000

JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class C, 4.23%, 07/15/2045(b)	4,760,000	4,661,375

Life Mortgage Trust, Series 2021-BMR, Class D, 3.79% (1 mo. USD LIBOR + 1.40%), 03/15/2038(a)(e)	5,701,227	5,470,981

MACH 1 Cayman Ltd., Series 2019-1, Class B, 4.34%, 10/15/2039(a)	1,953,845	1,617,336

Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C20, Class D, 3.07%, 02/15/2048(a)	3,200,000	2,811,479

Series 2015-C24, Class D, 3.26%, 07/15/2025(a)	5,000,000	4,298,490

Morgan Stanley Capital I Trust, Series 2018-H4, Class C, 5.24%, 12/15/2051(b)	5,000,000	4,654,288

New Residential Mortgage Loan Trust, Series 2021-NQ1R, Class M1, 2.27%, 07/25/2055(a)(b)	2,250,000	1,886,172

OBX Trust,
Series 2022-NQM7, Class A1, 5.11%, 08/25/2062(a)(d)	6,300,000	6,297,086

Series 2022-NQM7, Class A3, 5.70%, 08/25/2062(a)(d)	1,300,000	1,285,233

Octagon Investment Partners 48 Ltd., Series 2020-3A, Class CR, 4.76% (3 mo. USD LIBOR + 2.05%), 10/20/2034(a)(e)	3,000,000	2,825,535

OHA Loan Funding Ltd., Series 2015-1A, Class CR3, 4.79% (3 mo. USD LIBOR + 2.05%), 01/19/2037(a)(e)	5,000,000	4,692,505

PRKCM Trust, Series 2021-AFC1, Class M1, 3.11%, 08/25/2056(a)(b)	6,966,000	5,108,284

Progress Residential Trust, Series 2022-SFR5, Class D, 5.73%, 06/17/2039(a)	3,000,000	2,971,428

Residential Mortgage Loan Trust, Series 2019-3, Class B1, 3.81%, 09/25/2059(a)(b)	3,276,000	3,019,291

Sapphire Aviation Finance II Ltd., Series 2020-1A, Class B, 4.34%, 03/15/2040(a)	3,039,185	2,048,052

Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M, 4.75%, 06/25/2057(a)(b)	3,000,000	2,909,256

	Principal Amount	Value

SG Residential Mortgage Trust,
Series 2021-2, Class M1, 3.05%, 12/25/2061(a)(b)	$5,634,000	$4,231,705

Series 2022-1, Class M1, 3.99%, 03/27/2062(a)(b)	4,000,000	3,455,396

Sonic Capital LLC, Series 2021-1A, Class A2II, 2.64%, 08/20/2051(a)	1,357,442	1,030,157

Starwood Mortgage Residential Trust,
Series 2020-3, Class A3, 2.59%, 04/25/2065(a)(b)	3,000,000	2,899,326

Series 2022-1, Class M1, 3.69%, 12/25/2066(a)(b)	6,000,000	4,832,575

Textainer Marine Containers Ltd., Series 2021-3A, Class B, 2.43%, 08/20/2046(a)	4,600,000	3,876,009

Textainer Marine Containers VII Ltd. (China),
Series 2020-1A, Class B, 4.94%, 08/21/2045(a)	2,965,532	2,839,504

Series 2021-2A, Class B, 2.82%, 04/20/2046(a)	4,466,667	3,903,169

TIF Funding II LLC, Series 2021-1A, Class B, 2.54%, 02/20/2046(a)	1,622,990	1,391,283

TRK Trust, Series 2022-INV1, Class M1, 4.07%, 02/25/2057(a)(b)	8,000,000	7,077,920

Verus Securitization Trust,
Series 2020-INV1, Class A3, 3.89%, 03/25/2060(a)(b)	2,800,000	2,727,022

Series 2021-R2, Class M1, 2.24%, 02/25/2064(a)	4,281,000	4,033,321

Series 2022-INV1, Class A3, 5.83%, 08/25/2067(a)(b)	5,000,000	4,948,126

Vista Point Securitization Trust,
Series 2020-1, Class M1, 4.15%, 03/25/2065(a)(b)	2,100,000	2,047,982

Series 2020-2, Class M1, 3.40%, 04/25/2065(a)(b)	1,650,000	1,553,900

Voya CLO Ltd., Series 2014-1A, Class CR2, 5.28% (3 mo. Term SOFR + 3.06%), 04/18/2031(a)(e)	1,300,000	1,128,756

Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class D, 3.96%, 12/15/2024(a)(b)	6,000,000	5,312,953

Series 2017-C39, Class C, 4.12%, 09/15/2050	2,309,000	2,059,086

Series 2017-RC1, Class D, 3.25%, 01/15/2060(a)	4,000,000	3,139,451

Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(a)	2,376,000	2,026,555

Total Asset-Backed Securities (Cost $326,994,987)		294,250,458

Agency Credit Risk Transfer Notes–10.80%
Fannie Mae Connecticut Avenue Securities, Series 2022-R04, Class 1M2, 5.28% (30 Day Average SOFR + 3.10%), 03/25/2042(a)(e)	1,285,000	1,284,088

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Income Fund

	Principal Amount	Value

Freddie Mac,
Series 2021-DNA2, Class M2, STACR®, 4.48% (30 Day Average SOFR + 2.30%), 08/25/2033(a)(e)	$6,630,000	$6,536,180

Series 2021-DNA5, Class M2, STACR®, 3.83% (30 Day Average SOFR + 1.65%), 01/25/2034(a)(e)	816,338	814,354

Series 2021-HQA3, Class M2, STACR®, 4.28% (30 Day Average SOFR + 2.10%), 09/25/2041(a)(e)	4,250,000	3,891,006

Series 2022-DNA3, Class M1B, STACR®, 5.08% (30 Day Average SOFR + 2.90%), 04/25/2042(a)(e)	5,000,000	4,977,486

Series 2022-HQA2, Class M1B, STACR®, 6.18% (30 Day Average SOFR + 4.00%), 07/25/2042(a)(e)	3,000,000	3,043,458

Series 2022-HQA3, Class M1,
STACR®, 5.36% (30 Day Average SOFR + 3.55%), 08/25/2042(a)(e)	5,370,000	5,327,449

4.11% (30 Day Average SOFR + 2.30%), 08/25/2042(a)(e)	4,973,000	5,004,169

Series 2022-HQA3, Class M2, STACR®, 7.16% (30 Day Average SOFR + 5.35%), 08/25/2042(a)(e)	4,000,000	4,024,767

Series 2018-HRP2, Class M3, STACR®, 4.84% (1 mo. USD LIBOR + 2.40%), 02/25/2047(a)(e)	4,896,415	4,900,303

Series 2020-DNA5, Class M2, STACR®, 4.98% (30 Day Average SOFR + 2.80%), 10/25/2050(a)(e)	2,259,685	2,260,605

Freddie Mac Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 5.69% (1 mo. USD LIBOR + 3.25%), 10/25/2049(a)(e)	1,317,940	1,262,837

Series 2019-01, Class B10, 7.94% (1 mo. USD LIBOR + 5.50%), 10/25/2049(a)(e)	1,500,000	1,435,468

Total Agency Credit Risk Transfer Notes (Cost $45,302,895)		44,762,170

	Shares
Preferred Stocks-6.37%
Mortgage REITs-6.37%
AG Mortgage Investment Trust, Inc., 8.00%, Series C, Pfd.(f)	150,000	2,890,500

AGNC Investment Corp., 7.00%, Series C, Pfd.(f)	16,015	390,607

Annaly Capital Management, Inc., 6.50%, Series G, Pfd.(f)	150,000	3,366,000

Chimera Investment Corp., 8.00%, Series B, Pfd.(f)	150,000	3,325,500

Chimera Investment Corp., 7.75%, Series C, Pfd.(f)	49,884	1,020,627

Chimera Investment Corp., 8.00%, Series D, Pfd.(f)	62,288	1,337,946

Dynex Capital, Inc., 6.90%, Series C, Pfd.(f)	160,000	3,636,799

MFA Financial, Inc., 6.50%, Series C, Pfd.(f)	150,000	2,923,500

PennyMac Mortgage Investment Trust, 8.00%, Series B, Pfd.(f)	79,989	1,932,534

Rithm Capital Corp., 7.13%, Series B, Pfd.(f)	100,000	2,156,000

	Shares	Value

Mortgage REITs-(continued)
Two Harbors Investment Corp., 7.25%, Series C, Pfd.(f)	150,000	$3,172,500

Two Harbors Investment Corp., 8.13%, Series A, Pfd.(f)	9,496	217,458

Total Preferred Stocks (Cost $27,925,464)		26,369,971

	Principal Amount
U.S. Treasury Securities-0.72%
U.S. Treasury Bills-0.72%
0.80% - 0.94%, 09/15/2022(g)(h)	$466,000	465,808

1.46% - 2.54%, 11/17/2022(g)(h)	2,515,000	2,500,610

Total U.S. Treasury Securities (Cost $2,971,467)		2,966,418

U.S. Government Sponsored Agency Mortgage-Backed Securities-0.50%
Collateralized Mortgage Obligations-0.34%
Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN1, Class M2, 5.93% (30 Day Average SOFR + 3.75%), 01/25/2051(a)(e)	1,500,000	1,394,876

Federal Home Loan Mortgage Corp. (FHLMC)-0.00%
9.00%, 04/01/2025	9,044	9,295

9.50%, 04/01/2025	2,317	2,321

6.50%, 06/01/2029 to 08/01/2032	2,276	2,393

7.00%, 03/01/2032 to 05/01/2032	795	813

		14,822

Federal National Mortgage Association (FNMA)-0.01%
6.00%, 04/01/2024	46	47

6.75%, 07/01/2024	18,390	19,151

6.95%, 07/01/2025 to 10/01/2025	10,391	10,394

6.50%, 01/01/2026 to 10/01/2036	3,265	3,422

7.00%, 06/01/2029	272	280

8.00%, 10/01/2029	17	17

		33,311

Government National Mortgage Association (GNMA)-0.15%
8.00%, 03/15/2023 to 02/15/2036	276,256	294,629

7.00%, 05/15/2023 to 12/15/2036	259,526	263,357

6.50%, 07/15/2024 to 09/15/2032	17,264	17,376

6.95%, 07/20/2025 to 11/20/2026	33,800	33,875

8.50%, 01/15/2037	13,979	14,162

		623,399

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $2,178,904)		2,066,408

	Shares
Money Market Funds-13.93%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(i)(j)	34,634,797	34,634,797

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Income Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 2.14%(i)(j)	23,089,865	$23,089,865

Total Money Market Funds (Cost $57,724,662)		57,724,662

TOTAL INVESTMENTS IN SECURITIES–103.35% (Cost $463,098,379)		428,140,087

OTHER ASSETS LESS LIABILITIES–(3.35)%		(13,878,808)

NET ASSETS–100.00%		$414,261,279

Investment Abbreviations:

Ctfs.	– Certificates
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $289,628,489, which represented 69.91% of the Fund’s Net Assets.

(b)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2022.

(c)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2022.

(d)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2022.
(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2022.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$17,855,736	$113,395,998	$(96,616,937)	$-	$-	$34,634,797	$88,528
Invesco Treasury Portfolio, Institutional Class	11,903,824	75,597,332	(64,411,291)	-	-	23,089,865	55,462
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	1,203,749	(1,203,749)	-	-	-	207*
Invesco Private Prime Fund	-	3,040,750	(3,040,772)	-	22	-	603*
Total	$29,759,560	$193,237,829	$(165,272,749)	$-	$22	$57,724,662	$144,800

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(j)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

Open Futures Contracts(a)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Interest Rate Risk
U.S. Treasury 2 Year Notes	629	December-2022	$(131,038,391)	$231,234	$231,234
U.S. Treasury 5 Year Notes	492	December-2022	(54,523,594)	265,219	265,219
U.S. Treasury 10 Year Notes	279	December-2022	(32,616,844)	262,960	262,960
U.S. Treasury 10 Year Ultra Notes	333	December-2022	(41,687,438)	387,634	387,634
Total Futures Contracts				$1,147,047	$1,147,047

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Income Fund

(a)	Futures contracts collateralized by $1,045,619 cash held with Merrill Lynch International, the futures commission merchant.

Portfolio Composition

By security type, based on Total Investments

as of August 31, 2022

Asset-Backed Securities	68.7%

Money Market Funds	13.5

Agency Credit Risk Transfer Notes	10.4

Preferred Stocks	6.2

Security Type, each less than 1% of Total Investments	1.2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Income Fund

Statement of Assets and Liabilities

August 31, 2022

(Unaudited)

Assets:

Investments in unaffiliated securities, at value (Cost $405,373,717)	$370,415,425

Investments in affiliated money market funds, at value (Cost $57,724,662)	57,724,662

Other investments:
Variation margin receivable – futures contracts	101,428

Foreign currencies, at value (Cost $963)	816

Receivable for:
Fund shares sold	27,899

Dividends	391,363

Interest	1,076,532

Investment for trustee deferred compensation and retirement plans	161,099

Other assets	67,594

Total assets	429,966,818

Liabilities:
Payable for:
Investments purchased	15,038,319

Dividends	99,970

Fund shares reacquired	126,957

Accrued fees to affiliates	189,390

Accrued trustees’ and officers’ fees and benefits	1,496

Accrued other operating expenses	74,495

Trustee deferred compensation and retirement plans	173,612

Collateral with broker	1,300

Total liabilities	15,705,539

Net assets applicable to shares outstanding	$414,261,279

Net assets consist of:
Shares of beneficial interest	$504,155,298

Distributable earnings (loss)	(89,894,019)

$414,261,279

Net Assets:
Class A	$274,913,773

Class C	$5,430,052

Class R	$3,868,524

Class Y	$6,748,029

Investor Class	$15,982,069

Class R5	$387,867

Class R6	$106,930,965

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	37,973,273

Class C	749,583

Class R	533,974

Class Y	930,867

Investor Class	2,204,122

Class R5	53,533

Class R6	14,788,141

Class A:
Net asset value per share	$7.24

Maximum offering price per share (Net asset value of $7.24 ÷ 95.75%)	$7.56

Class C:
Net asset value and offering price per share	$7.24

Class R:
Net asset value and offering price per share	$7.24

Class Y:
Net asset value and offering price per share	$7.25

Investor Class:
Net asset value and offering price per share	$7.25

Class R5:
Net asset value and offering price per share	$7.25

Class R6:
Net asset value and offering price per share	$7.23

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Income Fund

Statement of Operations

For the six months ended August 31, 2022

(Unaudited)

Investment income:

Interest	$8,165,301

Dividends	1,066,115

Dividends from affiliated money market funds (includes securities lending income of $ 3,980)	147,970

Total investment income	9,379,386

Expenses:

Advisory fees	987,598

Administrative services fees	34,822

Custodian fees	9,499

Distribution fees:
Class A	359,759

Class C	30,795

Class R	9,881

Investor Class	13,339

Transfer agent fees – A, C, R, Y and Investor	313,171

Transfer agent fees – R5	194

Transfer agent fees – R6	16,227

Trustees’ and officers’ fees and benefits	9,326

Registration and filing fees	44,370

Reports to shareholders	14,029

Professional services fees	28,992

Other	11,391

Total expenses	1,883,393

Less: Fees waived and/or expense offset arrangement(s)	(11,913)

Net expenses	1,871,480

Net investment income	7,507,906

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(14,378,909)

Affiliated investment securities	22

Futures contracts	7,123,784

Swap agreements	(619,463)

(7,874,566)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(23,216,823)

Foreign currencies	(95)

Futures contracts	1,745,530

Swap agreements	184,535

(21,286,853)

Net realized and unrealized gain (loss)	(29,161,419)

Net increase (decrease) in net assets resulting from operations	$(21,653,513)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Income Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2022 and the year ended February 28, 2022

(Unaudited)

	August 31, 2022	February 28, 2022

Operations:
Net investment income	$7,507,906	$15,231,621

Net realized gain (loss)	(7,874,566)	2,576,637

Change in net unrealized appreciation (depreciation)	(21,286,853)	(16,093,815)

Net increase (decrease) in net assets resulting from operations	(21,653,513)	1,714,443

Distributions to shareholders from distributable earnings:
Class A	(4,342,690)	(9,324,418)

Class C	(69,440)	(139,919)

Class R	(54,636)	(110,349)

Class Y	(115,378)	(1,057,242)

Investor Class	(258,860)	(557,785)

Class R5	(6,534)	(13,740)

Class R6	(2,073,320)	(5,839,584)

Total distributions from distributable earnings	(6,920,858)	(17,043,037)

Share transactions–net:
Class A	(9,761,442)	(24,264,150)

Class C	(752,628)	1,304,560

Class R	76,299	335,353

Class Y	(461,024)	(41,290,606)

Investor Class	(544,369)	(1,442,967)

Class R5	7,818	28,957

Class R6	(47,054,591)	(60,422,394)

Net increase (decrease) in net assets resulting from share transactions	(58,489,937)	(125,751,247)

Net increase (decrease) in net assets	(87,064,308)	(141,079,841)

Net assets:
Beginning of period	501,325,587	642,405,428

End of period	$414,261,279	$501,325,587

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Income Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/22	$7.71	$0.12		$(0.48)	$(0.36)	$(0.11)	$-	$(0.11)	$7.24	(4.65)%		$274,914	0.95	%(d)	0.95	%(d)	3.28	%(d)	56%
Year ended 02/28/22	7.94	0.20		(0.20)	0.00	(0.23)	-	(0.23)	7.71	(0.06)		303,030	0.91		0.91		2.56		220
Year ended 02/28/21	8.68	0.23		(0.66)	(0.43)	(0.30)	(0.01)	(0.31)	7.94	(4.62)		336,319	0.97		0.97		3.16		276
Year ended 02/29/20	8.51	0.35		0.22	0.57	(0.40)	-	(0.40)	8.68	6.75		405,061	1.00		1.00		4.08		97
Year ended 02/28/19	8.65	0.27	(e)	(0.13)	0.14	(0.28)	-	(0.28)	8.51	1.66		424,003	1.01		1.08		3.12	(e)	119	(e)
Year ended 02/28/18	8.84	0.12		(0.15)	(0.03)	(0.16)	-	(0.16)	8.65	(0.34)		482,902	0.98		0.98		1.34		25
Class C
Six months ended 08/31/22	7.71	0.09		(0.48)	(0.39)	(0.08)	-	(0.08)	7.24	(5.02)		5,430	1.70	(d)	1.70	(d)	2.53	(d)	56
Year ended 02/28/22	7.94	0.14		(0.20)	(0.06)	(0.17)	-	(0.17)	7.71	(0.81)		6,586	1.66		1.66		1.81		220
Year ended 02/28/21	8.68	0.18		(0.67)	(0.49)	(0.25)	(0.00)	(0.25)	7.94	(5.35)		5,489	1.72		1.72		2.41		276
Year ended 02/29/20	8.50	0.29		0.22	0.51	(0.33)	-	(0.33)	8.68	6.09		9,556	1.75		1.75		3.33		97
Year ended 02/28/19	8.65	0.20	(e)	(0.13)	0.07	(0.22)	-	(0.22)	8.50	0.78		9,862	1.76		1.83		2.37	(e)	119	(e)
Year ended 02/28/18	8.83	0.05		(0.13)	(0.08)	(0.10)	-	(0.10)	8.65	(0.97)		30,223	1.73		1.73		0.59		25
Class R
Six months ended 08/31/22	7.72	0.11		(0.49)	(0.38)	(0.10)	-	(0.10)	7.24	(4.90)		3,869	1.20	(d)	1.20	(d)	3.03	(d)	56
Year ended 02/28/22	7.95	0.18		(0.20)	(0.02)	(0.21)	-	(0.21)	7.72	(0.27)		4,043	1.16		1.16		2.31		220
Year ended 02/28/21	8.69	0.22		(0.67)	(0.45)	(0.28)	(0.01)	(0.29)	7.95	(4.85)		3,832	1.22		1.22		2.91		276
Year ended 02/29/20	8.52	0.33		0.21	0.54	(0.37)	-	(0.37)	8.69	6.48		4,443	1.25		1.25		3.83		97
Year ended 02/28/19	8.66	0.25	(e)	(0.13)	0.12	(0.26)	-	(0.26)	8.52	1.41		5,557	1.26		1.33		2.87	(e)	119	(e)
Year ended 02/28/18	8.85	0.10		(0.15)	(0.05)	(0.14)	-	(0.14)	8.66	(0.58)		5,427	1.23		1.23		1.09		25
Class Y
Six months ended 08/31/22	7.72	0.13		(0.48)	(0.35)	(0.12)	-	(0.12)	7.25	(4.52)		6,748	0.70	(d)	0.70	(d)	3.53	(d)	56
Year ended 02/28/22	7.95	0.23		(0.21)	0.02	(0.25)	-	(0.25)	7.72	0.19		7,659	0.66		0.66		2.81		220
Year ended 02/28/21	8.69	0.26		(0.67)	(0.41)	(0.32)	(0.01)	(0.33)	7.95	(4.37)		49,578	0.72		0.72		3.41		276
Year ended 02/29/20	8.52	0.38		0.21	0.59	(0.42)	-	(0.42)	8.69	7.02		10,540	0.75		0.75		4.33		97
Year ended 02/28/19	8.67	0.29	(e)	(0.14)	0.15	(0.30)	-	(0.30)	8.52	1.80		9,674	0.76		0.83		3.37	(e)	119	(e)
Year ended 02/28/18	8.86	0.14		(0.15)	(0.01)	(0.18)	-	(0.18)	8.67	(0.08)		10,671	0.73		0.73		1.59		25
Investor Class
Six months ended 08/31/22	7.72	0.13		(0.48)	(0.35)	(0.12)	-	(0.12)	7.25	(4.60	)(f)	15,982	0.86	(d)(f)	0.86	(d)(f)	3.37	(d)(f)	56
Year ended 02/28/22	7.95	0.21		(0.21)	0.00	(0.23)	-	(0.23)	7.72	0.01	(f)	17,588	0.83	(f)	0.83	(f)	2.64	(f)	220
Year ended 02/28/21	8.69	0.24		(0.67)	(0.43)	(0.30)	(0.01)	(0.31)	7.95	(4.55	)(f)	19,552	0.89	(f)	0.89	(f)	3.24	(f)	276
Year ended 02/29/20	8.52	0.36		0.21	0.57	(0.40)	-	(0.40)	8.69	6.81	(f)	24,787	0.93	(f)	0.93	(f)	4.15	(f)	97
Year ended 02/28/19	8.66	0.27	(e)	(0.13)	0.14	(0.28)	-	(0.28)	8.52	1.71	(f)	25,692	0.95	(f)	1.02	(f)	3.18	(e)(f)	119	(e)
Year ended 02/28/18	8.85	0.12		(0.14)	(0.02)	(0.17)	-	(0.17)	8.66	(0.29	)(f)	30,085	0.96	(f)	0.96	(f)	1.36	(f)	25
Class R5
Six months ended 08/31/22	7.72	0.13		(0.48)	(0.35)	(0.12)	-	(0.12)	7.25	(4.48)		388	0.61	(d)	0.61	(d)	3.62	(d)	56
Year ended 02/28/22	7.94	0.23		(0.19)	0.04	(0.26)	-	(0.26)	7.72	0.41		405	0.54		0.54		2.93		220
Year ended 02/28/21	8.68	0.26		(0.67)	(0.41)	(0.32)	(0.01)	(0.33)	7.94	(4.26)		388	0.57		0.57		3.56		276
Year ended 02/29/20	8.51	0.38		0.22	0.60	(0.43)	-	(0.43)	8.68	7.11		508	0.64		0.64		4.44		97
Year ended 02/28/19	8.66	0.30	(e)	(0.14)	0.16	(0.31)	-	(0.31)	8.51	1.87		946	0.70		0.73		3.43	(e)	119	(e)
Year ended 02/28/18	8.85	0.15		(0.14)	0.01	(0.20)	-	(0.20)	8.66	0.04		615	0.58		0.58		1.74		25
Class R6
Six months ended 08/31/22	7.70	0.14		(0.48)	(0.34)	(0.13)	-	(0.13)	7.23	(4.46)		106,931	0.54	(d)	0.54	(d)	3.69	(d)	56
Year ended 02/28/22	7.93	0.24		(0.21)	0.03	(0.26)	-	(0.26)	7.70	0.36		162,015	0.49		0.49		2.98		220
Year ended 02/28/21	8.67	0.27		(0.67)	(0.40)	(0.33)	(0.01)	(0.34)	7.93	(4.23)		227,247	0.52		0.52		3.61		276
Year ended 02/29/20	8.51	0.39		0.20	0.59	(0.43)	-	(0.43)	8.67	7.00		36	0.63		0.63		4.45		97
Year ended 02/28/19	8.66	0.30	(e)	(0.14)	0.16	(0.31)	-	(0.31)	8.51	1.88		42	0.69		0.70		3.44	(e)	119	(e)
Period ended 02/28/18(g)	8.84	0.14		(0.14)	(0.00)	(0.18)	-	(0.18)	8.66	(0.03)		6,663	0.57	(d)	0.57	(d)	1.75	(d)	25

(a)	Calculated using average shares outstanding.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)	Annualized.

(e)

Effective July 26, 2018, the Fund modified certain investment policies utilized in achieving its investment objective throughout the period. The Fund’s net investment income and portfolio turnover have increased significantly due to the realignment of the Fund’s portfolio of investments as a result of these changes.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.16%,0.17%,0.17%, 0.19%, 0.19% and 0.23% for the six months ended August 31, 2022 and years ended February 28, 2022, February 28, 2021, February 29, 2020, February 28, 2019 and February 28, 2018, respectively.

(g)	Commencement date of April 4, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Income Fund

Notes to Financial Statements

August 31, 2022

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Income Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income, and secondarily, capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

14	Invesco Income Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Commercial Mortgage-Backed Securities – The Fund may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (“CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statement of Operations as Net realized gain (loss) from unaffiliated investment securities and Change in net unrealized appreciation (depreciation)of unaffiliated investment securities, respectively.

15	Invesco Income Fund

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended August 31, 2022, fees paid to the Adviser were less than $500 Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over

16	Invesco Income Fund

specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2022, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

P.

LIBOR Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity.

17	Invesco Income Fund

Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

Q.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

R.

Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

During the period, the Fund experienced a low interest rate environment created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

S.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

18	Invesco Income Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $200 million	0.500%

Next $300 million	0.400%

Next $500 million	0.350%

Next $19.5 billion	0.300%

Over $20.5 billion	0.240%

For the six months ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.45%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2022, the Adviser waived advisory fees of $10,223.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2022, IDI advised the Fund that IDI retained $7,258 in front-end sales commissions from the sale of Class A shares and $679 and $671 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

19	Invesco Income Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Asset-Backed Securities	$–	$294,250,458	$–	$294,250,458

Agency Credit Risk Transfer Notes	–	44,762,170	–	44,762,170

Preferred Stocks	26,369,971	–	–	26,369,971

U.S. Treasury Securities	–	2,966,418	–	2,966,418

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	2,066,408	–	2,066,408

Money Market Funds	57,724,662	–	–	57,724,662

Total Investments in Securities	84,094,633	344,045,454	–	428,140,087

Other Investments - Assets*

Futures Contracts	1,147,047	–	–	1,147,047

Total Investments	$85,241,680	$344,045,454	$–	$429,287,134

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2022:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts -Exchange-Traded(a)	$1,147,047

Derivatives not subject to master netting agreements	(1,147,047)

Total Derivative Assets subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended August 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Credit	Interest
	Risk	Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$–	$7,123,784	$7,123,784

Swap agreements	(619,463)	–	(619,463)

Change in Net Unrealized Appreciation:
Futures contracts	–	1,745,530	1,745,530

Swap agreements	184,535	–	184,535

Total	$(434,928)	$8,869,314	$8,434,386

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swap Agreements

Average notional value	$154,182,255	$42,500,000

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,690.

20	Invesco Income Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2022, as follows:

	Capital Loss Carryforward*

Expiration		Short-Term	Long-Term	Total

Not subject to expiration		$19,230,342	$30,568,053	$49,798,395

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2022 was $78,943,345 and $143,298,549, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$2,105,145

Aggregate unrealized (depreciation) of investments	(35,086,374)

Net unrealized appreciation (depreciation) of investments	$(32,981,229)

Cost of investments for tax purposes is $462,268,363.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2022(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	983,655	$7,297,458	2,000,705	$15,883,291

Class C	90,263	674,182	460,079	3,662,748

Class R	28,834	214,350	131,792	1,047,079

Class Y	111,187	828,335	896,090	7,142,843

Investor Class	35,335	258,465	159,687	1,271,948

Class R5	1,656	12,079	11,542	91,956

Class R6	256,102	1,896,017	1,360,830	10,809,981

21	Invesco Income Fund

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2022(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	516,219	$3,789,037	1,026,350	$8,139,244

Class C	8,196	60,201	15,638	124,019

Class R	7,424	54,491	13,892	110,198

Class Y	11,403	83,822	93,717	745,863

Investor Class	33,153	243,673	65,950	523,837

Class R5	845	6,207	1,676	13,301

Class R6	282,128	2,073,183	737,062	5,839,296

Automatic conversion of Class C shares to Class A shares:
Class A	50,672	372,635	91,478	725,785

Class C	(50,641)	(372,635)	(91,436)	(725,785)

Reacquired:
Class A	(2,881,890)	(21,220,572)	(6,175,388)	(49,012,470)

Class C	(151,927)	(1,114,376)	(221,508)	(1,756,422)

Class R	(26,271)	(192,542)	(103,913)	(821,924)

Class Y	(183,816)	(1,373,181)	(6,232,419)	(49,179,312)

Investor Class	(141,959)	(1,046,507)	(406,988)	(3,238,752)

Class R5	(1,405)	(10,468)	(9,620)	(76,300)

Class R6	(6,786,853)	(51,023,791)	(9,709,952)	(77,071,671)

Net increase (decrease) in share activity	(7,807,690)	$(58,489,937)	(15,884,736)	$(125,751,247)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 10% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 20% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

22	Invesco Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]
Class A	$1,000.00	$953.50	$4.68	$1,020.42	$4.84	0.95%
Class C	1,000.00	949.80	8.35	1,016.64	8.64	1.70
Class R	1,000.00	952.30	5.91	1,019.16	6.11	1.20
Class Y	1,000.00	954.80	3.45	1,021.68	3.57	0.70
Investor Class	1,000.00	954.00	4.24	1,020.87	4.38	0.86
Class R5	1,000.00	956.40	3.01	1,022.13	3.11	0.61
Class R6	1,000.00	955.40	2.66	1,022.48	2.75	0.54

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23	Invesco Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over the multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Aggregate Bond Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile for the one year period and the fifth quintile for the three and five year periods. The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board noted that the Fund had changed its name, investment strategy and index as of July 26, 2018 and that the performance results prior to the 2018 calendar year were with respect to the Fund’s prior investment strategy. As a result, the Board did not consider performance results prior to 2018 to be particularly relevant. The Board discussed contributors to and detractors from Fund performance for periods after 2018 which reflect the Fund’s utilization of its current strategy. The Board noted that security selection within commercial mortgage-backed securities and asset-backed securities in 2020 detracted from Fund performance due to market trends related to the COVID-19 pandemic while performance improved in the 2021

24	Invesco Income Fund

calendar year. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25	Invesco Income Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	INC-SAR-1

Semiannual Report to Shareholders	August 31, 2022

Invesco Intermediate Bond Factor Fund

Nasdaq:

A: OFIAX ∎ C: OFICX ∎ R: OFINX ∎ Y: OFIYX ∎ R5: IOTEX ∎ R6: OFIIX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
16	Financial Statements
19	Financial Highlights
20	Notes to Financial Statements
28	Fund Expenses
29	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/22 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.25%
Class C Shares	-8.60
Class R Shares	-8.27
Class Y Shares	-8.14
Class R5 Shares	-8.13
Class R6 Shares	-8.14
Bloomberg U.S. Aggregate Bond Index▼	-7.76

Source(s): ▼RIMES Technologies Corp.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Intermediate Bond Factor Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges
Class A Shares
Inception (8/2/10)	2.81%
10 Years	1.56
5 Years	-0.63
1 Year	-16.13

Class C Shares
Inception (8/2/10)	2.63%
10 Years	1.39
5 Years	-0.55
1 Year	-13.93

Class R Shares
Inception (8/2/10)	2.88%
10 Years	1.74
5 Years	-0.05
1 Year	-12.54

Class Y Shares
Inception (8/2/10)	3.41%
10 Years	2.27
5 Years	0.52
1 Year	-12.19

Class R5 Shares
10 Years	2.08%
5 Years	0.38
1 Year	-12.19

Class R6 Shares
Inception (11/28/12)	2.18%
5 Years	0.54
1 Year	-12.19

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Intermediate Income Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Intermediate Income Fund. The Fund was subsequently renamed the Invesco Intermediate Bond Factor Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses. For periods prior to February 28, 2020, performance shown is that of the Fund using its previous past performance investment strategy. Therefore, the past performance shown for periods prior to February 28, 2020 may have differed had the Fund’s current investment strategy been in effect.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Intermediate Bond Factor Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Intermediate Bond Factor Fund

Schedule of Investments(a)

August 31, 2022

(Unaudited)

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–47.63%
Advertising–0.10%
Omnicom Group, Inc./Omnicom Capital, Inc., 3.65%, 11/01/2024	$200,000	$198,092

Aerospace & Defense–0.76%
Boeing Co. (The),
3.25%, 02/01/2028	490,000	445,326

3.20%, 03/01/2029	400,000	353,886

Collins Aerospace, 3.20%, 03/15/2024	441,000	436,854

Raytheon Technologies Corp., 3.50%, 03/15/2027	292,000	283,074

		1,519,140

Air Freight & Logistics–0.12%
FedEx Corp., 5.25%, 05/15/2050	250,000	247,874

Airlines–0.64%
American Airlines Pass-Through Trust, Series 2021-1, Class A, 2.88%, 07/11/2034	475,000	398,874

Southwest Airlines Co.,
3.00%, 11/15/2026	500,000	472,638

5.13%, 06/15/2027	125,000	127,571

Spirit Airlines Pass-Through Trust, Series 2015-1A, 4.10%, 10/01/2029	90,900	82,765

United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 10/15/2027	204,653	205,103

		1,286,951

Apparel Retail–0.10%
Ross Stores, Inc., 1.88%, 04/15/2031	250,000	198,708

Application Software–0.11%
Autodesk, Inc., 2.85%, 01/15/2030	250,000	222,179

Asset Management & Custody Banks–0.35%
Affiliated Managers Group, Inc., 4.25%, 02/15/2024	106,000	106,148

Ameriprise Financial, Inc., 4.00%, 10/15/2023	241,000	241,291

BlackRock, Inc., 2.10%, 02/25/2032	275,000	228,874

FS KKR Capital Corp., 4.13%, 02/01/2025	119,000	114,787

		691,100

Automobile Manufacturers–1.01%
American Honda Finance Corp., 3.50%, 02/15/2028	848,000	816,832

	Principal
	Amount	Value

Automobile Manufacturers–(continued)
General Motors Co.,
6.60%, 04/01/2036	$100,000	$101,061

5.15%, 04/01/2038	49,000	43,149

6.25%, 10/02/2043	403,000	389,068

6.75%, 04/01/2046	259,000	260,335

5.95%, 04/01/2049	44,000	40,944

Toyota Motor Corp. (Japan), 1.34%, 03/25/2026	400,000	366,256

		2,017,645

Biotechnology–0.59%
Amgen, Inc.,
3.63%, 05/22/2024	425,000	423,225

2.60%, 08/19/2026	500,000	473,394

2.20%, 02/21/2027	17,000	15,633

Gilead Sciences, Inc., 1.20%, 10/01/2027	310,000	267,831

		1,180,083

Brewers–0.17%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 01/15/2039	262,000	341,219

Broadcasting–0.33%
Discovery Communications LLC,
3.95%, 03/20/2028	200,000	183,846

4.13%, 05/15/2029	289,000	263,756

Paramount Global, 4.20%, 05/19/2032	250,000	220,228

		667,830

Building Products–0.03%
Owens Corning, 7.00%, 12/01/2036	62,000	67,665

Cable & Satellite–0.86%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.,
4.20%, 03/15/2028	375,000	353,948

5.05%, 03/30/2029	419,000	403,969

5.13%, 07/01/2049	50,000	40,652

Grupo Televisa S.A.B. (Mexico), 4.63%, 01/30/2026	450,000	448,641

Time Warner Cable LLC,
7.30%, 07/01/2038	106,000	109,065

4.50%, 09/15/2042	420,000	318,009

Time Warner Entertainment Co. L.P., 8.38%, 07/15/2033	35,000	40,352

		1,714,636

Communications Equipment–0.01%
Juniper Networks, Inc., 5.95%, 03/15/2041	14,000	13,499

Motorola Solutions, Inc., 5.50%, 09/01/2044	14,000	13,160

		26,659

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Intermediate Bond Factor Fund

	Principal
	Amount	Value

Computer & Electronics Retail–0.11%
Dell International LLC/EMC Corp.,
8.10%, 07/15/2036	$29,000	$33,730

3.38%, 12/15/2041(b)	200,000	140,320

8.35%, 07/15/2046	35,000	42,434

		216,484

Construction & Engineering–0.11%
Quanta Services, Inc., 2.90%, 10/01/2030	260,000	222,446

Construction Machinery & Heavy Trucks–0.65%
Caterpillar Financial Services Corp., 3.25%, 12/01/2024	437,000	431,606

Cummins, Inc., 3.65%, 10/01/2023	479,000	480,229

nVent Finance S.a.r.l. (United Kingdom), 4.55%, 04/15/2028	400,000	379,125

		1,290,960

Consumer Finance–0.57%
Ally Financial, Inc., 8.00%, 11/01/2031	218,000	242,864

American Express Co.,
3.40%, 02/22/2024	350,000	347,081

3.00%, 10/30/2024	75,000	73,625

Capital One Financial Corp., 3.75%, 03/09/2027	400,000	384,712

Synchrony Financial, 3.95%, 12/01/2027	100,000	90,974

		1,139,256

Data Processing & Outsourced Services–0.26%
Visa, Inc., 4.15%, 12/14/2035	275,000	272,913

Western Union Co. (The), 6.20%, 11/17/2036	250,000	247,780

		520,693

Distillers & Vintners–0.44%
Diageo Capital PLC (United Kingdom),
2.13%, 10/24/2024	574,000	555,523

3.88%, 05/18/2028	330,000	327,594

		883,117

Diversified Banks–8.51%
Australia & New Zealand Banking Group Ltd. (Australia), 3.70%, 11/16/2025	400,000	396,853

Banco Santander S.A. (Spain),
4.25%, 04/11/2027	400,000	384,654

4.38%, 04/12/2028	200,000	188,421

3.31%, 06/27/2029	400,000	360,770

Bancolombia S.A. (Colombia), 3.00%, 01/29/2025	213,000	200,034

Bank of America Corp.,
4.45%, 03/03/2026	430,000	428,497

1.32%, 06/19/2026(c)	405,000	368,609

2.48%, 09/21/2036(c)	489,000	379,389

6.11%, 01/29/2037	325,000	345,094

7.75%, 05/14/2038	275,000	340,287

Barclays Bank PLC (United Kingdom), 3.75%, 05/15/2024	240,000	238,229

Barclays PLC (United Kingdom),
3.56%, 09/23/2035(c)	800,000	641,916

8.00%(c)(d)	94,000	92,623

	Principal
	Amount	Value

Diversified Banks–(continued)
BPCE S.A. (France), 4.50%, 03/15/2025(b)	$195,000	$189,281

Citigroup, Inc.,
4.04%, 06/01/2024(c)	300,000	299,549

3.67%, 07/24/2028(c)	100,000	94,243

4.41%, 03/31/2031(c)	225,000	214,927

8.13%, 07/15/2039	200,000	261,614

5.32%, 03/26/2041(c)	400,000	401,251

Cooperatieve Rabobank U.A. (Netherlands),
3.75%, 07/21/2026	300,000	286,354

5.25%, 05/24/2041	125,000	135,322

HSBC Bank USA N.A., 5.88%, 11/01/2034	700,000	705,360

HSBC Holdings PLC (United Kingdom),
4.25%, 03/14/2024	454,000	452,899

3.95%, 05/18/2024(c)	300,000	298,420

4.29%, 09/12/2026(c)	325,000	315,869

4.38%, 11/23/2026	200,000	195,796

2.25%, 11/22/2027(c)	400,000	352,825

4.58%, 06/19/2029(c)	165,000	155,347

6.80%, 06/01/2038	325,000	347,122

ING Groep N.V. (Netherlands), 4.05%, 04/09/2029	250,000	234,004

JPMorgan Chase & Co.,
3.80%, 07/23/2024(c)	258,000	256,632

3.88%, 09/10/2024	502,000	499,968

7.75%, 07/15/2025	250,000	273,105

2.08%, 04/22/2026(c)	325,000	304,049

4.13%, 12/15/2026	125,000	123,510

Lloyds Banking Group PLC (United Kingdom),
4.50%, 11/04/2024	350,000	348,238

4.45%, 05/08/2025	755,000	748,172

3.87%, 07/09/2025(c)	201,000	196,976

3.75%, 01/11/2027	375,000	357,857

Mitsubishi UFJ Financial Group, Inc. (Japan),
3.96%, 03/02/2028	225,000	217,180

4.05%, 09/11/2028	225,000	216,973

National Australia Bank Ltd. (Australia),
3.38%, 01/14/2026	300,000	291,692

2.50%, 07/12/2026	250,000	234,969

NatWest Group PLC (United Kingdom), 4.80%, 04/05/2026	200,000	199,057

Sumitomo Mitsui Financial Group, Inc. (Japan),
2.35%, 01/15/2025	200,000	190,635

3.45%, 01/11/2027	475,000	452,955

2.14%, 09/23/2030	450,000	358,141

Svenska Handelsbanken AB (Sweden), 3.90%, 11/20/2023	474,000	474,560

Toronto-Dominion Bank (The) (Canada), 1.25%, 09/10/2026	100,000	88,878

U.S. Bancorp, Series W, 3.10%, 04/27/2026	160,000	154,129

Wells Fargo & Co., 4.10%, 06/03/2026	450,000	442,028

Wells Fargo Bank N.A., 6.60%, 01/15/2038	300,000	344,412

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Intermediate Bond Factor Fund

	Principal
	Amount	Value

Diversified Banks–(continued)
Westpac Banking Corp. (Australia),
2.85%, 05/13/2026	$451,000	$432,083

2.70%, 08/19/2026	400,000	377,991

3.35%, 03/08/2027	150,000	144,827

		17,034,576

Diversified Capital Markets–0.75%
Credit Suisse AG (Switzerland), 1.25%, 08/07/2026	350,000	301,667

Credit Suisse Group AG (Switzerland), 4.55%, 04/17/2026	425,000	407,599

Deutsche Bank AG (Germany),
4.16%, 05/13/2025	150,000	148,658

6.12%, 07/14/2026(c)	300,000	300,052

3.04%, 05/28/2032(c)	450,000	348,711

		1,506,687

Diversified Chemicals–0.02%
Dow Chemical Co. (The), 9.40%, 05/15/2039	32,000	44,396

Diversified Metals & Mining–0.13%
Rio Tinto Finance (USA) Ltd. (Australia), 5.20%, 11/02/2040	250,000	261,554

Diversified Support Services–0.12%
Cintas Corp. No. 2, 3.70%, 04/01/2027	250,000	246,619

Drug Retail–0.11%
Walgreens Boots Alliance, Inc., 4.80%, 11/18/2044	245,000	215,109

Education Services–0.01%
California Institute of Technology, 4.70%, 11/01/2111	27,000	25,182

Electric Utilities–3.02%
AEP Texas, Inc., 3.95%, 06/01/2028(b)	806,000	775,570

Appalachian Power Co., 7.00%, 04/01/2038	250,000	293,098

Consolidated Edison Co. of New York, Inc., 4.50%, 05/15/2058	200,000	181,009

Edison International,
5.75%, 06/15/2027	150,000	152,154

4.13%, 03/15/2028	228,000	215,452

Eversource Energy,
Series L, 2.90%, 10/01/2024	230,000	224,135

Series M, 3.30%, 01/15/2028	200,000	187,324

NextEra Energy Capital Holdings, Inc.,
3.50%, 04/01/2029	250,000	234,139

5.65%, 05/01/2079(c)	235,000	214,949

Oglethorpe Power Corp., 5.95%, 11/01/2039	374,000	385,141

Pacific Gas and Electric Co.,
4.55%, 07/01/2030	450,000	400,775

4.20%, 06/01/2041	400,000	298,206

PacifiCorp, 6.00%, 01/15/2039	200,000	217,140

Pinnacle West Capital Corp., 1.30%, 06/15/2025	200,000	182,571

Progress Energy, Inc., 7.75%, 03/01/2031	150,000	174,094

	Principal
	Amount	Value

Electric Utilities–(continued)
Southern California Edison Co.,
6.65%, 04/01/2029	$500,000	$532,067

6.00%, 01/15/2034	168,000	178,404

Southwestern Electric Power Co., Series N, 1.65%, 03/15/2026	250,000	226,847

Union Electric Co., 8.45%, 03/15/2039	400,000	531,241

Virginia Electric & Power Co., 8.88%, 11/15/2038	316,000	443,879

		6,048,195

Electronic Components–0.11%
Amphenol Corp., 3.20%, 04/01/2024	111,000	109,953

Corning, Inc., 5.85%, 11/15/2068	110,000	106,061

		216,014

Gas Utilities–0.34%
Southern California Gas Co., 3.20%, 06/15/2025	250,000	243,430

Southwest Gas Corp., 4.05%, 03/15/2032	475,000	429,438

		672,868

Health Care Distributors–0.11%
McKesson Corp., 1.30%, 08/15/2026	250,000	223,079

Health Care Facilities–0.83%
Ascension Health, Series B, 2.53%, 11/15/2029	225,000	201,265

CommonSpirit Health, 1.55%, 10/01/2025	314,000	286,149

HCA, Inc.,
5.25%, 04/15/2025	197,000	199,314

5.25%, 06/15/2049	300,000	269,008

SSM Health Care Corp., Series 2018, 3.69%, 06/01/2023	715,000	713,823

		1,669,559

Health Care REITs–0.39%
Healthpeak Properties, Inc., 2.13%, 12/01/2028	300,000	258,255

Omega Healthcare Investors, Inc., 3.38%, 02/01/2031	615,000	501,808

Sabra Health Care L.P., 5.13%, 08/15/2026	28,000	27,072

		787,135

Health Care Services–0.48%
CHRISTUS Health, Series C, 4.34%, 07/01/2028	430,000	427,773

Cigna Corp., 4.50%, 02/25/2026	200,000	200,577

Dignity Health, 5.27%, 11/01/2064	248,000	234,400

Toledo Hospital (The), 6.02%, 11/15/2048	154,000	100,065

		962,815

Home Improvement Retail–0.10%
Lowe’s Cos., Inc., 3.13%, 09/15/2024	200,000	196,029

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Intermediate Bond Factor Fund

	Principal
	Amount	Value

Hotel & Resort REITs–0.10%
Host Hotels & Resorts L.P., Series H, 3.38%, 12/15/2029	$125,000	$107,134

Service Properties Trust,
4.35%, 10/01/2024	61,000	54,675

4.95%, 10/01/2029	50,000	37,856

		199,665

Hotels, Resorts & Cruise Lines–0.19%
Booking Holdings, Inc., 3.55%, 03/15/2028	399,000	384,022

Hypermarkets & Super Centers–0.21%
Walmart, Inc., 3.95%, 06/28/2038	450,000	428,381

Independent Power Producers & Energy Traders–0.11%
Enel Generacion Chile S.A. (Chile), 4.25%, 04/15/2024	226,000	222,893

Industrial Conglomerates–0.20%
General Electric Co., 5.88%, 01/14/2038	375,000	395,123

Industrial Machinery–0.31%
Parker-Hannifin Corp., 3.25%, 03/01/2027	300,000	287,991

Stanley Black & Decker, Inc., 4.25%, 11/15/2028	331,000	329,832

		617,823

Insurance Brokers–0.28%
Aon Corp., 8.21%, 01/01/2027	100,000	107,343

Marsh & McLennan Cos., Inc., 3.88%, 03/15/2024	456,000	455,823

		563,166

Integrated Oil & Gas–1.33%
BP Capital Markets PLC (United Kingdom), 3.72%, 11/28/2028	325,000	315,074

Chevron Corp., 2.90%, 03/03/2024	324,000	320,758

Chevron USA, Inc., 3.85%, 01/15/2028	225,000	222,540

Exxon Mobil Corp.,
2.99%, 03/19/2025	450,000	440,413

3.48%, 03/19/2030	450,000	431,398

Shell International Finance B.V. (Netherlands),
3.25%, 05/11/2025	90,000	88,543

2.38%, 11/07/2029	350,000	309,109

6.38%, 12/15/2038	450,000	524,325

		2,652,160

Integrated Telecommunication Services–0.99%
British Telecommunications PLC (United Kingdom),
5.13%, 12/04/2028	225,000	221,425

9.63%, 12/15/2030	250,000	308,424

Koninklijke KPN N.V. (Netherlands), 8.38%, 10/01/2030	175,000	203,868

TCI Communications, Inc., 7.13%, 02/15/2028	700,000	791,954

Verizon Communications, Inc., 0.85%, 11/20/2025	500,000	450,242

		1,975,913

	Principal
	Amount	Value

Interactive Media & Services–0.73%
Baidu, Inc. (China),
4.38%, 05/14/2024	$400,000	$399,937

1.63%, 02/23/2027	250,000	220,115

4.38%, 03/29/2028	300,000	292,349

4.88%, 11/14/2028	200,000	199,626

2.38%, 08/23/2031	200,000	164,676

Weibo Corp. (China), 3.50%, 07/05/2024	200,000	193,459

		1,470,162

Internet & Direct Marketing Retail–1.43%
Alibaba Group Holding Ltd. (China),
3.40%, 12/06/2027	330,000	311,835

2.13%, 02/09/2031	525,000	436,158

4.50%, 11/28/2034	570,000	521,305

4.00%, 12/06/2037	400,000	335,382

4.20%, 12/06/2047	250,000	200,627

Amazon.com, Inc.,
4.25%, 08/22/2057	275,000	258,751

3.25%, 05/12/2061	475,000	361,621

4.10%, 04/13/2062	475,000	428,665

		2,854,344

Investment Banking & Brokerage–2.37%
Brookfield Finance, Inc. (Canada),
4.00%, 04/01/2024	240,000	239,240

3.90%, 01/25/2028	240,000	227,057

4.70%, 09/20/2047	101,000	87,683

Goldman Sachs Group, Inc. (The),
4.00%, 03/03/2024	1,077,000	1,077,231

3.50%, 11/16/2026	301,000	289,333

6.25%, 02/01/2041	275,000	308,485

Morgan Stanley,
3.74%, 04/24/2024(c)	726,000	722,981

3.88%, 01/27/2026	415,000	410,549

Series F, 3.88%, 04/29/2024	538,000	536,953

Nomura Holdings, Inc. (Japan),
2.65%, 01/16/2025	200,000	190,538

1.65%, 07/14/2026	290,000	255,407

2.33%, 01/22/2027	200,000	178,177

2.71%, 01/22/2029	260,000	222,482

		4,746,116

IT Consulting & Other Services–0.73%
International Business Machines Corp.,
4.15%, 05/15/2039	350,000	316,723

5.60%, 11/30/2039	425,000	447,441

7.13%, 12/01/2096	383,000	492,863

Kyndryl Holdings, Inc., 2.70%, 10/15/2028(b)	250,000	193,545

		1,450,572

Leisure Products–0.31%
Brunswick Corp., 5.10%, 04/01/2052	250,000	184,687

Hasbro, Inc.,
6.35%, 03/15/2040	300,000	311,788

5.10%, 05/15/2044	147,000	131,225

		627,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Intermediate Bond Factor Fund

	Principal
	Amount	Value

Life & Health Insurance–1.23%
Brighthouse Financial, Inc.,
3.70%, 06/22/2027	$257,000	$244,148

4.70%, 06/22/2047	236,000	186,760

Manulife Financial Corp. (Canada), 4.15%, 03/04/2026	135,000	133,821

MetLife, Inc.,
3.60%, 04/10/2024	692,000	692,736

Series D, 5.88%(c)(d)	100,000	98,119

Prudential Financial, Inc.,
5.63%, 06/15/2043(c)	342,000	341,172

5.20%, 03/15/2044(c)	225,000	218,986

5.38%, 05/15/2045(c)	135,000	132,848

Reliance Standard Life Global Funding II, 2.75%, 01/21/2027(b)	441,000	407,415

Unum Group, 5.75%, 08/15/2042	13,000	12,059

		2,468,064

Managed Health Care–0.11%
Kaiser Foundation Hospitals, 3.15%, 05/01/2027	225,000	217,328

Motorcycle Manufacturers–0.11%
Harley-Davidson, Inc., 4.63%, 07/28/2045	279,000	218,047

Movies & Entertainment–0.46%
Magallanes, Inc., 4.05%, 03/15/2029(b)	525,000	478,471

TWDC Enterprises 18 Corp., 3.15%, 09/17/2025	450,000	440,224

		918,695

Multi-line Insurance–0.18%
American International Group, Inc.,
3.90%, 04/01/2026	150,000	147,662

Series A-9, 5.75%, 04/01/2048(c)	20,000	18,999

AXA S.A. (France), 8.60%, 12/15/2030	150,000	186,939

		353,600

Multi-Sector Holdings–0.09%
MidAmerican Energy Co., 3.65%, 04/15/2029	180,000	174,705

Multi-Utilities–0.24%
Black Hills Corp.,
4.25%, 11/30/2023	216,000	215,966

3.95%, 01/15/2026	277,000	272,474

		488,440

Office REITs–0.32%
Boston Properties L.P.,
2.75%, 10/01/2026	190,000	177,059

3.40%, 06/21/2029	400,000	358,784

Office Properties Income Trust, 2.40%, 02/01/2027	150,000	113,537

		649,380

Oil & Gas Equipment & Services–0.14%
Baker Hughes Holdings LLC, 5.13%, 09/15/2040	152,000	147,238

	Principal
	Amount	Value

Oil & Gas Equipment & Services–(continued)
Halliburton Co., 7.45%, 09/15/2039	$113,000	$131,054

		278,292

Oil & Gas Exploration & Production–0.31%
ConocoPhillips Co., 6.95%, 04/15/2029	200,000	228,456

Hess Corp., 5.60%, 02/15/2041	140,000	135,339

Marathon Oil Corp., 6.60%, 10/01/2037	250,000	262,962

		626,757

Oil & Gas Storage & Transportation–1.21%
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/2024	370,000	380,535

Columbia Pipeline Group, Inc., 5.80%, 06/01/2045	143,000	148,876

Energy Transfer L.P.,
3.90%, 05/15/2024	250,000	246,699

4.95%, 05/15/2028	51,000	49,922

5.30%, 04/15/2047	389,000	341,608

5.40%, 10/01/2047	167,000	149,102

Enterprise Products Operating LLC,
3.75%, 02/15/2025	165,000	163,930

4.15%, 10/16/2028	250,000	245,358

Kinder Morgan Energy Partners L.P., 6.95%, 01/15/2038	131,000	142,130

ONEOK, Inc., 5.20%, 07/15/2048	150,000	134,247

Plains All American Pipeline L.P./PAA Finance Corp., 6.65%, 01/15/2037	100,000	100,417

Spectra Energy Partners L.P., 3.50%, 03/15/2025	175,000	171,240

Williams Cos., Inc. (The), 6.30%, 04/15/2040	136,000	145,233

		2,419,297

Other Diversified Financial Services–0.33%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.30%, 01/30/2032	150,000	121,137

Blackstone Holdings Finance Co. LLC, 3.15%, 10/02/2027(b)	125,000	116,968

Jefferies Group LLC, 6.25%, 01/15/2036	182,000	183,398

ORIX Corp. (Japan),
4.05%, 01/16/2024	150,000	149,884

3.70%, 07/18/2027	72,000	68,990

Voya Financial, Inc., 5.65%, 05/15/2053(c)	20,000	19,611

		659,988

Paper Products–0.11%
Fibria Overseas Finance Ltd. (Brazil), 5.50%, 01/17/2027	27,000	27,286

Suzano Austria GmbH (Brazil), 6.00%, 01/15/2029	200,000	200,658

		227,944

Pharmaceuticals–1.01%
Bristol-Myers Squibb Co., 3.40%, 07/26/2029	250,000	238,769

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Intermediate Bond Factor Fund

	Principal
	Amount	Value

Pharmaceuticals–(continued)
Johnson & Johnson,
1.30%, 09/01/2030	$125,000	$104,942

3.55%, 03/01/2036	300,000	278,826

2.45%, 09/01/2060	350,000	233,735

Mylan, Inc., 4.55%, 04/15/2028	225,000	211,467

Novartis Capital Corp. (Switzerland), 3.10%, 05/17/2027	450,000	437,008

Pharmacia LLC, 6.60%, 12/01/2028	175,000	194,699

Viatris, Inc., 2.70%, 06/22/2030	400,000	315,582

		2,015,028

Property & Casualty Insurance–0.42%
Allstate Corp. (The), 3.28%, 12/15/2026	190,000	185,228

Assured Guaranty US Holdings, Inc., 5.00%, 07/01/2024	176,000	179,048

CNA Financial Corp., 3.45%, 08/15/2027	300,000	283,316

Stewart Information Services Corp., 3.60%, 11/15/2031	225,000	185,686

		833,278

Railroads–0.38%
Canadian Pacific Railway Co. (Canada), 6.13%, 09/15/2115	200,000	214,483

Norfolk Southern Corp., 4.10%, 05/15/2121	450,000	338,365

Union Pacific Corp., 3.85%, 02/14/2072	250,000	203,957

		756,805

Regional Banks–0.73%
Fifth Third Bancorp, 2.38%, 01/28/2025	235,000	225,082

Huntington Bancshares, Inc., 2.63%, 08/06/2024	230,000	223,267

KeyBank N.A., 3.40%, 05/20/2026	230,000	220,026

PNC Financial Services Group, Inc. (The), 3.90%, 04/29/2024	270,000	269,922

Santander Holdings USA, Inc., 4.26%, 06/09/2025(c)	400,000	392,524

Truist Bank,
4.05%, 11/03/2025	10,000	9,997

3.30%, 05/15/2026	115,000	110,500

		1,451,318

Reinsurance–0.17%
Berkshire Hathaway Finance Corp., 5.75%, 01/15/2040	200,000	224,309

Enstar Group Ltd., 3.10%, 09/01/2031	110,000	82,886

RenaissanceRe Finance, Inc. (Bermuda), 3.70%, 04/01/2025	34,000	33,282

		340,477

Residential REITs–0.28%
AvalonBay Communities, Inc., 4.20%, 12/15/2023	325,000	326,193

Mid-America Apartments L.P., 3.60%, 06/01/2027	100,000	96,066

Spirit Realty L.P., 3.20%, 02/15/2031	175,000	145,244

		567,503

	Principal
	Amount	Value

Restaurants–0.23%
Starbucks Corp., 3.85%, 10/01/2023	$467,000	$467,657

Retail REITs–0.55%
Realty Income Corp.,
3.95%, 08/15/2027	250,000	244,604

2.20%, 06/15/2028	200,000	175,753

Simon Property Group L.P.,
2.25%, 01/15/2032	290,000	233,649

6.75%, 02/01/2040	244,000	275,426

4.25%, 10/01/2044	200,000	171,265

		1,100,697

Semiconductors–0.75%
Broadcom, Inc., 4.93%, 05/15/2037(b)	265,000	236,458

Intel Corp., 4.95%, 03/25/2060	230,000	221,763

QUALCOMM, Inc., 2.90%, 05/20/2024	681,000	672,076

TSMC Arizona Corp. (Taiwan), 2.50%, 10/25/2031	250,000	211,773

Xilinx, Inc., 2.95%, 06/01/2024	150,000	148,572

		1,490,642

Specialized Finance–0.25%
National Rural Utilities Cooperative Finance Corp.,
3.40%, 11/15/2023	305,000	304,102

8.00%, 03/01/2032	148,000	183,411

5.25%, 04/20/2046(c)	12,000	11,176

		498,689

Specialized REITs–0.21%
American Tower Corp., 3.95%, 03/15/2029	240,000	225,176

GLP Capital L.P./GLP Financing II, Inc., 5.30%, 01/15/2029	200,000	193,446

		418,622

Specialty Chemicals–0.48%
Celanese US Holdings LLC, 6.38%, 07/15/2032	100,000	99,379

DuPont de Nemours, Inc., 4.49%, 11/15/2025	610,000	614,714

PPG Industries, Inc., 2.40%, 08/15/2024	261,000	253,832

		967,925

Steel–0.01%
ArcelorMittal S.A. (Luxembourg), 7.00%, 10/15/2039	27,000	27,278

Systems Software–0.78%
Microsoft Corp.,
3.13%, 11/03/2025	425,000	418,313

3.04%, 03/17/2062	450,000	344,131

Oracle Corp.,
3.90%, 05/15/2035	400,000	327,512

3.85%, 04/01/2060	300,000	199,225

4.10%, 03/25/2061	375,000	262,152

		1,551,333

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Intermediate Bond Factor Fund

	Principal
	Amount	Value

Technology Distributors–0.12%
CDW LLC/CDW Finance Corp., 4.13%, 05/01/2025	$250,000	$246,019

Technology Hardware, Storage & Peripherals–1.44%
Apple, Inc.,
1.13%, 05/11/2025	500,000	467,432

3.25%, 02/23/2026	355,000	349,003

3.35%, 02/09/2027	500,000	492,007

1.20%, 02/08/2028	150,000	130,484

4.45%, 05/06/2044	476,000	470,964

2.80%, 02/08/2061	190,000	134,537

2.85%, 08/05/2061	225,000	160,167

Hewlett Packard Enterprise Co., 6.35%, 10/15/2045	220,000	222,146

HP, Inc., 6.00%, 09/15/2041	245,000	237,528

Western Digital Corp., 2.85%, 02/01/2029	275,000	224,711

		2,888,979

Tobacco–2.73%
Altria Group, Inc.,
2.63%, 09/16/2026	225,000	210,481

4.80%, 02/14/2029	353,000	342,136

3.40%, 05/06/2030	460,000	399,532

2.45%, 02/04/2032	800,000	605,210

5.80%, 02/14/2039	200,000	185,299

4.50%, 05/02/2043	557,000	424,523

3.88%, 09/16/2046	225,000	156,306

5.95%, 02/14/2049	41,000	36,875

B.A.T Capital Corp. (United Kingdom),
2.26%, 03/25/2028	350,000	295,717

4.74%, 03/16/2032	415,000	373,241

BAT Capital Corp. (United Kingdom),
3.22%, 08/15/2024	200,000	195,423

3.56%, 08/15/2027	407,000	374,102

4.54%, 08/15/2047	87,000	63,615

4.76%, 09/06/2049	35,000	26,335

Philip Morris International, Inc.,
2.10%, 05/01/2030	250,000	201,525

1.75%, 11/01/2030	300,000	232,240

6.38%, 05/16/2038	280,000	290,208

4.50%, 03/20/2042	418,000	345,609

Reynolds American, Inc. (United Kingdom),
5.70%, 08/15/2035	256,000	236,414

5.85%, 08/15/2045	545,000	461,381

		5,456,172

Trading Companies & Distributors–0.24%
Air Lease Corp., 3.00%, 02/01/2030	560,000	471,347

Water Utilities–0.14%
American Water Capital Corp.,
3.85%, 03/01/2024	174,000	173,540

6.59%, 10/15/2037	84,000	96,361

		269,901

Wireless Telecommunication Services–0.23%
America Movil S.A.B. de C.V. (Mexico), 6.38%, 03/01/2035	400,000	451,786

Total U.S. Dollar Denominated Bonds & Notes (Cost $104,122,712)		95,322,587

	Principal
	Amount	Value

U.S. Treasury Securities–31.38%
U.S. Treasury Bills–0.39%
1.11%, 09/15/2022(e)(f)	$7,000	$6,997

1.46% - 2.54%, 11/17/2022(e)(f)	768,000	763,606

		770,603

U.S. Treasury Bonds–1.85%
2.00%, 11/15/2041	900,000	699,451

2.38%, 11/15/2049	1,037,600	855,736

2.00%, 02/15/2050	2,850,000	2,157,317

		3,712,504

U.S. Treasury Notes–29.14%
1.38%, 02/15/2023	563,000	558,284

0.50%, 11/30/2023	5,000,000	4,820,703

0.88%, 01/31/2024	9,300,000	8,965,418

1.50%, 02/29/2024	12,975,000	12,605,010

1.38%, 01/31/2025	8,521,000	8,108,763

1.13%, 02/28/2025	3,577,000	3,377,331

0.75%, 03/31/2026	3,900,000	3,544,125

1.50%, 08/15/2026	5,980,000	5,552,523

1.50%, 01/31/2027	8,215,500	7,582,008

1.38%, 10/31/2028	2,650,000	2,359,535

1.38%, 11/15/2031	1,000,000	856,797

		58,330,497

Total U.S. Treasury Securities (Cost $67,361,433)		62,813,604

U.S. Government Sponsored Agency Mortgage-Backed Securities–27.37%

Collateralized Mortgage Obligations–0.22%
Fannie Mae ACES, IO, 0.23%, 12/25/2022(g)	4,649,385	454

Fannie Mae REMICs, IO,
3.50%, 08/25/2035(h)	248,798	31,835

5.50%, 07/25/2046(h)	68,121	10,192

4.00%, 08/25/2047(h)	44,886	7,874

3.46% (5.90% - (1.00 x 1 mo. USD LIBOR)), 09/25/2047(h)(i)	586,634	53,107

Freddie Mac Multifamily Structured Pass-Through Ctfs., Series KC03, Class X1, IO, 0.63%, 11/25/2024(g)	3,968,601	42,835

Series K734, Class X1, IO, 0.78%, 02/25/2026(g)	3,028,133	54,796

Series K735, Class X1, IO, 1.10%, 05/25/2026(g)	3,040,413	88,575

Series K093, Class X1, IO, 1.09%, 05/25/2029(g)	2,542,590	130,405

Freddie Mac REMICs, IO, 3.71%(6.10% - (1.00 x 1 mo. USD LIBOR)), 01/15/2044(h)(i)	137,394	17,121

Freddie Mac STRIPS, IO, 3.00%, 12/15/2027(h)	58,594	2,878

		440,072

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Intermediate Bond Factor Fund

	Principal
	Amount		Value

Federal Home Loan Mortgage Corp. (FHLMC)–2.62%
4.50%, 09/01/2049 to 01/01/2050		$244,428	$245,201

3.00%, 01/01/2050 to 05/01/2050		2,645,080	2,478,135

2.50%, 07/01/2050 to 08/01/2050		2,802,614	2,530,612

			5,253,948

Federal National Mortgage Association (FNMA)–2.98%
4.50%, 06/01/2049		114,247	114,904

3.00%, 10/01/2049 to 11/01/2051		2,162,828	2,009,473

2.50%, 03/01/2050 to 08/01/2051		1,862,631	1,672,090

2.00%, 03/01/2051 to 08/01/2051		2,511,581	2,166,970

			5,963,437

Government National Mortgage Association (GNMA)–0.02%
IO,
3.81% (6.20% - (1.00 x 1 mo. USD LIBOR)), 10/16/2047(h)(i)		304,050	33,537

Uniform Mortgage-Backed Securities–21.53%
TBA,
2.00%, 09/01/2037 to 09/01/2052(j)		7,682,000	6,675,243

2.50%, 09/01/2037 to 09/01/2052(j)		4,450,000	4,014,828

3.00%, 09/01/2037 to 09/01/2052(j)		12,492,000	11,727,895

3.50%, 09/01/2037 to 09/01/2052(j)		12,375,000	11,808,508

4.00%, 09/01/2052(j)		4,375,000	4,271,435

4.50%, 09/01/2052(j)		3,250,000	3,231,211

5.00%, 09/01/2052(j)		1,350,000	1,362,762

			43,091,882

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $57,797,480)			54,782,876

Non-U.S. Dollar Denominated Bonds & Notes–13.01%(k)
Sovereign Debt–13.01%
Australia Government Bond (Australia),
Series 142, 4.25%, 04/21/2026(b)	AUD	5,093,000	3,599,846

Series 155, 2.50%, 05/21/2030(b)	AUD	3,099,000	1,975,766

Bundesobligation (Germany), Series 183, 0.01%, 04/10/2026(b)	EUR	4,044,000	3,891,624

Bundesrepublik Deutschland Bundesanleihe (Germany), 0.01%, 02/15/2031(b)	EUR	1,500,000	1,338,942

	Principal
	Amount		Value

Sovereign Debt–(continued)
Canadian Government Bond (Canada),
0.50%, 09/01/2025	CAD	2,544,000	$1,772,996

0.50%, 12/01/2030	CAD	1,357,000	839,020

Norway Government Bond (Norway),
Series 477, 1.75%, 03/13/2025(b)	NOK	47,985,000	4,628,609

Series 482, 1.38%, 08/19/2030(b)	NOK	21,807,000	1,894,723

Sweden Government Bond (Sweden), Series 1058, 2.50%, 05/12/2025	SEK	370,000	34,846

Series 1061, 0.75%, 11/12/2029(b)	SEK	195,000	16,774

Swiss Confederation Government Bond (Switzerland),
1.25%, 06/11/2024(b)	CHF	2,572,000	2,662,316

0.50%, 05/27/2030(b)	CHF	1,174,000	1,184,365

United Kingdom Gilt (United Kingdom),
0.13%, 01/30/2026(b)	GBP	1,472,637	1,563,210

0.25%, 07/31/2031(b)	GBP	687,441	638,601

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $29,460,219)			26,041,638

Asset-Backed Securities–0.17%
Banc of America Mortgage Trust, Series 2007-1, Class 1A24, 6.00%, 03/25/2037		$12,334	10,466

Bank, Series 2019-BNK16, Class XA, IO, 1.10%, 02/15/2052(g)		2,309,249	105,504

Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 1.22%, 10/12/2050(g)		6,011,649	210,524

WaMu Mortgage Pass-Through Ctfs. Trust, Series 2005-AR14, Class 1A4, 2.87%, 12/25/2035(l)		20,514	19,856

Total Asset-Backed Securities (Cost $409,686)			346,350

	Shares
Money Market Funds–1.09%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(m)(n)		763,253	763,254

Invesco Liquid Assets Portfolio, Institutional Class, 2.26%(m)(n)		545,188	545,297

Invesco Treasury Portfolio, Institutional Class, 2.14%(m)(n)		872,290	872,290

Total Money Market Funds (Cost $2,180,735)			2,180,841

TOTAL INVESTMENTS IN SECURITIES–120.65% (Cost $261,332,265)			241,487,896

OTHER ASSETS LESS LIABILITIES–(20.65)%			(41,328,577)

NET ASSETS–100.00%			$200,159,319

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Intermediate Bond Factor Fund

Investment Abbreviations:

ACES	- Automatically Convertible Extendable Security
AUD	- Australian Dollar
CAD	- Canadian Dollar
CHF	- Swiss Franc
Ctfs.	- Certificates
EUR	- Euro
GBP	- British Pound Sterling
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
NOK	- Norwegian Krone
REIT	- Real Estate Investment Trust
REMICs	- Real Estate Mortgage Investment Conduits
SEK	- Swedish Krona
STRIPS	- Separately Traded Registered Interest and Principal Security
TBA	- To Be Announced
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $25,932,804, which represented 12.96% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2022.

(h)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2022.
(j)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1M.
(k)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(l)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2022.

(m)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2022.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$4,218,297	$10,613,927	$(14,068,970)	$-	$-	$763,254	$1,815
Invesco Liquid Assets Portfolio, Institutional Class	3,100,868	7,581,377	(10,136,972)	135	(111)	545,297	2,867
Invesco Treasury Portfolio, Institutional Class	4,820,910	12,130,203	(16,078,823)	-	-	872,290	4,245
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	600,824	381,770	(982,594)	-	-	-	645	*
Invesco Private Prime Fund	1,401,923	870,525	(2,272,335)	200	(313)	-	1,696	*
Total	$14,142,822	$31,577,802	$(43,539,694)	$335	$(424)	$2,180,841	$11,268

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(n)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Intermediate Bond Factor Fund

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury Long Bonds	24	December-2022	$3,260,250	$(4,500)	$ (4,500)

U.S. Treasury Ultra Bonds	51	December-2022	7,624,500	80,875	80,875

Subtotal–Long Futures Contracts				76,375	76,375

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 2 Year Notes	93	December-2022	(19,374,516)	32,539	32,539

U.S. Treasury 5 Year Notes	150	December-2022	(16,623,047)	80,859	80,859

U.S. Treasury 10 Year Notes	23	December-2022	(2,688,844)	21,678	21,678

U.S. Treasury 10 Year Ultra Notes	9	December-2022	(1,126,687)	10,477	10,477

Subtotal–Short Futures Contracts				145,553	145,553

Total Futures Contracts				$221,928	$ 221,928

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

Currency Risk

09/21/2022	Bank Of America	CHF	189,000	USD	194,541	$903

09/21/2022	Bank Of America	EUR	4,856,637	USD	5,221,364	334,607

09/21/2022	Bank Of America	GBP	2,025,118	USD	2,541,238	187,820

09/21/2022	Deutsche Bank AG	USD	45,286	AUD	66,640	326

09/21/2022	Deutsche Bank AG	USD	125,375	EUR	126,000	1,407

09/21/2022	JP Morgan Chase Bank	AUD	4,669,000	USD	3,237,111	41,421

09/21/2022	JP Morgan Chase Bank	CAD	3,785,411	USD	3,012,516	130,660

09/21/2022	JP Morgan Chase Bank	GBP	47,000	USD	56,119	1,499

09/21/2022	JP Morgan Chase Bank	NOK	76,691,063	USD	8,108,824	389,104

09/21/2022	Morgan Stanley & Co.	AUD	4,021,358	USD	2,894,701	142,289

09/21/2022	Morgan Stanley & Co.	CAD	75,000	USD	57,770	672

09/21/2022	Morgan Stanley & Co.	CHF	10,212,827	USD	10,504,205	40,730

09/21/2022	Morgan Stanley & Co.	EUR	737,251	USD	771,415	29,592

09/21/2022	Morgan Stanley & Co.	SEK	19,883,220	USD	2,029,321	162,394

09/21/2022	UBS	EUR	76,000	USD	77,814	1,343

09/21/2022	UBS	USD	123,858	CHF	123,000	2,161

Subtotal–Appreciation						1,466,928

Currency Risk

09/21/2022	Bank Of America	USD	156,259	EUR	145,000	(10,360)

09/21/2022	Bank Of America	USD	76,547	GBP	61,000	(5,657)

09/21/2022	Bank Of America	USD	86,366	NOK	858,000	(0)

09/21/2022	Barclays Capital	NOK	1,296,000	USD	127,511	(2,944)

09/21/2022	Citibank N.A.	USD	43,807	AUD	63,000	(687)

09/21/2022	Deutsche Bank AG	USD	31,316	NOK	311,000	(10)

09/21/2022	JP Morgan Chase Bank	AUD	107,000	USD	72,770	(466)

09/21/2022	JP Morgan Chase Bank	NOK	10,031,354	USD	1,009,194	(562)

09/21/2022	JP Morgan Chase Bank	USD	297,916	CAD	378,000	(10,144)

09/21/2022	JP Morgan Chase Bank	USD	3,392,231	CHF	3,230,448	(82,501)

09/21/2022	JP Morgan Chase Bank	USD	2,057,500	NOK	19,457,958	(98,862)

09/21/2022	Morgan Stanley & Co.	USD	158,363	AUD	220,000	(7,783)

09/21/2022	Morgan Stanley & Co.	USD	3,309,613	CHF	3,217,807	(12,833)

09/21/2022	Morgan Stanley & Co.	USD	111,274	EUR	106,000	(4,616)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Intermediate Bond Factor Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

09/21/2022	Morgan Stanley & Co.	USD	27,828	GBP	23,000	$(1,100)

09/21/2022	Morgan Stanley & Co.	USD	130,223	NOK	1,282,000	(1,177)

09/21/2022	Morgan Stanley & Co.	USD	1,969,389	SEK	19,295,997	(157,599)

09/21/2022	UBS	USD	91,361	AUD	133,000	(330)

09/21/2022	UBS	USD	35,322	CHF	34,000	(488)

09/21/2022	UBS	USD	54,117	GBP	46,000	(660)

Subtotal–Depreciation						(398,779)

Total Forward Foreign Currency Contracts						$1,068,149

Abbreviations:

AUD	- Australian Dollar
CAD	- Canadian Dollar
CHF	- Swiss Franc
EUR	- Euro
GBP	- British Pound Sterling
NOK	- Norwegian Krone
SEK	- Swedish Krona
USD	- U.S. Dollar

Portfolio Composition

By security type, based on Total Investments

as of August 31, 2022

U.S. Dollar Denominated Bonds & Notes	39.47%

U.S. Treasury Securities	26.01

U.S. Government Sponsored Agency Mortgage-Backed Securities	22.69

Non-U.S. Dollar Denominated Bonds & Notes	10.79

Security types each less than 1% of portfolio	0.14
Money Market Funds	0.90

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Intermediate Bond Factor Fund

Statement of Assets and Liabilities

August 31, 2022

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $259,151,530)	$239,307,055
Investments in affiliated money market funds, at value (Cost $2,180,735)	2,180,841
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	1,466,928
Cash	544,850
Foreign currencies, at value (Cost $41,719)	40,836
Receivable for:
Fund shares sold	240,302
Dividends	3,994
Interest	1,478,508
Principal paydowns	5
Investment for trustee deferred compensation and retirement plans	34,486
Other assets	64,178
Total assets	245,361,983

Liabilities:
Other investments:
Variation margin payable - futures contracts	49,960
Unrealized depreciation on forward foreign currency contracts outstanding	398,779
Payable for:
Investments purchased	44,368,800
Dividends	20,067
Fund shares reacquired	173,037
Accrued fees to affiliates	94,375
Accrued trustees’ and officers’ fees and benefits	1,144
Accrued other operating expenses	62,016
Trustee deferred compensation and retirement plans	34,486
Total liabilities	45,202,664
Net assets applicable to shares outstanding	$200,159,319

Net assets consist of:

Shares of beneficial interest	$226,198,543

Distributable earnings (loss)	(26,039,224)

$200,159,319

Net Assets:
Class A	$101,927,783

Class C	$10,957,292

Class R	$17,216,884

Class Y	$52,513,230

Class R5	$8,896

Class R6	$17,535,234

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	10,730,565

Class C	1,153,370

Class R	1,811,180

Class Y	5,532,980

Class R5	937

Class R6	1,846,980

Class A:
Net asset value per share	$9.50

Maximum offering price per share (Net asset value of $9.50 ÷ 95.75%)	$9.92

Class C:
Net asset value and offering price per share	$9.50

Class R:
Net asset value and offering price per share	$9.51

Class Y:
Net asset value and offering price per share	$9.49

Class R5:
Net asset value and offering price per share	$9.49

Class R6:
Net asset value and offering price per share	$9.49

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Intermediate Bond Factor Fund

Statement of Operations

For the six months ended August 31, 2022

(Unaudited)

Investment income:
Interest (net of foreign withholding taxes of $4,417)	$2,051,932

Dividends from affiliated money market funds (includes securities lending income of $1,000)	9,927

Total investment income	2,061,859

Expenses:
Advisory fees	247,624

Administrative services fees	14,360

Custodian fees	14,617

Distribution fees:
Class A	131,896

Class C	63,026

Class R	44,907

Transfer agent fees – A, C, R and Y	169,926

Transfer agent fees – R5	2

Transfer agent fees – R6	2,740

Trustees’ and officers’ fees and benefits	8,316

Registration and filing fees	39,618

Reports to shareholders	12,516

Professional services fees	26,597

Other	7,721

Total expenses	783,866

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(273,602)

Net expenses	510,264

Net investment income	1,551,595

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(5,375,856)

Affiliated investment securities	(424)

Foreign currencies	66,867

Forward foreign currency contracts	1,749,319

Futures contracts	(862,784)

(4,422,878)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(14,762,092)

Affiliated investment securities	335

Foreign currencies	(2,818)

Forward foreign currency contracts	419,322

Futures contracts	236,239

(14,109,014)

Net realized and unrealized gain (loss)	(18,531,892)

Net increase (decrease) in net assets resulting from operations	$(16,980,297)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Intermediate Bond Factor Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2022 and the year ended February 28, 2022

(Unaudited)

	August 31, 2022	February 28, 2022

Operations:
Net investment income	$1,551,595	$2,241,634

Net realized gain (loss)	(4,422,878)	240,177

Change in net unrealized appreciation (depreciation)	(14,109,014)	(8,374,431)

Net increase (decrease) in net assets resulting from operations	(16,980,297)	(5,892,620)

Distributions to shareholders from distributable earnings:
Class A	(990,422)	(2,087,511)

Class C	(66,629)	(151,868)

Class R	(141,266)	(274,295)

Class Y	(442,449)	(388,273)

Class R5	(96)	(193)

Class R6	(176,891)	(266,034)

Total distributions from distributable earnings	(1,817,753)	(3,168,174)

Share transactions–net:
Class A	(5,651,624)	(9,215,388)

Class C	(2,506,538)	(3,582,815)

Class R	(44,776)	27,745

Class Y	26,949,071	12,656,401

Class R6	2,128,122	9,362,612

Net increase in net assets resulting from share transactions	20,874,255	9,248,555

Net increase in net assets	2,076,205	187,761

Net assets:
Beginning of period	198,083,114	197,895,353

End of period	$200,159,319	$198,083,114

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Intermediate Bond Factor Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 08/31/22	$10.45	$0.08	$(0.94)	$(0.86)	$(0.09)	$ –	$(0.09)	$ 9.50	(8.25)%		$101,928	0.52	%(e)	0.81	%(e)	1.56	%(e)	146%
Year ended 02/28/22	10.93	0.13	(0.43)	(0.30)	(0.18)	–	(0.18)	10.45	(2.80	)(f)	118,156	0.52	(f)	0.71	(f)	1.18	(f)	207
Year ended 02/28/21	11.27	0.16	0.10	0.26	(0.21)	(0.39)	(0.60)	10.93	2.30	(f)	132,856	0.52	(f)	0.96	(f)	1.42	(f)	292
Seven months ended 02/29/20	10.88	0.18	0.40	0.58	(0.19)	–	(0.19)	11.27	5.39		122,371	1.05	(e)	1.05	(e)	2.80	(e)	64
Year ended 07/31/19	10.43	0.32	0.45	0.77	(0.32)	–	(0.32)	10.88	7.52		119,300	0.97		0.97		3.07		108
Year ended 07/31/18	10.92	0.31	(0.49)	(0.18)	(0.31)	–	(0.31)	10.43	(1.67)		119,119	0.97		0.97		2.89		57
Year ended 07/31/17	11.03	0.29	(0.10)	0.19	(0.30)	–	(0.30)	10.92	1.82		129,985	1.00		1.00		2.68		80
Class C
Six months ended 08/31/22	10.45	0.04	(0.94)	(0.90)	(0.05)	–	(0.05)	9.50	(8.60)		10,957	1.27	(e)	1.56	(e)	0.81	(e)	146
Year ended 02/28/22	10.93	0.05	(0.43)	(0.38)	(0.10)	–	(0.10)	10.45	(3.53)		14,724	1.27		1.47		0.43		207
Year ended 02/28/21	11.26	0.08	0.10	0.18	(0.12)	(0.39)	(0.51)	10.93	1.56		19,013	1.27		1.72		0.67		292
Seven months ended 02/29/20	10.87	0.12	0.40	0.52	(0.13)	–	(0.13)	11.26	4.80		23,114	1.81	(e)	1.81	(e)	1.90	(e)	64
Year ended 07/31/19	10.43	0.23	0.44	0.67	(0.23)	–	(0.23)	10.87	6.52		23,487	1.72		1.72		2.17		108
Year ended 07/31/18	10.91	0.23	(0.48)	(0.25)	(0.23)	–	(0.23)	10.43	(2.32)		31,250	1.72		1.72		2.14		57
Year ended 07/31/17	11.03	0.21	(0.11)	0.10	(0.22)	–	(0.22)	10.91	0.97		33,420	1.75		1.75		1.92		80
Class R
Six months ended 08/31/22	10.45	0.06	(0.92)	(0.86)	(0.08)	–	(0.08)	9.51	(8.27)		17,217	0.77	(e)	1.06	(e)	1.31	(e)	146
Year ended 02/28/22	10.93	0.10	(0.43)	(0.33)	(0.15)	–	(0.15)	10.45	(3.04)		18,987	0.77		0.97		0.93		207
Year ended 02/28/21	11.27	0.13	0.10	0.23	(0.18)	(0.39)	(0.57)	10.93	2.02		19,876	0.77		1.22		1.17		292
Seven months ended 02/29/20	10.88	0.15	0.40	0.55	(0.16)	–	(0.16)	11.27	5.09		20,366	1.31	(e)	1.31	(e)	2.40	(e)	64
Year ended 07/31/19	10.44	0.28	0.44	0.72	(0.28)	–	(0.28)	10.88	7.06		20,511	1.22		1.22		2.67		108
Year ended 07/31/18	10.93	0.28	(0.49)	(0.21)	(0.28)	–	(0.28)	10.44	(1.91)		19,416	1.21		1.21		2.65		57
Year ended 07/31/17	11.04	0.26	(0.09)	0.17	(0.28)	–	(0.28)	10.93	1.58		15,318	1.25		1.25		2.45		80
Class Y
Six months ended 08/31/22	10.44	0.09	(0.94)	(0.85)	(0.10)	–	(0.10)	9.49	(8.14)		52,513	0.27	(e)	0.56	(e)	1.81	(e)	146
Year ended 02/28/22	10.92	0.15	(0.42)	(0.27)	(0.21)	–	(0.21)	10.44	(2.56)		29,184	0.27		0.47		1.43		207
Year ended 02/28/21	11.26	0.19	0.10	0.29	(0.24)	(0.39)	(0.63)	10.92	2.58		17,750	0.27		0.72		1.67		292
Seven months ended 02/29/20	10.88	0.20	0.40	0.60	(0.22)	–	(0.22)	11.26	5.55		19,032	0.81	(e)	0.81	(e)	3.09	(e)	64
Year ended 07/31/19	10.43	0.35	0.45	0.80	(0.35)	–	(0.35)	10.88	7.81		20,940	0.73		0.73		3.37		108
Year ended 07/31/18	10.91	0.33	(0.47)	(0.14)	(0.34)	–	(0.34)	10.43	(1.35)		27,430	0.72		0.72		3.14		57
Year ended 07/31/17	11.03	0.32	(0.11)	0.21	(0.33)	–	(0.33)	10.91	1.98		17,748	0.75		0.75		2.95		80
Class R5
Six months ended 08/31/22	10.44	0.09	(0.94)	(0.85)	(0.10)	–	(0.10)	9.49	(8.13)		9	0.27	(e)	0.40	(e)	1.81	(e)	146
Year ended 02/28/22	10.92	0.16	(0.43)	(0.27)	(0.21)	–	(0.21)	10.44	(2.56)		10	0.27		0.37		1.43		207
Year ended 02/28/21	11.27	0.19	0.09	0.28	(0.24)	(0.39)	(0.63)	10.92	2.49		10	0.27		0.47		1.67		292
Seven months ended 02/29/20	10.87	0.20	0.40	0.60	(0.20)	–	(0.20)	11.27	5.59		11	0.60	(e)	0.60	(e)	3.09	(e)	64
Period ended 07/31/19(g)	10.67	0.07	0.19	0.26	(0.06)	–	(0.06)	10.87	2.44		10	0.62	(e)	0.62	(e)	3.39	(e)	108
Class R6
Six months ended 08/31/22	10.44	0.09	(0.94)	(0.85)	(0.10)	–	(0.10)	9.49	(8.14)		17,535	0.27	(e)	0.40	(e)	1.81	(e)	146
Year ended 02/28/22	10.92	0.16	(0.43)	(0.27)	(0.21)	–	(0.21)	10.44	(2.56)		17,022	0.27		0.37		1.43		207
Year ended 02/28/21	11.27	0.19	0.09	0.28	(0.24)	(0.39)	(0.63)	10.92	2.49		8,392	0.27		0.47		1.67		292
Seven months ended 02/29/20	10.88	0.20	0.40	0.60	(0.21)	–	(0.21)	11.27	5.60		5,795	0.58	(e)	0.58	(e)	3.14	(e)	64
Year ended 07/31/19	10.44	0.36	0.43	0.79	(0.35)	–	(0.35)	10.88	7.80		5,662	0.56		0.56		3.41		108
Year ended 07/31/18	10.92	0.35	(0.48)	(0.13)	(0.35)	–	(0.35)	10.44	(1.18)		7,783	0.56		0.56		3.30		57
Year ended 07/31/17	11.03	0.35	(0.11)	0.24	(0.35)	–	(0.35)	10.92	2.27		2,189	0.56		0.56		3.23		80

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.02% for the seven months ended February 29, 2020 and the years ended July 31, 2019, 2018 and 2017.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the seven months ended February 29, 2020, the portfolio turnover calculation excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $11,531,839 and 13,476,801, respectively. For the year ended July 31, 2019, the portfolio turnover calculation excludes purchase and sale transactions of TBA mortgage-related securities of $129,169,490 and $127,412,648, respectively.

(e)	Annualized.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended February 28, 2022 and 2021.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Intermediate Bond Factor Fund

Notes to Financial Statements

August 31, 2022

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Intermediate Bond Factor Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

Prior to February 28, 2020, the Fund sought to gain exposure to Regulation S securities primarily through investments in a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund could invest up to 25% of its total assets in the Subsidiary under its previous strategy. Effective February 28, 2020, the Fund no longer invests in Regulation S securities or the Subsidiary, and the Subsidiary was liquidated. For periods prior to February 28, 2020, the Financial Highlights report the operations of the Fund and the Subsidiary on a consolidated basis.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

20	Invesco Intermediate Bond Factor Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the

21	Invesco Intermediate Bond Factor Fund

investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended August 31, 2022, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

N.

LIBOR Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would

22	Invesco Intermediate Bond Factor Fund

cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

O.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Q.

Other Risks – During the period, the Fund experienced a low interest rate environment created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

R.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 2 billion	0.250%

Over $2 billion	0.230%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.52%, 1.27%, 0.77%, 0.27%, 0.27% and 0.27%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

The Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2022, the Adviser waived advisory fees of $99,926 and reimbursed class level expenses of $101,622, $11,789, $16,836, $39,678, $2 and $2,740 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

23	Invesco Intermediate Bond Factor Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2022, IDI advised the Fund that IDI retained $8,947 in front-end sales commissions from the sale of Class A shares and $42 and $209 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$95,322,587	$–	$95,322,587

U.S. Treasury Securities	–	62,813,604	–	62,813,604

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	54,782,876	–	54,782,876

Non-U.S. Dollar Denominated Bonds & Notes	–	26,041,638	–	26,041,638

Asset-Backed Securities	–	346,350	–	346,350

Money Market Funds	2,180,841	–	–	2,180,841

Total Investments in Securities	2,180,841	239,307,055	–	241,487,896

Other Investments - Assets*

Futures Contracts	226,428	–	–	226,428

Forward Foreign Currency Contracts	–	1,466,928	–	1,466,928

	226,428	1,466,928	–	1,693,356

Other Investments - Liabilities*

Futures Contracts	(4,500)	–	–	(4,500)

Forward Foreign Currency Contracts	–	(398,779)	–	(398,779)

	(4,500)	(398,779)	–	(403,279)

Total Other Investments	221,928	1,068,149	–	1,290,077

Total Investments	$2,402,769	$240,375,204	$–	$242,777,973

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

24	Invesco Intermediate Bond Factor Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2022:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$226,428	$226,428

Unrealized appreciation on forward foreign currency contracts outstanding	1,466,928	–	1,466,928

Total Derivative Assets	1,466,928	226,428	1,693,356

Derivatives not subject to master netting agreements	–	(226,428)	(226,428)

Total Derivative Assets subject to master netting agreements	$1,466,928	$–	$1,466,928

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$–	$(4,500)	$(4,500)

Unrealized depreciation on forward foreign currency contracts outstanding	(398,779)	–	(398,779)

Total Derivative Liabilities	(398,779)	(4,500)	(403,279)

Derivatives not subject to master netting agreements	–	4,500	4,500

Total Derivative Liabilities subject to master netting agreements	$(398,779)	$–	$(398,779)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2022.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank Of America	$ 523,330	$ (16,017)	$507,313	$–	$–	$507,313

Barclays Capital	–	(2,944)	(2,944)	–	–	(2,944)

Citibank N.A.	–	(687)	(687)	–	–	(687)

Deutsche Bank AG	1,733	(10)	1,723	–	–	1,723

JP Morgan Chase Bank	562,684	(192,535)	370,149	–	–	370,149

Morgan Stanley & Co.	375,677	(185,108)	190,569	–	–	190,569

UBS	3,504	(1,478)	2,026	–	–	2,026

Total	$1,466,928	$(398,779)	$1,068,149	$–	$–	$1,068,149

Effect of Derivative Investments for the six months ended August 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$1,749,319	$-	$1,749,319

Futures contracts	-	(862,784)	(862,784)

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	419,322	-	419,322

Futures contracts	-	236,239	236,239

Total	$2,168,641	$(626,545)	$1,542,096

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts

Average notional value	$38,770,332	$43,288,163

25	Invesco Intermediate Bond Factor Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,009.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$2,346,992	$–	$2,346,992

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2022 was $61,010,478 and $37,525,329, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,772,500

Aggregate unrealized (depreciation) of investments	(21,253,090)

Net unrealized appreciation (depreciation) of investments	$(19,480,590)

Cost of investments for tax purposes is $262,258,563.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended August 31, 2022(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	633,403	$6,214,265	1,988,918	$21,596,160

Class C	81,957	802,473	292,538	3,179,090

Class R	290,296	2,852,648	667,931	7,274,119

Class Y	3,360,485	33,020,489	1,935,566	20,924,099

Class R6	481,382	4,707,548	1,217,759	13,202,683

26	Invesco Intermediate Bond Factor Fund

	Summary of Share Activity

	Six months ended August 31, 2022(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	93,501	$910,827	176,075	$1,910,695

Class C	6,512	63,454	13,167	142,961

Class R	14,343	139,788	24,974	271,081

Class Y	42,608	413,485	30,166	326,072

Class R6	17,609	171,345	24,161	261,697

Automatic conversion of Class C shares to Class A shares:
Class A	101,952	996,090	168,348	1,823,223

Class C	(101,944)	(996,090)	(168,348)	(1,823,223)

Reacquired:
Class A	(1,408,312)	(13,772,806)	(3,183,885)	(34,545,466)

Class C	(242,433)	(2,376,375)	(468,259)	(5,081,643)

Class R	(309,541)	(3,037,212)	(694,794)	(7,517,455)

Class Y	(666,056)	(6,484,903)	(795,681)	(8,593,770)

Class R6	(282,125)	(2,750,771)	(380,212)	(4,101,768)

Net increase in share activity	2,113,637	$20,874,255	848,424	$9,248,555

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

27	Invesco Intermediate Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$917.50	$2.51	$1,022.58	$2.65	0.52%
Class C	1,000.00	914.00	6.13	1,018.80	6.46	1.27
Class R	1,000.00	917.30	3.72	1,021.32	3.92	0.77
Class Y	1,000.00	918.60	1.31	1,023.84	1.38	0.27
Class R5	1,000.00	918.70	1.31	1,023.84	1.38	0.27
Class R6	1,000.00	918.60	1.31	1,023.84	1.38	0.27

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

28	Invesco Intermediate Bond Factor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Intermediate Bond Factor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub- advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Aggregate Bond Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year period. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board further considered that the Fund had changed its name, investment strategy and portfolio management team in 2020 in connection with its repositioning as a factor-based fund, and that performance results prior to such date reflected that

29	Invesco Intermediate Bond Factor Fund

of the Fund’s former strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective in 2020 in connection with its repositioning as a factor-based fund. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.E. Profitability and Financial Resources

    The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

30	Invesco Intermediate Bond Factor Fund

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	O-INTI-SAR-1

Semiannual Report to Shareholders	August 31, 2022

Invesco Real Estate Fund

Nasdaq:

A: IARAX ∎ C: IARCX ∎ R: IARRX ∎ Y: IARYX ∎ Investor: REINX ∎ R5: IARIX ∎ R6: IARFX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
17	Fund Expenses
18	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/22 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.15%
Class C Shares	-5.51
Class R Shares	-5.26
Class Y Shares	-5.03
Investor Class Shares	-5.14
Class R5 Shares	-4.98
Class R6 Shares	-4.95
S&P 500 Index▼ (Broad Market Index)	-8.84
FTSE NAREIT All Equity REITs Index▼ (Style-Specific Index)	-6.68
Lipper Real Estate Funds Index∎ (Peer Group Index)	-8.95

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

  The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of US REITs.

  The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds”. Use the Product Finder to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Real Estate Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges

Class A Shares
Inception (12/31/96)	8.48%
10 Years	6.25
5 Years	4.04
1 Year	-13.88

Class C Shares
Inception (5/1/95)	9.57%
10 Years	6.21
5 Years	4.44
1 Year	-10.38

Class R Shares
Inception (4/30/04)	8.30%
10 Years	6.59
5 Years	4.97
1 Year	-9.05

Class Y Shares
Inception (10/3/08)	7.91%
10 Years	7.12
5 Years	5.49
1 Year	-8.64

Investor Class Shares
Inception (9/30/03)	8.74%
10 Years	6.88
5 Years	5.27
1 Year	-8.82

Class R5 Shares
Inception (4/30/04)	9.02%
10 Years	7.26
5 Years	5.62
1 Year	-8.58

Class R6 Shares
10 Years	7.34%
5 Years	5.71
1 Year	-8.48

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class,

Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Funds share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Real Estate Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (“the Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (“the Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors interests in the Fund. The Board of Trustees of the Fund (the Board) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (“the Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid”. Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Programs adequacy and effectiveness of implementation (“the Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (“the Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investor’s interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Real Estate Fund

Schedule of Investments(a)

August 31, 2022

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–99.22%
Apartments–10.41%
AvalonBay Communities, Inc.	343,727	$69,058,192
Equity Residential	455,354	33,322,806
UDR, Inc.	1,611,844	72,323,440
		174,704,438

Data Centers–7.06%
Digital Realty Trust, Inc.	317,986	39,312,609
Equinix, Inc.	120,292	79,076,352
		118,388,961

Diversified–0.00%
BGP Holdings PLC(b)	3,547,941	15,710

Free Standing–5.77%
Agree Realty Corp.	335,640	25,280,405
Essential Properties Realty Trust, Inc.	718,465	16,266,048
Realty Income Corp.	808,720	55,219,401
		96,765,854

Health Care–8.54%
Healthcare Realty Trust, Inc.(c)	1,638,018	39,836,598
Healthpeak Properties, Inc.	734,278	19,274,798
Ventas, Inc.	866,447	41,468,153
Welltower, Inc.	556,837	42,681,556
		143,261,105

Industrial–12.87%
Duke Realty Corp.	561,674	33,054,515
Exeter Industrial Value Fund L.P.(b)(d)	4,185,000	237,549
Prologis, Inc.	820,965	102,218,352
Rexford Industrial Realty, Inc.(c)	955,962	59,470,396
Terreno Realty Corp.	341,488	20,827,353
		215,808,165

Infrastructure REITs–18.54%
American Tower Corp.	628,752	159,734,446
Crown Castle, Inc.	405,389	69,252,603
SBA Communications Corp., Class A	251,920	81,936,980
		310,924,029

Lodging Resorts–0.77%
Hilton Worldwide Holdings, Inc.	25,813	3,287,543
Ryman Hospitality Properties, Inc.(c)(e)	117,367	9,649,915
		12,937,458

Manufactured Homes–5.68%
Equity LifeStyle Properties, Inc.	490,373	34,375,147
Sun Communities, Inc.	396,580	60,958,312
		95,333,459

Office–3.24%
Alexandria Real Estate Equities, Inc.	354,377	54,361,432

	Shares	Value
Self Storage–5.45%
CubeSmart	1,003,562	$46,214,030
Life Storage, Inc.	354,991	45,172,605
		91,386,635

Shopping Centers–6.08%
Brixmor Property Group, Inc.	1,589,894	34,150,923
Federal Realty Investment Trust	150,256	15,216,425
Kimco Realty Corp.	2,187,129	46,104,679
SITE Centers Corp.	506,980	6,570,461
		102,042,488

Single Family Homes–6.00%
American Homes 4 Rent, Class A(c)	649,438	23,094,015
Invitation Homes, Inc.	2,136,189	77,500,937
		100,594,952

Specialty–6.80%
Gaming and Leisure Properties, Inc.	565,501	27,296,733
Lamar Advertising Co., Class A	123,902	11,633,159
Outfront Media, Inc.	667,850	11,820,945
VICI Properties, Inc.	1,918,170	63,280,428
		114,031,265

Timber REITs–2.01%
Weyerhaeuser Co.	988,255	33,758,791
Total Common Stocks & Other Equity Interests (Cost $1,337,343,912)		1,664,314,742

Money Market Funds–0.03%
Invesco Liquid Assets Portfolio, Institutional Class, 2.26%(f)(g) (Cost $435,720)	436,069	436,156
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.25% (Cost $1,337,779,632)		1,664,750,898

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.42%
Invesco Private Government Fund, 2.29%(f)(g)(h)	16,078,965	16,078,965
Invesco Private Prime Fund, 2.37%(f)(g)(h)	41,341,776	41,345,911
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $57,424,876)		57,424,876
TOTAL INVESTMENTS IN SECURITIES–102.67% (Cost $1,395,204,508)		1,722,175,774
OTHER ASSETS LESS LIABILITIES–(2.67)%		(44,775,917)
NET ASSETS–100.00%		$1,677,399,857

Investment Abbreviations:

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Real Estate Fund

Notes to Schedule of Investments:

(a)

Property type classifications used in this report are generally according to FTSE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.

(b)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)	The Fund has a remaining commitment to purchase additional interests, which are subject to the terms of the limited partnership agreements for the following securities:

Security	Remaining Commitment	Percent Ownership
Exeter Industrial Value Fund L.P.	$315,000	1.26%

(e)	Non-income producing security.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2022.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$5,425,636	$58,168,914	$(63,594,550)	$-	$-	$-	$24,655
Invesco Liquid Assets Portfolio, Institutional Class	4,623,479	41,549,224	(45,737,629)	(163)	1,245	436,156	26,085
Invesco Treasury Portfolio, Institutional Class	6,200,726	66,478,758	(72,679,484)	-	-	-	34,947
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	12,633,272	237,449,893	(234,004,200)	-	-	16,078,965	142,945*
Invesco Private Prime Fund	29,477,637	506,048,115	(494,175,087)	3,055	(7,809)	41,345,911	405,976*
Total	$58,360,750	$909,694,904	$(910,190,950)	$2,892	$(6,564)	$57,861,032	$634,608

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Portfolio Composition

By property type, based on total net assets

as of August 31, 2022

Infrastructure REITs	18.54%
Industrial	12.87
Apartments	10.41
Health Care	8.54
Data Centers	7.06
Specialty	6.80
Shopping Centers	6.08
Single Family Homes	6.00
Free Standing	5.77
Manufactured Homes	5.68
Self Storage	5.45
Office	3.24
Timber REITs	2.01
Lodging Resorts	0.77
Diversified	0.00
Money Market Funds Plus Other Assets Less Liabilities	0.78

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Real Estate Fund

Statement of Assets and Liabilities

August 31, 2022

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $1,337,343,912)*	$1,664,314,742

Investments in affiliated money market funds, at value (Cost $57,860,596)	57,861,032

Foreign currencies, at value (Cost $223)	196

Receivable for:
Investments sold	20,588,734

Fund shares sold	1,364,566

Dividends	867,954

Investment for trustee deferred compensation and retirement plans	299,880

Other assets	68,870

Total assets	1,745,365,974

Liabilities:
Payable for:
Investments purchased	6,764,286

Fund shares reacquired	1,775,124

Amount due custodian	377,739

Collateral upon return of securities loaned	57,424,876

Accrued fees to affiliates	1,105,591

Accrued trustees’ and officers’ fees and benefits	14,946

Accrued other operating expenses	176,605

Trustee deferred compensation and retirement plans	326,950

Total liabilities	67,966,117

Net assets applicable to shares outstanding	$1,677,399,857

Net assets consist of:
Shares of beneficial interest	$1,238,867,475

Distributable earnings	438,532,382

$1,677,399,857

Net Assets:
Class A	$743,187,711

Class C	$30,738,282

Class R	$103,642,755

Class Y	$234,686,088

Investor Class	$30,522,160

Class R5	$241,526,227

Class R6	$293,096,634

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	37,187,566

Class C	1,549,887

Class R	5,177,622

Class Y	11,750,416

Investor Class	1,532,396

Class R5	12,090,656

Class R6	14,675,922

Class A:
Net asset value per share	$19.98

Maximum offering price per share (Net asset value of $19.98 ÷ 94.50%)	$21.14

Class C:
Net asset value and offering price per share	$19.83

Class R:
Net asset value and offering price per share	$20.02

Class Y:
Net asset value and offering price per share	$19.97

Investor Class:
Net asset value and offering price per share	$19.92

Class R5:
Net asset value and offering price per share	$19.98

Class R6:
Net asset value and offering price per share	$19.97

*	At August 31, 2022, securities with an aggregate value of $55,907,172 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Real Estate Fund

Statement of Operations

For the six months ended August 31, 2022

(Unaudited)

Investment income:
Dividends	$26,293,069

Dividends from affiliated money market funds (includes securities lending income of $41,089)	126,776

Total investment income	26,419,845

Expenses:
Advisory fees	6,834,952

Administrative services fees	150,002

Custodian fees	10,578

Distribution fees:
Class A	1,005,636

Class C	174,243

Class R	282,624

Investor Class	38,909

Transfer agent fees – A, C, R, Y and Investor	1,339,052

Transfer agent fees – R5	140,595

Transfer agent fees – R6	58,426

Trustees’ and officers’ fees and benefits	14,074

Registration and filing fees	63,910

Reports to shareholders	75,301

Professional services fees	31,640

Other	16,451

Total expenses	10,236,393

Less: Fees waived and/or expense offset arrangement(s)	(13,002)

Net expenses	10,223,391

Net investment income	16,196,454

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	71,513,236

Affiliated investment securities	(6,564)

71,506,672

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(175,906,484)

Affiliated investment securities	2,892

Foreign currencies	(18)

(175,903,610)

Net realized and unrealized gain (loss)	(104,396,938)

Net increase (decrease) in net assets resulting from operations	$(88,200,484)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Real Estate Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2022 and the year ended February 28, 2022

(Unaudited)

	August 31, 2022	February 28, 2022

Operations:
Net investment income	$16,196,454	$12,089,137

Net realized gain	71,506,672	239,255,576

Change in net unrealized appreciation (depreciation)	(175,903,610)	113,833,169

Net increase (decrease) in net assets resulting from operations	(88,200,484)	365,177,882

Distributions to shareholders from distributable earnings:
Class A	(3,188,552)	(50,935,385)

Class C	(5,368)	(2,081,738)

Class R	(301,710)	(6,621,764)

Class Y	(1,411,660)	(19,059,695)

Investor Class	(136,331)	(1,848,651)

Class R5	(1,602,205)	(18,230,861)

Class R6	(1,992,110)	(23,020,346)

Total distributions from distributable earnings	(8,637,936)	(121,798,440)

Return of capital:
Class A	–	(1,296,414)

Class C	–	(52,984)

Class R	–	(168,535)

Class Y	–	(485,102)

Investor Class	–	(47,051)

Class R5	–	(464,007)

Class R6	–	(585,907)

Total return of capital	–	(3,100,000)

Total distributions	(8,637,936)	(124,898,440)

Share transactions–net:
Class A	(47,254,311)	(76,686,465)

Class C	(4,906,786)	(6,390,505)

Class R	(5,282,524)	(2,326,304)

Class Y	(50,510,193)	4,676,831

Investor Class	(790,979)	2,011,607

Class R5	(27,279,177)	5,285,773

Class R6	(31,457,813)	(21,903,084)

Net increase (decrease) in net assets resulting from share transactions	(167,481,783)	(95,332,147)

Net increase (decrease) in net assets	(264,320,203)	144,947,295

Net assets:
Beginning of period	1,941,720,060	1,796,772,765

End of period	$1,677,399,857	$1,941,720,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Real Estate Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/22	$21.15	$0.17	$(1.26)	$(1.09)	$(0.08)	$–	$–	$(0.08)	$19.98	(5.15)%		$743,188	1.23	%(d)	1.23	%(d)	1.59	%(d)	23%
Year ended 02/28/22	18.67	0.10	3.73	3.83	(0.21)	(1.11)	(0.03)	(1.35)	21.15	20.12		834,552	1.23		1.23		0.45		59
Year ended 02/28/21	20.72	0.17	(0.89)	(0.72)	(0.28)	(1.05)	–	(1.33)	18.67	(2.59)		804,058	1.28		1.28		0.98		156
Year ended 02/29/20	20.94	0.30	1.44	1.74	(0.35)	(1.61)	–	(1.96)	20.72	8.11		627,197	1.23		1.23		1.33		59
Year ended 02/28/19	19.32	0.32	2.70	3.02	(0.28)	(1.12)	–	(1.40)	20.94	15.98		661,325	1.27		1.27		1.54		47
Year ended 02/28/18	21.64	0.30	(1.35)	(1.05)	(0.25)	(1.02)	–	(1.27)	19.32	(5.38)		659,464	1.27		1.27		1.38		44
Class C
Six months ended 08/31/22	20.99	0.09	(1.25)	(1.16)	(0.00)	–	–	–	19.83	(5.51)		30,738	1.98	(d)	1.98	(d)	0.84	(d)	23
Year ended 02/28/22	18.53	(0.07)	3.71	3.64	(0.04)	(1.11)	(0.03)	(1.18)	20.99	19.25		37,459	1.98		1.98		(0.30)		59
Year ended 02/28/21	20.56	0.04	(0.88)	(0.84)	(0.14)	(1.05)	–	(1.19)	18.53	(3.33)		38,752	2.03		2.03		0.23		156
Year ended 02/29/20	20.80	0.13	1.42	1.55	(0.18)	(1.61)	–	(1.79)	20.56	7.25		27,928	1.98		1.98		0.58		59
Year ended 02/28/19	19.20	0.16	2.68	2.84	(0.12)	(1.12)	–	(1.24)	20.80	15.10		38,515	2.02		2.02		0.79		47
Year ended 02/28/18	21.50	0.14	(1.34)	(1.20)	(0.08)	(1.02)	–	(1.10)	19.20	(6.04)		76,811	2.02		2.02		0.63		44
Class R
Six months ended 08/31/22	21.18	0.14	(1.24)	(1.10)	(0.06)	–	–	(0.06)	20.02	(5.22)		103,643	1.48	(d)	1.48	(d)	1.34	(d)	23
Year ended 02/28/22	18.70	0.04	3.73	3.77	(0.15)	(1.11)	(0.03)	(1.29)	21.18	19.79		114,999	1.48		1.48		0.20		59
Year ended 02/28/21	20.74	0.13	(0.89)	(0.76)	(0.23)	(1.05)	–	(1.28)	18.70	(2.81)		103,667	1.53		1.53		0.73		156
Year ended 02/29/20	20.97	0.24	1.43	1.67	(0.29)	(1.61)	–	(1.90)	20.74	7.78		60,630	1.48		1.48		1.08		59
Year ended 02/28/19	19.35	0.27	2.70	2.97	(0.23)	(1.12)	–	(1.35)	20.97	15.67		68,733	1.52		1.52		1.29		47
Year ended 02/28/18	21.66	0.24	(1.34)	(1.10)	(0.19)	(1.02)	–	(1.21)	19.35	(5.56)		74,367	1.52		1.52		1.13		44
Class Y
Six months ended 08/31/22	21.14	0.20	(1.26)	(1.06)	(0.11)	–	–	(0.11)	19.97	(5.03)		234,686	0.98	(d)	0.98	(d)	1.84	(d)	23
Year ended 02/28/22	18.66	0.15	3.73	3.88	(0.26)	(1.11)	(0.03)	(1.40)	21.14	20.43		296,638	0.98		0.98		0.70		59
Year ended 02/28/21	20.71	0.22	(0.90)	(0.68)	(0.32)	(1.05)	–	(1.37)	18.66	(2.33)		256,699	1.03		1.03		1.23		156
Year ended 02/29/20	20.94	0.36	1.42	1.78	(0.40)	(1.61)	–	(2.01)	20.71	8.33		204,951	0.98		0.98		1.58		59
Year ended 02/28/19	19.32	0.37	2.70	3.07	(0.33)	(1.12)	–	(1.45)	20.94	16.28		188,940	1.02		1.02		1.79		47
Year ended 02/28/18	21.63	0.35	(1.34)	(0.99)	(0.30)	(1.02)	–	(1.32)	19.32	(5.09)		191,203	1.02		1.02		1.63		44
Investor Class
Six months ended 08/31/22	21.08	0.17	(1.24)	(1.07)	(0.09)	–	–	(0.09)	19.92	(5.10	)(e)	30,522	1.22	(d)(e)	1.22	(d)(e)	1.60	(d)(e)	23
Year ended 02/28/22	18.61	0.11	3.71	3.82	(0.21)	(1.11)	(0.03)	(1.35)	21.08	20.17	(e)	33,026	1.16	(e)	1.16	(e)	0.52	(e)	59
Year ended 02/28/21	20.65	0.18	(0.89)	(0.71)	(0.28)	(1.05)	–	(1.33)	18.61	(2.53	)(e)	27,546	1.23	(e)	1.23	(e)	1.03	(e)	156
Year ended 02/29/20	20.89	0.30	1.42	1.72	(0.35)	(1.61)	–	(1.96)	20.65	8.06	(e)	37,537	1.22	(e)	1.22	(e)	1.34	(e)	59
Year ended 02/28/19	19.27	0.32	2.70	3.02	(0.28)	(1.12)	–	(1.40)	20.89	16.05	(e)	32,447	1.23	(e)	1.23	(e)	1.58	(e)	47
Year ended 02/28/18	21.58	0.30	(1.34)	(1.04)	(0.25)	(1.02)	–	(1.27)	19.27	(5.33	)(e)	32,868	1.23	(e)	1.23	(e)	1.42	(e)	44
Class R5
Six months ended 08/31/22	21.14	0.21	(1.25)	(1.04)	(0.12)	–	–	(0.12)	19.98	(4.93)		241,526	0.87	(d)	0.87	(d)	1.95	(d)	23
Year ended 02/28/22	18.66	0.18	3.73	3.91	(0.29)	(1.11)	(0.03)	(1.43)	21.14	20.58		283,546	0.86		0.86		0.82		59
Year ended 02/28/21	20.71	0.25	(0.91)	(0.66)	(0.34)	(1.05)	–	(1.39)	18.66	(2.22)		247,114	0.87		0.87		1.39		156
Year ended 02/29/20	20.94	0.38	1.43	1.81	(0.43)	(1.61)	–	(2.04)	20.71	8.47		268,267	0.87		0.87		1.69		59
Year ended 02/28/19	19.32	0.40	2.69	3.09	(0.35)	(1.12)	–	(1.47)	20.94	16.41		258,447	0.88		0.88		1.93		47
Year ended 02/28/18	21.63	0.38	(1.34)	(0.96)	(0.33)	(1.02)	–	(1.35)	19.32	(4.96)		258,599	0.89		0.89		1.76		44
Class R6
Six months ended 08/31/22	21.14	0.21	(1.25)	(1.04)	(0.13)	–	–	(0.13)	19.97	(4.95)		293,097	0.81	(d)	0.81	(d)	2.01	(d)	23
Year ended 02/28/22	18.66	0.20	3.72	3.92	(0.30)	(1.11)	(0.03)	(1.44)	21.14	20.67		341,500	0.78		0.78		0.90		59
Year ended 02/28/21	20.71	0.26	(0.90)	(0.64)	(0.36)	(1.05)	–	(1.41)	18.66	(2.13)		318,936	0.79		0.79		1.47		156
Year ended 02/29/20	20.93	0.40	1.44	1.84	(0.45)	(1.61)	–	(2.06)	20.71	8.60		202,467	0.79		0.79		1.77		59
Year ended 02/28/19	19.31	0.41	2.70	3.11	(0.37)	(1.12)	–	(1.49)	20.93	16.52		160,145	0.80		0.80		2.01		47
Year ended 02/28/18	21.63	0.40	(1.35)	(0.95)	(0.35)	(1.02)	–	(1.37)	19.31	(4.93)		100,866	0.80		0.80		1.85		44

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $630,639,314 and sold of $40,029,958 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Oppenheimer Real Estate Fund into the Fund.

(d)	Annualized.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24%, 0.18%, 0.20%, 0.24%, 0.21% and 0.21% for the six months ended August 31, 2022 and the years ended February 28, 2022, February 28, 2021, February 29, 2020, February 28, 2019 and February 28, 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Real Estate Fund

Notes to Financial Statements

August 31, 2022

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

11	Invesco Real Estate Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for

12	Invesco Real Estate Fund

return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended August 31, 2022, the Fund paid the Adviser $2,970 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%

For the six months ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.73%.

13	Invesco Real Estate Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2022, the Adviser waived advisory fees of $9,036.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The Fund pursuant to the Class C Plan and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and at the annual rate of 0.50% of the average daily net assets of Class R shares, respectively. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2022, IDI advised the Fund that IDI retained $35,552 in front-end sales commissions from the sale of Class A shares and $919 and $1,716 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,664,061,483	$–	$253,259	$1,664,314,742
Money Market Funds	436,156	57,424,876	–	57,861,032
Total Investments	$1,664,497,639	$57,424,876	$253,259	$1,722,175,774

14	Invesco Real Estate Fund

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,966.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of February 28, 2022.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2022 was $421,751,452 and $581,410,882, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$357,884,992

Aggregate unrealized (depreciation) of investments	(46,558,834)

Net unrealized appreciation of investments	$311,326,158

Cost of investments for tax purposes is $1,410,849,616.

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended August 31, 2022(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	1,614,053	$34,403,530	4,599,639	$101,285,343

Class C	147,571	3,148,692	370,164	8,176,178

Class R	424,829	9,007,503	1,139,728	25,110,708

Class Y	1,130,841	24,068,345	4,501,276	96,972,828

Investor Class	124,769	2,622,377	286,467	6,272,646

Class R5	1,487,254	31,752,720	4,256,177	94,533,039

Class R6	1,427,354	30,312,982	4,575,867	100,428,834

Issued as reinvestment of dividends:
Class A	145,443	3,007,134	2,220,547	49,862,674

Class C	246	5,045	91,442	2,050,259

Class R	14,556	301,445	301,053	6,783,408

Class Y	41,008	850,831	589,585	13,217,508

Investor Class	6,398	131,840	81,551	1,825,391

Class R5	77,611	1,601,843	834,764	18,689,560

Class R6	95,040	1,964,171	1,045,576	23,381,188

15	Invesco Real Estate Fund

	Summary of Share Activity

	Six months ended August 31, 2022(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	114,923	$2,448,710	297,883	$6,499,848

Class C	(115,727)	(2,448,710)	(299,945)	(6,499,848)

Reacquired:
Class A	(4,145,982)	(87,113,685)	(10,733,231)	(234,334,330)

Class C	(267,147)	(5,611,813)	(468,088)	(10,117,094)

Class R	(690,320)	(14,591,472)	(1,556,998)	(34,220,420)

Class Y	(3,455,039)	(75,429,369)	(4,816,165)	(105,513,505)

Investor Class	(165,167)	(3,545,196)	(281,795)	(6,086,430)

Class R5	(2,885,836)	(60,633,740)	(4,920,442)	(107,936,826)

Class R6	(3,004,065)	(63,734,966)	(6,559,846)	(145,713,106)

Net increase (decrease) in share activity	(7,877,387)	$(167,481,783)	(4,444,791)	$(95,332,147)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 23% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

16	Invesco Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/22)	(08/31/22)[1]	Period[2]	(08/31/22)	Period[2]	Ratio
Class A	$1,000.00	$948.50	$6.04	$1,019.00	$6.26	1.23%
Class C	1,000.00	944.90	9.71	1,015.22	10.06	1.98
Class R	1,000.00	947.40	7.26	1,017.74	7.53	1.48
Class Y	1,000.00	949.70	4.82	1,020.27	4.99	0.98
Investor Class	1,000.00	948.60	5.99	1,019.06	6.21	1.22
Class R5	1,000.00	950.20	4.28	1,020.82	4.43	0.87
Class R6	1,000.00	950.50	3.98	1,021.12	4.13	0.81

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

17	Invesco Real Estate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Real Estate Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the FTSE NAREIT All Equity REITs Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual

18	Invesco Real Estate Fund

management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2021.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

19	Invesco Real Estate Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519                          Invesco Distributors, Inc.                                                                                       REA-SAR-1

Semiannual Report to Shareholders	August 31, 2022

Invesco Short Duration Inflation Protected Fund

Nasdaq:

A: LMTAX ∎ A2: SHTIX ∎ Y: LMTYX ∎ R5: ALMIX ∎ R6: SDPSX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

7	Financial Statements

10	Financial Highlights

11	Notes to Financial Statements

15	Fund Expenses

16	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/22 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.45%
Class A2 Shares	-2.39
Class Y Shares	-2.31
Class R5 Shares	-2.32
Class R6 Shares	-2.32
ICE BofA 1-5 Year US Inflation-Linked Treasury Index▼ (Broad Market/Style- Specific Index)	-1.83
Lipper Inflation Protected Bond Funds Index∎ (Peer Group Index)	-5.74

Source(s):▼RIMES Technologies Corp.; ∎Lipper Inc.
The ICE BofA 1-5 Year US Inflation-Linked Treasury Index is composed of US Treasury Inflation-Protected Securities with maturities between one and five years.
The Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Short Duration Inflation Protected Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges
Class A Shares
Inception (10/31/02)	1.54%
10 Years	1.16
5 Years	1.85
1 Year	-3.82

Class A2 Shares
Inception (12/15/87)	3.65%
10 Years	1.39
5 Years	2.25
1 Year	-2.27

Class Y Shares
Inception (10/3/08)	1.44%
10 Years	1.61
5 Years	2.62
1 Year	-1.05

Class R5 Shares
Inception (7/13/87)	3.89%
10 Years	1.61
5 Years	2.62
1 Year	-1.15

Class R6 Shares
10 Years	1.61%
5 Years	2.63
1 Year	-1.14

Class R6 shares incepted on December 31, 2015. Performance shown prior to that date is that of Class A2 shares at net asset value and restated to reflect the 12b-1 fees applicable to Class A2 shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Short Duration Inflation Protected Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Short Duration Inflation Protected Fund

Schedule of Investments

August 31, 2022

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities–99.53%
U.S. Treasury Inflation – Indexed Notes-99.53%(a)
U.S. Treasury Inflation - Indexed Notes	0.62%	01/15/2024	$47,419	$46,975,490

U.S. Treasury Inflation - Indexed Notes	0.50%	04/15/2024	34,806	34,438,060

U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2024	47,006	46,295,209

U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2024	37,303	36,712,610

U.S. Treasury Inflation - Indexed Notes	0.25 - 2.37%	01/15/2025	87,649	88,249,803

U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2025	37,502	36,697,672

U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2025	46,572	45,994,788

U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2025	36,008	35,305,769

U.S. Treasury Inflation - Indexed Notes	0.62 - 2.00%	01/15/2026	75,577	76,332,089

U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2026	41,372	40,362,472

U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2026	41,891	41,030,312

U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2026	38,152	37,269,627

U.S. Treasury Inflation - Indexed Notes	0.37 - 2.37%	01/15/2027	65,184	65,998,914

U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2027	38,858	37,726,629

U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2027	41,134	40,530,177

Total U.S. Treasury Securities (Cost $742,808,053)				709,919,621

	Shares
Money Market Funds–0.26%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(b)(c)	654,466	654,466

Invesco Liquid Assets Portfolio, Institutional Class, 2.26%(b)(c)	467,378	467,472

Invesco Treasury Portfolio, Institutional Class, 2.14%(b)(c)	747,961	747,961

Total Money Market Funds (Cost $1,869,899)		1,869,899

TOTAL INVESTMENTS IN SECURITIES-99.79% (Cost $744,677,952)		711,789,520

OTHER ASSETS LESS LIABILITIES-0.21%		1,518,641

NET ASSETS-100.00%		$713,308,161

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 1H.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2022.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ 516,175	$33,642,081	$(33,503,790)	$-	$ -	$ 654,466	$1,536

Invesco Liquid Assets Portfolio, Institutional Class	368,666	24,030,058	(23,931,332)	-	80	467,472	1,638

Invesco Treasury Portfolio, Institutional Class	589,914	38,448,093	(38,290,046)	-	-	747,961	2,390

Total	$1,474,755	$96,120,232	$(95,725,168)	$-	$80	$1,869,899	$5,564

(c)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Short Duration Inflation Protected Fund

Portfolio Composition

By U.S. Treasury Securities

as of August 31, 2022

Maturity Date	Coupon Rate	% of Total Net Assets

1/15/2024	0.62%	6.59%

4/15/2024	0.50	4.83

7/15/2024	0.13	6.49

10/15/2024	0.13	5.15

1/15/2025	2.37	5.86

1/15/2025	0.25	6.51

4/15/2025	0.13	5.14

7/15/2025	0.37	6.45

10/15/2025	0.13	4.95

1/15/2026	0.62	6.70

1/15/2026	2.00	4.00

4/15/2026	0.13	5.66

7/15/2026	0.13	5.75

10/15/2026	0.13	5.22

1/15/2027	0.37	5.92

1/15/2027	2.37	3.34

4/15/2027	0.13	5.29

7/15/2027	0.37	5.68

Money Market Funds Plus Other Assets Less Liabilities		0.47

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Short Duration Inflation Protected Fund

Statement of Assets and Liabilities

August 31, 2022

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $ 742,808,053)	$709,919,621

Investments in affiliated money market funds, at value (Cost $ 1,869,899)	1,869,899

Receivable for:
Fund shares sold	1,574,216

Dividends	1,398

Interest	612,689

Investment for trustee deferred compensation and retirement plans	71,615

Other assets	99,601

Total assets	714,149,039

Liabilities:
Payable for:
Fund shares reacquired	500,776

Accrued fees to affiliates	135,314

Accrued trustees’ and officers’ fees and benefits	1,228

Accrued other operating expenses	123,376

Trustee deferred compensation and retirement plans	80,184

Total liabilities	840,878

Net assets applicable to shares outstanding	$713,308,161

Net assets consist of:
Shares of beneficial interest	$744,923,759

Distributable earnings (loss)	(31,615,598)

$713,308,161

Net Assets:
Class A	$203,728,150

Class A2	$12,667,615

Class Y	$159,479,245

Class R5	$31,740,043

Class R6	$305,693,108

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	19,870,487

Class A2	1,234,161

Class Y	15,531,925

Class R5	3,092,410

Class R6	29,785,393

Class A:
Net asset value per share	$10.25

Maximum offering price per share (Net asset value of $10.25 ÷ 97.50%)	$10.51

Class A2:
Net asset value per share	$10.26

Maximum offering price per share (Net asset value of $10.26 ÷ 99.00%)	$10.36

Class Y:
Net asset value and offering price per share	$10.27

Class R5:
Net asset value and offering price per share	$10.26

Class R6:
Net asset value and offering price per share	$10.26

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Short Duration Inflation Protected Fund

Statement of Operations

For the six months ended August 31, 2022

(Unaudited)

Investment income:

Treasury Inflation-Protected Securities inflation adjustments	$36,936,455

Dividends from affiliated money market funds	5,564

Total investment income	36,942,019

Expenses:
Advisory fees	654,044

Administrative services fees	43,377

Custodian fees	4,852

Distribution fees:
Class A	217,475

Class A2	9,952

Transfer agent fees – A, A2, and Y	192,568

Transfer agent fees – R5	5,069

Transfer agent fees – R6	54,897

Trustees’ and officers’ fees and benefits	9,467

Registration and filing fees	62,398

Licensing fees	58,334

Reports to shareholders	6,290

Professional services fees	20,299

Other	7,589

Total expenses	1,346,611

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(123,721)

Net expenses	1,222,890

Net investment income	35,719,129

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(1,142,917)

Affiliated investment securities	80

(1,142,837)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(50,349,342)

Net realized and unrealized gain (loss)	(51,492,179)

Net increase (decrease) in net assets resulting from operations	$(15,773,050)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Duration Inflation Protected Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2022 and the year ended February 28, 2022

(Unaudited)

	August 31, 2022	February 28, 2022

Operations:
Net investment income	$35,719,129	$31,008,510

Net realized gain (loss)	(1,142,837)	3,855,794

Change in net unrealized appreciation (depreciation)	(50,349,342)	(7,537,836)

Net increase (decrease) in net assets resulting from operations	(15,773,050)	27,326,468

Distributions to shareholders from distributable earnings:
Class A	(5,784,327)	(4,781,414)

Class A2	(451,500)	(605,908)

Class Y	(4,761,108)	(2,935,679)

Class R5	(1,030,754)	(813,165)

Class R6	(11,305,071)	(15,207,317)

Total distributions from distributable earnings	(23,332,760)	(24,343,483)

Share transactions–net:
Class A	86,849,799	51,098,411

Class A2	(335,350)	(1,938,647)

Class Y	67,024,816	67,294,355

Class R5	5,179,617	23,874,708

Class R6	2,169,639	(72,679,696)

Net increase in net assets resulting from share transactions	160,888,521	67,649,131

Net increase in net assets	121,782,711	70,632,116

Net assets:
Beginning of period	591,525,450	520,893,334

End of period	$713,308,161	$591,525,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Duration Inflation Protected Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/22	$10.87	$0.55	$(0.81)	$(0.26)	$(0.36)	$–	$(0.36)	$10.25	(2.45)%	$203,728	0.55	%(d)	0.63	%(d)	10.39	%(d)	22%
Year ended 02/28/22	10.82	0.57	(0.07)	0.50	(0.45)	–	(0.45)	10.87	4.65	126,718	0.55		0.61		5.23		53
Year ended 02/28/21	10.43	0.09	0.40	0.49	(0.09)	(0.01)	(0.10)	10.82	4.76	76,073	0.55		0.67		0.87		49
Year ended 02/29/20	10.16	0.22	0.24	0.46	(0.16)	(0.03)	(0.19)	10.43	4.61	45,383	0.55		0.66		2.17		45
Year ended 02/28/19	10.29	0.20	(0.08)	0.12	(0.25)	–	(0.25)	10.16	1.23	46,384	0.55		0.67		1.97		37
Year ended 02/28/18	10.58	0.20	(0.29)	(0.09)	(0.20)	–	(0.20)	10.29	(0.86)	45,609	0.55		0.65		2.02		48
Class A2
Six months ended 08/31/22	10.88	0.56	(0.82)	(0.26)	(0.36)	–	(0.36)	10.26	(2.39)	12,668	0.45	(d)	0.53	(d)	10.49	(d)	22
Year ended 02/28/22	10.84	0.59	(0.09)	0.50	(0.46)	–	(0.46)	10.88	4.66	13,778	0.45		0.51		5.33		53
Year ended 02/28/21	10.45	0.10	0.40	0.50	(0.09)	(0.02)	(0.11)	10.84	4.86	15,618	0.45		0.57		0.97		49
Year ended 02/29/20	10.17	0.23	0.25	0.48	(0.17)	(0.03)	(0.20)	10.45	4.81	16,641	0.45		0.56		2.27		45
Year ended 02/28/19	10.30	0.21	(0.08)	0.13	(0.26)	–	(0.26)	10.17	1.33	17,255	0.45		0.57		2.07		37
Year ended 02/28/18	10.59	0.22	(0.30)	(0.08)	(0.21)	–	(0.21)	10.30	(0.76)	19,826	0.45		0.55		2.12		48
Class Y
Six months ended 08/31/22	10.89	0.56	(0.81)	(0.25)	(0.37)	–	(0.37)	10.27	(2.31)	159,479	0.30	(d)	0.38	(d)	10.64	(d)	22
Year ended 02/28/22	10.84	0.60	(0.07)	0.53	(0.48)	–	(0.48)	10.89	4.91	100,465	0.30		0.36		5.48		53
Year ended 02/28/21	10.45	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.84	5.02	33,512	0.30		0.42		1.12		49
Year ended 02/29/20	10.18	0.25	0.24	0.49	(0.19)	(0.03)	(0.22)	10.45	4.86	17,906	0.30		0.41		2.42		45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.48	9,843	0.30		0.42		2.22		37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	–	(0.23)	10.31	(0.51)	12,778	0.30		0.40		2.27		48
Class R5
Six months ended 08/31/22	10.88	0.56	(0.81)	(0.25)	(0.37)	–	(0.37)	10.26	(2.32)	31,740	0.29	(d)	0.29	(d)	10.65	(d)	22
Year ended 02/28/22	10.83	0.60	(0.07)	0.53	(0.48)	–	(0.48)	10.88	4.91	28,283	0.30		0.34		5.48		53
Year ended 02/28/21	10.44	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.83	5.02	4,640	0.30		0.34		1.12		49
Year ended 02/29/20	10.18	0.25	0.23	0.48	(0.19)	(0.03)	(0.22)	10.44	4.81	2,340	0.29		0.29		2.43		45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.50	2,976	0.28		0.28		2.24		37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	–	(0.23)	10.31	(0.50)	723	0.29		0.29		2.28		48
Class R6
Six months ended 08/31/22	10.88	0.57	(0.82)	(0.25)	(0.37)	–	(0.37)	10.26	(2.32)	305,693	0.29	(d)	0.29	(d)	10.65	(d)	22
Year ended 02/28/22	10.84	0.61	(0.09)	0.52	(0.48)	–	(0.48)	10.88	4.84	322,282	0.28		0.28		5.50		53
Year ended 02/28/21	10.45	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.84	5.05	391,051	0.27		0.27		1.15		49
Year ended 02/29/20	10.18	0.25	0.24	0.49	(0.19)	(0.03)	(0.22)	10.45	4.92	467,061	0.26		0.26		2.46		45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.52	624,598	0.27		0.27		2.25		37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	–	(0.23)	10.31	(0.48)	709,402	0.26		0.26		2.31		48

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Duration Inflation Protected Fund

Notes to Financial Statements

August 31, 2022

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Short Duration Inflation Protected Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

The Fund currently consists of five different classes of shares: Class A, Class A2, Class Y, Class R5 and Class R6. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y, Class R5 and Class R6 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

Securities for which market quotations are not readily available and not reliable are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is unreliable in the Adviser’s judgment, the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

11	Invesco Short Duration Inflation Protected Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

I.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.200%

Over $500 million	0.175%

For the six months ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.19%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class Y, Class R5 and Class R6 shares to 0.55%, 0.45%, 0.30%, 0.30% and 0.30%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

The Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2022, the Adviser waived advisory fees of $757 and reimbursed class level expenses of $65,750, $5,057, $51,824, $0 and $0 of Class A, Class A2, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.15% of the Fund’s average daily net assets of Class A2 shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes.

12	Invesco Short Duration Inflation Protected Fund

Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2022, IDI advised the Fund that IDI retained $26,432 and $56 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively, and $35,322 and $0 from Class A and Class A2 shares, respectively, for CDSC was imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$709,919,621	$–	$709,919,621

Money Market Funds	1,869,899	–	–	1,869,899

Total Investments	$1,869,899	$709,919,621	$–	$711,789,520

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $333.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

13	Invesco Short Duration Inflation Protected Fund

The Fund had a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$225,750	$15,847,149	$16,072,899

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of long-term U.S. government obligations (other than short-term securities and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2022 was $282,454,509 and $147,072,299, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$–

Aggregate unrealized (depreciation) of investments	(33,235,540)

Net unrealized appreciation (depreciation) of investments	$(33,235,540)

Cost of investments for tax purposes is $745,025,060.

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended August 31, 2022(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	10,745,789	$113,415,651	7,903,870	$86,807,110

Class A2	11,846	128,042	11,088	121,581

Class Y	10,742,335	113,328,730	9,681,062	106,438,352

Class R5	695,451	7,318,425	2,344,506	25,790,989

Class R6	3,982,366	42,088,070	6,007,248	66,233,446

Issued as reinvestment of dividends:
Class A	497,643	5,180,578	395,658	4,281,458

Class A2	37,880	396,190	48,672	527,752

Class Y	375,150	3,911,854	226,566	2,452,625

Class R5	23,768	248,416	20,290	219,723

Class R6	1,068,278	11,165,750	1,398,568	15,171,414

Reacquired:
Class A	(3,027,669)	(31,746,430)	(3,672,740)	(39,990,157)

Class A2	(81,366)	(859,582)	(235,202)	(2,587,980)

Class Y	(4,812,349)	(50,215,768)	(3,772,445)	(41,596,622)

Class R5	(225,284)	(2,387,224)	(194,536)	(2,136,004)

Class R6	(4,876,017)	(51,084,181)	(13,881,330)	(154,084,556)

Net increase in share activity	15,157,821	$160,888,521	6,281,275	$67,649,131

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14	Invesco Short Duration Inflation Protected Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]
Class A	$1,000.00	$975.50	$2.74	$1,022.43	$2.80	0.55%
Class A2	1,000.00	976.10	2.24	1,022.94	2.29	0.45
Class Y	1,000.00	976.90	1.49	1,023.69	1.53	0.30
Class R5	1,000.00	976.80	1.44	1,023.74	1.48	0.29
Class R6	1,000.00	976.80	1.44	1,023.74	1.48	0.29

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

15	Invesco Short Duration Inflation Protected Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Duration Inflation Protected Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that

Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Ice BofA 1-5 Year US Inflation-Linked Treasury Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund primarily seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board acknowledged limitations

16	Invesco Short Duration Inflation Protected Fund

regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds and specifically that the Fund’s peer group includes funds that are actively managed or may track a different index than the Fund. The Board noted that because the Fund is primarily passively managed using an indexing approach, it may lag its actively managed peers. The Board considered that Fund’s shorter duration than its from relative Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the

Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

17	Invesco Short Duration Inflation Protected Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 003-39519	Invesco Distributors, Inc.	SDIP-SAR-1

Semiannual Report to Shareholders	August 31, 2022

Invesco Short Term Bond Fund

Nasdaq:

A: STBAX ∎ C: STBCX ∎ R: STBRX ∎ Y: STBYX ∎ R5: ISTBX ∎ R6: ISTFX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

20	Financial Statements

23	Financial Highlights

24	Notes to Financial Statements

30	Fund Expenses

31	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/22 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.89%
Class C Shares	-3.06
Class R Shares	-3.05
Class Y Shares	-2.93
Class R5 Shares	-2.80
Class R6 Shares	-2.76
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	-7.76
Bloomberg 1-3 Year Government/Credit Index▼ (Style-Specific Index)	-2.23
Lipper Short Investment Grade Debt Funds Index∎ (Peer Group Index)	-2.39

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

    The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Bloomberg 1-3 Year Government/Credit Index is an unmanaged index considered representative of short-term US corporate and US government bonds with maturities of one to three years.

    The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment-grade debt funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Short Term Bond Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges
Class A Shares
Inception (4/30/04)	1.54%
10 Years	0.95
5 Years	0.27
1 Year	-7.67
Class C Shares
Inception (8/30/02)	1.68%
10 Years	0.91
5 Years	0.41
1 Year	-6.10
Class R Shares
Inception (4/30/04)	1.38%
10 Years	0.86
5 Years	0.42
1 Year	-5.64
Class Y Shares
Inception (10/3/08)	1.85%
10 Years	1.35
5 Years	0.90
1 Year	-5.17
Class R5 Shares
Inception (4/30/04)	1.93%
10 Years	1.43
5 Years	0.98
1 Year	-5.04
Class R6 Shares
10 Years	1.45%
5 Years	1.02
1 Year	-5.08

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 0.50% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Short Term Bond Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Short Term Bond Fund

Schedule of Investments(a)

August 31, 2022

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–66.85%
Advertising–0.22%
Interpublic Group of Cos., Inc. (The), 4.20%, 04/15/2024	$2,107,000	$2,094,295

WPP Finance 2010 (United Kingdom), 3.75%, 09/19/2024	3,600,000	3,547,584

		5,641,879

Aerospace & Defense–0.77%
Boeing Co. (The),
2.75%, 02/01/2026(b)	9,969,000	9,331,631

2.20%, 02/04/2026	6,614,000	6,054,961

Textron, Inc., 4.30%, 03/01/2024	3,906,000	3,921,405

		19,307,997

Agricultural & Farm Machinery–0.35%
Cargill, Inc., 3.63%, 04/22/2027(b)(c)	2,589,000	2,533,518

CNH Industrial Capital LLC, 3.95%, 05/23/2025	6,474,000	6,375,885

		8,909,403

Airlines–1.61%
American Airlines Pass-Through Trust, Series 2021-1, Class B, 3.95%, 07/11/2030	3,254,000	2,717,426

British Airways Pass-Through Trust (United Kingdom), Series 2019-1, Class A, 3.35%, 06/15/2029(c)	842,469	731,326

Delta Air Lines Pass-Through Trust, Series 2019-1, Class A, 3.40%, 04/25/2024	1,759,000	1,674,146

Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/2025(c)	26,177,000	25,656,666

United Airlines Pass-Through Trust, Series 2016-2, Class B, 3.65%, 10/07/2025	2,139,979	1,945,780

Series 2020-1, Class A, 5.88%, 10/15/2027	6,476,862	6,491,085

United Airlines, Inc., 4.38%, 04/15/2026(c)	1,404,000	1,281,978

		40,498,407

Apparel Retail–0.42%
Ross Stores, Inc.,
3.38%, 09/15/2024	2,438,000	2,398,612

4.60%, 04/15/2025	8,029,000	8,101,760

		10,500,372

Apparel, Accessories & Luxury Goods–0.12%
Hanesbrands, Inc., 4.63%, 05/15/2024(b)(c)	3,232,000	3,117,266

Application Software–0.17%
Workday, Inc., 3.50%, 04/01/2027(b)	4,448,000	4,246,014

Asset Management & Custody Banks–1.18%
Ameriprise Financial, Inc., 3.00%, 04/02/2025	1,421,000	1,384,619

	Principal Amount	Value

Asset Management & Custody Banks–(continued)
Apollo Management Holdings L.P., 4.95%, 01/14/2050(c)(d)	$2,350,000	$2,072,822

Bank of New York Mellon Corp. (The), 4.41%, 07/24/2026(d)	5,580,000	5,607,507

Blackstone Secured Lending Fund, 2.75%, 09/16/2026(b)	9,099,000	8,074,794

Hercules Capital, Inc.,
2.63%, 09/16/2026	2,036,000	1,714,723

3.38%, 01/20/2027	4,294,000	3,698,225

Northern Trust Corp., 4.00%, 05/10/2027	7,027,000	7,005,533

		29,558,223

Automobile Manufacturers–4.98%
BMW US Capital LLC (Germany), 3.25%, 04/01/2025(c)	4,070,000	3,980,687

Daimler Trucks Finance North America LLC (Germany), 3.65%, 04/07/2027(c)	1,693,000	1,608,633

Ford Motor Credit Co. LLC,
3.35%, 11/01/2022	7,350,000	7,340,831

2.30%, 02/10/2025(b)	29,538,000	26,956,379

2.70%, 08/10/2026	10,647,000	9,234,491

General Motors Financial Co., Inc.,
3.40% (SOFR + 1.30%), 04/07/2025(e)	14,243,000	14,063,515

5.00%, 04/09/2027	3,511,000	3,465,975

Harley-Davidson Financial Services, Inc., 3.35%, 06/08/2025(c)	4,545,000	4,360,151

Hyundai Capital America,
5.75%, 04/06/2023(c)	7,029,000	7,087,060

5.88%, 04/07/2025(b)(c)	5,895,000	6,005,179

Kia Corp. (South Korea), 2.75%, 02/14/2027(c)	3,555,000	3,267,729

Nissan Motor Acceptance Co. LLC, 1.13%, 09/16/2024(c)	7,162,000	6,624,217

Nissan Motor Co. Ltd. (Japan), 3.04%, 09/15/2023(c)	6,990,000	6,867,169

Toyota Motor Credit Corp., 3.65%, 08/18/2025	10,000,000	9,908,887

Volkswagen Group of America Finance LLC (Germany),
3.25% (SOFR + 0.95%), 06/07/2024(c)(e)	12,660,000	12,608,413

4.35%, 06/08/2027(c)	1,540,000	1,500,114

		124,879,430

Automotive Retail–0.39%
AutoZone, Inc., 3.63%, 04/15/2025(b)	4,327,000	4,263,311

Lithia Motors, Inc., 4.63%, 12/15/2027(c)	6,000,000	5,564,880

		9,828,191

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Short Term Bond Fund

	Principal Amount	Value

Broadcasting–0.06%
Fox Corp.,
4.03%, 01/25/2024	$1,120,000	$1,117,697

3.05%, 04/07/2025	342,000	330,653

		1,448,350

Cable & Satellite–0.39%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.50%, 02/01/2024	3,510,000	3,511,840

Comcast Corp., 3.30%, 04/01/2027	5,052,000	4,885,633

Sirius XM Radio, Inc., 3.13%, 09/01/2026(c)	1,595,000	1,422,549

		9,820,022

Computer & Electronics Retail–0.44%
Dell International LLC/EMC Corp.,
4.00%, 07/15/2024	8,088,000	8,057,436

5.85%, 07/15/2025	1,899,000	1,967,276

Leidos, Inc., 3.63%, 05/15/2025	1,165,000	1,139,004

		11,163,716

Construction Machinery & Heavy Trucks–0.14%
Wabtec Corp., 4.40%, 03/15/2024	3,511,000	3,501,329

Consumer Finance–1.90%
American Express Co.,
3.38%, 05/03/2024	6,647,000	6,574,926

3.95%, 08/01/2025(b)	14,243,000	14,119,475

Capital One Financial Corp.,
3.20%, 01/30/2023	3,686,000	3,679,987

4.17%, 05/09/2025(d)	10,038,000	9,952,616

4.93%, 05/10/2028(b)(d)	10,528,000	10,418,710

Synchrony Financial, 4.25%, 08/15/2024	3,019,000	2,985,700

		47,731,414

Copper–0.76%
Freeport-McMoRan, Inc.,
4.55%, 11/14/2024	5,496,000	5,520,042

4.38%, 08/01/2028	14,243,000	13,432,927

		18,952,969

Data Processing & Outsourced Services–0.89%
Block, Inc., 2.75%, 06/01/2026(b)	6,014,000	5,355,978

Fidelity National Information Services, Inc., 4.50%, 07/15/2025	9,077,000	9,093,852

Fiserv, Inc., 3.80%, 10/01/2023	3,512,000	3,505,358

Global Payments, Inc., 4.00%, 06/01/2023	4,386,000	4,386,562

		22,341,750

Distillers & Vintners–0.56%
Constellation Brands, Inc.,
3.60%, 05/09/2024	7,499,000	7,436,556

4.35%, 05/09/2027(b)	6,647,000	6,628,812

		14,065,368

	Principal Amount	Value

Diversified Banks–11.53%
Banco del Estado de Chile (Chile), 2.70%, 01/09/2025(c)	$6,415,000	$6,110,826

Banco Santander S.A. (Spain), 5.15%, 08/18/2025	7,000,000	6,969,687

Bank of America Corp.,
3.00%, 12/20/2023(d)	2,439,000	2,430,249

3.86%, 07/23/2024(d)	4,300,000	4,278,317

2.55%, 02/04/2028(d)	5,669,000	5,142,796

Bank of Montreal (Canada),
Series E, 3.30%, 02/05/2024	2,948,000	2,921,362

3.70%, 06/07/2025	6,105,000	6,021,150

Barclays PLC (United Kingdom), 5.30%, 08/09/2026(d)	14,243,000	14,145,166

BBVA Bancomer S.A. (Mexico), 1.88%, 09/18/2025(c)	2,970,000	2,733,410

Citigroup, Inc.,
4.14%, 05/24/2025(b)(d)	14,243,000	14,155,323

3.53% (3 mo. USD LIBOR + 1.25%), 07/01/2026(e)	14,536,000	14,420,810

Series V, 4.70%(b)(d)(f)	3,790,000	3,223,869

Citizens Bank N.A., 4.12%, 05/23/2025(d)	14,243,000	14,123,999

Danske Bank A/S (Denmark),
2.78% (3 mo. USD LIBOR + 1.06%), 09/12/2023(c)(e)	5,898,000	5,894,424

3.24%, 12/20/2025(c)(d)	1,779,000	1,697,840

Development Bank of Kazakhstan JSC (Kazakhstan), 5.75%, 05/12/2025(c)	5,083,000	5,071,650

Federation des Caisses Desjardins du Quebec (Canada), 4.40%, 08/23/2025(c)	14,000,000	13,889,347

HSBC Holdings PLC (United Kingdom),
3.95%, 05/18/2024(d)	2,756,000	2,741,484

2.88% (SOFR + 0.58%), 11/22/2024(e)	2,496,000	2,441,071

4.18%, 12/09/2025(d)	14,243,000	13,962,667

3.00%, 03/10/2026(d)	9,496,000	9,000,652

HSBC USA, Inc., 3.75%, 05/24/2024(b)	14,243,000	14,161,063

ING Groep N.V. (Netherlands),
3.02% (SOFR + 1.01%), 04/01/2027(e)	4,979,000	4,780,965

6.50%(b)(d)(f)	7,693,000	7,361,778

JPMorgan Chase & Co.,
3.56% (SOFR + 1.32%), 04/26/2026(b)(e)	9,116,000	9,114,046

4.08%, 04/26/2026(b)(d)	10,386,000	10,241,067

Series HH, 4.60%(d)(f)	5,180,000	4,566,170

Series V, 5.60%(3 mo. USD LIBOR + 3.32%)(e)(f)	1,390,000	1,377,837

Lloyds Banking Group PLC (United Kingdom), 4.72%, 08/11/2026(d)	8,862,000	8,746,870

Mizuho Financial Group Cayman 3 Ltd. (Japan), 4.60%, 03/27/2024(c)	6,172,000	6,149,592

National Australia Bank Ltd. (Australia), 3.50%, 06/09/2025(b)	9,496,000	9,354,822

NatWest Group PLC (United Kingdom), 5.52%, 09/30/2028(d)	1,900,000	1,902,398

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Short Term Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)
Nordea Bank Abp (Finland),
3.60%, 06/06/2025(b)(c)	$9,496,000	$9,312,285

6.63%(c)(d)(f)	3,278,000	3,229,066

Skandinaviska Enskilda Banken AB (Sweden), 3.70%, 06/09/2025(b)(c)	14,243,000	14,010,763

Svenska Handelsbanken AB (Sweden), 3.65%, 06/10/2025(c)	9,258,000	9,079,319

Swedbank AB (Sweden),
2.97% (SOFR + 0.91%), 04/04/2025(c)(e)	785,000	780,502

3.36%, 04/04/2025(c)	3,641,000	3,556,119

Toronto-Dominion Bank (The) (Canada), 3.77%, 06/06/2025	14,243,000	14,087,861

Wells Fargo & Co., 4.54%, 08/15/2026(d)	6,203,000	6,163,518

		289,352,140

Diversified Capital Markets–2.48%
Credit Suisse AG (Switzerland),
6.50%, 08/08/2023(c)	1,871,000	1,879,938

4.75%, 08/09/2024	15,000,000	14,920,711

3.70%, 02/21/2025(b)	12,187,000	11,790,667

2.95%, 04/09/2025	2,262,000	2,146,083

Credit Suisse Group AG (Switzerland),
2.59%, 09/11/2025(c)(d)	3,449,000	3,192,018

6.37%, 07/15/2026(c)(d)	11,485,000	11,436,277

Deutsche Bank AG (Germany), 3.96%, 11/26/2025(d)	4,748,000	4,553,324

OWL Rock Core Income Corp., 4.70%, 02/08/2027	3,366,000	3,066,832

UBS Group AG (Switzerland), 4.49%, 05/12/2026(c)(d)	9,401,000	9,306,782

		62,292,632

Diversified REITs–0.83%
VICI Properties L.P., 4.38%, 05/15/2025(b)	6,647,000	6,499,204

VICI Properties L.P./VICI Note Co., Inc., 5.63%, 05/01/2024(c)	14,243,000	14,284,091

		20,783,295

Diversified Support Services–0.13%
Cintas Corp. No. 2, 3.45%, 05/01/2025	3,287,000	3,236,300

Education Services–0.40%
Grand Canyon University, 3.25%, 10/01/2023	10,234,000	10,106,075

Electric Utilities–4.90%
Alliant Energy Finance LLC, 3.75%, 06/15/2023(c)	3,510,000	3,488,976

Constellation Energy Generation LLC, 3.25%, 06/01/2025	4,440,000	4,311,853

Duke Energy Corp., 4.30%, 03/15/2028	2,826,000	2,768,222

EDP Finance B.V. (Portugal), 3.63%, 07/15/2024(c)	3,635,000	3,583,362

Eversource Energy, 2.90%, 03/01/2027	14,243,000	13,371,659

Fells Point Funding Trust, 3.05%, 01/31/2027(c)	15,193,000	14,018,441

	Principal Amount	Value

Electric Utilities–(continued)
Mercury Chile Holdco LLC (Chile), 6.50%, 01/24/2027(c)	$4,412,000	$3,933,077

NextEra Energy Capital Holdings, Inc.,
4.20%, 06/20/2024	6,647,000	6,650,918

4.26%, 09/01/2024	8,329,000	8,336,536

4.45%, 06/20/2025	4,747,000	4,762,765

NextEra Energy Operating Partners L.P., 4.25%, 09/15/2024(c)	375,000	367,447

NRG Energy, Inc., 3.75%, 06/15/2024(c)	3,728,000	3,621,317

Pacific Gas and Electric Co., 3.25%, 02/16/2024	33,234,000	32,524,723

Southern Co. (The),
4.48%, 08/01/2024(g)	9,496,000	9,529,128

Series 21-A, 3.75%, 09/15/2051(d)	2,914,000	2,527,895

Tampa Electric Co., 3.88%, 07/12/2024(b)	3,148,000	3,136,118

Virginia Electric & Power Co., Series B, 3.75%, 05/15/2027	3,474,000	3,416,661

Vistra Operations Co. LLC, 3.55%, 07/15/2024(c)	2,632,000	2,539,392

		122,888,490

Electronic Equipment & Instruments–0.07%
Vontier Corp., 1.80%, 04/01/2026	1,954,000	1,711,841

Financial Exchanges & Data–0.16%
Intercontinental Exchange, Inc., 4.00%, 09/15/2027	4,161,000	4,104,240

Food Retail–0.12%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 3.50%, 02/15/2023(c)	2,922,000	2,896,652

Health Care Equipment–0.08%
Becton, Dickinson and Co., 3.36%, 06/06/2024(b)	1,988,000	1,965,610

Health Care Facilities–0.14%
HCA, Inc., 5.38%, 02/01/2025(b)	3,567,000	3,605,399

Health Care REITs–0.32%
Ventas Realty L.P., 2.65%, 01/15/2025	3,730,000	3,574,332

Welltower, Inc., 3.63%, 03/15/2024	4,390,000	4,356,483

		7,930,815

Homebuilding–0.63%
D.R. Horton, Inc., 4.75%, 02/15/2023	4,577,000	4,584,021

Lennar Corp., 4.88%, 12/15/2023	4,748,000	4,778,244

Meritage Homes Corp., 6.00%, 06/01/2025	6,000,000	6,004,110

Toll Brothers Finance Corp., 4.88%, 11/15/2025(b)	477,000	470,012

		15,836,387

Hotels, Resorts & Cruise Lines–0.50%
Expedia Group, Inc., 4.63%, 08/01/2027	12,869,000	12,540,455

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Short Term Bond Fund

	Principal Amount	Value

Housewares & Specialties–0.03%
Newell Brands, Inc., 4.10%, 04/01/2023	$743,000	$741,180

Industrial Machinery–0.13%
Weir Group PLC (The) (United Kingdom), 2.20%, 05/13/2026(c)	3,757,000	3,272,049

Insurance Brokers–0.21%
Marsh & McLennan Cos., Inc., 3.88%, 03/15/2024	2,531,000	2,530,019

Willis North America, Inc., 4.65%, 06/15/2027(b)	2,862,000	2,809,362

		5,339,381

Integrated Oil & Gas–0.61%
BP Capital Markets PLC (United Kingdom), 4.38%(d)(f)	2,849,000	2,734,328

Gray Oak Pipeline LLC, 2.60%, 10/15/2025(c)	5,764,000	5,310,348

Occidental Petroleum Corp., 6.95%, 07/01/2024	7,000,000	7,315,000

		15,359,676

Integrated Telecommunication Services–0.14%
British Telecommunications PLC (United Kingdom), 4.50%, 12/04/2023	3,571,000	3,581,165

Interactive Home Entertainment–0.86%
Take-Two Interactive Software, Inc.,
3.30%, 03/28/2024	9,496,000	9,367,819

3.55%, 04/14/2025	9,496,000	9,279,109

3.70%, 04/14/2027	3,033,000	2,920,736

		21,567,664

Interactive Media & Services–0.94%
Meta Platforms, Inc., 3.50%, 08/15/2027(b)(c)	10,001,000	9,694,211

Tencent Holdings Ltd. (China),
2.99%, 01/19/2023(c)	4,039,000	4,027,014

3.28%, 04/11/2024(c)	10,000,000	9,840,345

		23,561,570

Internet & Direct Marketing Retail–0.42%
Meituan (China), 2.13%, 10/28/2025(b)(c)	5,622,000	4,952,746

Prosus N.V. (China), 3.26%, 01/19/2027(c)	6,310,000	5,465,628

		10,418,374

Internet Services & Infrastructure–0.09%
VeriSign, Inc.,
5.25%, 04/01/2025	1,764,000	1,792,446

4.75%, 07/15/2027(b)	554,000	545,636

		2,338,082

	Principal Amount	Value

Investment Banking & Brokerage–1.15%
Goldman Sachs Group, Inc. (The),
Series FRN, 2.57%(SOFR + 0.79%), 12/09/2026(e)	$10,870,000	$10,426,750

2.59% (SOFR + 0.81%), 03/09/2027(b)(e)	14,542,000	14,025,311

2.62% (SOFR + 0.82%), 09/10/2027(e)	1,000,000	958,867

2.64%, 02/24/2028(d)	3,691,000	3,348,950

		28,759,878

Life & Health Insurance–2.29%
Athene Global Funding, 2.95%, 11/12/2026(c)	5,573,000	5,064,996

Corebridge Financial, Inc., 3.50%, 04/04/2025(c)	9,496,000	9,149,162

Delaware Life Global Funding, Series 22-1, 3.31%, 03/10/2025(c)	6,041,000	5,771,994

Five Corners Funding Trust, 4.42%, 11/15/2023(c)	6,172,000	6,176,629

GA Global Funding Trust,
0.80%, 09/13/2024(c)	7,200,000	6,628,625

3.85%, 04/11/2025(c)	14,243,000	13,796,235

Northwestern Mutual Global Funding, 4.00%, 07/01/2025(c)	10,920,000	10,869,437

		57,457,078

Managed Health Care–0.14%
Humana, Inc., 2.90%, 12/15/2022	3,642,000	3,637,350

Metal & Glass Containers–0.03%
Ball Corp., 4.88%, 03/15/2026	846,000	820,197

Movies & Entertainment–1.80%
Magallanes, Inc.,
3.43%, 03/15/2024(c)	5,113,000	5,000,825

3.53%, 03/15/2024(c)	6,307,000	6,163,494

3.64%, 03/15/2025(c)	3,945,000	3,810,500

3.79%, 03/15/2025(c)	9,496,000	9,157,807

Netflix, Inc.,
5.75%, 03/01/2024(b)	6,120,000	6,205,527

5.88%, 02/15/2025(b)	5,000,000	5,121,450

4.38%, 11/15/2026(b)	10,000,000	9,713,100

		45,172,703

Multi-Utilities–0.40%
Algonquin Power & Utilities Corp. (Canada), 4.75%, 01/18/2082(b)(d)	6,667,000	5,783,056

Dominion Energy, Inc., 3.07%, 08/15/2024(g)	4,389,000	4,303,750

		10,086,806

Office REITs–0.40%
Office Properties Income Trust,
4.25%, 05/15/2024	9,131,000	8,697,424

2.65%, 06/15/2026	1,556,000	1,253,810

		9,951,234

Oil & Gas Equipment & Services–0.15%
Schlumberger Holdings Corp., 3.75%, 05/01/2024(c)	3,689,000	3,664,912

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Term Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–1.29%
Apache Corp., 7.75%, 12/15/2029	$2,027,000	$2,156,616

Canadian Natural Resources Ltd. (Canada), 2.95%, 01/15/2023	3,642,000	3,623,217

Coterra Energy, Inc., 4.38%, 06/01/2024(c)	3,508,000	3,488,737

Devon Energy Corp.,
5.25%, 10/15/2027	8,657,000	8,785,522

5.88%, 06/15/2028	9,496,000	9,784,100

EQT Corp., 3.13%, 05/15/2026(c)	1,899,000	1,789,501

Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates), 2.16%, 03/31/2034(c)	3,044,965	2,664,539

		32,292,232

Oil & Gas Refining & Marketing–0.03%
Phillips 66, 3.70%, 04/06/2023	737,000	737,055

Oil & Gas Storage & Transportation–3.00%
Enbridge, Inc. (Canada), 2.92%(SOFR + 0.63%), 02/16/2024(e)	4,330,000	4,296,276

Energy Transfer L.P.,
4.25%, 03/15/2023	2,774,000	2,775,399

5.88%, 01/15/2024	3,596,000	3,645,403

2.90%, 05/15/2025	3,873,000	3,671,172

5.50%, 06/01/2027	28,060,000	28,373,641

Enterprise Products Operating LLC, Series D, 5.91% (3 mo. USD LIBOR + 2.99%), 08/16/2077(e)	2,375,000	2,118,571

Kinder Morgan, Inc., 3.15%, 01/15/2023	2,983,000	2,977,205

ONEOK Partners L.P., 4.90%, 03/15/2025	3,950,000	3,950,705

ONEOK, Inc., 5.85%, 01/15/2026	3,528,000	3,622,076

Plains All American Pipeline L.P./PAA Finance Corp., 3.85%, 10/15/2023	3,688,000	3,674,427

Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/2028	14,927,000	16,104,231

		75,209,106

Other Diversified Financial Services–1.25%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
1.15%, 10/29/2023	16,493,000	15,782,794

1.65%, 10/29/2024	8,356,000	7,734,038

2.45%, 10/29/2026	5,661,000	4,993,906

Equitable Holdings, Inc., 3.90%,
04/20/2023	2,852,000	2,856,034

		31,366,772

Packaged Foods & Meats–0.14%
Conagra Brands, Inc., 4.30%, 05/01/2024	3,601,000	3,601,674

Paper Packaging–0.65%
Berry Global, Inc.,
4.88%, 07/15/2026(c)	5,744,000	5,599,487

1.65%, 01/15/2027	7,730,000	6,650,490

Packaging Corp. of America, 3.65%, 09/15/2024	3,077,000	3,053,240

	Principal Amount	Value

Paper Packaging–(continued)
Sealed Air Corp., 5.50%, 09/15/2025(c)	$938,000	$934,694

		16,237,911

Personal Products–0.67%
GSK Consumer Healthcare Capital US LLC,
3.02%, 03/24/2024(c)	14,243,000	13,935,971

3.38%, 03/24/2027(c)	3,171,000	2,978,457

		16,914,428

Pharmaceuticals–0.48%
Bayer US Finance II LLC, 3.88%, 12/15/2023(c)	4,913,000	4,876,691

Mylan, Inc., 3.13%, 01/15/2023(c)	3,642,000	3,629,740

Takeda Pharmaceutical Co. Ltd. (Japan), 4.40%, 11/26/2023	3,587,000	3,594,143

		12,100,574

Real Estate Development–0.13%
Agile Group Holdings Ltd. (China),
5.75%, 01/02/2025(c)	202,000	83,268

6.05%, 10/13/2025(c)	1,650,000	650,245

5.50%, 05/17/2026(c)	413,000	161,152

Country Garden Holdings Co. Ltd. (China), 5.40%, 05/27/2025(c)	400,000	202,332

Greentown China Holdings Ltd. (China), 4.70%, 04/29/2025(c)	987,000	838,950

Logan Group Co. Ltd. (China), 4.25%, 07/12/2025(c)	1,059,000	174,735

Sino-Ocean Land Treasure Finance I Ltd. (China), 6.00%, 07/30/2024(c)	1,257,000	610,273

Sino-Ocean Land Treasure IV Ltd. (China), 3.25%, 05/05/2026(c)	1,054,000	434,854

		3,155,809

Regional Banks–2.18%
Banque Federative du Credit Mutuel S.A. (France), 4.52%, 07/13/2025(c)	9,077,000	9,039,981

Citizens Financial Group, Inc., 4.30%, 12/03/2025	11,908,000	11,775,148

KeyBank N.A., 4.15%, 08/08/2025(b)	7,358,000	7,303,704

KeyCorp, 3.88%, 05/23/2025(d)	3,914,000	3,882,479

Santander Holdings USA, Inc., 3.50%, 06/07/2024	2,994,000	2,944,314

Synovus Financial Corp.,
3.13%, 11/01/2022	1,937,000	1,934,820

5.20%, 08/11/2025	6,710,000	6,696,463

Truist Financial Corp.,
4.26%, 07/28/2026(b)(d)	7,457,000	7,443,445

4.12%, 06/06/2028(d)	3,876,000	3,801,994

		54,822,348

Reinsurance–0.25%
Swiss Re America Holding Corp., 7.00%, 02/15/2026	5,800,000	6,281,369

Renewable Electricity–0.13%
Adani Green Energy Ltd. (India), 4.38%, 09/08/2024(c)	3,542,000	3,196,655

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Term Bond Fund

	Principal Amount	Value

Restaurants–0.12%
Aramark Services, Inc., 5.00%, 04/01/2025(c)	$3,034,000	$2,966,949

Retail REITs–0.30%
Kite Realty Group L.P., 4.00%,
10/01/2026	6,337,000	6,015,991

Simon Property Group L.P., 3.50%, 09/01/2025	1,604,000	1,582,560

		7,598,551

Semiconductor Equipment–0.15%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (China), 4.40%, 06/01/2027	3,846,000	3,751,482

Semiconductors–1.02%
Broadcom, Inc., 3.46%, 09/15/2026	11,177,000	10,730,345

Marvell Technology, Inc., 4.20%, 06/22/2023	3,509,000	3,502,724

Microchip Technology, Inc.,
4.33%, 06/01/2023	3,508,000	3,513,854

4.25%, 09/01/2025	7,910,000	7,829,633

		25,576,556

Sovereign Debt–0.51%
Bahamas Government International Bond (Bahamas), 9.00%, 06/16/2029(c)	4,000,000	2,983,598

Turkey Government International Bond (Turkey),
5.60%, 11/14/2024	5,347,000	4,941,837

4.75%, 01/26/2026	5,690,000	4,884,876

		12,810,311

Specialized Finance–0.92%
Blackstone Private Credit Fund,
2.35%, 11/22/2024	6,334,000	5,885,905

2.70%, 01/15/2025	6,323,000	5,868,459

2.63%, 12/15/2026	6,734,000	5,690,119

National Rural Utilities Cooperative Finance Corp., 3.45%, 06/15/2025	5,697,000	5,606,598

		23,051,081

Specialized REITs–0.31%
American Tower Corp., 3.00%, 06/15/2023	4,527,000	4,488,180

GLP Capital L.P./GLP Financing II, Inc., 3.35%, 09/01/2024	3,511,000	3,355,717

		7,843,897

Specialty Chemicals–1.41%
Avient Corp., 5.25%, 03/15/2023	3,767,000	3,771,897

Celanese US Holdings LLC,
3.50%, 05/08/2024(b)	3,513,000	3,426,814

5.90%, 07/05/2024(b)	8,943,000	9,013,490

6.05%, 03/15/2025	9,567,000	9,595,166

Sasol Financing USA LLC (South Africa), 4.38%, 09/18/2026	7,859,000	7,319,442

Sherwin-Williams Co. (The), 4.25%, 08/08/2025(b)	2,373,000	2,372,639

		35,499,448

	Principal Amount	Value

Steel–0.34%
ArcelorMittal S.A. (Luxembourg), 3.60%, 07/16/2024	$3,685,000	$3,649,361

POSCO (South Korea), 2.38%, 01/17/2023(c)	5,021,000	4,990,211

		8,639,572

Tobacco–0.47%
BAT Capital Corp. (United Kingdom),
3.22%, 08/15/2024	4,652,000	4,545,533

2.79%, 09/06/2024	3,939,000	3,818,537

Imperial Brands Finance PLC (United Kingdom), 3.13%, 07/26/2024(c)	3,682,000	3,544,376

		11,908,446

Trading Companies & Distributors–0.91%
Air Lease Corp.,
2.30%, 02/01/2025	3,798,000	3,559,427

1.88%, 08/15/2026	5,849,000	5,121,030

Aircastle Ltd., 5.00%, 04/01/2023	14,243,000	14,238,677

		22,919,134

Trucking–1.34%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
3.45%, 07/01/2024(c)	5,262,000	5,136,888

4.00%, 07/15/2025(c)	4,481,000	4,386,990

4.40%, 07/01/2027(c)	3,107,000	3,022,690

Ryder System, Inc.,
4.63%, 06/01/2025	5,428,000	5,424,630

3.35%, 09/01/2025	7,315,000	7,054,897

4.30%, 06/15/2027	2,100,000	2,051,202

Triton Container International Ltd. (Bermuda), 2.05%, 04/15/2026(c)	7,407,000	6,434,563

		33,511,860

Wireless Telecommunication Services–1.42%
Rogers Communications, Inc. (Canada), 3.63%, 12/15/2025	11,369,000	11,049,102

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/2025(c)	8,017,625	8,050,674

T-Mobile USA, Inc.,
2.25%, 02/15/2026	8,490,000	7,812,914

2.63%, 04/15/2026(b)	7,121,000	6,600,099

VEON Holdings B.V. (Netherlands), 4.00%, 04/09/2025(c)	3,001,000	2,010,670

		35,523,459

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,752,620,752)		1,678,008,409

Asset-Backed Securities–26.56%
American Credit Acceptance Receivables Trust, Series 2019-2, Class D, 3.41%, 06/12/2025(c)	1,235,699	1,234,054

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Term Bond Fund

	Principal Amount	Value

AmeriCredit Automobile Receivables Trust,
Series 2018-3, Class C, 3.74%, 10/18/2024	$2,249,701	$2,250,286

Series 2019-2, Class C, 2.74%, 04/18/2025	1,335,000	1,324,510

Series 2019-2, Class D, 2.99%, 06/18/2025	3,700,000	3,624,671

Series 2019-3, Class D, 2.58%, 09/18/2025	1,830,000	1,781,020

Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.16%, 12/25/2059(c)(h)	956,470	931,977

Series 2020-3, Class A1, 1.69%, 04/25/2065(c)(h)	2,909,437	2,722,664

Series 2020-5, Class A1, 1.37%, 05/25/2065(c)(h)	1,785,768	1,694,016

Series 2021-3, Class A1, 1.07%, 05/25/2066(c)(h)	3,486,474	3,109,177

Series 2021-7, Class A1, 1.98%, 10/25/2066(c)(h)	12,170,584	10,891,428

Series 2022-1, Class A1, 2.88%, 12/25/2066(c)(g)	7,222,747	6,724,904

Angel Oak Mortgage Trust I LLC,
Series 2018-3, Class A1, 3.65%, 09/25/2048(c)(h)	182,481	181,522

Series 2019-2, Class A1, 3.63%, 03/25/2049(c)(h)	82,049	81,839

Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR2, 3.96% (3 mo. USD LIBOR + 1.18%), 07/25/2034(c)(e)	11,812,000	11,549,384

BAMLL Commercial Mortgage Securities Trust, Series 2015- 200P, Class A, 3.22%, 04/14/2033(c)	20,000,000	18,988,860

Banc of America Mortgage Trust, Series 2004-D, Class 2A2, 3.04%, 05/25/2034(h)	16,143	15,617

Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(c)(h)	6,016,421	5,422,586

Series 2021-4, Class A4, 2.50%, 10/25/2051(c)(h)	6,015,534	5,129,406

Series 2021-4, Class A8, 2.50%, 10/25/2051(c)(h)	5,761,379	5,272,944

Series 2021-5, Class A1, 3.00%, 11/25/2051(c)(h)	6,469,117	5,767,386

Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-6, Class 1A3, 3.86%, 08/25/2033(h)	20,875	20,425

Series 2005-9, Class A1, 0.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(e)	120,983	118,015

Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(e)	211,371	207,441

Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.68%, 01/15/2051(i)	22,835,135	478,467

BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(c)(h)	1,917,674	1,835,051

	Principal Amount	Value

BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, 3.24% (1 mo. USD LIBOR + 0.85%), 11/15/2038(c)(e)	$3,455,000	$3,348,120

Series 2021-VOLT, Class A, 3.09% (1 mo. USD LIBOR + 0.70%), 09/15/2036(c)(e)	6,565,000	6,351,330

Series 2021-VOLT, Class B, 3.34% (1 mo. USD LIBOR + 0.95%), 09/15/2036(c)(e)	11,325,000	10,841,540

Series 2021-VOLT, Class C, 3.49% (1 mo. USD LIBOR + 1.10%), 09/15/2036(c)(e)	2,795,000	2,644,453

Series 2021-VOLT, Class D, 4.04% (1 mo. USD LIBOR + 1.65%), 09/15/2023(c)(e)	6,464,000	6,192,121

Series 2021-XL2, Class B, 3.39% (1 mo. USD LIBOR + 1.00%), 10/15/2038(c)(e)	2,328,988	2,237,387

BX Trust,
Series 2021-LGCY, Class A, 2.90% (1 mo. USD LIBOR + 0.51%), 10/15/2023(c)(e)	25,000,000	23,852,225

Series 2022-LBA6, Class A, 3.31% (1.00% + SOFR Term Rate), 01/15/2039(c)(e)	5,550,000	5,398,540

Series 2022-LBA6, Class B, 3.61% (1.30% + SOFR Term Rate), 01/15/2039(c)(e)	3,435,000	3,291,056

Series 2022-LBA6, Class C, 3.91% (1.60% + SOFR Term Rate), 01/15/2039(c)(e)	1,835,000	1,763,952

CarMax Auto Owner Trust, Series 2018-4, Class C, 3.85%, 07/15/2024	1,170,000	1,170,088

CCG Receivables Trust,
Series 2019-1, Class B, 3.22%, 09/14/2026(c)	1,813,475	1,813,148

Series 2019-1, Class C, 3.57%, 09/14/2026(c)	555,000	555,022

Series 2019-2, Class B, 2.55%, 03/15/2027(c)	1,445,000	1,428,387

Series 2019-2, Class C, 2.89%, 03/15/2027(c)	695,000	686,224

CD Mortgage Trust, Series 2017- CD6, Class XA, IO, 1.03%, 11/13/2050(i)	7,976,170	242,573

Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 3.69% (3 mo. USD LIBOR + 0.98%), 04/20/2031(c)(e)	5,813,000	5,723,317

Chase Home Lending Mortgage Trust,
Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(c)(h)	64,679	62,850

Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(c)(h)	1,814,197	1,701,242

Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 3.04%, 01/25/2036(h)	260,793	236,827

CIFC Funding Ltd. (Cayman Islands),
Series 2014-5A, Class A1R2, 3.94% (3 mo. USD LIBOR + 1.20%), 10/17/2031(c)(e)	2,390,000	2,361,867

Series 2016-1A, Class ARR, 3.81% (3 mo. USD LIBOR + 1.08%), 10/21/2031(c)(e)	2,424,000	2,373,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Term Bond Fund

	Principal Amount	Value

Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class XA, IO, 1.15%, 11/10/2046(i)	$10,636,060	$85,145

Series 2014-GC21, Class AA, 3.48%, 05/10/2047	330,165	326,992

Series 2017-C4, Class XA, IO, 1.22%, 10/12/2050(i)	22,534,436	789,142

Citigroup Mortgage Loan Trust, Inc.,
Series 2004-UST1, Class A4, 3.38%, 08/25/2034(h)	73,456	69,663

Series 2006-AR1, Class 1A1, 3.15% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(e)	473,782	468,219

Series 2021-INV3, Class A3, 2.50%, 05/25/2051(c)(h)	6,105,815	5,206,389

COLT Mortgage Loan Trust,
Series 2020-2, Class A1, 1.85%, 03/25/2065(c)(h)	306,313	302,889

Series 2021-5, Class A1, 1.73%, 11/26/2066(c)(h)	9,028,297	8,108,478

Series 2022-1, Class A1, 2.28%, 12/27/2066(c)(h)	4,474,544	4,094,408

Series 2022-2, Class A1, 2.99%, 02/25/2067(c)(g)	4,472,857	4,228,433

Series 2022-5, Class A1, 4.55%, 04/25/2067(c)(h)	14,618,960	14,320,708

COMM Mortgage Trust,
Series 2012-CR5, Class XA, IO, 1.54%, 12/10/2045(i)	7,809,946	323

Series 2014-CR20, Class ASB, 3.31%, 11/10/2047	308,402	304,986

Countrywide Home Loans Mortgage Pass-Through Trust,
Series 2005-17, Class 1A8, 5.50%, 09/25/2035	201,877	190,941

Series 2005-JA, Class A7, 5.50%, 11/25/2035	330,777	291,200

Credit Suisse Mortgage Capital Ctfs., Series 2020-SPT1, Class A1, 1.62%, 04/25/2065(c)(g)	964,465	949,388

Credit Suisse Mortgage Capital Trust,
Series 2020-AFC1, Class A1, 2.24%, 02/25/2050(c)(h)	4,124,111	3,910,459

Series 2021-INV1, Class A4, 2.50%, 07/25/2056(c)(h)	14,509,476	13,323,277

Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(c)(h)	1,158,954	1,101,874

Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(c)(h)	5,007,002	4,572,403

Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(c)(h)	5,875,234	5,658,297

Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(c)(h)	2,955,000	2,763,404

Series 2022-ATH2, Class A1, 4.55%, 05/25/2067(c)(h)	6,366,542	6,254,970

Series 2022-NQM4, Class A1A, 4.82%, 06/25/2067(c)(g)	10,016,350	9,954,389

	Principal Amount	Value

Drive Auto Receivables Trust,
Series 2018-2, Class D, 4.14%, 08/15/2024	$97,596	$97,601

Series 2018-3, Class D, 4.30%, 09/16/2024	252,291	252,663

Series 2019-3, Class C, 2.90%, 08/15/2025	492,897	492,471

Series 2019-3, Class D, 3.18%, 10/15/2026	2,885,000	2,856,100

Dryden 93 CLO Ltd., Series 2021- 93A, Class A1A, 3.59% (3 mo. USD LIBOR + 1.08%), 01/15/2034(c)(e)	1,705,121	1,667,619

DT Auto Owner Trust, Series 2019-3A, Class C, 2.74%, 04/15/2025(c)	18,776	18,771

Ellington Financial Mortgage Trust,
Series 2020-1, Class A1, 2.01%, 05/25/2065(c)(h)	459,136	445,173

Series 2021-1, Class A1, 0.80%, 02/25/2066(c)(h)	1,424,118	1,285,502

Series 2022-1, Class A1, 2.21%, 01/25/2067(c)(h)	4,093,941	3,619,911

Series 2022-3, Class A1, 5.00%, 08/25/2067(c)(g)	5,929,033	5,870,179

Exeter Automobile Receivables Trust,
Series 2019-1A, Class D, 4.13%, 12/16/2024(c)	2,056,987	2,058,485

Series 2019-4A, Class D, 2.58%, 09/15/2025(c)	3,225,000	3,185,650

Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(c)(h)	9,896,450	8,958,615

Series 2021-8INV, Class A6, 2.50%, 09/25/2051(c)(h)	2,132,263	1,927,959

FREMF Mortgage Trust,
Series 2013-K25, Class C, 3.73%, 11/25/2045(c)(h)	2,362,000	2,355,205

Series 2013-K26, Class C, 3.69%, 12/25/2045(c)(h)	1,642,030	1,635,447

Series 2013-K27, Class C, 3.62%, 01/25/2046(c)(h)	530,000	525,910

Series 2013-K28, Class C, 3.61%, 06/25/2046(c)(h)	530,000	524,824

Series 2013-K29, Class C, 3.59%, 05/25/2046(c)(h)	1,915,000	1,892,781

Series 2013-K30, Class C, 3.67%, 06/25/2045(c)(h)	917,000	903,223

Series 2015-K721, Class B, 3.68%, 11/25/2047(c)(h)	405,813	404,779

Series 2017-K724, Class B, 5.26%, 12/25/2049(c)(h)	1,395,000	1,370,871

GCAT Trust,
Series 2019-NQM3, Class A1, 2.69%, 11/25/2059(c)(h)	2,249,492	2,152,679

Series 2020-NQM2, Class A1, 1.56%, 04/25/2065(c)(g)	872,463	821,367

GoldenTree Loan Management US CLO 1 Ltd., Series 2021-9A, Class A, 3.78% (3 mo. USD LIBOR + 1.07%), 01/20/2033(c)(e)	6,000,000	5,872,872

GoldenTree Loan Management US CLO 2 Ltd., Series 2017-2A, Class AR, 3.62% (3 mo. USD LIBOR + 0.91%), 11/20/2030(c)(e)	7,612,000	7,498,711

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Term Bond Fund

	Principal Amount	Value

GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class AR, 3.78% (3 mo. USD LIBOR + 1.07%), 10/20/2032(c)(e)	$7,000,000	$6,861,428

Golub Capital Partners CLO 35(B) Ltd., Series 2017-35A, Class AR, 3.90% (3 mo. USD LIBOR + 1.19%), 07/20/2029(c)(e)	8,365,610	8,279,310

GS Mortgage Securities Corp. Trust, Series 2022-SHIP, Class A, 3.04% (1 mo. Term SOFR + 0.73%), 08/15/2036(c)(e)	2,640,000	2,600,657

GS Mortgage Securities Trust,
Series 2013-GCJ12, Class AAB, 2.68%, 06/10/2046	15,732	15,712

Series 2014-GC18, Class AAB, 3.65%, 01/10/2047	269,105	267,283

GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(c)(h)	5,211,473	4,757,123

GSR Mortgage Loan Trust, Series 2005-AR, Class 6A1, 3.65%, 07/25/2035(h)	45,349	44,038

Hertz Vehicle Financing LLC,
Series 2021-1A, Class A, 1.21%, 12/26/2025(c)	1,584,000	1,472,412

Series 2021-1A, Class B, 1.56%, 12/26/2025(c)	700,000	649,001

Hilton Grand Vacations Trust, Series 2019 AA, Class A, 2.34%, 07/25/2033(c)	1,723,627	1,641,063

ICG US CLO Ltd., Series 2016-1A, Class A1RR, 4.06% (3 mo. USD LIBOR + 1.25%), 04/29/2034(c)(e)	3,000,000	2,932,626

IP Lending II Ltd., Series 2021-2A, Class SNR, 3.65%, 07/15/2025(c)(j)	5,000,000	4,589,381

IP Lending III Ltd., Series 2022-3A, Class SNR, 3.38%, 11/02/2026(c)(j)	3,978,000	3,689,055

IP Lending IV Ltd., Series 2022-4A, Class SNR, 6.05%, 04/28/2027(c)(j)	6,557,000	6,445,151

JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-C16, Class AS, 4.52%, 12/15/2046	2,335,000	2,312,846

Series 2016-JP3, Class A2, 2.43%, 08/15/2049	276,845	276,375

JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 2.49%, 07/25/2035(h)	160,398	157,721

JPMBB Commercial Mortgage Securities Trust, Series 2015- C27, Class XA, IO, 1.29%, 02/15/2048(i)	26,098,668	577,759

KNDL Mortgage Trust,
Series 2019-KNSQ, Class A, 3.19% (1 mo. USD LIBOR + 0.80%), 05/15/2036(c)(e)	7,750,000	7,666,617

Series 2019-KNSQ, Class C, 3.44% (1 mo. USD LIBOR + 1.05%), 05/15/2036(c)(e)	4,250,000	4,138,985

	Principal Amount	Value

Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(c)(h)	$16,932	$3,792

Life Mortgage Trust,
Series 2021-BMR, Class A, 3.09% (1 mo. USD LIBOR + 0.70%), 03/15/2038(c)(e)	7,254,320	7,032,137

Series 2021-BMR, Class B, 3.27% (1 mo. USD LIBOR + 0.88%), 03/15/2038(c)(e)	3,519,033	3,394,705

Master Credit Card Trust II, Series 2020-1A, Class A, 1.99%, 09/21/2024(c)	15,000,000	14,858,432

Med Trust,
Series 2021-MDLN, Class A, 3.34% (1 mo. USD LIBOR + 0.95%), 11/15/2038(c)(e)	4,135,000	4,005,291

Series 2021-MDLN, Class B, 3.84% (1 mo. USD LIBOR + 1.45%), 11/15/2038(c)(e)	6,685,000	6,469,191

Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(c)(h)	3,973,350	3,596,817

Series 2021-INV3, Class A4, 2.50%, 10/25/2051(c)(h)	3,916,351	3,545,220

Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 2.39%, 11/25/2035(h)	414,781	403,384

MFA Trust,
Series 2021-AEI1, Class A3, 2.50%, 08/25/2051(c)(h)	4,365,880	3,722,758

Series 2021-AEI1, Class A4, 2.50%, 08/25/2051(c)(h)	5,303,109	4,838,374

Series 2021-INV2, Class A1, 1.91%, 11/25/2056(c)(h)	8,374,897	7,587,454

MMAF Equipment Finance LLC,
Series 2020-A, Class A2, 0.74%, 04/09/2024(c)	1,955,266	1,928,880

Series 2020-A, Class A3, 0.97%, 04/09/2027(c)	5,800,000	5,419,119

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS, 3.46%, 05/15/2046	2,235,000	2,206,091

Morgan Stanley Capital I Trust,
Series 2017-CLS, Class A, 3.09% (1 mo. USD LIBOR + 0.70%), 11/15/2034(c)(e)	8,028,000	7,966,188

Series 2017-CLS, Class B, 3.24% (1 mo. USD LIBOR + 0.85%), 11/15/2034(c)(e)	3,944,000	3,911,103

Series 2017-CLS, Class C, 3.39% (1 mo. USD LIBOR + 1.00%), 11/15/2034(c)(e)	2,676,000	2,652,229

Series 2017-HR2, Class XA, IO, 1.01%, 12/15/2050(i)	7,175,864	262,929

MVW LLC, Series 2019-2A, Class A, 2.22%, 10/20/2038(c)	1,711,842	1,607,131

MVW Owner Trust, Series 2019-1A, Class A, 2.89%, 11/20/2036(c)	1,378,003	1,327,152

Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 3.76% (3 mo. USD LIBOR + 1.02%), 04/19/2030(c)(e)	7,455,000	7,365,354

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Term Bond Fund

	Principal Amount	Value

New Residential Mortgage Loan Trust,
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(c)(h)	$732,539	$705,585

Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(c)(h)	1,246,452	1,175,853

Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(c)(h)	4,146,879	3,848,594

OBX Trust,
Series 2019-EXP1, Class 1A3, 4.00%, 01/25/2059(c)(h)	213,389	203,334

Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(c)(h)	5,134,734	4,669,574

Series 2022-NQM2, Class A1, 2.94%, 01/25/2062(c)(h)	6,208,189	5,790,062

Series 2022-NQM2, Class A1A, 2.78%, 01/25/2062(c)(g)	4,055,005	3,826,907

Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(c)(g)	3,610,000	3,244,689

Series 2022-NQM7, Class A1, 5.11%, 08/25/2062(c)(g)	3,780,000	3,778,251

Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(c)(h)	4,604,751	4,208,054

OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1AR, 3.47% (3 mo. USD LIBOR + 0.96%), 07/15/2030(c)(e)	5,145,000	5,078,727

Series 2020-8RA, Class A1, 3.96% (3 mo. USD LIBOR + 1.22%), 01/17/2032(c)(e)	9,602,000	9,448,992

Octagon Investment Partners 49 Ltd., Series 2020-5A, Class A1, 3.73% (3 mo. USD LIBOR + 1.22%), 01/15/2033(c)(e)	8,832,000	8,715,630

OHA Loan Funding Ltd., Series 2016-1A, Class AR, 3.97% (3 mo. USD LIBOR + 1.26%), 01/20/2033(c)(e)	7,550,413	7,425,423

Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(c)(h)	6,144,553	5,363,385

PPM CLO 3 Ltd., Series 2019-3A, Class AR, 3.83% (3 mo. USD LIBOR + 1.09%), 04/17/2034(c)(e)	3,874,000	3,724,719

Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(c)	1,015,619	1,013,372

Progress Residential Trust,
Series 2020-SFR1, Class A, 1.73%, 04/17/2037(c)	5,005,000	4,728,212

Series 2021-SFR10, Class A, 2.39%, 12/17/2040(c)	3,725,000	3,274,352

Series 2022-SFR5, Class A, 4.45%, 06/17/2039(c)	8,740,000	8,626,759

Residential Accredit Loans, Inc. Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	3,341	2,758

Residential Mortgage Loan Trust,
Series 2019-3, Class A1, 2.63%, 09/25/2059(c)(h)	294,276	287,294

Series 2020-1, Class A1, 2.38%, 01/26/2060(c)(h)	943,981	906,373

RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 03/25/2067(c)	3,356,178	3,253,324

	Principal Amount	Value

Santander Drive Auto Receivables Trust,
Series 2019-2, Class D, 3.22%, 07/15/2025	$2,105,767	$2,095,876

Series 2019-3, Class D, 2.68%, 10/15/2025	1,841,179	1,831,252

Santander Retail Auto Lease Trust, Series 2019-C, Class C, 2.39%, 11/20/2023(c)	1,243,165	1,242,266

Sequoia Mortgage Trust,
Series 2013-3, Class A1, 2.00%, 03/25/2043(h)	517,071	455,842

Series 2013-6, Class A2, 3.00%, 05/25/2043(h)	723,782	668,347

Series 2013-7, Class A2, 3.00%, 06/25/2043(h)	450,554	415,382

Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class A, 2.34%, 08/20/2036(c)	1,892,553	1,808,818

Sonic Capital LLC, Series 2021-1A, Class A2I, 2.19%, 08/20/2051(c)	4,567,742	3,678,509

STAR Trust, Series 2021-SFR1, Class A, 2.98% (1 mo. USD LIBOR + 0.60%), 04/17/2038(c)(e)	18,579,790	18,131,348

Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(c)(h)	111,778	111,322

Series 2020-INV1, Class A1, 1.03%, 11/25/2055(c)(h)	1,588,540	1,477,972

Series 2022-1, Class A1, 2.45%, 12/25/2066(c)(h)	5,444,299	5,043,964

Structured Asset Securities Corp. Pass-Through Ctfs., Series 2002-AL1, Class AIO, 3.45%, 02/25/2032(h)	509,450	44,268

Textainer Marine Containers Ltd., Series 2021-3A, CLass A, 1.94%, 08/20/2046(c)	2,530,000	2,174,314

Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(c)	7,414,667	6,575,180

TICP CLO XV Ltd., Series 2020-15A, Class A, 3.99% (3 mo. USD LIBOR + 1.28%), 04/20/2033(c)(e)	7,162,000	7,049,635

Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 04/25/2057(c)(h)	722,866	717,848

UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.19%, 11/15/2050(i)	13,126,579	466,337

Vendee Mortgage Trust, Series 1995-2B, Class 2, IO, 0.79%, 06/15/2025(k)	552,117	4,171

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Short Term Bond Fund

	Principal Amount	Value

Verus Securitization Trust,
Series 2020-1, Class A1, 2.42%, 01/25/2060(c)(g)	$1,411,131	$1,377,891

Series 2020-INV1, Class A1, 0.33%, 03/25/2060(c)(h)	403,389	397,239

Series 2021-1, Class A1B, 1.32%, 01/25/2066(c)(h)	2,920,405	2,630,803

Series 2021-2, Class A1, 1.03%, 02/25/2066(c)(h)	1,794,348	1,595,666

Series 2021-7, Class A1, 1.83%, 10/25/2066(c)(h)	5,990,263	5,348,509

Series 2021-R1, Class A1, 0.82%, 10/25/2063(c)(h)	2,314,634	2,179,081

Series 2022-1, Class A1, 2.72%, 01/25/2067(c)(g)	4,035,305	3,754,156

Series 2022-7, Class A1, 5.15%, 07/25/2067(c)(g)	2,189,619	2,185,987

Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(c)	1,620,894	1,563,731

WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 2.53%, 10/25/2033(h)	99,280	95,768

Series 2005-AR14, Class 1A4, 2.87%, 12/25/2035(h)	38,856	37,609

Series 2005-AR16, Class 1A1, 2.73%, 12/25/2035(h)	179,413	175,294

Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS1, Class A2, 2.63%, 05/15/2048	19,143	19,115

Series 2017-C42, Class XA, IO, 1.01%, 12/15/2050(i)	11,931,752	438,244

Wendy’s Funding LLC, Series 2019-1A, Class A2I, 3.78%, 06/15/2049(c)	6,405,000	6,037,333

Westlake Automobile Receivables Trust, Series 2019-3A, Class C, 2.49%, 10/15/2024(c)	425,703	425,516

WFRBS Commercial Mortgage Trust,
Series 2012-C10, Class XA, IO, 1.59%, 12/15/2045(c)(i)	2,297,369	23

Series 2013-C16, Class B, 5.15%, 09/15/2046(h)	4,500,000	4,431,538

World Financial Network Credit Card Master Trust, Series 2019-C, Class A, 2.21%, 07/15/2026	3,130,000	3,128,645

Zaxby’s Funding LLC,
Series 2021-1A, Class A2, 3.24%, 07/30/2051(c)	9,895,050	8,439,758

Total Asset-Backed Securities (Cost $706,775,327)		666,638,178

U.S. Treasury Securities–2.67%
U.S. Treasury Bills–0.38%
0.80% - 0.93%, 09/15/2022(l)(m)	1,450,000	1,449,399

1.46% - 2.54%, 11/17/2022(l)(m)	8,092,000	8,045,701

		9,495,100

	Principal Amount	Value

U.S. Treasury Notes–2.29%
3.25%, 08/31/2024	$13,788,600	$13,730,429

3.13%, 08/15/2025	20,040,300	19,839,897

3.13%, 08/31/2027	24,143,700	23,930,557

		57,500,883

Total U.S. Treasury Securities (Cost $67,171,244)		66,995,983

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.77%
Collateralized Mortgage Obligations–0.45%
Fannie Mae Interest STRIPS,
IO,
7.50%, 05/25/2023 to 11/25/2029(k)	467,504	81,519

6.50%, 02/25/2032 to 07/25/2032(k)	259,692	43,652

6.00%, 12/25/2032 to 09/25/2035(k)	635,613	100,481

5.50%, 11/25/2033 to 06/25/2035(k)	508,869	85,709

PO,
0.00%, 09/25/2032(n)	20,968	18,433

Fannie Mae REMICs,
7.50%, 09/25/2022	1,312	1,309

6.50%, 06/25/2023 to 11/25/2029	58,868	61,370

3.44% (1 mo. USD LIBOR + 1.00%), 04/25/2032(e)	38,542	39,253

2.88% (1 mo. USD LIBOR + 0.50%), 10/18/2032(e)	17,862	17,875

2.84% (1 mo. USD LIBOR + 0.40%), 11/25/2033 to 03/25/2042(e)	87,278	86,936

5.50%, 04/25/2035 to 07/25/2046(k)	2,978,973	2,304,897

15.61% (24.57% - (3.67 x 1 mo. USD LIBOR)), 03/25/2036(e)	65,871	84,271

15.24% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(e)	234,115	284,829

15.24% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(e)	32,248	38,931

5.00%, 04/25/2040	108,954	109,550

4.00%, 03/25/2041 to 08/25/2047(k)	957,491	196,307

2.89% (1 mo. USD LIBOR + 0.45%), 02/25/2047(e)	51,898	51,641

IO,
4.26% (6.70% - (1.00 x 1 mo. USD LIBOR)), 02/25/2024 to 02/25/2035(e)(k)	662,167	66,740

3.00%, 11/25/2027(k)	818,957	40,065

5.52% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/18/2031 to 12/18/2031(e)(k)	140,609	16,230

5.46% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/25/2031(e)(k)	28,957	3,560

5.51% (7.95% - (1.00 x 1 mo. USD LIBOR)), 01/25/2032 to 07/25/2032(e)(k)	167,230	16,612

5.62% (8.00% - (1.00 x 1 mo. USD LIBOR)), 03/18/2032(e)(k)	57,637	7,504

5.66% (8.10% - (1.00 x 1 mo. USD LIBOR)), 03/25/2032 to 04/25/2032(e)(k)	79,835	10,491

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Short Term Bond Fund

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)
4.56% (7.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(e)(k)	$54,534	$5,314

5.36% (7.80% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(e)(k)	26,775	3,464

5.56% (8.00% - (1.00 x 1 mo. USD LIBOR)), 07/25/2032 to 09/25/2032(e)(k)	176,255	24,076

5.72% (8.10% - (1.00 x 1 mo. USD LIBOR)), 12/18/2032(e)(k)	123,509	14,204

5.81% (8.25% - (1.00 x 1 mo. USD LIBOR)), 02/25/2033 to 05/25/2033(e)(k)	151,062	23,556

7.00%, 04/25/2033(k)	741,658	139,419

3.61% (6.05% - (1.00 x 1 mo. USD LIBOR)), 03/25/2035 to 07/25/2038(e)(k)	344,438	26,181

4.31% (6.75% - (1.00 x 1 mo. USD LIBOR)), 03/25/2035 to 05/25/2035(e)(k)	243,165	13,099

4.16% (6.60% - (1.00 x 1 mo. USD LIBOR)), 05/25/2035(e)(k)	141,606	11,271

3.50%, 08/25/2035(k)	3,208,577	410,560

4.10% (6.54% - (1.00 x 1 mo. USD LIBOR)), 06/25/2037(e)(k)	113,328	11,428

4.11% (6.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2041(e)(k)	355,462	31,355

3.71% (6.15% - (1.00 x 1 mo. USD LIBOR)), 12/25/2042(e)(k)	606,606	77,344

4.50%, 02/25/2043(k)	222,651	34,418

3.46% (5.90% - (1.00 x 1 mo. USD LIBOR)), 09/25/2047(e)(k)	5,016,385	454,125

Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KC02, Class X1, IO, 1.91%, 03/25/2024(i)	51,262,288	273,136

Series KC03, Class X1, IO, 0.63%, 11/25/2024(i)	35,774,582	386,129

Series K734, Class X1, IO, 0.78%, 02/25/2026(i)	27,361,700	495,129

Series K735, Class X1, IO, 1.10%, 05/25/2026(i)	26,866,362	782,687

Series K093, Class X1, IO, 1.09%, 05/25/2029(i)	22,277,460	1,142,569

Freddie Mac REMICs,
2.00% (COF 11 + 1.45%), 12/15/2023(e)	130,544	131,312

6.50%, 04/15/2028 to 06/15/2032	649,283	687,944

6.00%, 01/15/2029 to 04/15/2029	297,060	309,278

7.50%, 09/15/2029	42,758	45,905

8.00%, 03/15/2030	27,962	30,102

3.34% (1 mo. USD LIBOR + 0.95%), 08/15/2031 to 01/15/2032(e)	54,247	55,141

3.39% (1 mo. USD LIBOR + 1.00%), 12/15/2031 to 03/15/2032(e)	111,748	113,258

2.89% (1 mo. USD LIBOR + 0.50%), 01/15/2033(e)	2,385	2,389

5.00%, 08/15/2035	1,105,445	1,141,758

4.00%, 06/15/2038 to 03/15/2045(k)	387,892	85,847

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)
IO,
3.61% (6.00% - (1.00 x 1 mo. USD LIBOR)), 03/15/2024 to 04/15/2038(e)(k)	$133,355	$5,150

3.00%, 06/15/2027 to 12/15/2027(k)	2,795,129	140,015

2.50%, 05/15/2028(k)	596,880	27,743

6.32% (8.70% - (1.00 x 1 mo. USD LIBOR)), 07/17/2028(e)(k)	16,821	455

5.66% (8.05% - (1.00 x 1 mo. USD LIBOR)), 02/15/2029(e)(k)	133,316	10,670

5.36% (7.75% - (1.00 x 1 mo. USD LIBOR)), 06/15/2029(e)(k)	120,199	8,161

5.71% (8.10% - (1.00 x 1 mo. USD LIBOR)), 06/15/2029 to 09/15/2029(e)(k)	79,470	6,341

4.31% (6.70% - (1.00 x 1 mo. USD LIBOR)), 01/15/2035(e)(k)	384,198	26,149

4.36% (6.75% - (1.00 x 1 mo. USD LIBOR)), 02/15/2035(e)(k)	80,618	5,564

4.33% (6.72% - (1.00 x 1 mo. USD LIBOR)), 05/15/2035(e)(k)	262,232	19,543

3.76% (6.15% - (1.00 x 1 mo. USD LIBOR)), 07/15/2035(e)(k)	341,372	19,991

4.61% (7.00% - (1.00 x 1 mo. USD LIBOR)), 12/15/2037(e)(k)	50,874	6,201

3.68% (6.07% - (1.00 x 1 mo. USD LIBOR)), 05/15/2038(e)(k)	714,540	70,596

3.86% (6.25% - (1.00 x 1 mo. USD LIBOR)), 12/15/2039(e)(k)	142,800	12,814

3.71% (6.10% - (1.00 x 1 mo. USD LIBOR)), 01/15/2044(e)(k)	748,110	93,224

Freddie Mac STRIPS,
IO,
3.00%, 12/15/2027(k)	1,186,022	65,989

3.27%, 12/15/2027(i)	304,372	14,829

6.50%, 02/01/2028(k)	12,142	1,368

7.00%, 09/01/2029(k)	110,584	16,230

7.50%, 12/15/2029(k)	45,590	7,233

6.00%, 12/15/2032(k)	42,752	5,751

		11,294,580

Federal Home Loan Mortgage Corp. (FHLMC)–0.07%
6.00%, 03/01/2023 to 07/01/2024	68,692	70,983

8.50%, 05/01/2024 to 08/17/2026	22,127	22,198

7.00%, 10/25/2024 to 03/01/2035	641,854	673,146

9.00%, 01/01/2025 to 05/01/2025	1,658	1,702

6.50%, 07/01/2028 to 04/01/2034	58,025	60,556

7.50%, 01/01/2032 to 02/01/2032	331,880	353,974

5.00%, 07/01/2033 to 06/01/2034	195,610	203,265

5.50%, 09/01/2039	406,981	430,552

ARM,
3.65% (6 mo. USD LIBOR + 1.65%), 07/01/2036(e)	14,073	14,481

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Short Term Bond Fund

	Principal Amount	Value

Federal Home Loan Mortgage Corp. (FHLMC)–(continued)
2.61% (1 yr. USD LIBOR + 2.14%), 02/01/2037(e)	$4,467	$4,556

2.45% (1 yr. USD LIBOR + 2.08%), 01/01/2038(e)	6,727	6,855

		1,842,268

Federal National Mortgage Association (FNMA)–0.20%
8.00%, 12/01/2022 to 07/01/2032	58,900	59,297

6.50%, 11/01/2023 to 10/01/2035	1,065,273	1,112,810

7.00%, 11/01/2025 to 08/01/2036	1,234,985	1,288,878

7.50%, 02/01/2027 to 08/01/2033	823,468	875,769

9.00%, 01/01/2030	24,851	24,992

8.50%, 05/01/2030 to 07/01/2030	62,643	64,955

6.00%, 06/01/2030 to 03/01/2037	1,336,261	1,436,051

5.50%, 02/01/2035 to 05/01/2036	181,989	192,666

ARM,
2.56% (1 yr. U.S. Treasury Yield Curve Rate + 2.22%), 11/01/2032(e)	16,085	15,920

2.99% (1 yr. U.S. Treasury Yield Curve Rate + 2.19%), 05/01/2035(e)	24,727	25,398

2.47% (1 yr. USD LIBOR + 1.70%), 03/01/2038(e)	5,675	5,795

		5,102,531

Government National Mortgage Association (GNMA)–0.05%
8.00%, 11/15/2022 to 08/15/2028	7,286	7,296

7.50%, 12/15/2022 to 11/15/2026	13,520	13,817

6.50%, 07/15/2023 to 02/15/2034	408,786	427,503

7.00%, 10/15/2026 to 01/20/2030	62,990	64,164

8.50%, 07/20/2027	19,603	20,003

IO,
4.16% (6.55% - (1.00 x 1 mo. USD LIBOR)), 04/16/2037(e)(k)	703,245	68,134

4.26% (6.65% - (1.00 x 1 mo. USD LIBOR)), 04/16/2041(e)(k)	1,092,127	87,977

4.50%, 09/16/2047(k)	1,855,047	313,060

3.81% (6.20% - (1.00 x 1 mo. USD LIBOR)), 10/16/2047(e)(k)	1,847,783	203,813

		1,205,767

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $21,241,272)		19,445,146

	Principal Amount	Value

Agency Credit Risk Transfer Notes–0.71%
Fannie Mae Connecticut Avenue Securities,
Series 2016-C02, Class 1M2, 8.44% (1 mo. USD LIBOR + 6.00%), 09/25/2028(e)	$1,013,843	$1,062,701

Series 2018-R07, Class 1M2, 4.84% (1 mo. USD LIBOR + 2.40%), 04/25/2031(c)(e)	333,043	327,517

Series 2019-R02, Class 1M2, 4.74% (1 mo. USD LIBOR + 2.30%), 08/25/2031(c)(e)	105,909	105,404

Series 2019-R03, Class 1M2, 4.59% (1 mo. USD LIBOR + 2.15%), 09/25/2031(c)(e)	111,807	111,274

Series 2022-R03, Class 1M1, 4.28% (30 Day Average SOFR + 2.10%), 03/25/2042(c)(e)	6,703,785	6,704,286

Series 2022-R04, Class 1M1, 4.18% (30 Day Average SOFR + 2.00%), 03/25/2042(c)(e)	3,498,305	3,496,336

Freddie Mac,
Series 2013-DN2, Class M2, STACR®, 6.69% (1 mo. USD LIBOR + 4.25%), 11/25/2023(e)	1,273,580	1,308,363

Series 2014-DN1, Class M3, STACR®, 6.94% (1 mo. USD LIBOR + 4.50%), 02/25/2024(e)	752,254	760,327

Series 2014-DN3, Class M3, STACR®, 6.44% (1 mo. USD LIBOR + 4.00%), 08/25/2024(e)	493,843	502,795

Series 2022-HQA3, Class M1, STACR®, 4.11% (30 Day Average SOFR + 2.30%), 08/25/2042(c)(e)	2,885,000	2,903,082

Series 2018-HRP1, Class M2, STACR®, 4.09% (1 mo. USD LIBOR + 1.65%), 04/25/2043(c)(e)	480,431	480,491

Total Agency Credit Risk Transfer Notes (Cost $17,781,035)		17,762,576

	Shares
Preferred Stocks–0.34%

Diversified Banks–0.26%
JPMorgan Chase & Co., 6.28% (3 mo. USD LIBOR + 3.47%), Series I, Pfd.(e)	6,622,000	6,590,236

Regional Banks–0.08%
PNC Financial Services Group, Inc. (The), 6.85% (3 mo. USD LIBOR + 4.07%), Series P, Pfd.(e)	75,000	1,891,500

Total Preferred Stocks (Cost $8,664,067)		8,481,736

Money Market Funds–1.27%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(o)(p)	11,402,147	11,402,147

Invesco Liquid Assets Portfolio, Institutional Class, 2.26%(o)(p)	8,144,173	8,145,802

Invesco Treasury Portfolio, Institutional Class, 2.14%(o)(p)	12,356,109	12,356,109

Total Money Market Funds (Cost $31,902,892)		31,904,058

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.17% (Cost $2,606,156,589)		2,489,236,086

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Short Term Bond Fund

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–4.59%
Invesco Private Government Fund, 2.29%(o)(p)(q)	31,829,077	$31,829,077

Invesco Private Prime Fund, 2.37%(o)(p)(q)	83,265,015	83,273,344

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $115,098,369)		115,102,421

TOTAL INVESTMENTS IN SECURITIES–103.76% (Cost $2,721,254,958)		2,604,338,507

OTHER ASSETS LESS LIABILITIES–(3.76)%		(94,366,275)

NET ASSETS–100.00%		$2,509,972,232

Investment Abbreviations:
ARM	– Adjustable Rate Mortgage
CLO	– Collateralized Loan Obligation
COF	– Cost of Funds
Ctfs.	– Certificates
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PO	– Principal Only
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $1,121,224,696, which represented 44.67% of the Fund’s Net Assets.

(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2022.
(f)	Perpetual bond with no specified maturity date.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2022.

(i)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2022.

(j)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(k)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(l)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(m)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(n)	Zero coupon bond issued at a discount.
(o)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2022.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$6,295,561	$147,268,241	$(142,161,655)	$-	$-	$11,402,147	$37,742
Invesco Liquid Assets Portfolio, Institutional Class	4,723,759	105,191,600	(101,771,579)	1,007	1,015	8,145,802	27,312
Invesco Treasury Portfolio, Institutional Class	7,194,927	168,306,561	(163,145,379)	-	-	12,356,109	39,503

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Short Term Bond Fund

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$34,080,644	$183,177,693	$(185,429,260)	$-	$-	$31,829,077	$138,159*
Invesco Private Prime Fund	82,102,844	344,988,876	(343,811,825)	7,620	(14,171)	83,273,344	384,867*
Total	$134,397,735	$948,932,971	$(936,319,698)	$8,627	$(13,156)	$147,006,479	$627,583

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(p)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(q)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	4,927	December-2022	$1,026,432,677	$(1,836,953)	$(1,836,953)

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	3,000	December-2022	(332,460,939)	1,616,553	1,616,553
U.S. Treasury 10 Year Notes	589	December-2022	(68,857,781)	555,138	555,138
U.S. Treasury 10 Year Ultra Notes	394	December-2022	(49,323,875)	458,642	458,642
U.S. Treasury Bonds	254	December-2022	(34,504,313)	293,687	293,687
U.S. Treasury Ultra Bonds	61	December-2022	(9,119,500)	34,313	34,313
Subtotal–Short Futures Contracts				2,958,333	2,958,333
Total Futures Contracts				$1,121,380	$ 1,121,380

Portfolio Composition

By security type, based on Net Assets

as of August 31, 2022

U.S. Dollar Denominated Bonds & Notes	66.85%

Asset-Backed Securities	26.56

U.S. Treasury Securities	2.67

Security Types Each Less Than 1% of Portfolio	1.82

Money Market Funds Plus Other Assets Less Liabilities	2.10

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Short Term Bond Fund

Statement of Assets and Liabilities

August 31, 2022

(Unaudited)

Assets:

Investments in unaffiliated securities, at value (Cost $2,574,253,697)*	$2,457,332,028

Investments in affiliated money market funds, at value (Cost $147,001,261)	147,006,479

Other investments:
Variation margin receivable – futures contracts	595,541

Cash	365

Receivable for:
Investments sold	151

Fund shares sold	6,393,133

Dividends	75,342

Interest	18,286,325

Investments matured, at value (Cost $2,242,000)	372,459

Investment for trustee deferred compensation and retirement plans	181,002

Other assets	126,262

Total assets	2,630,369,087

Liabilities:
Payable for:
Dividends	913,847

Fund shares reacquired	3,064,149

Collateral upon return of securities loaned	115,098,369

Accrued fees to affiliates	884,930

Accrued trustees’ and officers’ fees and benefits	45,302

Accrued other operating expenses	187,665

Trustee deferred compensation and retirement plans	202,593

Total liabilities	120,396,855

Net assets applicable to shares outstanding	$2,509,972,232

Net assets consist of:
Shares of beneficial interest	$2,717,683,574

Distributable earnings (loss)	(207,711,342)

$2,509,972,232

Net Assets:

Class A	$1,292,871,511

Class C	$142,486,898

Class R	$43,267,616

Class Y	$473,356,464

Class R5	$849,091

Class R6	$557,140,652

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	160,587,446

Class C	17,696,262

Class R	5,361,485

Class Y	58,766,143

Class R5	105,648

Class R6	69,129,499

Class A:
Net asset value per share	$8.05

Maximum offering price per share (Net asset value of $8.05 ÷ 97.50%)	$8.26

Class C:
Net asset value and offering price per share	$8.05

Class R:
Net asset value and offering price per share	$8.07

Class Y:
Net asset value and offering price per share	$8.05

Class R5:
Net asset value and offering price per share	$8.04

Class R6:
Net asset value and offering price per share	$8.06

*	At August 31, 2022, security with a value of $111,649,984 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Short Term Bond Fund

Statement of Operations

For the six months ended August 31, 2022

(Unaudited)

Investment income:
Interest (net of foreign withholding taxes of $(3,281))	$38,487,288

Dividends	54,363

Dividends from affiliated money market funds (includes securities lending income of $116,680)	221,237

Total investment income	38,762,888

Expenses:
Advisory fees	4,166,471

Administrative services fees	198,131

Custodian fees	17,721

Distribution fees:
Class A	998,568

Class C	527,466

Class R	110,889

Transfer agent fees – A, C, R and Y	1,336,070

Transfer agent fees – R5	384

Transfer agent fees – R6	96,192

Trustees’ and officers’ fees and benefits	16,692

Registration and filing fees	101,259

Reports to shareholders	62,756

Professional services fees	37,789

Other	26,922

Total expenses	7,697,310

Less: Fees waived and/or expense offset arrangement(s)	(134,008)

Net expenses	7,563,302

Net investment income	31,199,586

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:

Unaffiliated investment securities	(39,873,813)

Affiliated investment securities	(13,156)

Futures contracts	8,354,390

(31,532,579)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(82,150,583)

Affiliated investment securities	8,627

Futures contracts	2,537,633

(79,604,323)

Net realized and unrealized gain (loss)	(111,136,902)

Net increase (decrease) in net assets resulting from operations	$(79,937,316)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Short Term Bond Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2022 and the year ended February 28, 2022

(Unaudited)

	August 31,	February 28,
	2022	2022

Operations:
Net investment income	$31,199,586	$47,334,436

Net realized gain (loss)	(31,532,579)	1,322,076

Change in net unrealized appreciation (depreciation)	(79,604,323)	(110,059,396)

Net increase (decrease) in net assets resulting from operations	(79,937,316)	(61,402,884)

Distributions to shareholders from distributable earnings:
Class A	(12,875,451)	(21,025,505)

Class C	(1,243,198)	(2,395,084)

Class R	(345,725)	(514,728)

Class Y	(5,247,464)	(9,796,714)

Class R5	(8,132)	(9,131)

Class R6	(6,255,435)	(10,914,927)

Total distributions from distributable earnings	(25,975,405)	(44,656,089)

Share transactions–net:
Class A	(61,324,851)	(67,886,583)

Class C	(34,734,581)	(45,892,566)

Class R	(521,383)	(3,226,692)

Class Y	(89,409,461)	(23,708,763)

Class R5	173,694	202,520

Class R6	(18,217,423)	(24,343,162)

Net increase (decrease) in net assets resulting from share transactions	(204,034,005)	(164,855,246)

Net increase (decrease) in net assets	(309,946,726)	(270,914,219)

Net assets:
Beginning of period	2,819,918,958	3,090,833,177

End of period	$2,509,972,232	$2,819,918,958

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Short Term Bond Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net
			(losses)								net assets		assets without		Ratio of net
	Net asset		on securities		Dividends						with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net			Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	Return of	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	capital	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Class A
Six months ended 08/31/22	$8.37	$0.09	$(0.33)	$(0.24)	$(0.08)	$ -	$(0.08)	$8.05	(2.89)%	$1,292,872	0.63	%(d)	0.63	%(d)	2.29	%(d)	87%
Year ended 02/28/22	8.68	0.13	(0.32)	(0.19)	(0.12)	-	(0.12)	8.37	(2.20)	1,407,707	0.62		0.62		1.49		141
Year ended 02/28/21	8.66	0.16	0.04	0.20	(0.18)	-	(0.18)	8.68	2.33	1,527,875	0.63		0.63		1.85		245
Year ended 02/29/20	8.47	0.23	0.20	0.43	(0.23)	(0.01)	(0.24)	8.66	5.08	655,357	0.65		0.65		2.62		155
Year ended 02/28/19	8.51	0.21	(0.03)	0.18	(0.22)	-	(0.22)	8.47	2.19	591,443	0.64		0.65		2.52		176
Year ended 02/28/18	8.61	0.17	(0.10)	0.07	(0.17)	-	(0.17)	8.51	0.79	395,766	0.65		0.66		1.98		198
Class C
Six months ended 08/31/22	8.38	0.08	(0.35)	(0.27)	(0.06)	-	(0.06)	8.05	(3.17)	142,487	0.98	(d)	1.13	(d)	1.94	(d)	87
Year ended 02/28/22	8.68	0.10	(0.31)	(0.21)	(0.09)	-	(0.09)	8.38	(2.41)	183,817	0.97		1.12		1.14		141
Year ended 02/28/21	8.66	0.13	0.03	0.16	(0.14)	-	(0.14)	8.68	1.93	237,167	0.98		0.98		1.50		245
Year ended 02/29/20	8.47	0.19	0.21	0.40	(0.20)	(0.01)	(0.21)	8.66	4.71	158,968	1.00		1.15		2.27		155
Year ended 02/28/19	8.51	0.18	(0.03)	0.15	(0.19)	-	(0.19)	8.47	1.83	140,247	0.99		1.15		2.17		176
Year ended 02/28/18	8.61	0.14	(0.10)	0.04	(0.14)	-	(0.14)	8.51	0.44	391,791	1.00		1.16		1.63		198
Class R
Six months ended 08/31/22	8.39	0.08	(0.34)	(0.26)	(0.06)	-	(0.06)	8.07	(3.05)	43,268	0.98	(d)	0.98	(d)	1.94	(d)	87
Year ended 02/28/22	8.70	0.10	(0.32)	(0.22)	(0.09)	-	(0.09)	8.39	(2.54)	45,537	0.97		0.97		1.14		141
Year ended 02/28/21	8.68	0.13	0.04	0.17	(0.15)	-	(0.15)	8.70	1.98	50,473	0.98		0.98		1.50		245
Year ended 02/29/20	8.49	0.20	0.20	0.40	(0.20)	(0.01)	(0.21)	8.68	4.70	6,210	1.00		1.00		2.27		155
Year ended 02/28/19	8.53	0.18	(0.03)	0.15	(0.19)	-	(0.19)	8.49	1.84	5,035	0.99		1.00		2.17		176
Year ended 02/28/18	8.62	0.14	(0.09)	0.05	(0.14)	-	(0.14)	8.53	0.55	4,693	1.00		1.01		1.63		198
Class Y
Six months ended 08/31/22	8.38	0.10	(0.35)	(0.25)	(0.08)	-	(0.08)	8.05	(2.93)	473,356	0.48	(d)	0.48	(d)	2.44	(d)	87
Year ended 02/28/22	8.68	0.14	(0.31)	(0.17)	(0.13)	-	(0.13)	8.38	(1.94)	583,784	0.47		0.47		1.64		141
Year ended 02/28/21	8.66	0.17	0.04	0.21	(0.19)	-	(0.19)	8.68	2.50	629,462	0.45		0.48		2.03		245
Year ended 02/29/20	8.48	0.24	0.19	0.43	(0.24)	(0.01)	(0.25)	8.66	5.11	146,159	0.50		0.50		2.77		155
Year ended 02/28/19	8.52	0.23	(0.03)	0.20	(0.24)	-	(0.24)	8.48	2.35	134,272	0.49		0.50		2.67		176
Year ended 02/28/18	8.61	0.18	(0.09)	0.09	(0.18)	-	(0.18)	8.52	1.06	128,874	0.50		0.51		2.13		198
Class R5
Six months ended 08/31/22	8.36	0.10	(0.33)	(0.23)	(0.09)	-	(0.09)	8.04	(2.80)	849	0.45	(d)	0.45	(d)	2.47	(d)	87
Year ended 02/28/22	8.66	0.15	(0.31)	(0.16)	(0.14)	-	(0.14)	8.36	(1.89)	705	0.41		0.41		1.70		141
Year ended 02/28/21	8.65	0.18	0.03	0.21	(0.20)	-	(0.20)	8.66	2.48	524	0.38		0.38		2.10		245
Year ended 02/29/20	8.47	0.25	0.18	0.43	(0.24)	(0.01)	(0.25)	8.65	5.20	496	0.40		0.40		2.87		155
Year ended 02/28/19	8.51	0.23	(0.03)	0.20	(0.24)	-	(0.24)	8.47	2.45	1,765	0.39		0.40		2.77		176
Year ended 02/28/18	8.60	0.19	(0.09)	0.10	(0.19)	-	(0.19)	8.51	1.17	1,699	0.38		0.39		2.25		198
Class R6
Six months ended 08/31/22	8.38	0.10	(0.33)	(0.23)	(0.09)	-	(0.09)	8.06	(2.76)	557,141	0.38	(d)	0.38	(d)	2.54	(d)	87
Year ended 02/28/22	8.69	0.15	(0.32)	(0.17)	(0.14)	-	(0.14)	8.38	(1.95)	598,369	0.37		0.37		1.74		141
Year ended 02/28/21	8.67	0.18	0.04	0.22	(0.20)	-	(0.20)	8.69	2.62	645,331	0.35		0.35		2.13		245
Year ended 02/29/20	8.49	0.25	0.19	0.44	(0.25)	(0.01)	(0.26)	8.67	5.23	644,838	0.37		0.37		2.90		155
Year ended 02/28/19	8.53	0.24	(0.03)	0.21	(0.25)	-	(0.25)	8.49	2.46	564,219	0.38		0.39		2.78		176
Year ended 02/28/18	8.62	0.19	(0.09)	0.10	(0.19)	-	(0.19)	8.53	1.17	575,750	0.38		0.39		2.25		198

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $1,288,591,313 in connection with the acquisition of Invesco Oppenheimer Limited-Term Bond Fund into the Fund.

(d)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Short Term Bond Fund

Notes to Financial Statements

August 31, 2022 (Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Short Term Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are

24	Invesco Short Term Bond Fund

computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in

25	Invesco Short Term Bond Fund

a manner consistent with the federal securities laws. For the six months ended August 31, 2022, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

LIBOR Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

L.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

M.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
N.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.350%

Next $500 million	0.325%

Next $1.5 billion	0.300%

Next $2.5 billion	0.290%

Over $5 billion	0.280%

For the six months ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.31%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023 to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 1.75% (after 12b-1 fee waivers), 1.75%. 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2022, the Adviser waived advisory fees of $8,821.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company

26	Invesco Short Term Bond Fund

(“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Class A shares. The Fund pursuant to the Class C Plan and Class R Plan, pays IDI compensation at the annual rate of 0.65% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. IDI has contractually agreed, through at least June 30, 2023, to waive 12b-1 fees for Class C shares to the extent necessary to limit 12b-1 fees to 0.50% of average daily net assets. 12b-1 fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the six months ended August 31, 2022, 12b-1 fees incurred for Class C shares were $405,743 after fee waivers of $121,723.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2022, IDI advised the Fund that IDI retained $39,292 in front-end sales commissions from the sale of Class A shares and $96,646 and $2,723 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$1,678,008,409	$–	$1,678,008,409

Asset-Backed Securities	–	651,914,591	14,723,587	666,638,178

U.S. Treasury Securities	–	66,995,983	–	66,995,983

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	19,445,146	–	19,445,146

Agency Credit Risk Transfer Notes	–	17,762,576	–	17,762,576

Preferred Stocks	1,891,500	6,590,236	–	8,481,736

Money Market Funds	31,904,058	115,102,421	–	147,006,479

Total Investments in Securities	33,795,558	2,555,819,362	14,723,587	2,604,338,507

Other Investments - Assets*

Investments Matured	–	372,459	–	372,459

Futures Contracts	2,958,333	–	–	2,958,333

	2,958,333	372,459	–	3,330,792

Other Investments - Liabilities*

Futures Contracts	(1,836,953)	–	–	(1,836,953)

Total Other Investments	1,121,380	372,459	–	1,493,839

Total Investments	$34,916,938	$2,556,191,821	$14,723,587	$2,605,832,346

*	Futures contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and

27	Invesco Short Term Bond Fund

close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2022:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$2,958,333

Derivatives not subject to master netting agreements	(2,958,333)

Total Derivative Assets subject to master netting agreements	$–

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$(1,836,953)

Derivatives not subject to master netting agreements	1,836,953

Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended August 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Interest Rate Risk

Realized Gain:
Futures contracts	$ 8,354,390

Change in Net Unrealized Appreciation:
Futures contracts	2,537,633

Total	$10,892,023

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$1,716,200,000

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,464.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

28	Invesco Short Term Bond Fund

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$34,576,752	$33,156,153	$67,732,905

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2022 was $1,056,420,987 and $1,287,241,560, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$6,146,480

Aggregate unrealized (depreciation) of investments	(122,755,181)

Net unrealized appreciation (depreciation) of investments	$(116,608,701)

Cost of investments for tax purposes is $2,722,441,047.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended August 31, 2022(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	21,952,846	$179,176,764	47,121,642	$405,494,521

Class C	1,307,147	10,660,463	7,301,728	62,972,099

Class R	443,200	3,614,522	1,248,996	10,778,096

Class Y	13,348,292	108,794,795	36,676,908	315,378,024

Class R5	25,155	204,692	28,429	242,350

Class R6	7,584,172	62,029,558	16,074,685	138,582,798

Issued as reinvestment of dividends:
Class A	1,325,053	10,761,970	2,044,656	17,572,982

Class C	126,378	1,026,170	227,765	1,959,880

Class R	41,872	340,715	58,729	506,199

Class Y	405,074	3,291,676	688,982	5,923,725

Class R5	989	8,013	1,038	8,892

Class R6	745,456	6,063,310	1,234,546	10,623,341

Automatic conversion of Class C shares to Class A shares:
Class A	783,460	6,378,592	1,658,543	14,242,266

Class C	(783,413)	(6,378,592)	(1,658,225)	(14,242,266)

Reacquired:
Class A	(31,584,444)	(257,642,177)	(58,766,805)	(505,196,352)

Class C	(4,902,143)	(40,042,622)	(11,240,934)	(96,582,279)

Class R	(548,560)	(4,476,620)	(1,684,427)	(14,510,987)

Class Y	(24,664,192)	(201,495,932)	(40,179,180)	(345,010,512)

Class R5	(4,782)	(39,011)	(5,702)	(48,722)

Class R6	(10,582,328)	(86,310,291)	(20,202,696)	(173,549,301)

Net increase (decrease) in share activity	(24,980,768)	$(204,034,005)	(19,371,322)	$(164,855,246)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

29	Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]
Class A	$1,000.00	$971.10	$3.13	$1,022.03	$3.21	0.63%
Class C	1,000.00	969.40	4.86	1,020.27	4.99	0.98
Class R	1,000.00	969.50	4.86	1,020.27	4.99	0.98
Class Y	1,000.00	970.70	2.38	1,022.79	2.45	0.48
Class R5	1,000.00	972.00	2.24	1,022.94	2.29	0.45
Class R6	1,000.00	972.40	1.89	1,023.29	1.94	0.38

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

30	Invesco Short Term Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Term Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Government & Credit 1-3 Year Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund

31	Invesco Short Term Bond Fund

was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco

Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

32	Invesco Short Term Bond Fund

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	STB-SAR-1

Semiannual Report to Shareholders	August 31, 2022

Invesco U.S. Government Money Portfolio

Nasdaq:

Invesco Cash Reserve: GMQXX ∎ C: GMCXX ∎ R: GMLXX ∎ Y: OMBXX ∎ R6: GMRXX

2	Fund Information

3	Schedule of Investments

6	Financial Statements

9	Financial Highlights

10	Notes to Financial Statements

14	Fund Expenses

15	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Information

    You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

    The Fund is subject to certain other risks. Please see the current prospectus for more information regarding the risks associated with an investment in the Fund.

    Team managed by Invesco Advisers, Inc.

2	Invesco U.S. Government Money Portfolio

Schedule of Investments

August 31, 2022

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities-47.20%
U.S. Treasury Bills-34.57%(a)

U.S. Treasury Bills	0.08%	09/08/2022	$8,000	$ 7,999,883

U.S. Treasury Bills	2.27%	09/20/2022	35,000	34,958,142

U.S. Treasury Bills	1.29%	09/27/2022	15,000	14,986,133

U.S. Treasury Bills	2.29%	10/04/2022	10,000	9,979,100

U.S. Treasury Bills	1.86%	10/06/2022	14,000	13,974,819

U.S. Treasury Bills	1.52%	10/11/2022	15,000	14,974,833

U.S. Treasury Bills	2.12%-2.21%	10/13/2022	24,000	23,939,660

U.S. Treasury Bills	2.50%	10/18/2022	25,000	24,918,729

U.S. Treasury Bills	2.49%	10/20/2022	24,000	23,919,313

U.S. Treasury Bills	2.54%	10/27/2022	26,000	25,898,080

U.S. Treasury Bills	2.51%	11/03/2022	40,000	39,825,700

U.S. Treasury Bills	2.25%	11/08/2022	30,000	29,873,633

U.S. Treasury Bills	2.60%	11/10/2022	20,000	19,899,667

U.S. Treasury Bills	2.62%	11/15/2022	12,000	11,935,000

U.S. Treasury Bills	2.63%	11/17/2022	20,000	19,888,350

U.S. Treasury Bills	2.59%-2.74%	11/22/2022	55,000	54,666,078

U.S. Treasury Bills	2.76%	11/25/2022	25,000	24,838,178

U.S. Treasury Bills	2.71%	11/29/2022	20,000	19,866,994

U.S. Treasury Bills	2.81%	12/13/2022	15,000	14,880,692

U.S. Treasury Bills	2.92%	12/20/2022	15,000	14,867,542

U.S. Treasury Bills	1.19%	02/23/2023	4,000	3,977,153

U.S. Treasury Bills	3.01%	07/13/2023	6,000	5,846,648

				455,914,327

U.S. Treasury Floating Rate Notes-12.63%

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	2.96%	10/31/2022	25,000	24,999,975

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(b)	2.95%	01/31/2023	10,000	10,000,067

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	2.94%	04/30/2023	38,000	38,000,696

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	2.93%	07/31/2023	21,000	21,000,194

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	2.94%	10/31/2023	29,000	29,000,247

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.02%)(b)	2.89%	01/31/2024	5,000	4,998,782

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.08%)(b)	2.83%	04/30/2024	28,500	28,468,682

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	2.94%	07/31/2024	10,000	9,999,996

				166,468,639

Total U.S. Treasury Securities (Cost $622,382,966)				622,382,966

U.S. Government Sponsored Agency Securities-15.05%
Federal Farm Credit Bank (FFCB)-11.11%

Federal Farm Credit Bank (SOFR + 0.03%)(b)	2.32%	10/12/2022	7,000	6,999,976

Federal Farm Credit Bank (SOFR + 0.01%)(b)	2.30%	11/16/2022	7,000	6,999,971

Federal Farm Credit Bank (SOFR + 0.07%)(b)	2.36%	11/18/2022	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	2.35%	12/28/2022	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	2.35%	01/20/2023	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	2.35%	02/09/2023	7,000	7,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	2.34%	02/17/2023	9,000	9,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	2.32%	03/10/2023	6,000	6,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	2.33%	05/19/2023	3,000	3,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

3	Invesco U.S. Government Money Portfolio

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal Farm Credit Bank (FFCB)-(continued)

Federal Farm Credit Bank (SOFR + 0.03%)(b)	2.32%	06/14/2023	$3,500	$ 3,500,000

Federal Farm Credit Bank (SOFR + 0.02%)(b)	2.31%	06/23/2023	7,000	6,999,757

Federal Farm Credit Bank (SOFR + 0.03%)(b)	2.32%	07/07/2023	4,000	4,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	2.32%	09/20/2023	8,000	8,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	2.34%	09/29/2023	3,000	3,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	2.34%	10/16/2023	2,000	2,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	2.35%	12/13/2023	3,000	3,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	2.33%	12/15/2023	4,000	3,999,740

Federal Farm Credit Bank (SOFR + 0.04%)(b)	2.32%	01/04/2024	3,000	3,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	2.35%	01/10/2024	4,000	4,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	2.32%	01/25/2024	4,500	4,500,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	2.33%	02/05/2024	7,000	7,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	2.34%	02/20/2024	4,500	4,500,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	2.34%	02/23/2024	1,000	1,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	2.33%	03/08/2024	2,000	2,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	2.33%	03/15/2024	2,000	2,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	2.33%	03/18/2024	13,000	13,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	2.34%	04/25/2024	4,000	4,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	2.34%	05/09/2024	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	2.34%	05/24/2024	8,000	8,000,000

				146,499,444

Federal Home Loan Bank (FHLB)-3.94%

Federal Home Loan Bank(c)	0.00%	09/16/2022	15,000	14,988,125

Federal Home Loan Bank (SOFR + 0.03%)(b)	2.32%	10/20/2022	17,000	17,000,000

Federal Home Loan Bank (SOFR + 0.07%)(b)	2.36%	11/10/2022	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.06%)(b)	2.35%	12/08/2022	15,000	15,000,000

				51,988,125

Total U.S. Government Sponsored Agency Securities (Cost $198,487,569)				198,487,569

TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-62.25% (Cost $820,870,535)				820,870,535

			Repurchase Amount
Repurchase Agreements-37.72%(d)

Bank of Nova Scotia, joint agreement dated 08/31/2022, aggregate maturing value of $500,031,944 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $510,000,069; 2.50% - 7.00%; 03/01/2024 - 08/01/2059)	2.30%	09/01/2022	20,001,278	20,000,000

Citigroup Global Markets, Inc., joint agreement dated 08/31/2022, aggregate maturing value of $300,019,167 (collateralized by U.S. Treasury obligations valued at $306,000,048; 0.13% - 2.13%; 11/15/2022 - 01/15/2023)	2.30%	09/01/2022	75,004,792	75,000,000

RBC Dominion Securities Inc., joint agreement dated 08/31/2022, aggregate maturing value of $1,500,095,833 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $1,530,000,000; 0.25% - 5.50%; 09/30/2022 - 06/25/2059)	2.30%	09/01/2022	150,009,583	150,000,000

Standard Chartered Bank, joint term agreement dated 08/25/2022, aggregate maturing value of $1,000,447,222 (collateralized by U.S. Treasury obligations valued at $1,020,456,176; 0.13% - 3.63%; 09/30/2022 - 05/15/2052)(e)	2.30%	09/01/2022	50,022,361	50,000,000

Sumitomo Mitsui Banking Corp., joint agreement dated 08/31/2022, aggregate maturing value of $1,800,115,500 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $1,836,000,000; 1.13% - 4.50%; 02/28/2025 - 10/20/2051)	2.31%	09/01/2022	72,440,413	72,435,765

TD Securities (USA) LLC, joint term agreement dated 08/31/2022, aggregate maturing value of $350,156,528 (collateralized by agency mortgage-backed securities valued at $357,000,001; 2.50% - 5.00%; 04/01/2047 - 07/01/2052)(e)	2.30%	09/07/2022	130,058,139	130,000,000

Total Repurchase Agreements (Cost $497,435,765)				497,435,765

TOTAL INVESTMENTS IN SECURITIES(f)-99.97% (Cost $1,318,306,300)				1,318,306,300

OTHER ASSETS LESS LIABILITIES-0.03%				374,667

NET ASSETS-100.00%				$1,318,680,967

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4	Invesco U.S. Government Money Portfolio

Investment Abbreviations:

SOFR -Secured Overnight Financing Rate

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2022.
(c)	Denotes a zero coupon security issued at a substantial discount from its value at maturity.
(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)	Also represents cost for federal income tax purposes.

Portfolio Composition by Maturity*

In days, as of 08/31/2022

1-7	37.6%

8-30	5.5

31-60	12.3

61-90	20.0

91-180	6.4

181+	18.2

*	The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco U.S. Government Money Portfolio

Statement of Assets and Liabilities

August 31, 2022

(Unaudited)

Assets:
Investments in unaffiliated securities, excluding repurchase agreements, at value and cost	$820,870,535

Repurchase agreements, at value and cost	497,435,765

Receivable for:
Fund shares sold	1,489,018

Interest	933,707

Investment for trustee deferred compensation and retirement plans	111,041

Total assets	1,320,840,066

Liabilities:
Payable for:
Fund shares reacquired	1,703,350

Dividends	9,978

Accrued fees to affiliates	222,386

Accrued trustees’ and officers’ fees and benefits	4,062

Accrued operating expenses	17,995

Trustee deferred compensation and retirement plans	201,328

Total liabilities	2,159,099

Net assets applicable to shares outstanding	$1,318,680,967

Net assets consist of:
Shares of beneficial interest	$1,318,981,328

Distributable earnings (loss)	(300,361)

$1,318,680,967

Net Assets:
Invesco Cash Reserve	$53,806,255

Class C	$10,184,811

Class R	$6,396,062

Class Y	$1,248,283,840

Class R6	$9,999

Shares outstanding, no par value, unlimited number of shares authorized:
Invesco Cash Reserve	53,808,833

Class C	10,185,315

Class R	6,396,354

Class Y	1,248,344,030

Class R6	10,000

Net asset value, offering and redemption price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco U.S. Government Money Portfolio

Statement of Operations

For the six months ended August 31, 2022

(Unaudited)

Investment income:
Interest	$7,303,259

Expenses:
Advisory fees	2,789,070

Administrative services fees	298,908

Custodian fees	3,183

Distribution fees:
Invesco Cash Reserve	41,551

Class C	49,159

Class R	13,796

Transfer agent fees - Invesco Cash Reserve, C, R and Y	1,254,331

Transfer agent fees - R6	2

Trustees’ and officers’ fees and benefits	16,547

Registration and filing fees	41,822

Reports to shareholders	43,928

Professional services fees	34,393

Other	8,173

Total expenses	4,594,863

Less: Expenses reimbursed and expense offset arrangement(s)	(1,224,674)

Net expenses	3,370,189

Net investment income	3,933,070

Net realized gain (loss) from unaffiliated investment securities	(70,582)

Net increase in net assets resulting from operations	$3,862,488

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco U.S. Government Money Portfolio

Statement of Changes in Net Assets

For the six months ended August 31, 2022 and the year ended February 28, 2022

(Unaudited)

	August 31,	February 28,
	2022	2022

Operations:
Net investment income	$3,933,070	$65,540

Net realized gain (loss)	(70,582)	(7,637)

Net increase in net assets resulting from operations	3,862,488	57,903

Distributions to shareholders from distributable earnings:
Invesco Cash Reserve	(139,260)	(2,953)

Class C	(8,387)	(502)

Class R	(10,903)	(293)

Class Y	(3,774,486)	(61,788)

Class R6	(34)	(4)

Total distributions from distributable earnings	(3,933,070)	(65,540)

Share transactions-net:
Invesco Cash Reserve	328,304	(7,223,024)

Class C	2,080,813	(2,914,449)

Class R	1,354,765	(815,540)

Class Y	(34,962,574)	(187,178,723)

Net increase (decrease) in net assets resulting from share transactions	(31,198,692)	(198,131,736)

Net increase (decrease) in net assets	(31,269,274)	(198,139,373)

Net assets:
Beginning of period	1,349,950,241	1,548,089,614

End of period	$1,318,680,967	$1,349,950,241

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco U.S. Government Money Portfolio

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets
Invesco Cash Reserve
Six months ended 08/31/22	$1.00	$0.00	$(0.00)	$0.00	$(0.00)	$ -	$(0.00)	$1.00	0.25%	$53,806	0.59	%(d)	0.81	%(d)	0.49	%(d)
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	53,481	0.07		0.83		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.03	60,704	0.18		0.89		0.04
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.66	12,874	0.72	(d)	0.94	(d)	1.14	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.30	3,285	0.67	(d)	0.86	(d)	1.67	(d)
Class C
Six months ended 08/31/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.08	10,185	0.96	(d)	1.66	(d)	0.12	(d)
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	8,105	0.07		1.68		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.01	11,019	0.19		1.74		0.03
Seven months ended 02/29/20	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.17	2,313	1.55	(d)	1.79	(d)	0.31	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.16	497	1.43	(d)	1.64	(d)	0.91	(d)
Class R
Six months ended 08/31/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.17	6,396	0.77	(d)	1.16	(d)	0.31	(d)
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	5,042	0.07		1.18		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.02	5,857	0.19		1.24		0.03
Seven months ended 02/29/20	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.46	1,099	1.05	(d)	1.28	(d)	0.81	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.23	182	1.08	(d)	1.08	(d)	1.27	(d)
Class Y
Six months ended 08/31/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.30	1,248,284	0.49	(d)	0.66	(d)	0.59	(d)
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	1,283,313	0.07		0.68		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.04	1,470,499	0.18		0.74		0.04
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.74	1,558,623	0.58	(d)	0.80	(d)	1.28	(d)
Year ended 07/31/19	1.00	0.02	0.00	0.02	(0.02)	(0.00)	(0.02)	1.00	1.77	1,669,766	0.58		0.62		1.76
Year ended 07/31/18	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.84	40,384	0.60		0.61		0.83
Year ended 07/31/17	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.10	42,261	0.51		0.64		0.07
Class R6
Six months ended 08/31/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.33	10	0.42	(d)	0.51	(d)	0.66	(d)
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	10	0.07		0.53		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.05	10	0.16		0.57		0.06
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.80	10	0.48	(d)	0.54	(d)	1.38	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.34	10	0.48	(d)	0.48	(d)	1.88	(d)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the seven months ended February 29, 2020 and the years ended July 31, 2019, 2018 and 2017, respectively.
(d)	Annualized.
(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco U.S. Government Money Portfolio

Notes to Financial Statements

August 31, 2022

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco U.S. Government Money Portfolio, (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

The Fund’s investment objective is to seek income consistent with stability of principal.

The Fund currently consists of five different classes of shares: Invesco Cash Reserve, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class C shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve, Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Invesco Cash Reserve shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to the liquidity fee and redemption gate requirement at this time, as permitted by Rule 2a-7.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual

10	Invesco U.S. Government Money Portfolio

results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of the Fund that holds securities of that entity will be adversely impacted.

K.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 500 million	0.450%

Next $500 million	0.425%

Next $500 million	0.400%

Next $1.5 billion	0.375%

Over $3 billion	0.350%

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the the six months ended August 31, 2022, the effective advisory fees incurred by the Fund was 0.41%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Invesco Cash Reserve, Class C, Class R, Class Y, and Class R6 shares to 0.73%, 1.58%, 1.08%, 0.58%, and 0.48%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser and/or Invesco Distributors, Inc., (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors. For the six months ended August 31, 2022, Invesco voluntarily reimbursed class level expenses of $39,118, $29,687, $8,440 , $567,254 and $3 of Invesco Cash Reserve, Class C, Class R and Class Y shares, respectively, in order to increase the yield.

For the six months ended August 31, 2022, the Adviser contractually reimbursed class level expenses of $23,223, $4,121, $2,313, $535,532 and $2, of Invesco Cash Reserve, Class C, Class R, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

11	Invesco U.S. Government Money Portfolio

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve, Class C, and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve, Class C and Class R shares (collectively the “Plan”). The Fund pursuant to the Plan, pays IDI compensation at the annual rate of 0.15% of the average daily net assets of Invesco Cash Reserve shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Expenses before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the the six months ended August 31, 2022, expenses incurred after combined contractual waivers and voluntary yield waivers and reimbursements were $26,601, $23,249 and $7,566 for Invesco Cash Reserve, Class C and Class R shares, respectively.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2022, IDI advised the Fund that IDI imposed CDSC on redemptions by shareholders for Class C shares of $2,401.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2022, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $14,982.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$7,637	$-	$7,637

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

12	Invesco U.S. Government Money Portfolio

NOTE 8–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2022		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Invesco Cash Reserve	23,291,081	$23,291,081	32,606,251	$32,606,251

Class C	7,105,074	7,105,074	4,837,791	4,837,791

Class R	3,039,519	3,039,519	4,368,523	4,368,523

Class Y	154,923,129	154,923,129	277,034,909	277,034,909

Issued as reinvestment of dividends:
Invesco Cash Reserve	138,562	138,562	2,953	2,953

Class C	8,387	8,387	502	502

Class R	10,903	10,903	293	293

Class Y	3,738,275	3,738,275	61,788	61,788

Automatic Conversion of Class C shares to Invesco Cash Reserve shares:
Invesco Cash Reserve	230,861	230,861	896,898	896,898

Class C	(230,681)	(230,861)	(896,898)	(896,898)

Reacquired:
Invesco Cash Reserve	(23,332,200)	(23,332,200)	(40,729,126)	(40,729,126)

Class C	(4,801,787)	(4,801,787)	(6,855,844)	(6,855,844)

Class R	(1,695,657)	(1,695,657)	(5,184,356)	(5,184,356)

Class Y	(193,623,978)	(193,623,978)	(464,275,420)	(464,275,420)

Net increase (decrease) in share activity	(31,198,692)	$(31,198,692)	(198,131,736)	$(198,131,736)

13	Invesco U.S. Government Money Portfolio

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Invesco Cash Reserve	$1,000.00	$1,002.50	$2.98	$1,022.23	$3.01	0.59%
C	1,000.00	1,000.80	4.84	1,020.37	4.89	0.96
R	1,000.00	1,001.70	3.88	1,021.32	3.92	0.77
Y	1,000.00	1,003.00	2.47	1,022.74	2.50	0.49
R6	1,000.00	1,003.30	2.12	1,023.09	2.14	0.42

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

14	Invesco U.S. Government Money Portfolio

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco U.S. Government Money Portfolio’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe. The Board noted that performance of Class Y shares of the Fund was in the second quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of the Fund was equal to the performance universe median for the one year period and reasonably comparable to the performance universe median for the three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

15	Invesco U.S. Government Money Portfolio

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class Y shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees and total expense ratio were each in the fourth quintile of its expense group and discussed with management reasons for such relative contractual management fees and total expenses.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board further noted that Invesco Advisers has voluntarily undertaken to waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2021.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

16	Invesco U.S. Government Money Portfolio

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-MFP filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	O-GMKT-SAR-1

ITEM 2.	CODE OF ETHICS.

Not applicable for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of October 18, 2022, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 18, 2022, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 4, 2022

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 4, 2022

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	November 4, 2022